                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                                ACUBID.COM, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:


        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:


        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:


        ------------------------------------------------------------------------
    (5) Total fee paid:


        ------------------------------------------------------------------------

/X/ Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                ACUBID.COM, INC.
                             1947 CAMINO VIDA ROBLE
                                    SUITE 102
                           CARLSBAD, CALIFORNIA 92008
                                 (760) 804-0023

                                                                    May 3, 2000

Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of AcuBid.com, Inc. (the "Company" or "AcuBid") which will be held on May 22, 2000, at 10:00 a.m., Pacific time, at La Costa Resort & Spa, 2100 Costa Del Mar Road, La Costa, California 92008.

         At the Annual Meeting you will be asked to vote on a proposal to (I) approve and adopt, among other things, the Amended and Restated Stock
Purchase Agreement, dated as of March 24, 1999 (the "Agreement"), by and among AcuBid, AcuBid Acquisition Corporation ("Acquisition Corp."), PT Jaring Data Interaktif ("JDI") and Adisatrya Suryo Sulisto ("Sulisto") or his assignee pursuant to which AcuBid, through Acquisition Corp., will purchase 90% of the issued and outstanding shares of JDI from Sulisto and 44,000,000 shares of AcuBid common stock, par value $.001 per share (the "Common Stock") will be issued to Sulisto (the "Acquisition"). We expect that at or about the time of the Acquisition, Selim K. Zilkha Trust ("Zilkha") who has indicated an interest in acquiring shares if the Acquisition is completed, will purchase 5,000,000 shares of Common Stock at $2.00 per share for an aggregate purchase price of $10,000,000. Zilkha is under no obligation to purchase these shares.

         The Acquisition requires the approval and adoption of the Agreement by the holders of a majority of the outstanding shares of Common Stock of AcuBid.

         At the Annual Meeting, you also will be asked to vote on proposals to
(II) approve amendments to AcuBid's Certificate of Incorporation (a) to increase from 50,000,000 to 100,000,000 the number of authorized shares of AcuBid Common Stock and (b) to change the name of the Company to Asia Web Holdings, Inc.;
(III) elect directors; (IV) approve and ratify the 1999 Incentive Equity Plan;
(V) approve and ratify the 1999 Stock Plan Option Plan for Non-Employee Directors; and (VI) ratify the appointment of the Company's auditors for the fiscal year ending August 31, 2000. Ratification of Proposal II is conditioned upon approval of Proposal I and the completion of the Acquisition. The election of the five directors recommended to the Board of Directors for nomination by Sulisto will be effective only upon the closing of the Acquisition. Approval of any of Proposals (IV), (V) and (VI) is not a condition to the consummation of the Acquisition and, conversely, will be effective whether or not Proposal (I) is approved and adopted by stockholders.

         THE BOARD OF DIRECTORS OF ACUBID BELIEVES THAT THE ACQUISITION AND THE OTHER PROPOSALS TO BE PRESENTED AT THE ANNUAL MEETING ARE IN THE BEST INTEREST OF ACUBID AND ITS STOCKHOLDERS AND RECOMMENDS THAT YOU VOTE "FOR" APPROVAL AND ADOPTION OF THE AGREEMENT AND "FOR" THE OTHER PROPOSALS TO BE PRESENTED AT THE ANNUAL MEETING.

         The enclosed Proxy Statement explains in detail the terms of the Acquisition and the other proposals to be voted upon at the Annual Meeting, as well as other information relating to AcuBid and JDI. Please carefully review and consider all of this information.

         YOUR VOTE IS IMPORTANT. Although you may currently plan to attend the Annual Meeting, please complete, sign, date and promptly return the enclosed proxy card. If you attend the Annual Meeting and vote in person, your vote will supersede your proxy.

         On behalf of the Board of Directors and all the employees of the Company, I wish to thank you for your continued support. We appreciate your interest.



                                         Sincerely,

                                         /s/ Michael A. Schaffer
                                         ------------------------------------
                                         Michael A. Schaffer
                                         CHAIRMAN OF THE BOARD AND
                                         CHIEF EXECUTIVE OFFICER

                                ACUBID.COM, INC.
                        1947 CAMINO VIDA ROBLE, SUITE 102
                           CARLSBAD, CALIFORNIA 92008
                                 (760) 804-0023


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 22, 2000

         NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (the "Annual Meeting") of AcuBid.com, Inc. (the "Company" or "AcuBid") will be held at the La Costa Resort & Spa, 2100 Costa Del Mar Road, La Costa, California 92008 on Monday, May 22, 2000 at 10:00 a.m., Pacific time, for the following purposes, all of which are more completely set forth in the accompanying proxy statement:

         I. To approve and adopt the Amended and Restated Stock Purchase Agreement (the "Agreement"), dated as of March 24, 2000, by and among AcuBid, AcuBid Acquisition Corporation, a wholly-owned subsidiary of AcuBid ("Acquisition Corp."), PT. Jaring Data Interaktif ("JDI") and Adisatrya Suryo Sulisto ("Sulisto"), owner of at least 90% of the issued and outstanding shares of JDI, wherein and whereby, AcuBid, through Acquisition Corp., will purchase 90% of the issued and outstanding shares of JDI from Sulisto and, in exchange will issue 44,000,000 shares of AcuBid's common stock, par value $.001 per share (the "Common Stock") to Sulisto (the "Acquisition"). We expect that at or about the time of the Acquisition Selim K. Zilkha Trust ("Zilkha"), who has indicated an interest in acquiring shares if the Acquisition is completed, will purchase 5,000,000 shares of Common Stock at $2.00 per share, for an aggregate purchase price of $10,000,000. Zilkha is under no obligation to purchase these shares;

         II. To approve and adopt amendments to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 100,000,000 shares and to change the name of the Company to Asia Web Holdings, Inc.;

         III. To elect eight (8) directors for a term of one year and until their successors are elected and qualified;

         IV.      To approve and adopt the 1999 Incentive Equity Plan;

         V. To approve and adopt the 1999 Stock Option Plan for Non-Employee Directors;

         VI. To ratify the appointment of Israeloff, Trattner & Co., P.C. as the Company's independent auditors for the fiscal year ending August 31, 2000; and

                  To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

         Implementation of Proposal II is conditioned upon approval of Proposal I and the completion of the Acquisition. The election of the six directors recommended to the Board of Directors for nomination by Sulisto under Proposal III will be effective only upon the closing of the Acquisition. Approval of any of Proposals IV, V and VI is not a condition to the consummation of the Acquisition and, conversely, will be effective whether or not Proposal I is approved and adopted by stockholders.

         The Board of Directors of AcuBid has fixed April 21, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting. A list of AcuBid stockholders entitled to vote at the Annual Meeting will be available for examination for any purpose germane to the Annual Meeting, during ordinary business hours, at the principal executive offices of AcuBid located at 1947 Camino Vida Roble, Suite 102, Carlsbad, California 92008 for ten days prior to the Annual Meeting and will also be available at the Annual Meeting.

         In the event that there are not sufficient votes to approve the foregoing proposals at the time of the AcuBid Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation by AcuBid.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL I, "FOR" PROPOSAL II, "FOR" PROPOSAL III, "FOR" PROPOSAL IV, "FOR" PROPOSAL V, AND "FOR" PROPOSAL VI.

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING PRE-ADDRESSED, POSTAGE-PAID ENVELOPE. YOUR PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE CORPORATE SECRETARY OF ACUBID PRIOR TO THE ANNUAL MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING, FILING A WRITTEN NOTICE OF REVOCATION WITH THE SECRETARY OF THE ANNUAL MEETING AND VOTING IN PERSON.


                                   By Order of the Board of Directors

                                   /s/ Waddy Stephenson
                                   ----------------------------------
                                   Waddy Stephenson
                                   Corporate Secretary


May 3, 2000

                                 PROXY STATEMENT
                                TABLE OF CONTENTS


                                                                                                         Page
                                                                                                         ----

Summary....................................................................................................1
The Acquisition............................................................................................2
 General...................................................................................................2
 Parties to the Acquisition................................................................................3
 Asia Web Holdings, Inc....................................................................................3
 Interests of AcuBid's Directors and Officers in the Acquisition That Are Different from Your Interests....4
 Our Reasons for the Acquisition...........................................................................4
 Management and Operations after the Acquisition...........................................................4
 What We Need to Do to Complete the Acquisition............................................................5
 Waiving and Amending Provisions of the Agreement..........................................................5
 Accounting Treatment of the Acquisition...................................................................5
Where You Can Find More Information........................................................................5
Forward-Looking Statements.................................................................................6
Dilution...................................................................................................6
Market Prices and Dividend Information.....................................................................7
Unaudited Pro Forma Condensed Combined Financial Statements................................................8
AcuBid Management's Discussion and Analysis or Plan of Operation..........................................13
Business of AcuBid........................................................................................20
JDI Management's Discussion and Analysis or Plan of Operation.............................................26
Business of JDI...........................................................................................30
Meeting of Stockholders...................................................................................41
Beneficial Ownership of AcuBid Common Stock...............................................................44
Proposal I - Adoption of Acquisition Agreement............................................................45
   General................................................................................................45
   Recommendation of the AcuBid Board; AcuBid's Reasons for the Acquisition...............................45
   Interests of AcuBid's Directors and Officers in the JDI Acquisition That
   Are Different from Your Interests .....................................................................45
   Management and Operations After the Acquisition........................................................46
   Conditions to the Acquisition..........................................................................46
   Regulatory Approvals Needed to Complete the Acquisition................................................49
   Conduct of Business Pending the Acquisition............................................................50
   Representations and Warranties Made by AcuBid and JDI in the Acquisition Agreement.....................51
   Registration Rights....................................................................................51
   Waiving and Amending Provisions In, Or Terminating the Agreement.......................................52
   Accounting Treatment of the Acquisition................................................................52
   Who Pays for What......................................................................................52
   When Will the Acquisition Be Completed.................................................................52
Proposal II - Adoption of Amendments of AcuBid's Certificate of Incorporation.............................54
Proposal III - Election of Directors......................................................................55
   Management.............................................................................................56
   Executive Compensation.................................................................................58
   Certain Related Transactions...........................................................................61
Proposal IV - Adoption of the 1999 Incentive Equity Plan..................................................61
Proposal V - Adoption of the 1999 Stock Option Plan for Non-Employee Directors............................69
Proposal VI - Ratification of Accountants.................................................................72
Independent Accountants...................................................................................73
Stockholder Proposals.....................................................................................73
Other Business............................................................................................74
AcuBid's Unaudited Condensed Financial Statements........................................................F-1
AcuBid's Condensed Financial Statements.................................................................F-14

                                       i



JDI's Consolidated Financial Statements..................................................................G-1



ANNEX A           Amended and Restated Stock Purchase Agreement, dated as of March 24, 2000, by and among
                  AcuBid.com, Inc., AcuBid Acquisition Corporation, PT. Jaring Data Interaktif and
                  Adisatrya Suryo Sulisto

ANNEX B           Restated Certificate of Incorporation of the Company

ANNEX C           1999 Incentive Equity Plan

ANNEX D           1999 Stock Option Plan for Non-Employee Directors

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 22, 2000


                                     SUMMARY

         THE FOLLOWING IS A SUMMARY OF CERTAIN INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT. REFERENCE IS MADE TO, AND THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY, THE MORE DETAILED INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT. STOCKHOLDERS SHOULD READ THIS PROXY STATEMENT AND ITS APPENDICES IN THEIR ENTIRETY BEFORE VOTING.

THE ANNUAL MEETING OF STOCKHOLDERS

         The Annual Meeting of Stockholders of AcuBid will be held on Monday, May 22, 2000, at 10:00 a.m., Pacific time, at the La Costa Resort & Spa,
2100 Costa Del Mar Road, La Costa, California 92008. At the Annual Meeting, you will be asked to consider and vote upon:

         I. The approval of the Amended and Restated Stock Purchase Agreement, dated March 24, 2000, by and among AcuBid, Acquisition Corp., JDI and Sulisto or his assignee and the transactions contemplated thereby;

         II. The approval and adoption of amendments to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 100,000,000 and to change the name of the Company to Asia Web Holdings, Inc.;

         III. The election of eight (8) directors for a term of one year and until their successors are elected and qualified;

         IV.      The approval of the 1999 Incentive Equity Plan;

         V.       The approval of the 1999 Stock Option Plan for Non-Employee
                  Directors;

         VI. The ratification of Israeloff, Trattner & Co., P.C. as the Company's independent auditors for the fiscal year ending August 31, 2000; and

                  Any other matter that may be submitted to a vote at the meeting.

IMPLEMENTATION OF CERTAIN PROPOSALS ARE CONDITIONED UPON THE APPROVAL OF PROPOSAL I.

         Implementation of Proposal II is conditioned upon approval of Proposal I and the completion of the Acquisition. The election of the six directors recommended to the Board of Directors for nomination by Sulisto under Proposal III will be effective only upon the closing of the Acquisition. Approval of any of Proposals IV, V and VI is not a condition to the consummation of the Acquisition and, conversely, will be effective whether or not Proposal I is approved and adopted by stockholders.

WHO CAN VOTE AT THE MEETING? WHAT VOTE IS REQUIRED FOR APPROVAL OF THE
PROPOSALS?

         You can vote at the Annual Meeting if you owned AcuBid Common Stock at the close of business on April 21, 2000. You can cast one vote for each share of AcuBid Common Stock that you owned at that time. In order to approve Proposals I and II, the holders of a majority of the outstanding shares entitled to vote thereon of AcuBid Common Stock must vote in favor of Proposals I and II. Under Proposal III, directors are elected by a plurality of votes cast without regard to broker non-votes or as to votes withheld. In order to approve Proposals IV and V, the holders of a majority of the shares present at the Annual Meeting in person or by proxy is required to approve the proposals. In order to approve Proposal VI, a majority of votes cast without regard to broker non-votes or abstentions is required to approve such proposal. You can vote your shares by attending the Annual Meeting and voting in person or by mailing the enclosed proxy card. You can revoke your proxy as late as the date of the Annual Meeting either by sending in a new proxy or by attending the meeting and voting in person.

RECOMMENDATION OF BOARD OF DIRECTORS

         The Board of Directors unanimously recommends that stockholders vote "FOR":

- Proposal I: The approval and adoption of the Amended and Restated Stock Purchase Agreement and the transactions contemplated thereby;

- Proposal II: The approval and adoption of amendments to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company from 50,000,000 to 100,000,000 and to change the name of the Company to Asia Web Holdings, Inc.;

- Proposal III: The election of eight (8) directors for a term of one year each and until their successors are elected and qualified;

-        Proposal IV: The approval of the 1999 Incentive Equity Plan;

- Proposal V: The approval of the 1999 Stock Option Plan for Non-Employee Directors; and

- Proposal VI: The ratification of Israeloff, Trattner & Co., P.C. as the Company's independent auditors for the fiscal year ending August 31, 2000; and

                                 THE ACQUISITION

         We have attached the Amended and Restated Stock Purchase Agreement to this document as Annex A. Please read the agreement. It is the legal document that governs the Acquisition.

GENERAL

         We propose a transaction pursuant to which Acquisition Corp. will acquire 90% of the issued common stock of JDI from Sulisto or his assignee in exchange for 44,000,000 shares of AcuBid Common Stock. Simultaneously, AcuBid will change its name to "Asia Web Holdings, Inc." We expect that at or about the time of the Acquisition, we will issue 5,000,000 shares of our Common Stock to Zilkha at $2.00 per share who has indicated an interest in acquiring shares if the Acquisition is completed. Zilkha is under no obligation to purchase these shares. This Acquisition is expected to be completed by the end of June and, in any event, will be completed no later than July 15, 2000.

PARTIES TO THE ACQUISITION

         ACUBID.COM, INC.
         1947 Camino Vida Roble
         Suite 102
         Carlsbad, California  92008
         (760) 804-0023

         ACUBID.COM, INC. AcuBid is a company incorporated under the laws of the state of Delaware. To date, AcuBid has been a web-based auction house featuring business-to-consumer and consumer-to-consumer auctions. The Company has targeted serious collectors who are knowledgeable about products and already use online auctions to buy and sell products. AcuBid's key categories for its auctions have included sports memorabilia, movie and entertainment memorabilia, stamps, antiques and other collectibles.

         ACUBID ACQUISITION CORPORATION
         1947 Camino Vida Roble
         Suite 102
         Carlsbad, California  92008
         (760) 804-0023

         ACUBID ACQUISITION CORPORATION. Acquisition Corp., a newly formed Delaware corporation, is a wholly-owned subsidiary of AcuBid. Acquisition Corp. was organized at the direction of AcuBid for the sole purpose of effecting the Acquisition and has not conducted any prior business.

         PT. JARING DATA INTERAKTIF
         Wisma Indovision
         Mezzanine Floor
         JI. Raya Panjang
         Z/III Green Garden
         Jakarta 11520, Indonesia

         PT. JARING DATA INTERAKTIF. JDI is an Indonesian-based Internet and multimedia company that was established in February 1999. JDI, through its affiliated company, presently provides dial-up Internet services to Indonesian customers. JDI expects to implement broadband Internet services to its customers via satellite in the near future and to target customers throughout Asia with a long-range plan to target the larger global community. JDI and its affiliates have licenses and contracts to market a wide range of content from media sources, including TV stations, radio stations, Pay Televisions (cable and Direct Broadcast Satellite) and newspapers.

         ADISATRYA SURYO SULISTO
         c/o PT. Jaring Data Interaktif
         Wisma Indovision
         Mezzanine Floor
         JI. Raya Panjang
         Z/III Green Garden
         Jakarta 11520, Indonesia

         ADISATRYA SURYO SULISTO. Adisatrya Suryo Sulisto ("Sulisto") is the owner of at least ninety percent (90%) of all of the issued outstanding capital stock of JDI.

ASIA WEB HOLDINGS, INC.

         Following the Acquisition, under its new name, Asia Web Holdings, Inc., the Company will continue to expand its operations to

- enter into emerging Internet markets primarily in Southeast Asia through affiliations, joint ventures or possible additional acquisitions.

- expand and evolve the Company's reusable e-commerce technologies in order to provide technical and managerial support to companies which it acquires or forms affiliations or joint ventures with in Southeast Asia; and

- leverage off of these new markets to increase traffic to the Company's current and to be developed e-commerce and information sites.

INTERESTS OF ACUBID'S DIRECTORS AND OFFICERS IN THE ACQUISITION THAT ARE DIFFERENT FROM YOUR INTERESTS

         AcuBid has agreed to enter into an employment agreement with Michael Schaffer, the current Chief Executive Officer and Chairman of the Board of the Company, on or before the Closing Date. Pursuant to the employment agreement, Mr. Schaffer shall agree to serve for five (5) years as Chief Executive Officer and he will receive an annual salary of $150,000. Mr. Schaffer will also receive a grant of 500,000 stock options exercisable into Common Stock at a per share exercise price of $2.50. Of the 500,000 stock options granted, Mr. Schaffer will receive 200,000 incentive stock options and 300,000 non-qualified stock options. The 200,000 incentive stock options will vest over a five year period with 40,000 stock options vesting each year beginning on the first anniversary of the date the employment agreement is signed. Vesting in the non-qualified stock options will be over a two year period with 150,000 stock options vesting each year beginning on the first anniversary date of the employment agreement. AcuBid may at any time terminate this employment agreement, but must provide him with a severance package. AcuBid has also agreed to enter into similar agreements with Lawrence Schaffer, the current President and a Director of the Company and with Waddy Stephenson, the current Vice President of Technical Development, Secretary and a Director of the Company at their current salaries. Pursuant to Mr. Stephenson's employment agreement, Mr. Stephenson will also receive a grant of 100,000 incentive stock options exercisable into Common Stock at a per share exercise price of $2.50. The Incentive Equity Plan options will vest pursuant to the plan.

OUR REASONS FOR THE ACQUISITION

         We are proposing to acquire the JDI common stock because we believe that such an acquisition will create a stronger and more diversified company that will provide more advantages to our stockholders. We believe that the acquisition will provide us with access to the Asian Internet market and enable us to compete in that area in the Internet and multi-media industries. The acquisition of JDI common stock by AcuBid presents significant opportunities for growth and synergy. The new business combination intends to become a leading Internet Service Provider, content provider and e-commerce company in Asia and in particular, Indonesia. The new business combination will offer:

-        Dial-Up and/or cable modem and satellite-based Internet services;
-        Web development, web hosting and server collocation services;
- Business-to-consumer, business-to-business and consumer-to-consumer e-commerce solutions; and
- International and Indonesian content derived from associated companies media sources.

MANAGEMENT AND OPERATIONS AFTER THE ACQUISITION

         The Board of Directors currently consists of Michael A. Schaffer, Lawrence C. Schaffer and Waddy Stephenson. Pursuant to the terms of the Agreement, AcuBid is required to nominate and elect up to six (6) members to the Board of Directors who are selected by Sulisto. Stockholders will be voting at the Annual Meeting for six (6) individuals selected by Sulisto for nomination to AcuBid's Board of Directors in addition to two (2) current directors who are being nominated by the Board for reelection as directors. The six (6) nominees selected by Sulisto will only serve on AcuBid's Board of Directors if the Acquisition is consummated. Until the Acquisition is consummated, the three current directors of AcuBid will remain on and continue to serve on AcuBid's Board of Directors.

         MANAGEMENT. Pursuant to the Agreement, AcuBid has agreed to enter into an employment agreement with Michael Schaffer, Lawrence Schaffer and Waddy Stephenson. See "Interests of AcuBid's Directors and Officers in the Acquisition That are Different from Your Interests." In addition, Mr. Tjahjono Soerjodibroto, currently a nominee for the Board of Directors, will be receiving an employment agreement to serve as Chairman of the Board of the Company following the completion of the Acquisition. It is expected that he will receive an annual compensation of $200,000 and the possibility of special bonuses payable upon the satisfaction of specified criteria. In addition, he will be granted 75,000 stock options exercisable into Common Stock at a per share exercise price of US $2.50 over a five year period and an aggregate of 75,000 shares of Common Stock over a period of five years with 15,000 shares being issued each year at the close of the fiscal year.

WHAT WE NEED TO DO TO COMPLETE THE ACQUISITION

         The completion of the Acquisition depends on the satisfaction number of conditions. In addition to the parties complying with the terms of the Agreement, these include:

         1.       Approval of the Agreement by the AcuBid stockholders.

         2.       The Acquisition must be approved July 15, 2000.

                  We will have filed all of the required applications or notices with the appropriate regulatory authorities and will have received all regulatory approvals.

                  As of the date of this document, we have not yet received the required approvals. While we do not know of any reason why we would not be able to obtain the necessary approvals in a timely manner, we cannot be certain when or if we will get them.

         3. Receipt by JDI and Zilkha of a legal opinion as set forth in the Agreement from counsel for AcuBid and Acquisition Corp. dated as of the Closing Date.

         4. Receipt by AcuBid and Acquisition Corp. of a legal opinion as set forth in the Agreement from counsel for JDI and Sulisto dated as of the Closing Date.

         5. The absence of any injunction or legal restraint blocking the Acquisition or government proceedings trying to block the Acquisition.

         6. Receipt by AcuBid of letters from certain JDI executive officers and directors agreeing to vote in favor of the acquisition at the JDI annual meeting. As of the date of this document, this condition has been satisfied.

         Where the law permits, AcuBid, Acquisition Corp., JDI and Sulisto could decide to complete the Acquisition even though one or more of these conditions has not been met. We cannot be certain when or if the conditions to the Acquisition will be satisfied or waived, or that the Acquisition will be completed.

WAIVING AND AMENDING PROVISIONS OF THE AGREEMENT

         Any condition to a party's obligation under the Agreement may be waived in writing by such party. The Agreement may be amended, modified and supplemented by the mutual written agreement between the parties at any time prior to the Closing Date. No amendment, modification or supplement may be executed which would materially and adversely affect the rights of AcuBid stockholders after such stockholders approve the Agreement.

ACCOUNTING TREATMENT OF THE ACQUISITION.

         We will account for the Acquisition as a "reverse acquisition," pursuant to which JDI will be viewed as the purchaser for accounting purposes. Under that method of accounting, our results of operations will be combined with JDI's from the date of acquisition. The cost of the Acquisition will be determined by multiplying the Company's outstanding common shares prior to the Acquisition by their fair market value. To the extent that that amount exceeds the net book value of the Company's assets, goodwill will be recorded. (see unaudited pro forma combined condensed financial statements elsewhere in this proxy material).

WHERE YOU CAN FIND MORE INFORMATION

         Information required to be included in an annual report to stockholders pursuant to Rule 14(a)-3(b) of the Securities Exchange Act of 1934, as amended, is contained herein.

         As of December, 1999, AcuBid files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information that the company files at the SEC's public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. AcuBid's public filings are also available to the public from commercial document retrieval services and at the Internet World Wide Website maintained by the SEC at "http://www.sec.gov."

         You should rely only on the information contained in this document to vote your shares at the Annual Meeting. AcuBid and JDI have not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated May 3, 2000. You should not assume that the information contained in this document is accurate as of any date other than that date, and neither the mailing of this document to stockholders nor the issuance of AcuBid's securities in the Acquisition shall create any implication to the contrary. Therefore, if anyone does give you information of this sort, you should not rely on it.

FORWARD-LOOKING STATEMENTS

         This document or the documents attached to it, or any other written or oral statements made by, or on behalf of, AcuBid or JDI may include forward-looking statements with respect to the financial condition, results of operations and business of AcuBid and JDI, based on management's belief and information currently available to management. Such forward-looking statements are subject to risks, uncertainties and assumptions. Actual results may vary materially from those anticipated, estimated, projected or expected. Among, but not limited to, the factors that may cause variations from such forward-looking statements are:

         - Fluctuations in the economy, especially in the market areas of AcuBid and JDI;

         - The continued growth of the markets in which AcuBid and JDI operates; and

         -        The enactment of legislation impacting AcuBid or JDI.

         Readers are cautioned not to place undue reliance on any forward-looking statements made by, or on behalf of, AcuBid. Additional information with respect to factors that may cause the results to differ materially from those contemplated by such forward-looking statements is included in AcuBid's current and subsequent filings with the SEC.

                                    DILUTION

         AcuBid's net tangible book value at February 29, 2000 was $3,724,000 or $.42 per share of common stock. Net tangible book value per share represents the amount of tangible assets less total liabilities, divided by the number of shares outstanding. After giving effect to the Acquisition, including the 44,000,000 shares of common stock issued by the Company to Sulisto pursuant to the Agreement, our as-adjusted combined net tangible book value as of February 29, 2000 (including JDI as of December 31, 1999) would have been approximately $4,239,000, or $.08 per share. This represents an immediate dilution to the present AcuBid stockholders of $.34 per share. The following table illustrates the per share dilution.


Book value per AcuBid share before the Acquisition...................................                       $ .42

      Pro forma net tangible book value per share of JDI prior to the Acquisition ...          .01

      Increase in pro forma combined net tangible book value per share attributable to
         combination of AcuBid with JDI..............................................          .07
                                                                                              ----

      Adjusted pro forma net tangible book value per share after the Acquisition.....                         .08
                                                                                                            -----
Dilution per share to pre-Acquisition AcuBid stockholders............................                       $ .34
                                                                                                            =====

         The following table summarizes, on a pro forma combined, as adjusted, basis as of February 29, 2000 for AcuBid and December 31, 1999 for JDI, the number of shares of common stock purchased, the total consideration paid for the common stock and the average price per share paid by the existing stockholders and by the new investors purchasing shares of common stock in the Acquisition, before the deduction of estimated expenses payable by AcuBid.


                                   ------------------------------------------------------------------------------
                                                                                                    Average Price
                                          Shares Acquired               Total Consideration           Per Share
                                   -------------------------------  -----------------------------  --------------
                                        Number          Percent         Amount         Percent
                                   -----------------  ------------   --------------  ------------- --------------
Existing Stockholders...........        8,778,160         16.6%      $3,729,000           88%           $   .42
New Investors..................        44,000,000         83.4%         515,000           12%           $   .01
                                       ----------        -----        ---------        -----
     Total                             52,778,160        100.0%      $4,239,000        100.0%           $   .08
                                       ==========        ======       =========        =====


         The foregoing table assumes the exercise of no outstanding stock options or warrants to purchase common stock.

MARKET PRICES AND DIVIDEND INFORMATION

         AcuBid common stock is listed on the Over-the-Counter Bulletin Board ("OTCBB") under the symbol "EBID." There is no established trading market for JDI's Common Stock.

         The following table lists the quarterly high and low prices per share for AcuBid common stock as reported on the OTCBB. AcuBid common stock began trading on the OTCBB on August 26, 1997. Therefore, we present no historical data for the price of AcuBid common stock prior to August 26, 1997. Due to the extremely limited and private nature of sales of JDI common stock, there is no meaningful data regarding the historical number of shares traded and the price range for such trades.


                                                          Common Stock
------------------------------------------        -----------------------------
          Fiscal Quarter Ending                      High             Low
------------------------------------------        ------------    -------------

November 30, 1997                                    $0.63            $0.50
February 28, 1998                                    $0.5625          $0.25
May 31, 1998                                         $0.25            $0.1875
August 31, 1998                                      $0.1875          $0.10
November 30, 1998                                    $0.10            $0.04
February 28, 1999                                    $0.20            $0.04
May 31, 1999                                         $4.25            $0.20
August 31, 1999                                      $8.00            $2.50
November 30, 1999                                    $3.00            $0.8125
February 28, 2000                                    $3.5625          $0.5938

         As of April 11, 2000, AcuBid common stock was held by 286 holders of record, not including the number of persons or entities holding AcuBid common stock in nominee or street name through various brokerage firms. As of December 31, 1999, the JDI common stocks were held by 7 holders of record.

         There is no established trading market for JDI common stock because JDI is a private company.

         You should obtain current market quotations for AcuBid Common Stock as the market price of AcuBid Common Stock will fluctuate between the date of this document and the date on which the Acquisition is completed, and thereafter. Because the number of shares of AcuBid Common Stock that Sulisto will receive is fixed and because the market price of AcuBid common stock fluctuates, the value of the shares of AcuBid Common Stock that Sulisto would receive may increase or decrease prior to and after the Acquisition.

                     UNAUDITED PRO FORMA CONDENSED COMBINED
                              FINANCIAL STATEMENTS

         The following statements contain unaudited condensed combined financial information for AcuBid and JDI, on a pro forma combined basis giving effect to the Acquisition applying the purchase method of accounting. The pro forma condensed combined statements of income reflecting the Acquisition assume the acquisition of JDI was completed on the first day of the period presented.

         The Unaudited Pro Forma Condensed Combined Statement of Operations of JDI and AcuBid for the fiscal year ended December 31, 1999 ("Pro Forma Statement of Operations") and the Unaudited Pro Forma Balance Sheet as of December 31, 1999 ("Pro Forma Balance Sheet," and, together with the Pro
Forma Statement of Operations, the "Pro Forma Financial Statements"), have been prepared to illustrate the estimated effect of the proposed Acquisition. The Pro Forma Statement of Operations gives pro forma effect to the Acquisition as if it had occurred on February 25, 1999, JDI's inception for financial reporting purposes. The Pro Forma Balance Sheet gives pro forma effect to the Acquisition as if it had occurred on December 31, 1999 and reflects the combination of JDI as of December 31, 1999 and AcuBid as of February 29, 2000. The Pro Forma Financial Statements do not purport to be indicative of the results of operations or the financial position of the combined entity that would have actually been achieved had the Acquisition occurred as of the assumed dates and for the period presented, or which may be obtained in the future. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable. The Pro Forma Financial Statements should be read in conjunction with the separate financial statements of AcuBid and JDI and the notes thereto and Management's
Discussion and Analysis or Plan of Operation included elsewhere in this Proxy.

         A preliminary allocation of the purchase price has been made to major categories of assets and liabilities in the accompanying Pro Forma Financial Statements based on available information. The actual allocation of purchase price and the resulting effect on results of operations may differ significantly from the pro forma amounts included herein. These pro forma adjustments represent the Company's preliminary determination of purchase accounting adjustments and are based upon available information and certain assumptions that the Company believes to be reasonable. Consequently, the amounts reflected in the Pro Forma Financial Statements are subject to change, and the final amounts may differ substantially.

                                 ACUBID AND JDI
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET


                                               ACUBID             JDI                                PRO FORMA          PRO FORMA
                                        FEBRUARY 29, 2000  DECEMBER 31, 1999           TOTAL         ADJUSTMENTS          COMBINED
                                       ------------------   ---------------   ---------------   --------------------   -------------
Cash                                    $     192,101        $   141,456       $   333,557        $            --       $   333,557
Marketable securities                       3,094,465                                                                     3,094,465
Accounts Receivable                                --              7,772             7,772                     --             7,772
Other Current Assets                           71,768             17,886            89,654                     --            89,654
Due from related parties                       42,000                --             42,000                     --            42,000
Inventory                                     213,389                --            213,389                     --           213,389
                                       ------------------   ---------------   ---------------   --------------------   -------------
     TOTAL CURRENT ASSETS                   3,613,723            167,114         3,780,837                     --         3,780,837

Deferred tax asset                                 --             66,163            66,163                     --            66,163
Fixed Assets                                  200,842            472,604           673,446                     --           673,446
Goodwill                                           --                 --                --         (b)  5,054,000         5,054,000
Other assets                                   13,268             56,025            69,293                     --            69,293
                                       ------------------   ---------------   ---------------   --------------------   -------------
     TOTAL ASSETS                       $   3,827,833        $   761,906       $ 4,589,739        $     5,054,000       $ 9,643,739
                                       ==================   ===============   ===============   ====================   =============
     LIABILITIES AND STOCKHOLDERS'
        EQUITY

Accounts Payable                        $      58,828        $   142,565       $   201,393                     --       $   201,393
Other Current Liabilities                      44,610             48,967            93,577                     --            93,577
                                       ------------------   ---------------   ---------------   --------------------   -------------
     CURRENT LIABILITIES                      103,438            191,532           294,970                     --           294,970

Due to stockholder                                 --             32,189            32,189                     --            32,189
                                       ------------------   ---------------   ---------------   --------------------   -------------
     TOTAL LIABILITIES                        103,438            223,721           327,159                     --           327,159
                                       ------------------   ---------------   ---------------   --------------------   -------------

Minority Interest                                  --             23,922            23,922                     --            23,922
                                       ------------------   ---------------   ---------------   --------------------   -------------
Equity

   Capital stock                                   --            698,324           698,324      (b)      (698,324)               --
   Loss accumulated during the
     development stage                             --           (184,061)         (184,061)                    --          (184,061)
   Preferred stock

   Common stock                                 8,780                 --             8,780      (b)        44,000            52,780

Additional Paid-in Capital                 13,552,718                 --        13,552,718      (b)    (4,128,778)        9,423,940
Accumulated deficit                        (9,837,102)                --        (9,837,102)     (b)     9,837,102                --
                                       ------------------   ---------------   ---------------   --------------------   -------------
     TOTAL STOCKHOLDERS' EQUITY             3,724,395            514,263         4,238,658              5,054,000         9,292,659
                                       ------------------   ---------------   ---------------   --------------------   -------------

TOTAL LIABILITIES AND EQUITY           $    3,827,833        $   761,906      $  4,589,739        $     5,054,000       $ 9,643,739
                                       ==================   ===============   ===============   ====================   =============

                                 ACUBID AND JDI
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
  FOR THE PERIOD FEBRUARY 25, 1999 (INCEPTION OF JDI) THROUGH DECEMBER 31, 1999


                                                                                                       PRO FORMA      PRO FORMA
                                                   ACUBID (1)        JDI               TOTAL          ADJUSTMENTS      COMBINED
                                              ----------------  --------------  -----------------  ---------------  --------------
Revenues                                       $       18,304    $      3,444   $         21,748    $           --  $     21,748
Cost of revenues                                       95,830              --             95,830                --        95,830
                                              ----------------  --------------  -----------------  ---------------  --------------
     GROSS PROFIT (LOSS)                              (77,526)          3,444           (74,082)                --       (74,082)
                                              ----------------  --------------  -----------------  ---------------  --------------

Selling, General and Administrative                 2,702,504         295,057          2,997,561     (c)    80,000     3,077,561
Amortization of goodwill                                   --              --                 --     (b) 1,012,500     1,012,500
Depreciation                                           84,662              --             84,662                --        84,662
                                              ----------------  --------------  -----------------  ---------------  --------------
     TOTAL OPERATING COSTS AND EXPENSES             2,787,166         295,057          3,082,223         1,092,500     4,174,723
                                              ----------------  --------------  -----------------  ---------------  --------------

     LOSS FROM OPERATIONS                          (2,864,692)      (291,614)        (3,156,306)         1,092,500    (4,248,806)
                                              ----------------  --------------  -----------------  ---------------  --------------

Interest expense                                       13,211           1,237             14,448                --        14,448
Interest income                                        53,196              --             53,196                --        53,196
Other                                                  (4,575)         18,501             13,926                --        13,926
                                              ----------------  --------------  -----------------  ---------------  --------------
     TOTAL OTHER INCOME, NET                           61,832          19,738             81,570                --        81,570
                                              ----------------  --------------  -----------------  ---------------  --------------
     LOSS BEFORE PROVISION FOR INCOME TAXES
        AND EXTRAORDINARY ITEMS                    (2,802,860)      (271,876)        (3,074,736)         1,092,500    (4,167,236)

Provision for income taxes                                800              --                800                --           800
                                              ----------------  --------------  -----------------  ---------------  --------------
     LOSS BEFORE EXTRAORDINARY ITEMS               (2,803,660)      (271,876)        (3,075,536)         1,092,500    (4,168,036)

Extraordinary items

   Gain on debt forgiveness                            72,745              --             72,745                --        72,745
   Loss on extinguishment of debt                    (120,421)             --          (120,421)                --      (120,421)
                                              ----------------  --------------  -----------------  ---------------  --------------
     NET LOSS                                      (2,851,336)      (271,876)        (3,123,212)         1,092,500    (4,215,712)

Preferred distributions                              (807,960)             --           (807,960)               --      (807,960)
Minority interest                                          --          23,189             23,189                --        23,189
                                              ----------------  --------------  -----------------  ===============  --------------
 NET LOSS APPLICABLE TO COMMON SHAREHOLDERS    $   (3,659,296)   $  (248,687)    $    (3,907,983)   $    1,092,500   $(5,000,483)
                                              ================  ==============  =================  ===============  ===============

Net loss per common share

   Loss before extraordinary items                                                                                   $     (0.86)
   Extraordinary items                                                                                                     (0.01)
                                                                                                                     --------------
     NET LOSS                                                                                                        $     (0.87)
                                                                                                                     ==============

Weighted number of common shares outstanding                                                                            5,732,434
1. For the twelve months ended February 29, 2000.                                                                    ==============

      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

PRO FORMA BALANCE SHEET

(a) The estimated purchase price and preliminary adjustments to historical book value to AcuBid as a result of the Acquisition is as follows:

         Purchase Price:

                  Estimated value of AcuBid common shares prior to Acquisition
                    Announcement                                                               $         8,778,000
                  Book value of AcuBid's net assets                                                      3,724,000
                                                                                            ------------------------

                  Purchase price in excess of net assets acquired                               $        5,054,000
                                                                                            ========================

         Preliminary allocation of purchase price in excess of net assets acquired

                  Estimated goodwill                                                            $        5,054,000
                                                                                            ========================


(b) The Adjustments to common stock, paid-in capital, retained earnings (deficit) as a result of the Acquisition are as follows:

         Common Stock
              Consolidation of JDI and AcuBid and elimination against paid-in capital           $        (698,324)
              Issuance of 44,000,000 AcuBid common shares to 90% shareholder of JDI                        44,000

         Paid-in capital

              Elimination of AcuBid accumulated deficit                                                (9,837,102)
              Issuance of 44,000,000 AcuBid common shares and
                  elimination of JDI capital stock                                                     (5,708,324)

         Retained earnings (deficit)

              Elimination of AcuBid deficit                                                             9,837,102

                                                                                            ------------------------

                                                                                                 $      5,054,000
                                                                                            ========================

PRO FORMA STATEMENT OF OPERATIONS

(a) The Pro Forma Statement of Operations assumes that the Acquisition occurred on February 25, 1999, the date of JDI's commencement of operations. For purposes of the Pro Forma Statement of Operations, JDI's results of operations for the period February 25, 1999 through December 31, 1999 have been combined with the results of AcuBid's results of operations for the twelve months ended February 29, 2000.

(b) The Acquisition has been accounted for as a reverse acquisition with JDI considered the acquirer for accounting purposes. The total purchase price was determined by reference to the fair value of the issued and outstanding shares of AcuBid prior to the Acquisition. The value of AcuBid's common shares was determined by reference to the average closing price of AcuBid's common stock for the thirty days prior to the announcement of the proposed Acquisition. Under purchase accounting, the total purchase price was allocated to the tangible and intangible assets and liabilities of AcuBid based upon their respective fair values and other available information. Pursuant to the Company's purchase accounting, on a preliminary basis the Company believes that the entire excess of the cost of the Merger in excess of AcuBid's net assets will be allocated to goodwill for purposes of the Pro Forma Financial Statements.

         The adjustment for estimated pro forma amortization of goodwill is based upon its estimated fair value and a useful life of five years. The amount of the pro forma adjustment to reflect the amortization is $1,012,500.

(c) Certain officers of AcuBid will receive employment agreements in connection with the proposed Acquisition. The effect of the agreements will be to increase officers' compensation by $80,000 in the twelve months ended February 29, 2000 above amounts paid to these individuals.

                   ACUBID MANAGEMENT'S DISCUSSION AND ANALYSIS
                              OR PLAN OF OPERATION

MANAGEMENT'S DISCUSSION AND ANALYSIS

         The following "Management's Discussion and Analysis or Plan of Operation" includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. This Act provides a "safe harbor" for forward-looking statements to encourage companies to provide prospective information about themselves so long as they identify these statements as forward-looking and provide meaningful cautionary statements identifying important factors that could cause actual results to differ from the projected results. All statements other than statements of historical fact we make in this Proxy Statement are forward-looking. In particular, any statements that we make in this Proxy Statement regarding industry prospects or our future results of operations or financial position are forward-looking statements. Forward-looking statements reflect our current expectations and are inherently uncertain. Our actual results may differ significantly from our expectations.

PLAN OF OPERATION: OVERVIEW

         AcuBid.com Inc. is currently an online auction house. The business plan, conceived in February 1999, has the Company competing for a share of the online auction business dominated presently by eBAY, Amazon.com and Yahoo. Online auctions enable buyers and sellers of specified items to come together on an informal and entertaining manner and to conduct their business. To date, the Company's revenues have been derived from listing fees, commissions received from the sale of items on its site and sales of items for its own account. Inventory transactions may also result in losses rather than gains due to acquisition costs, inventory management costs, and fulfillment cost.

         In the latter part of 1999, certain assumptions related to the Company's ability to gain a significant portion of the online auction business proved to be incorrect. The first incorrect assumption was the makeup of the industry itself. As of October 1999, 80% of the sales on eBay were conducted by 4% of the sellers. This indicates that most of the online auction business is conducted by dealers rather than the general population. Most of the models used to predict the Company's growth were based on the general population selling items over the Internet rather than just a smaller number of dealers.

         The second incorrect assumption was the Internet community's willingness to purchase collectibles over the Internet. In the fall of 1999, an FBI sting operation uncovered dealers that had been auctioning counterfeit sports memorabilia on the Internet. This led to a decline in consumer confidence over the authenticity of collectibles bought over the Internet. Management believes that this adds another barrier between buyers and sellers and will lead to a decline in the auction market.

         The third incorrect assumption was the level of success the Company would experience by using celebrities to promote the site. Management believed that through the use of celebrities, such as Hall of Fame members Johnny Bench and Joe Morgan, it could attract a significant number of Internet users to its sight with little or no additional marketing. This proved not to be the case and, although certain guerilla tactics have shown promising results during this quarter, none of the Company's marketing efforts have had a significant impact on attracting buyers and sellers to its auction site. In general it was decided that the cost of advertising required to develop name recognition and to attract buyers and sellers to the Company's auction site was much larger than they expected. More importantly, the cost was estimated to be larger than the revenue that could be derived from those buyers and sellers. As of March 30, 2000, only 1820 Internet users had registered to buy or sell on the Company's auction web site.

         Because of these issues, the Company began to explore business relationships that would provide the Company a venue to use its Internet expertise in a profitable manner while at the same time building customer support for its online auction business. This led to a plan to expand the Company's operations into the following areas:

a) To enter into emerging Internet markets through acquisitions and strategic alliances with Internet corporations from those markets that focus on Internet subscriptions and/or content development. It is expected that the acquisitions themselves will be profitable or through some combination of Internet subscriber fees, premium services, web hosting fees, and web development fees, as well as through advertising revenue. These acquisitions and strategic alliances are collectively referred to as "partners".

b) To expand and evolve the Company's auction technologies into reusable e-commerce technologies that can be offered to these Internet corporations. In addition, the Company would provide technical and managerial support to these Internet corporations. The Company's ability to attract Internet corporations in the emerging Internet markets relies heavily on its ability to assist those corporations.

c) To leverage off these new markets to increase the traffic to the Company's online auction site as well as other developed e-commerce and information sites. Each relationship that the Company forges with another Internet corporation increases the number of viewers that the Company can reach worldwide. This provides the Company with access to new viewers that can be driven to its auction and e-commerce sites without a significant investment in advertising.

PLAN OF OPERATION: ONLINE AUCTIONS AND E-COMMERCE

         With the exception of salaries for a technical staff of three, the Company has incurred no significant research and development costs this fiscal year. The Company expects to incur no additional costs over the next twelve months except for additional research and development costs related to (b) above. It is expected that any software or web site development undertaken over that period will be accomplished using the same level of personnel as was available during the first half of the fiscal year. The company will require no additional equipment to meet user demand at foreseeable levels of operation. At some point, additional servers and equipment will be required. At present levels of operation, management does not believe that the number of key employees will change significantly within the next twelve months.

         The Company has organized an Advisory Board, which consists of a combination of celebrities and experts in various fields in which the Company is engaged. Each member of the Advisory Board has different compensation packages based on the individual's perceived value to the Company. In exchange for the compensation, the celebrities and other Advisory Board members grant the Company the right to use their name in promotions, advertising, and marketing, as well as their endorsement of the Company. The celebrities have also agreed to be available for promotions for the Company. Additionally, members of the Advisory Board have agreed to assist the Company in acquiring, creating and evaluating memorabilia in their respective fields.

         The Company commenced operation of its online auction house, AcuBid.com, on August 2, 1999. From that time until January 2000, the Company has focused on establishing commercial relationships with sellers of collectibles. In that time period, the Company had not realized any significant operating revenue.

         Management believed that once enough items are registered for sale, buyers would be attracted to the site. Unfortunately, management has determined that the advertising costs necessary to attract sufficient sellers to the site to create a sustainable buyer/seller community are cost prohibitive at this time. Management believes that e-commerce related Internet sites will be an integral part of the business and can be made profitable in the future, but it is not anticipated that any significant revenue will be realized in the next year from the present site. Management believes that, only after increasing the Company's access to Internet users through its plan of acquisition and strategic alliances in emerging Internet markets will the Company's e-commerce sites, to include its online auction site, become profitable. Since the Company has only become to expand into those markets, it is not possible to predict when this will occur.

PLAN OF OPERATION: ACQUISITIONS AND STRATEGIC ALLIANCES

         Until a few years ago, the majority of Internet users have been North Americans. This is however changing as more of the global population gets connected. Asia-Pacific potentially presents the largest Internet market given that it accounts for more than three billion of the world's population of about six billion. Given its later entry into the Internet industry, Asia-Pacific is expected to experience a faster growth rate than the United States or Western Europe.

         The Company believes that these emerging Internet markets provide a unique opportunity for the Company. Management believes that, through acquisition and strategic alliances with Internet corporations in these emerging markets, a synergy can be created that benefits the Company as well as those corporations.

         Because of its experience in the online auction site, the Company had demonstrated an ability to create and manage an enterprise level Internet site. The Company can provide managerial and technical support to Internet companies in newly formed markets, giving them access to experienced expertise that might not be readily available in those markets. Additionally, certain technologies develop by the Company might prove useful in establishing e-commerce and online auctions in those markets.

         In return for the technology and support provided to its partners, the Company expects to benefit in two ways. First, the Company benefits from revenues generated by any acquired corporations. Although the Company expects its acquisitions to become profitable, due to the preliminary nature of this part of its operations, the Company cannot predict the date when this will occur. Second, as the subscriber basis of these partners increases, the Company will have direct access to this subscriber base in order to expand the Company's own e-commerce and online auction business.

CHANGE IN OPERATIONS FOR THE SIX MONTHS ENDING FEBRUARY 29, 2000: ONLINE AUCTIONS AND E-COMMERCE

         During this period, the Company redesigned its online auction site to make it more aesthetically pleasing and easier to use. As part of the redesign, new functions were added to the site. The Company modified and changed some of the categories of its listed items. The auction categories now include Antiques, Art, Books, Coins, Collectibles, Comic Books and Sci-Fi, Entertainment, Jewelry, Sports Memorabilia, Stamps, Toys and Miscellaneous. As of the date of this filing, since inception of the site, the Company has completed approximately 10,400 auctions. Also as of the date of this filing, the Company had 685 items listed for sale.

         One of the new functions is automatic cross-referencing of a single item in multiple categories. Sellers, in both Company-to-Person and Person-to-Person transactions, can list an item in 3 sub-categories as well as in the main category. Additionally, the Company has eliminated the Premier Option feature, which charged a seller premium listing fees for its item to appear on the site's home page. The

Company has instituted a Random Home Page Feature in which 25 items per day, in groups of five, will appear on the Home Page. The Company also improved and expanded its search engine capability, enabling users to search by product, category, or seller. Additional auction administration features, including Bid Retraction, Auction Editing, and Auction Canceling were also added.

         Also, during this period different forms of marketing were used in order to increase the traffic to the AcuBid auction site. Advertisements were placed in Antique Trader, Comic Book Marketplace, Linns Stamp News, New England Antiques, New York Antique Almanac, Sports Collectors Digest, and Warmans Today's Collector; targeted email campaigns were used to attract eBay customers to the AcuBid auction site; and mass email based mailings were undertaken. In addition, starting in January 2000, the "Collect This" radio show began to air on KOGO AM 600. The aim of this show was to generate an interest both in the collectibles market and in the AcuBid auction site. The radio show was cancelled due to the change in business direction.

         During this period, the Company also explored the possibility of expanding its online auction site to include different types of auctions and also the possibility of creating an e-commerce site for collectibles that would allow direct sales of collectible items as an alternative to an auction. At this time, the Company has not decided whether or not to develop these sites as originally explored, but believes that the development of such sites or related e-commerce sites will benefit both the Company and its strategic partners.

CHANGE IN OPERATIONS FOR THE QUARTER ENDING FEBRUARY 29, 2000: ACQUISITIONS AND PARTNERSHIPS

         On January 24, 2000, the Company entered into a Memorandum of Understanding with JDI to acquire 90% of JDI through a stock purchase agreement. Subsequently, the formal agreement was signed on March 13, 2000 and amended on March 27, 2000. Copies of these agreements are attached, as exhibits, to the Company's Form 8-K filed on March 29, 2000.

         Established in February 1999, JDI is an Indonesian-based Internet Service and Content Provider Company and with its associates participates in multi-media business. JDI and its associates have extensive licenses in satellite, wireless broadband and other areas that relate to Internet service and content.

         JDI presently provides dial-up Internet services and in the near future, will provide broadband Internet services via satellite for Indonesian customers. It plans to extend those services throughout Asia and has long range plans to target the larger global community. JDI also has licenses and contracts to market a wide range of content from media sources, including TV stations, radio stations, Pay Televisions (cable and Direct Broadcast Satellite) and newspapers.

         In addition, JDI owns 69% of PT Media Lintas Antar Buana ("MLAB"), a start-up Internet Service Provider ("ISP") and is affiliated to PT Mesana Investama Utama, a securities company. A web site devoted to the Jakarta stock market, as well as other web sites, is currently under development, which will further increase focus on the content market for Indonesia.

         In February 2000, the Company started providing direct technical support to JDI. Technical personnel from the Company have been working with JDI personnel in support of the development of their network infrastructure and web portal development. In is anticipated that this technical support will continue and is expected to expand following the Acquisition. This support is key to the success of JDI and validates the Company's role in the emerging Indonesia Internet market.

CHANGE IN OPERATIONS FOR THE QUARTER ENDING FEBRUARY 29, 2000: PERSONNEL

         During this period there were several changes in the Board of Directors, in key personnel, and on the Advisory Board. In January 2000, Norman Schwartz resigned from the Board of Directors and as Chief Financial Officer. However, Norman Schwartz still works for the Company on a consulting basis until such time as a new Chief Financial Officer can be selected. It should be noted that since the end of this period, John Irving also resigned from the Board of Directors. As of March 31, 2000, the Board of Directors consists of Michael Schaffer, Lawrence Schaffer, and Waddy Stephenson. Pursuant to the Agreement, the Board of Directors has amended its bylaws to increase the maximum number of directors that the Company may have from seven to eight. The Company expects to accept the resignation of one current director and will nominate six additional directors selected by Sulisto. Eight directors will be presented for election at the Annual Meeting of Stockholders currently scheduled to be held on May 22, 2000.

         In December 1999, Johnny Bench resigned from the Advisory Board. In February 2000, Kurt Bevacqua and Gary Carter were removed from the Advisory Board. At this time it is not known when or if new members will be added to the Advisory Board.

         In December 1999, Richard Schwartz also resigned as the Vice President of Marketing. It is not expected that this position will be filled at this time.

LIQUIDITY AND CAPITAL RESOURCES

         The Company has raised $5,025,471 since the change in business direction in February 1999. The Company's balance sheet at February 29, 2000 reflects cash of approximately $192,000, marketable securities of approximately $3,094,000 and other current receivables from related parties in the amount of $42,000.

         Cash on the balance sheet declined by approximately $3,901,000 during the six months ended February 29, 2000 due, in part, to redeployment into short term investments. Cash used in operating activities amounted to approximately $908,000 during this period. Cash was used to fund the Company's net loss for the period, partially offset by operating charges not requiring the use of cash, including charges related to the issuance of shares of common stock for services received and depreciation. Increasing the use of cash in the period were reductions in accounts payable and accrued expenses, offset partially by decreases in inventory and prepaid expenses.

         Financing activities provided $150,000 during the six months ended February 29, 2000 as the Company completed and received the final proceeds related to the issuance of its Series A Preferred Stock in September 1999.

         Investing activities consumed $3,144,000 as the Company sought to increase the investment yield of its excess funds by investing such amounts in higher yielding bond funds.

         During February 2000, the Company exchanged all of its issued and outstanding preferred shares (3,950,000) for 2,893,770 shares of the Company's common stock pursuant to an exchange offer with the preferred stockholders. In connection therewith, the preferred stockholders agreed to exchange their shares and forgive the unpaid (accrued) dividends due.
Pursuant to the terms of the exchange offer, the Company issued one additional common share for every ten common shares issued pursuant to the original terms of the exchange contained in the 1999 agreement with the preferred stockholders. This resulted in the issuance of 263,070 additional common shares. The fair value of the additional shares issued has been accounted for as a preferred distribution in the accompanying financial statements.

         Without regard to the Acquisition, discussed above, and only as to the Company as it is presently operating, at current operating rates the Company believes that it can satisfy its cash requirements over the next twelve months. Its ability to do so, however, will depend on many factors, including, but not limited to, the rate of market acceptance of the Company's services, the Company's ability to develop, maintain and expand its user base, the level of resources required to expand the Company's business model and other factors, some of which may be beyond the Company's control. A slower than expected rate of acceptance of the Company's business model would materially adversely affect the Company's liquidity. The Company has no commitments for additional financing and no assurances that any future commitments would be available in a timely manner, or, if available, would be on terms acceptable to the Company.

RESULTS OF OPERATIONS - FISCAL YEAR END 1999 TO FISCAL YEAR END 1998

REVENUES

         Auctions were commenced in August of 1999 and $840 of revenue was derived from these operations.

OPERATING COSTS AND EXPENSES

         OPERATING COSTS AND EXPENSES. Selling, general and administrative costs and expenses, excluding depreciation, were $515,619 in Fiscal 1999 compared to $222,972 in Fiscal 1998 for an increase of $292,647. The primary reasons for the increase were the technical development of the website, increased salaries, rent for larger facilities, increased marketing and increases in all other administrative costs, such as phone, postage, mail and other items.

         COMMON STOCK ISSUED AND STOCK OPTIONS GRANTED AS COMPENSATION. Common Stock and stock options were granted to officers, directors, Advisory Board members and other consultants in Fiscal 1999. AcuBid accounted for the stock issuances at its fair market value at date of issue and the options were based on their fair market value on the date of grant of the options in accordance with SFAS No. 123 and APB No. 125, as appropriate.

         DEPRECIATION EXPENSE. The increase in depreciation of $32,498 ($39,458 - $6,960) was due to a lower depreciable base in 1998.

INTEREST INCOME AND EXPENSE

         INTEREST EXPENSE. Substantially all of the interest expense for Fiscal 1999 relates to the amortization of debt discounts on notes and debentures payable which were exchanged for common stock in Fiscal 1999.

         INTEREST INCOME. Interest income was derived from bank deposits on the funds raised from the private placements.

EXTRAORDINARY ITEMS

         The extraordinary gain in the amount of $72,745 represents the forgiveness of a note and the accrued interest thereon in Fiscal 1999. The $120,421 extraordinary loss represents the difference between the fair market value of 300,000 shares of common stock issued in exchange for certain notes and debentures with a carrying value of approximately $93,357. There were no extraordinary items in 1998.

DISCONTINUED OPERATIONS

         On December 2, 1999 pursuant to an action by the Board of Directors, AcuBid formalized its intentions to discontinue the AcuVision operations. There were no significant operations for AcuVision in Fiscal 1999. Results for Fiscal 1998 were as follows:


Net Sales                                   $       157,140.00
Loss from discontinued operations           $       (43,314.00)


RESULTS OF OPERATIONS - SIX MONTHS ENDED FEBRUARY 29, 2000 TO SIX MONTHS ENDED FEBRUARY 28, 1999

REVENUES

         Auctions were commenced in August of 1999 and in the six months ended February 29, 2000, $17,464 of revenue was derived from these operations. There were no revenues in the Six Month Period ended February 28, 1999.

OPERATING COSTS AND EXPENSES

         OPERATING COSTS AND EXPENSES. Selling, general and administrative costs and expenses, excluding depreciation were $957,824 for the six months ended February 29, 2000 compared to $58,758 for the six months ended February 28, 1999. Thus, selling, general and administrative costs increased $904,066 for the six months ended February 29, 2000 as compared to the six months ended February 28, 1999. The primary factors related to the higher costs were costs associated with the technical development of the Company's website, increased salaries, rent for larger facilities, increased marketing and increases in all other administrative costs, such as phone, postage, mail and other items including the items discussed below.

         COMMON STOCK ISSUED AND STOCK OPTIONS GRANTED AS COMPENSATION, INCLUDED IN SELLING, GENERAL AND ADMINISTRATIVE EXPENSES. Common Stock and stock options were granted to officers, directors, Advisory Board members and other consultants in the six months ended February 29, 2000. AcuBid accounted for option grants in accordance with SFAS No. 123 and APB No. 25, as appropriate. Charges related to the stock issuances and option grants were $232,000 during the six months ended February 29, 2000. There were no such items in the comparable 1999 period.

         DEPRECIATION EXPENSES. Depreciation expense was $45,204 in the six months ended February 29, 2000 as compared to $926 during the six months ended February 28, 1999. Accordingly, depreciation expense increased by $44,278 during the six month period ended February 29, 2000 as compared to the relevant 1999 period. The increase is as a result of depreciation related to AcuBid's acquisition of equipment related to the development of its website.

INTEREST AND INVESTMENT INCOME

         Investment income for the six months ended February 29, 2000 in the amount of $74,007 was derived from interest earned on bank deposits and earnings on short term investments. Such amounts for the comparable 1999 period were negligible. AcuBid derived most of the investment income in 2000 due to its investment in high yield funds.

                               BUSINESS OF ACUBID

GENERAL

HISTORICAL BUSINESS

         The Company was incorporated under the Company Act of British Columbia on August 26, 1983, as Sheen Minerals, Inc., a mineral exploration and extraction company. On August 27, 1991, the Company changed its name to International AcuVision Systems, Inc. and in September, 1993, the Company was domesticated under Section 388 of the Delaware General Corporation Law. During the period August 1991 through August 31, 1998, the Company marketed its vision training products in the Optometric, Sports Vision, Occupational Therapy and Visual Rehabilitation fields. During the quarter ending November 30, 1997, the Company sold vision training equipment worldwide and raised U.S.$125,000 through the sale of a self-liquidating debenture. The $125,000 proceeds was to be used to increase inventory and institute a telemarketing program. Shortly after raising the funds to increase inventory, the Company learned that Electronic Manufacturing Source, the turn-key manufacturer of the Company's AcuVision 1000, 2000, and Visual Test Administrator had become insolvent and the Company had to find another manufacturer. By fiscal year end, August 31, 1998, the Company concluded that future sales and business in the vision training market was too limited and that the costs of marketing and production too great. As a result, management determined that the Company should restructure.

         At the 1999 Annual Meeting of Stockholders, the Company's name was changed to AcuBid.com, Inc; the authorized shares were increased to 50,000,000; a class of 10,000,000 Preferred Shares was created; and the web-based auction house was initiated. Unsolicited orders for vision training products were filled through August 31, 1999 at which time management determined that the Company would discontinue the vision training operation in its entirety.

BUSINESS OF ACUBID

         AcuBid has operated as a web-based auction house since August, 1999 featuring business-to-consumer and consumer-to-consumer auctions. AcuBid targets serious collectors who are knowledgeable about products and already use online auctions to buy and sell products.

         The AcuBid auction is fully automated and available 7 days a week, 24 hours a day. Consumers are able to access AcuBid at any time to browse current auctions, list new items for sale, bid on items, check account status, or view other information available on the site.

         The main product attribute of AcuBid is an easy to use auction interface. AcuBid has intuitive site architecture. A comprehensive search function will allow product, member, and other searches. AcuBid is designing the web site to be compatible for the majority of Internet browsers in use. Finally, AcuBid will provide safe and secure transactions for users.

         It is not necessary to register as an AcuBid user to browse through different auctions. However, to become a buyer or seller on AcuBid, users are required to register and accept AcuBid's member agreement. The member agreement takes a few minutes to fill out, and upon completion users are able to bid on products or list items for sale.

         AcuBid requires users to provide personal information including name, address, phone number, E-mail address, and credit card information. This information is necessary for several reasons:

         -     To verify that buyers and sellers are not minors;

         - To provide AcuBid with billing information when the user incurs fees from AcuBid; and

         -     To verify how AcuBid can contact the registered user.

         To protect the integrity of this information, AcuBid has made it clear in its privacy policy that this information will not be released to any outside party. AcuBid's privacy policy has been submitted to and approved by BBBOnline. This organization provides third party assurance that the privacy policy meets the highest standards of consumer protection.

         The pricing policy of auctions on the AcuBid auction site is straightforward with no hidden costs. Sellers pay two percent commission on all successful sales. No listing fees nor any buyer fees are charged.

OPERATIONS AND TECHNOLOGY

         The AcuBid Internet auction site consists of multiple INTEL Pentium based workstations utilizing Microsoft Windows NT Enterprise Edition, Microsoft SQL Server, Microsoft Internet Information Server, and Microsoft Site Server technologies. Long-term growth of the site is accommodated through the use of the following scalability, fault tolerant, and security strategies.

         Scalability is the ability of a site to expand as its client base expands. Scalability of the site is accomplished using a "division of labor" strategy as well as "clustering" technology. Servers are divided into four types: web servers, personalization/mail servers, database servers, and image servers, dividing the workload into four groups. The database servers can be further specialized by partitioning the data that each database server would manage. The image servers are further divided by assigning members to specific image servers. " Clustering" refers to the use of multiple servers that divide client requests among the servers assigned to a cluster. Multiple data-less web and personalization/mail servers are clustered to provide scalability for these servers.

         Fault tolerance is the ability for the site to easily recover from hardware failures. Fault tolerance within the site is accomplished though hardware mirroring of all data stores (image and database servers) and the use of fail-over database servers. Fault tolerance of the web and personalization/mail servers is accomplished by the same "clustering" technology used for scalability. Disaster recovery is provided through the use of incremental backups of the database and image data stores.

         Security is the ability for the site to protect its servers and data from unwarranted access. Security within the site is accomplished through a variety of technologies, including fire walls, IP restrictions, encryption, and password authentication.

COMPETITIVE BUSINESS CONDITIONS

INDUSTRY BACKGROUND: GROWTH OF THE INTERNET AND ONLINE COMMERCE

         The Internet has emerged as a global medium enabling millions of people worldwide to share information, rapidly and easily communicate and electronically conduct business. International Data Corporation ("IDC") estimates that the number of Internet users will grow from approximately 60 million worldwide in 1997 to approximately 320 million worldwide by the end of 2002. This large and rapid growth is expected to be propelled by the large and growing number of Personal Computers ("PCs") installed in homes and offices, the decreasing cost of PCs, easier, faster and cheaper access to the Internet, improvements in network infrastructure, the proliferation of Internet content and the increasing familiarity and acceptance of the Internet by businesses and consumers. The Internet has a number of distinct characteristics that differentiate it from traditional media: users communicate and access information without geographic or tangible limitations; users access dynamic and interactive content on a real-time basis; and users communicate and interact instantaneously with a single individual or with groups of individuals. As a result of these distinct characteristics, Internet usage is expected to continue to expand rapidly.

         The growing adoption of the World Wide Web represents an enormous opportunity for businesses to conduct commerce over the Internet. IDC estimated that commerce over the Internet will increase from approximately
$32 billion worldwide in 1998 to approximately $130 billion worldwide in 2000.

INTELLECTUAL PROPERTY

         AcuBid regards the protection of its copyrights, service marks, trademarks, trade dress and trade secrets as critical to its future success and relies on a combination of copyright, trademark, service mark and trade secret laws and contractual restrictions to establish and protect its proprietary rights in products and services. AcuBid has entered into confidentiality and invention assignment agreements with its employees and contractors, and nondisclosure agreements with its suppliers and strategic partners in order to limit access to and disclosure of its proprietary information. There can be no assurance that these contractual arrangements or the other steps taken by AcuBid to protects its intellectual property will prove sufficient to prevent misappropriation of AcuBid's technology or to deter independent third party development of similar technologies. AcuBid pursues the registration of its trademarks and service marks in the United States and internationally. Effective trademark, service mark, copyright and trade secret protection may not be available in every country in which AcuBid's services are made available online.

         AcuBid also relies on certain technologies that it licenses from third parties, such as Microsoft, Compaq, and Symantec, the suppliers of key database technology, the operating system and specific hardware components for AcuBid's business. There can be no assurance that these third party technology licenses will continue to be available to AcuBid on commercially reasonable terms. The loss of such technology could require AcuBid to obtain substitute technology of lower quality or performance standards or a greater cost, which could materially adversely affect AcuBid's business, results of operations and financial condition.

         To date, AcuBid has not been notified that its technologies infringe the proprietary rights of third parties, but there can be no assurance that third parties will not claim infringement by AcuBid with respect to past, current or future technologies. AcuBid expects that participants in its markets will be increasingly subject to infringement claims as the number of services and competitors in AcuBid's industry segment grows. Any such claim, whether meritorious or not, could be time consuming, result in costly litigation, cause service upgrade delays or require AcuBid to enter into royalty or licensing agreements. Such royalty or licensing agreements might not be available on terms acceptable to AcuBid or at all. As a result, any such claim could have a material adverse effect upon AcuBid's business, results of operations and financial conditions.

GOVERNMENT REGULATION

         AcuBid is not currently subject to direct federal, state or local regulation, and laws or regulations applicable to access to or commerce on the Internet, other than regulations applicable to businesses generally. However, due to the increasing popularity and use of the Internet and other online services, it is possible that a number of laws and regulations may be adopted with respect to the Internet or other online services covering issues such as user privacy, freedom of expression, pricing, content and quality of products and services, taxation, advertising, intellectual property rights and information security.

         Although sections of the Communications Decency Act of 1996 (the "CDA") that, among other things, proposed to impose criminal penalties on anyone distributing "indecent" material to minors over the Internet, were held to be unconstitutional by the U.S. Supreme Court, there can be no assurance that similar laws will not be proposed and adopted. Certain members of Congress have recently discussed proposing legislation that would regulate the distribution of "indecent" material over the Internet in a manner that they believe would withstand challenge on constitutional grounds. The nature of such similar legislation and the manner in which it may be interpreted and enforced cannot be fully determined and, therefore, legislation similar to the CDA could subject AcuBid and/or its customers to potential liability, which in turn could have an adverse effect on AcuBid's business, results of operations and financial condition. The adoption of any such laws or regulations might also decrease the rate of growth of Internet use, which in turn could decrease the demand for the AcuBid service or increase the cost of doing business or in some other manner have a material adverse effect on AcuBid's business, results of operations and financial condition.

         In addition, applicability to the Internet of existing laws governing issues such as property ownership, copyrights and other intellectual property issues, taxation, libel, obscenity and personal privacy is uncertain. The vast majority of such laws were adopted prior to the advent of the Internet and related technologies and, as a result, do not contemplate or address the unique issues of the Internet and related technologies.

         In addition, numerous states, including the State of California in which AcuBid's headquarters are located, have regulations regarding the manner in which "auctions" may be conducted and the liability of "auctioneers" in conducting such auctions. No legal determination has been made with respect to the applicability of the California regulations to AcuBid's business to date and little precedent exists in this area. AcuBid has complied with the auctioneer bonding requirements of the State of California. There can be no assurance, however, that a state will not attempt to impose other regulations upon AcuBid in the future or that such imposition will not have a material adverse effect on AcuBid's business, results of operations and financial condition.

         Several states have also proposed legislation that would limit the uses of personal user information gathered online or require online services to establish privacy policies. The Federal Trade Commission has also recently settled a proceeding with one online service regarding the manner in which personal information is collected from users and provided to third parties. Changes to existing laws or the passage of new laws intended to address these issues, including some recently proposed changes, could create uncertainty in the marketplace that could reduce demand for the services of AcuBid or increase the cost of doing business as a result of litigation costs or increased service delivery costs, or could in some other manner have a material adverse effect on AcuBid's business, results of operations and financial condition.

         In addition, because AcuBid's services are accessible worldwide, and AcuBid facilitates sales of goods to users worldwide, other jurisdictions may claim that AcuBid is required to qualify to do business as a foreign corporation in a particular state or foreign country. AcuBid is qualified to do business in two states in the United States, and failure by AcuBid to qualify as a foreign corporation in a jurisdiction where it may be required to do so could subject AcuBid to taxes and penalties for the failure to qualify and could result in the inability of AcuBid to enforce contracts in such jurisdictions. Any such new legislation or regulation, or the application of laws or regulations from jurisdictions whose laws do not currently apply to AcuBid's business, could have a material adverse effect on AcuBid's business, results of operations and financial condition.

         The law relating to the liability of providers of online services for activities of their users on the service is currently unsettled. While AcuBid will not pre-screen the types of goods offered on AcuBid, AcuBid is aware that certain goods, such as alcohol, tobacco, firearms, adult material and other goods that may be subject to regulation by local, state or federal authorities. There can be no assurance that AcuBid will be able to prevent the unlawful exchange of goods on its service or that it will successfully avoid civil or criminal liability for unlawful activities carried out by users through AcuBid's service. The imposition upon AcuBid of potential liability for unlawful activities of users of the AcuBid service could require AcuBid to implement measures to reduce its exposure to such liability, which may require, among other things, AcuBid to spend substantial resources and/or to discontinue certain service offerings. Any costs incurred as a result of such liability or asserted liability could have a material adverse effect on AcuBid's business, results of operations and financial condition.

         In addition, AcuBid's success depends largely upon sellers reliably delivering and accurately representing the listed goods and buyers paying the agreed purchase price. AcuBid takes no responsibility for delivery of payment or goods to any user of the AcuBid service in person to person transactions. AcuBid anticipates that it will receive in the future, communications from users who did not receive the purchase price or the goods that were to have been exchanged. While AcuBid can suspend the accounts of users who fail to fulfill their delivery obligations to other users, AcuBid, beyond crediting sellers with the amount of their fees in certain circumstances, does not have the ability to otherwise require users to make payments or deliver goods and AcuBid does not and will not compensate users who believe they have been defrauded by other users.

         AcuBid may also from time to time receive complaints from buyers as to the quality of the goods purchased. With respect to Company to Person transactions, AcuBid has an unconditional 30 day return policy and believes that such a policy will be adequate to protect AcuBid from most problems associated with Company to Person transactions. With respect to Person to Person transactions, although AcuBid will attempt to reduce its liability to buyers for unfulfilled transactions or other claims related to the quality of the purchased goods, AcuBid may in the future receive requests from users requesting reimbursement or threatening legal action against AcuBid if no reimbursement is made. Any resulting litigation could be costly for AcuBid, divert management attention and could result in increased costs of doing business, or otherwise have a material adverse effect on AcuBid's business, results of operations and financial condition. Any negative publicity generated as a result of fraudulent or deceptive conduct by users of AcuBid could damage AcuBid's reputation and diminish the value of its name, which could have a material adverse effect on AcuBid's business, results of operations and financial condition.

         Other than Company owned inventory, AcuBid will not pre-screen the goods that are listed by users on AcuBid or the contents of their listings, which may include text and images. AcuBid anticipates that it will receive in the future, communications alleging that certain items sold through the AcuBid service infringe third-party copyrights, trademarks or other intellectual property rights. While AcuBid's user policy prohibits the sale of goods which may infringe third-party intellectual property rights and

AcuBid is empowered to suspend the account of any user who infringes third-party intellectual property rights, there can be no assurance that an allegation of infringement will not result in litigation against AcuBid. Any such litigation could be costly for AcuBid and could result in increased costs of doing business, or could in some other manner have a material adverse effect on AcuBid's business, results of operations and financial condition.

EMPLOYEES

         As of the date of this filing, AcuBid has nine employees: two senior executives responsible for contracting, procurement and purchasing, inventory oversight, and investor relations; a chief technology officer responsible for design of and oversight of all software and information technology development; one in customer/technical support; two in software and information technology; and three in general administration. AcuBid has never had a work stoppage, and no employees are represented under collective bargaining agreements. AcuBid considers its relations with its employees to be good. AcuBid believes that its future success will depend in part on its continued ability to attract, integrate, retain and motivate highly qualified technical and managerial personnel. Competition for qualified personnel in AcuBid's industry and geographic location is intense, and there can be no assurance that AcuBid will be successful in attracting, integrating, retaining and motivating a sufficient number of qualified personnel to conduct its business.

PROPERTIES

         Effective June 1, 1999, the Company began leasing 3,081 square foot of prime office space in the very desirable Pacific Ridge Complex in Carlsbad, California. The Company obtained the space at $1.60 per square foot, which is $0.30-0.40 per square foot below market. The lease is for three years, with renewal and expansion options. The Company believes that this space will provide adequate working space and environment for the technical and administrative needs of the Company and will provide the necessary high tech profile to meet with experts in the field and other interested parties. The Company believes that this office space will be adequate to meet its needs for the immediate future. Long-range future growth can be accommodated by leasing additional space nearby.

         On May 25, 1999, the Company entered into an agreement with Level 3 Communications to secure space and bandwidth for the housing of its main Web site server operations in San Diego, California. Pursuant to this agreement, the Company is required to pay Level 3 Communications $1,800.00 per month which will increase as the bandwidth increases with growth.

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



                     JDI'S MANAGEMENT DISCUSSION AND ANALYSIS

                              OR PLAN OF OPERATION

         The following "Management's Discussion and Analysis or Plan of Operation" includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. This Act provides a "safe harbor" for forward-looking statements to encourage companies to provide prospective information about themselves so long as they identify these statements as forward-looking and provide meaningful cautionary statements identifying important factors that could cause actual results to differ from the projected results. All statements other than statements of historical fact we make in this Proxy Statement are forward-looking. In particular, any statements that we make in this Proxy Statement regarding industry prospects or our future results of operations or financial position are forward-looking statements. Forward-looking statements reflect our current expectations and are inherently uncertain. Our actual results may differ significantly from our expectations.

         Also, the following discussion should be read in conjunction with the selected financial information of JDI's 1999 Financial Statements and notes thereto. JDI's Financial Statements have been prepared in accordance with Indonesian GAAP. In 1998, the Indonesian Institute of Accountants issued several Statements of Financial Accounting Standards (locally known as "PSAK"). PSAK No. 46 "Accounting for Income Tax" requires the adoption of Deferred Income Tax Method effective year 2000 for publicly-listed companies and effective 2001 for non-publicly listed companies, although earlier adoption is encouraged. JDI decided to adopt the Deferred Income Tax Method in its 1999 financial report. This method of reporting income tax is the same under U.S. GAAP.

GENERAL

         JDI together with its affiliated company is an integrated Internet services and content provider in Indonesia. JDI plans to expand into Asia and eventually into global markets providing users and customers with a comprehensive suite of services for:

-        Multi-media & other content and e-commerce services;
-        Quality Internet access; and
-        Internet solutions services

         JDI was in its development stage in 1999 building its infrastructure. JDI's subsidiary, PT. Medialintas Antar Buana (MLAB), is an ISP licensed in Indonesia. MLAB was established on August 15, 1995 and was dormant prior to 1999. In 1999, MLAB established the groundwork to provide Internet-related services to JDI. MLAB is 69% owned by JDI. For the year ended December 31, 1999, JDI had revenues of $3,415, operating costs and expenses of $292,585 and total other income of $19,572 for a net loss of $184,061.

PLAN OF OPERATION

         JDI aims to be a premier Internet Services and Content Provider in Asia, creating a loyal and economically attractive customer base by featuring popular content on its site, which is positioned as an online entertainment alternative targeted towards Internet users in Asia. It is believed that JDI's strength will be based on the following integrated components:

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

     -        Internet Service Provider;
     -        Content Provider; and
     -        Web Solutions.

JDI believes that by providing superior products and services in each of these components that it can create and maintain a loyal subscriber base.

         INTERNET SERVICE PROVIDER. JDI will provide registered users the following options for Internet connection: Dial-up connection and broadband access via satellite. The latter provides faster access than cable modems given the bandwidth availability through affiliated companies. The broadband access via satellite covers a large part of Asia.

         CONTENT PROVIDER. The large number of portals on the Web providing dry content has led to a severe "content clutter". While search engines can mitigate this to some extent, they are not sophisticated enough to sift out sites by content quality. In order to develop "stickiness" therefore, a site must provide content, which is instantly appealing and continually changing at the same time. JDI plans to achieve this through strategic alliances with multimedia and other content rich companies for Internet rights to their content.

         WEB SOLUTIONS. Complementing the above is a wide spectrum of Web strategy consulting services. This provides JDI with the opportunity to lever cross-business synergies while building network clients which represent potential affiliate sites. These sites could be sources of additional content and page-view traffic to JDI's portal site. These network clients also represent a potential source of future e-commerce operators for JDI to partner with and aggregate on its portal network.

         These three integrated components are harnessed effectively to provide JDI with a diversified stream of revenues that includes advertising revenue, e-commerce revenue, subscriber fees, and consulting and hosting fees.

OPERATING AGREEMENTS

During 1999, JDI entered into the following operating agreements:

         LORAL ORION SERVICES, INC., USA ("LORAL")

         MLAB, which is a subsidiary of JDI, has an agreement dated December 6, 1999 with Loral Orion Services Inc., USA ("Loral") whereby Loral agrees to provide telecommunication network service ("Services") for transporting Internet Protocol (IP) packets between Loral Internet Gateways and MLAB's site. The services consists of, among others, providing: (i) simplex Permanent Virtual Circuits ("PVC") between Loral Internet Gateway and MLAB's site; (ii) Border Gateway Protocol service between the router at MLAB's site and Loral-designated U.S. ISP; (iii) required space segment, satellite uplink and downlink services; and
         (iv) technical consultancy service.

         MLAB will provide JDI with: (i) the Internet connection link through LOSI for 24 hours a day, 365 days a year; (ii) international Internet back-up link; (iii) supporting infrastructure for the down-link and up-link service; (iv) Indonesia Internet Exchange link; and (v) a certain block of Internet Protocol's addresses.

         In addition, MLAB is liable for maintenance and repair of damages or service interruption on the facility transmission or facility. MLAB is not liable for the accuracy, confidentiality and/or quality of information transmitted through its connection service, or losses incurred by JDI for usage of the service.

         On December 8, 1999, JDI entered into an agreement with MLAB, whereby MLAB agreed to provide the services to JDI. In return JDI agreed to reimburse MLAB the following: (i) monthly service fee of U.S. $16,500 per mbs and a refundable deposit of U.S. $49,500 which have been paid by MLAB to Loral as stated above and (ii) Very Small Aperture Terminal
         (VSAT) rental fees payable to Infokom and IIX ("Indonesian Internet Exchange") fees amounting to U.S. $2,500 and U.S. $1,500 per month, respectively.

         PT. INFOKOM ELECTRINDO ("INFOKOM")

         MLAB entered into a lease agreement with Infokom on October 1, 1999, for the use of Infokom's VSAT Smartcom equipment to be installed, maintained and/or reinstalled, if necessary, in MLAB's site. In return JDI agreed to reimburse MLAB for the service fee of U.S. $30,000 per year. The lease agreement will expire on November 17, 2000. Infokom must provide MLAB written notification within 45 days before the expiration of the lease of whether the lease shall be extended. MLAB must provide written notification within 30 days of the expiration date of whether it intends to discontinue use of VSAT Smartcom. If MLAB fails to provide this notice, the lease will be automatically extended for a one-year period.

         INDONESIAN SATELLITE CORPORATION TBK ("INDOSAT")

         JDI entered into a subscription contract with Indosat on October 1, 1999 for the Dedicated/Corporate connection to the Indosatnet facility of IDR 7,500,000 (approximately U.S. $1,047) per month and one-time registration fee of IDR 2,500,000 (approximately U.S. $349). JDI is responsible for: (i) providing necessary equipment required for the Indosatnet facility; and (ii) obtaining Indosat's written consent prior to allowing a third party to use Indosatnet.

         Indosat shall be liable for the maintenance and reparation of any damage or service interruption on its transmission or facility. Indosat is not liable for the accuracy, confidentiality or quality of the information transmitted through Indosatnet service.

         The agreement expires on October 1, 2000 and shall be automatically extended for a one-year period unless JDI provides 30 days written notice prior to the expiration date of its intent not to renew the contract.

         PT. MATAHARI LINTAS CAKRAWALA ("MLC")

         JDI entered into a non-exclusive agreement on September 1, 1999 with MLC, Indonesia's only pay TV service transmitted via Direct Broadcast Satellite, whereby JDI agreed to provide MLC with Quick Financial Channel Program ("QFC") through a direct cable connection which will become part of the subscription television service currently being provided by MLC. MLC shall provide (i) 5 MB bandwidth to broadcast QFC and shall broadcast from its Cakrawarla satellite and (ii) VBI lines for QFC. The revenue earned will be shared between JDI and MLC at the rates of 70% and 30% respectively. This agreement expires on August 31, 2004. This Agreement is subject to renewal or an extension if both parties are able to agree to new terms.

         PT. TANJUNG BANGUN SEMESTA ("TBS")

         JDI signed a non-exclusive agreement on September 1, 1999 with TBS, whereby JDI agreed to provide TBS with Quick Financial Channel Program either through direct cable connection or via broadcast satellite under certain terms and conditions provided in the agreement 24 hours a day. TBS will pay a license fee of IDR 150,000 (approximately U.S. $21) per subscriber to QFC program. If either party wants to modify or renew this agreement, both parties have three months prior to the expiration of any of the termination terms.

         PT. BURSA EFEK JAKARTA ("BEJ")

         JDI signed a cooperation agreement with BEJ on March 3, 1999 whereby both parties agreed to cooperate in the development and provision of programming services such as: Stock Channel and TV Interactive/Web TV ("Program Channel"), which will be distributed via cable television operators in Indonesia, MLC's Indovision Digital channel and/or other media. This agreement expires on March 3, 2001, and is automatically extended for a two-year period.

         Under the agreement, BEJ will: (i) provide certain supporting equipment and space at the Jakarta Stock Exchange which will be available to JDI in order to provide programming service to other parties and (ii) make available to JDI certain data and other information related to securities transactions on the Jakarta Stock Exchange (JSX). The calculated gross profit earned will be shared between JDI at a rate, which will vary from time to time according to a table stipulated in the agreement.

         JDI together with BEJ signed an agreement with the Directorate General of Tourism of the Republic of Indonesia on September 24, 1999 whereby JDI and BEJ agreed to broadcast the "Let's Go Indonesia" logo and to provide space/page in the QFC program without any charges.

         In return, the Directorate General of Tourism will require the Indonesian Hotel and Restaurant Association ("PHRI") to promote among their members the Quick Financial Channel program provided through MLC's Indovision broadcasting program.

         BRIDGE INFORMATION SYSTEM (SINGAPORE) PTE LTD ("BRIDGE")

         JDI signed an agreement with Bridge on July 1, 1999 whereby Bridge agreed to: (i) install required equipment units and software at JDI's premises and ensure accurate and timely transmission of data, such as real-time information from commodity exchange, money market and stock exchange, etc.; (ii) transmit the data and other information as stipulated in the agreement to JDI through the leased telecommunication line or satellite downlink, in respect of which JDI shall bear all cost and charges incurred; and (iii) grant JDI the non-exclusive license to use the data in accordance with the terms and conditions stipulated in the agreement.

         In return, JDI is obligated to pay a one-time installation fee of U.S. $300, a monthly subscription fee of U.S. $1,000 and communication fees to be billed to JDI based on actual telecommunication lines used to deliver the data to JDI's site. The monthly subscription fees are waived for the first six months commencing on the date the equipment units are installed. This agreement is scheduled to expire on July 1, 2000 and thereafter will continue on a month-to-month basis until either party provides three months written notice.

         JDI signed another agreement with Bridge on July 1, 1999 whereby Bridge agreed to: (i) grant JDI a non-exclusive license to access and utilize Bridge's products and services ("Bridge

         Services") in the production of JDI's television programming service to Indonesia known as "Stockwatch"; (ii) provide training and support to JDI in relation to the use of Bridge Services and assistance in converting the news and data contained in the Bridge Services into a variety of formats for presentation in Stockwatch; and (iii) provide access to the Bridge journalists in Asia for market moving stories.

         In recognition of Bridge's assistance, JDI will provide among others:
         (i) commercial airtime on the Stockwatch program and will produce Bridge commercials free of charge. The minimum airtime shall be three 30-second spots per day for one month every three months; (ii) on-air marketing and attribution rights to Bridge; and (iii) a communication link between Bridge's office and JDI's premises.

         PT. MESANA INVESTAMA UTAMA ("MESANA")

         JDI has an agreement dated December 3, 1999 with Mesana, a related securities company. JDI agreed to provide on-line electronic stock trading, web site development and maintenance, news and data supply, software licensing, web hosting and mail hosting. JDI will (i) prepare a recovery plan of on-line trading system, software and hardware existing in its system; (ii) prepare a back-up system; and (iii) give a guarantee for the back-up system. JDI has agreed to be responsible for the confidentiality of Mesana's customer data. In return Mesana will pay to JDI 25% of the total net commission of the stock trading generated by Mesana IDR 12,500,000 (approximately U.S. $1,746) per month, whichever is greater. This agreement expires 10 years from December 3, 1999. There is an automatic extension of another ten-year term, if neither party provides notice of its intention to terminate this agreement.

Since December 31, 1999, JDI has entered into 13 web service agreements.

                                 BUSINESS OF JDI

GENERAL

         Established in February 1999, JDI is an Indonesian-based integrated Internet Service and Content Provider company with a network of associated companies within the multi-media business. JDI through its affiliated company presently provides dial-up Internet services to Indonesian customers. JDI expects to provide broadband Internet services to its customers via satellite in the near future. It also plans to target customers throughout most of Asia with a long-range plan to target the larger global community. JDI and its affiliates have licenses and contracts to market a wide range of content from media sources, including TV stations, radio stations, Pay Televisions (cable and Direct Broadcast Satellite), and newspapers.

         In addition, JDI owns MLAB, a start-up Internet Service Provider ("ISP") and is affiliated with PT Mesana Investama Utama, a securities company and PT Mesana Transforex International. JDI also operates jointly with the JSX for the Quick Financial Channel, a financial information channel that was launched on September 1, 1999. Quick Financial Channel provides real-time stock price movements on the JSX, JSX announcements and other breaking news, foreign exchange quotations and world stock market indices. Quick Financial Channel, which is available on a subscription basis, is broadcasted by private pay television companies, Indovision and Kabelvision.

KEY BUSINESS AREAS

         DIALUP AND BROADBAND ACCESS. JDI presently provides dialup Internet access in Jakarta, Indonesia through MLAB. This dialup access represents only the initial Internet access provided to JDI subscribers. JDI is planning to provide broadband Internet access using bandwidth on the Cakrawarla Satellite owned and operated by Mediaciatra. JDI has also begun discussions with eSAT Inc. concerning the possibility of forming a joint venture that would provide broadband wireless Internet services in Indonesia. Under this joint venture, eSAT would deliver a high-speed satellite connection to Indonesia and distribute the bandwidth using its last mile wireless technology.

         Broadband access via satellite will offer service that JDI believes is superior to broadband access provided through cable for the following reasons:

     - QUALITY ACCESS: JDI will offer a higher bandwidth of up to 16 MB via satellite transmission compared to the current competing cable networks' bandwidth of up to 4 MB.

     - BROADER ACCESS: JDI's service will not be dependent on cable connection since it will be transmitted via satellite and, therefore, its coverage will be broader, covering a large part of Southeast Asia.

     - ECONOMICAL ACCESS: The modem and satellite dish required for JDI's service is expected to cost approximately U.S.$302, which is less than the cost of a cable modem costing approximately U.S.$350.

     CONTENT. The availability of multimedia content differentiates JDI from other portals. By securing Internet rights to multi-media and other compelling content, JDI seeks to provide its customers with content that is instantly appealing and continually changing. JDI has rights for the following sites which may be accessed via JDI's website:

     - I-MUSICHANNEL - PT Data Musik Asia, I-Musichannel is the first Indonesian channel that is dedicated to music. JDI has exclusive rights to provide live streaming for I-Musichannel.

     - PT MATAHARI LINTAS CAKRAWALA - PT Matahari Lintas Cakrawala is the only Direct To Homes/pay TV company in Indonesia. Its brand name Indovision is the registered trademark of entertainment and information services supplied by PT Matahari Lintas Cakrawala (MLC). MLC is Indonesia's sole provider of Direct Broadcast Satellite services, providing television services to subscribers. Indovision consists of various programs, including popular channels such as CNN and HBO;

     - SCTV - SCTV is one of Indonesia's three largest national television stations with a potential viewership of 93 million people;

     - THE INDONESIAN OBSERVER - The Indonesian Observer is one of Indonesia's two main daily newspapers written in English, with a current circulation of 6,000 - 10,000 subscribers;

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

     - MANDIRI ONLINE - Mandiri Online, the first online Indonesian news service, provides daily news mainly in Bahasa Indonesia on a broad range of topics in Indonesia;

     - TRIJAYA FM JAKARTA -- Trijaya FM Jakarta (104.75 FM) is a major radio station in Indonesia. JDI has exclusive rights to provide live streaming for Trijaya FM Jakarta;

     - RADIO A.R.H. - Radio A.R.H. (88.65 FM) is a major radio station in Indonesia. JDI has exclusive rights to provide live streaming for Radio A.R.H.;

     - MESANA INVESTAMA UTAMA -- Mesana Investama Utama, a fully licensed investment and securities company, is a member of both the Jakarta and Surabaya Stock Exchanges. The Mesana website provides registered users with real time stock price information on the Jakarta Stock Exchange and other financial news. Registered users can also conduct online trading;

     - JAMZ - JAMZ is a pub and restaurant in Jakarta, Indonesia devoted to jazz and other types of music. This site provides information on JAMZ, its programs and allows online reservations; and

     - Quick Financial Channel - Quick Financial Channel is a financial information channel jointly operated by JDI and JSX.

         COMMUNITY PRODUCTS. Online communities are collections of Internet users congregated around specific topics or areas of interest in such a way that the users actively contribute to the dialogue, entertainment and content within the community. Community products and services are becoming increasingly important for sites to enhance their brands and generate user loyalty against a backdrop of increasing portal competition. In order to enhance the loyalty of its users and maximize traffic to its portals, JDI offers a variety of community products through its portal network. JDI currently offers customers the following services:

     -   Unlimited Internet access

     -   E-mail account with 20 MB capacity;

     - Real time stock price information for securities trading on the Jakarta Stock Exchange ;

     - News center (i.e., a compilation of up-to-date news ranging from general news to capital market and financial news); and

     -   Chat room facility.

JDI expects to offer the following products to its customers in the near future:

     - Web folders (50 MB capacity) which allows registered subscribers to access their private files from anywhere in the world;

     - Free Web hosting which allows registered subscribers to construct their personal Web pages;

     - Instant messaging service that alerts an online user to the fact that another specified user is also on line; and

     - Personalization, or the ability to personalize a portfolio according to individual preferences and specifications.

         E-COMMERCE. Currently e-commerce is at a very early stage of development in Indonesia compared to the United States. However, with increasing use of the Internet as well as the continuing economic recovery in Indonesia, e-commerce volumes are expected to grow significantly. JDI's e-commerce strategy will include Business-to-Business (B2B), Consumer-to-Consumer (C2C) and



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Business-to-Consumer (B2C) models, which in addition to generating revenues will also increase traffic to its portal sites.

         WEB SOLUTIONS. JDI's Web solutions business provides customers with a full spectrum of Web strategy consulting products and services ranging from digital strategic consulting and creative design services to technology integration and online integrated marketing. JDI maintains an in-house team of skilled information technology (IT) professionals that offer the following services:

     - WEB SITE DESIGN AND DEVELOPMENT - JDI's professionals will translate a client's strategic requirements into a Web blueprint that will explain how the proposed solution will meet the client's needs. To achieve this, JDI will research and evaluate a broad range of Internet technologies and tools before designing and developing the website.

     - WEB SOLUTIONS CONSULTING - JDI will work closely with its client to ascertain how the Internet can best be used to meet the client's strategic and business needs. To achieve this, JDI will study the client's business and processes, market position and existing systems before tailoring a solution based on the client's preference, budget and available resources.

     - IMPLEMENTATION AND INTEGRATION - JDI will ensure the proper and efficient implementation and integration of its web solutions. JDI also has good working relationships with a number of third parties, which will offer access to integrated services for relational databases, workgroup collaboration, audio and video streaming and secure e-commerce.

     - TECHNOLOGY DEVELOPMENT - Based on the strategy blueprint, JDI will develop a testable, beta version of a client's Internet solution. Through the technology development process, JDI will design, code, integrate and test all necessary programs and components through a broad range of vehicles.

     - ON-LINE PROMOTION - JDI will work closely with its client to promote Web site traffic, improve visibility and strengthen awareness of the clients' products and services. JDI will also help a client disseminate its profile and services to Internet news groups, mailing lists and other Web forums.

     - SITE MANAGEMENT - JDI will provide continued support for its Internet solutions, including content maintenance and site administration. It will also assist the client in resolving technical issues, if any, and provide assistance with hosting environments and support for Internet software.

         The Web solutions clients and affiliates also provide JDI with a number of opportunities for cross-business synergies, including the following:

     - Web solutions clients and affiliates represent an attractive source of additional content for JDI's portal sites;

     - Web solutions clients and affiliates represent a source of additional page-view traffic that may be directed to JDI's portal sites; and

     - Web solutions clients and affiliates present a potential source of future e-commerce operators for JDI to partner with and aggregate on its portal network.

         Among others, JDI has entered into the following Web service agreements in 2000:

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

     - PT DATA MUSIK ASIA. JDI entered into a service agreement with PT Data Musik Asia on February 28, 2000, whereby JDI will (i) design and develop a website for I-Musichannel; (ii) maintain the website; (iii) provide a dedicated server; and (iv) provide an Internet connection. This agreement expires on February 28, 2005.

     - PT CITRA SEJATI NUANSA MEDIATAMA. JDI entered into a service agreement with PT Citra Sejati Nuansa Mediatama on February 28, 2000, whereby JDI will (i) design and develop a website for Mandiri.com; (ii) maintain the website; (iii) provide a dedicated server; and (iv) provide an Internet connection. This agreement expires on February 28, 2005.

         As of April 17, 2000, similar agreements have been signed with 11 other companies.

         NETWORK INFRASTRUCTURE. Network Infrastructure refers to the equipment and software required to support the Internet access and Internet services offered to JDI subscribers.

         Internet access is provided to JDI subscribers through MLAB using Loral although additional Internet access bandwidth may be procured as needed. The Internet services provided to JDI subscribers are supported by equipment and software maintained by JDI.

MARKETING INITIATIVES

         To this point, marketing for JDI has been limited to cross marketing with JDI affiliate sites; printed advertising in the Indonesian Observer, radio advertising on Trijaya F.M. and Radio A.R.H.; and billboard advertising in Jakarta. A comprehensive marketing plan is currently under development that will include strategies such as advertisements in traditional media, online banner advertisements, email marketing, and sponsorship of entertainment events.

         Additionally, JDI has initiated its Member Get Member (MGM) program, an innovative multi-level marketing strategy for subscribers whereby each subscriber receives a commission for each new subscriber that he or she introduces.

INDUSTRY

         The Internet has substantially reshaped the way we communicate and increasingly the way businesses are conducted. It provides individuals, businesses and institutions unparalleled access to information and geographical reach. It presents tremendous opportunities for businesses to reach existing and new geographical markets and target audiences.

         The Internet is increasingly recognized as a cost-effective information, communications and business conduit. The pervasive impact of the Internet will continue to dominate the new millennium.

         Until a few years ago, the majority of Internet users have been North Americans. This is however changing as more of the global population gets connected. Asia-Pacific potentially presents the largest Internet market given that it accounts for more than 3 billion of the world's population of about 6 billion.

         Factors driving the growth of the Internet in Asia-Pacific include:


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

              - Deregulation of the telecommunications industry and likely reduction in access costs and telecommunication charges.

              - Government initiatives and incentives to promote the use of the Internet.
              - The increasing number of locally established and targeted content and e-commerce websites.
              -   Return of economic growth and increasing income levels.
              -   Increasing PC penetration.

         The number of Internet users globally is expected to grow rapidly. Given its later development, Asia-Pacific is expected to experience a faster growth rate than the U.S. and Western Europe. According to forecasts by the IDC, the compounded annual growth rate ("CAGR") of Internet users in Asia-Pacific over the 5-year period between 1998 and 2003 will exceed that of Western Europe and the U.S.

         Specifically, IDC has forecasted that the total number of Internet users in Asia-Pacific will increase from 23.4 million in 1998 to 98.7 million in 2003, or a CAGR of 33.4%. Excluding Japan, the total number of Internet users in Asia-Pacific are forecasted to grow from 12.9 million in 1998 to 57.5 million in 2003 or a CAGR of 34.8%.

         The increasing use of the Internet will also spur e-commerce and Internet advertising. In fact, e-commerce and Internet advertising in Asia-Pacific are forecasted to grow by an even faster CAGR over a 5-year period. The IDC has forecasted that e-commerce in Asia-Pacific will increase from U.S.$3.4 billion in 1998 to U.S.$99.7 billion in 2003 or a CAGR of 96.7%. Excluding Japan, e-commerce is forecasted to grow from U.S.$723.4 million in 1998 to U.S.$32.6 billion in 2003 or a CAGR of 114.2%. Although Internet advertising presently represents s relatively small percentage of total advertising expenditure, this is expected to change as Internet use and acceptance increases. According to Forrester Research, Internet advertising is forecasted to increase from U.S.$166 million in 1999 to U.S.$3.3 billion in 2004 or a CAGR of 82.1%.

         Relative to most other countries in Asia-Pacific, Indonesia presents substantial opportunities for Internet growth and use given its current low Internet penetration rate of about 0.2% and large population. With over 200 million people, Indonesia is the world's fourth most populous country. The Internet penetration rate of Indonesia compared with other countries is shown in the table below:


-------------------------------- -------------------------- -------------------------- --------------------------
                                                                    Internet              E-Commerce Revenues
            Country                  Internet Use (MM)        Penetration Rate (%)             (U.S.$MM)
-------------------------------- -------------------------- -------------------------- --------------------------
United States of America                              87.3                       32.0                   74,474.6
-------------------------------- -------------------------- -------------------------- --------------------------
Australia                                              4.9                       25.9                    1,083.1
-------------------------------- -------------------------- -------------------------- --------------------------
Singapore                                              0.7                       19.0                       83.8
-------------------------------- -------------------------- -------------------------- --------------------------
New Zealand                                            0.6                       17.2                      103.5
-------------------------------- -------------------------- -------------------------- --------------------------
Hong Kong                                              0.9                       13.7                      145.5
-------------------------------- -------------------------- -------------------------- --------------------------
Japan                                                 14.6                       11.6                    7,389.8
-------------------------------- -------------------------- -------------------------- --------------------------
Taiwan                                                 1.3                        5.8                      113.9
-------------------------------- -------------------------- -------------------------- --------------------------
South Korea                                            2.3                        4.9                      161.0
-------------------------------- -------------------------- -------------------------- --------------------------
Malaysia                                               0.8                        3.6                       49.3
-------------------------------- -------------------------- -------------------------- --------------------------
Thailand                                               0.8                        1.3                       29.0
-------------------------------- -------------------------- -------------------------- --------------------------
Philippines                                            0.4                        0.5                       20.6
-------------------------------- -------------------------- -------------------------- --------------------------
China                                                  3.8                        0.3                       42.0
-------------------------------- -------------------------- -------------------------- --------------------------
Indonesia                                              0.5                        0.2                       24.5
-------------------------------- -------------------------- -------------------------- --------------------------
India                                                  0.8                        0.1                       15.9
-------------------------------- -------------------------- -------------------------- --------------------------
Vietnam                                                0.1                        0.1                        0.1
-------------------------------- -------------------------- -------------------------- --------------------------

         Source:  IDC (March, 1999): U.S. Census Bureau (August, 1999)

         Indonesia's IT and multimedia industry is relatively less developed compared with most other countries in the region. The onset of the financial and economic crisis in 1997 has also stalled the development of the industry. However, since late 1999 and given the greater economic and political stability in Indonesia, there have been positive indications of foreign interest in the industry and of the possibility of a new cyber city concept. Substantial opportunities exist for the further development and growth of the industry as the Indonesian economy recovers and income levels rise.

COMPETITION

         There are currently about 71 licensed ISPs in Indonesia, of which about 30 are operating. At the end of 1995, there were only 4 ISPs and about 7,100 subscribers. Since then, the number of ISPs and subscribers has increased rapidly to 32 and 79,301, respectively, as of the end of 1997. It is estimated that there were about 320,000 subscribers as of the end of 1999.

         According to the Association Penyedia Jasa Internet Indonesia (APJII), the association of ISPs in Indonesia, the major ISPs currently in Indonesia are IndosatNet, CBN, Radnet, Centrin, and Indonet. These companies account for half of the Indonesian Internet subscribers as detailed in the following table:

---------------------------- -------------------------
            ISP                    MARKET SHARE
---------------------------- -------------------------
IndosatNet                             16%
---------------------------- -------------------------
CBN                                    11%
---------------------------- -------------------------
Radnet                                  8%
---------------------------- -------------------------
Centrin                                 8%
---------------------------- -------------------------
Indonet                                 6%
---------------------------- -------------------------

         APJII is targeting 5 million users who will have Internet access by the year 2002 and projects the following growth of the actual Internet subscribers:

------------------- ------------------------------ ------------------------------ -------------------------
       YEAR             PERSONAL SUBSCRIBERS           CORPORATE SUBSCRIBERS               TOTAL
------------------- ------------------------------ ------------------------------ -------------------------

       1999                    242,224                        78,139                      320,362
------------------- ------------------------------ ------------------------------ -------------------------
       2000                    307,717                        85,952                      393,670
------------------- ------------------------------ ------------------------------ -------------------------
       2001                    409,042                        103,143                     512,185
------------------- ------------------------------ ------------------------------ -------------------------
       2002                    472,838                        123,770                     596,608
------------------- ------------------------------ ------------------------------ -------------------------
       2003                    591,046                        148,525                     739,571
------------------- ------------------------------ ------------------------------ -------------------------

         There are presently no restrictions in terms of the number of ISP licenses that the Government will issue. However, given the large number of ISP license awarded and the relatively small number of operation ISPs, the issue of new ISP licenses may effectively be suspended. A new entrant may find it more expedient to purchase an existing ISP license, especially from a company, which is presently not operating.

         Since it first began to enlist subscribers in January 28, 2000, JDI has enlisted 3,838 subscribers as of March 31, 2000. It should be noted that JDI is not presently charging these subscribers for their Internet access but will begin to do so in May 2000. JDI cannot guarantee that all these subscribers will continue to use JDI's services once this occurs, but it is believe that the majority of subscribers will continue to use JDI services as JDI is more cost effective than its competitors.

OPERATIONS AND TECHNOLOGIES

         As an Internet Service Provider, JDI/MLAB uses of a wide range of hardware necessary to provide different types of Internet access to its clients. This hardware includes equipment to interface with the telephone system to support dial-up connections, equipment to interface with satellite uplinks that comprise the connection to the Internet backbone outside of Indonesia, and servers to provide subscriber authentication. As the support for satellite-based Internet access is added, equipment to broadcast the satellite-based Internet traffic will also be required.

         As a Content Provider, JDI uses a set of servers to support the different services offered to its subscribers. These servers are a combination of Microsoft Windows NT and Unix operating systems running on INTEL-based platforms that utilize third party software that includes Microsoft Windows NT Enterprise Edition, Microsoft SQL Server, Microsoft Internet Information Server, and Microsoft Site Server.

         In addition to acquiring and maintaining the equipment summarized above, a Technical Development Plan is being developed that addresses the following issues:

     1. SCALABILITY. Scalability is the ability to support a growing number of subscribers within a growing number of regions. This is addressed primarily though an increase of equipment, both at the current facilities as well as at new facilities, but also requires the use of technologies such as load balancing software to coordinate the "division of labor" between components that perform the same function.

     2. REDUNDANCY. Redundancy is the ability to continue to operate when hardware failures occur. This is addressed by maintaining redundant components and at each site and by using multiple sites within each region. For equipment that redundancy may be cost prohibitive, such as the satellite broadcast uplink, redundancy is addressed through the use of a fail over system (e.g., if the satellite broadcast uplink is down, routing the traffic through the dial-up line used for the subscribing uplink provides for the availability, although degraded, of Internet access).

     3. SECURITY. Security is the ability to protect servers and data from unwarranted access. This includes external attacks from the Internet as well as attacks from subscribers who dial into the network. Security is accomplished through a variety of technologies, including firewalls, IP restrictions, encryption, virtual private networking, and password authentication.

     4. INTEGRATION. Integration is the ability for the different components to interact seamlessly to implement all the services the JDI provides its subscribers. This is accomplished through careful planning and understanding of the equipment being used.

INTELLECTUAL PROPERTY

         JDI regards the protection of its copyrights, service marks, trademarks, trade dress and trade secrets as critical to its future success and relies on a combination of copyright, trademark, service mark and trade secret laws and contractual restrictions to establish and protect its proprietary rights in products and services. JDI will be initiating a policy that requires confidentiality and invention assignment agreements with its employees and contractors, and nondisclosure agreements with its suppliers and strategic partners in order to limit access to and disclosure of its proprietary information. There can be no assurance that these contractual arrangements or the other steps taken by JDI to protects its intellectual property will prove sufficient to prevent misappropriation of JDI technology or to deter independent third party development of similar technologies. JDI pursues the registration of its trademarks and service marks in Indonesia and intends to do it internationally. Effective trademark, service mark, copyright and trade secret protection may not be available in every country in which JDI services are made available.

         The Company relies on certain hardware and/or software technologies that it licenses from third parties in order to provide services to its subscribers. There can be no assurance that these third party technologies will continue to be available to JDI on commercially reasonable terms. The loss of such technology could require JDI to obtain substitute technology of lower quality or performance standards or a greater cost, which could materially adversely affect JDI's business, results of operations and financial condition.

         To date, the company has not been notified that its technologies infringe the proprietary rights of third parties, but there can be no assurance that third parties will not claim infringement by JDI with respect to past, current, or future technologies. JDI expects that participants in its markets will be increasingly subject to infringement claims as the number of services and competitors in the company's industry segment grows. Any such claim, whether meritorious or not, could be time consuming, result in costly litigation, cause service upgrade delays or require JDI to enter into royalty or licensing agreements. Such royalty or licensing agreements might not be available on terms acceptable JDI or at all. As a result, any such claim could have a material adverse effect upon the Company's business, results of operations and financial conditions.

INDONESIAN GOVERNMENT REGULATION

         The Indonesian government has, over the past several years, issued rules and decrees which attempt to foster economic growth and assist the country in recovering from its economic crisis in 1997. The financial outlook of the Company could be adversely effected by a change in the Indonesian government's policy to encourage the growth of Internet services and telecommunications.

         Under prevailing Indonesian investment laws, the acquisition of shares in JDI by Acquisition Corp. will require prior approval of the Indonesian Investment Board ("BPM"). Such approval will provide the basis for JDI to be converted to 'foreign capital investment' (PMA) status, with Acquisition Corp. owning 90% of the shares in JDI. Foreign investors cannot acquire or hold shares in (unlisted) Indonesian companies unless the relevant company is converted to PMA status with BPM's approval. In the case of Indonesian companies operating in the telecommunications sector (such as JDI), there is a regulatory requirement that the level of Indonesian shareholding may not be less than 5%. The terms of the proposed Acquisition therefore satisfies this requirement.

         Such approved conversion to PMA status brings with it certain protections for foreign investors under Indonesia's Foreign Investment Law No. 1 of 1967, including a statutory guaranteed right to repatriate profits (dividends and fees, if any) from Indonesia and a statutory guarantee that the relevant company could not be nationalized except with payment of just compensation to the investors. No Indonesian company has been nationalized by the Government since the early 1960s.

         In addition to the above approval of BPM, the conversion of JDI to PMA status, with Acquisition Corp. as a foreign shareholder, must be implemented by amending JDI's Articles of Association, which amendment will require the approval of the Indonesian Minister of Law and Legislation.

         Under Indonesian tax laws, payments of dividends by Indonesian companies to foreign shareholders is subject to Indonesian withholding at the rate of 20%, subject to reduction in accordance with applicable double taxation treaties. Under the US - Indonesian Double Taxation Treaty, the Indonesian withholding tax can be reduced to 10% for dividends paid on substantial shareholdings.

INDONESIAN TELECOMMUNICATIONS INDUSTRY

         The Telecommunications Law and the regulations and decrees establish the legal framework for regulation of the telecommunications industry, but much of the supervision and regulation of JDI is implemented through the general administrative powers of the Ministry of Communications, or ("MOC"), which regulates the telecommunications industry in Indonesia. The MOC has authority to issue decrees implementing laws, which are typically broad in scope, thereby giving the MOC considerable latitude. Pursuant to telecommunications law No 3/1989 and the regulations promulgated thereunder, the operation of the telecommunications industry in Indonesia is to be conducted by the Government through delegation to the State owned enterprises, PT. Telekomunikasi Indonesia Tbk. ("Telkom") and Indosat. Telkom and Indosat were appointed as the sole providers for domestic and international telecommunications services, respectively. Subsequent to 1994, however, the government gave licenses to private companies that conduct joint ventures and other forms of cooperation with either Telkom or Indosat, including PT. Satelit Indonesia ("Satelindo") as the second fixed international telecommunications service operator. In addition to the basic service providers, Telkom, Indosat and Satelindo, many private companies (such as JDI) have been established to conduct various kinds of "non-basic" telecommunciations services.

         Within the MOC, the Directorate General of Post and Telecommunications ("DGPT") supervises frequency management, standardization and tariff setting. The MOC, therefore, controls many factors affecting JDI's or MLAB's competitive position, operations and financial condition. Major policy and management decisions by JDI which affect national telecommunications development may require consultation with, or the approval of the MOC.

         In line with the continuing reform process in the telecommunications sector throughout the world and triggered by the drastic changes experienced in the global economy and by the progress of telecommunications and information technology, on July 20, 1999, the Government passed the "Blue Print of the Indonesia Government Policy on Telecommunications." This reform encompasses the legal framework and the industry structure and liberalization of the business environment in telecommunications. This Blue Print provides guidelines and directions for Indonesian telecommunications development until the year 2011.

TELECOMMUNICATIONS LAW

         On September 8, 1999, the Government enacted a new telecommunications law No 36/1999 to replace the existing telecommunications law No 3/1989. In line with the Government's policy of removing previous monopolistic practices in Indonesia, the new law introduced liberalization of the telecommunications industry, permitting new entrants in the sector, which it is believed will ultimately benefit the public and telecommunications service users.

         The principal motivation behind introducing the new telecommunications law No. 36/1999 was to abolish the exclusive rights of Telkom, Indosat and Satelindo to provide "basic telecommuncations services" in Indonesia. Under the new law No. 36/1999, the existing exclusive operating rights above will not automatically terminate but will be terminated or shortened in duration based on the further decision of the MOC. The new law No. 36/1999 will also have the effect of removing the distinction between "basic" and "non-basic" telecommunications services. As JDI's existing license was granted for non-basic services, it is likely that the license will have to be adjusted by the MOC in accordance with new procedures to be determined to reflect the new regulatory framework.

         The new telecommunications law will become effective on September 8, 2000. This new law only outlines substantial and principal topics, therefore its implementation will be conducted through the introduction of regulations. A regulatory framework to implement the law currently is being prepared.

TARIFFS AND OTHER GOVERNMENT FEES

         TARIFFS POLICY. Tariffs are one of the dominant factors in determining revenue and investment. The MOC also determines composition of and formulas for setting tariffs for other services, including low and high-speed leased lines, telex, telegram and packet switched data networks. Of these tariffs, the most significant to JDI is the tariff for low and high-speed leased lines, which varies according to the type of subscriber, the type and speed of the line, and the distance covered by the line. These tariffs are paid by the subscribers of the leased lines provided by MLAB. This tariff is significantly lower as a result of the tariffs for leased lines introduced in January of 1997, which decreased tariffs by an average of 52%. Leased line tariffs for other telecommunications operators and government bodies were further reduced, by up to 30%, effective January 1, 1998.

         GOVERNMENTAL FEES. JDI is required to pay to the Indonesian
Government an amount equal to 1% of its collected operating revenues net of access charge payments to the State Treasury. The 1% fee is payable by all telecommunications providers in Indonesia, whether private or government-owned. Although the MOC has indicated that it will not increase in the 1% concession fee, there can be no assurance that the MOC will not impose additional fees or modify existing fees, including the universal service obligation, in respect of telecommunications providers or profitable state-owned companies as a means of funding Indonesian Government activities. The 1% government fee applies to MLAB's revenues.

EMPLOYEES

         As of the date of this filing, JDI had 69 full-time employees: five senior managers, four in sales/marketing, seven in customer service, one in human resources, seven in general administrative, five in finance and accounting, fifteen in product development, one in product administration, twelve in network and technical support and twelve that work for Quick Financial Channel Production. JDI believes that relations with its employees are good. JDI offers health, disability, life and dependent care benefits. None of the employees of JDI are represented by a collective bargaining unit.

PROPERTIES

         JDI entered into a lease on May 1, 1999, amended on February 1, 2000, for a five-year period to be reviewed on an annual basis. JDI is renting 517.29 square meters for Rp35.000 + VAT as the base rent rate per square meter per month. There is a service charge of Rp.10.000 + VAT per square meter per month.

                             MEETING OF STOCKHOLDERS

DATE, TIME AND PLACE; PURPOSE OF MEETING

         The Annual Meeting will be held at the La Costa Resort & Spa, 2100 Costa Del Mar Road, La Costa, California 92008 on Monday, May 22, 2000, at 10:00 a.m., Pacific time. At the meeting, stockholders will be asked to vote upon:

         -        A proposal to approve and adopt the Agreement;

         - A proposal to amend the Company's Certificate of Incorporation;

         -        A proposal to elect eight (8) directors;

         -        A proposal to approve and adopt the 1999 Incentive Equity
                  Plan;

         - A proposal to approve and adopt the 1999 Stock Option Plan for Non-Employee Directors;

         - A proposal to ratify the appointment of Israeloff, Trattner & Co., P.C. as the Company's independent auditors for the fiscal year ending August 31, 1999; and

         -        Other matters properly brought before the Annual Meeting.

         THE BOARD HAS APPROVED THE AGREEMENT AND HAS DETERMINED THAT THE TERMS OF THE ACQUISITION AND THE AGREEMENT ARE FAIR TO AND IN THE BEST INTERESTS OF ACUBID AND ITS STOCKHOLDERS. THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL AND ADOPTION OF THE AGREEMENT, "FOR" THE ELECTION OF THE NOMINEES NAMED HEREIN AND "FOR" THE APPROVAL OF THE OTHER PROPOSALS TO BE PRESENTED AT THE ANNUAL MEETING.

WHO CAN VOTE ON MATTERS ADDRESSED IN THIS DOCUMENT

         The AcuBid board has fixed April 21, 2000 as the record date (the "Record Date") for determining which stockholders are entitled to notice of and to vote at the Annual Meeting. Only holders of record of Common Stock at the close of business on the Record Date will be entitled to notice and to vote. As of the Record Date, there were 8,790,408 shares of Common Stock outstanding and entitled to be voted.

PROXIES; VOTING AND REVOCATION OF PROXIES

         Each record holder of AcuBid common stock on the record date is entitled to cast one vote for each share of stock owned. The presence, either in person or by properly executed proxy, of the holders of a majority of the outstanding shares of AcuBid common stock entitled to vote at the meeting is necessary to constitute a quorum. To determine if a quorum exists AcuBid will count shares of common stock present in person at the meeting but not voted, and shares of stock for which it has received proxies but with respect to which holders have abstained on any matter, as present at the meeting. As to the election of directors set forth in Proposal III, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD" authority to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

         Because the approval and adoption of the Acquisition and the amendments to the Company's Certificate of Incorporation require the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote thereon, each non-voting share and abstention will have the effect of a vote against these proposals. In addition, brokers who hold shares in street name for customers who own or may be considered to be owners of such shares are prohibited from giving a proxy to vote shares held for such customers without specific instructions from such customers. Given that the approval and adoption of the Agreement and the amendments to the Company's Certificate of Incorporation require a majority vote, the failure to provide specific instructions to a broker with respect to shares (a "broker non-vote") will be counted against such proposals.

         The affirmative vote of the holders of a majority of the shares of AcuBid Common Stock present at the Annual Meeting in person or by proxy and entitled to vote thereon is required to approve the adoption of the 1999 Incentive Equity Plan and the adoption of the 1999 Stock Option Plan for Non-Employee Directors. With respect to an abstention on these matters, the shares will be considered present and entitled to vote at the Annual Meeting and they will have the same effect as votes against the matter. With respect to broker non-votes, the shares will not be considered entitled to vote at the Annual Meeting for such matters and the broker non-votes will have the practical effect of reducing the number of affirmative votes required to achieve a majority vote for these matters by reducing the total number of shares from which the majority is calculated. As to the ratification of Israeloff, Trattner & Co., P.C. as the Company's independent auditors for the fiscal year ending August 31, 2000, and all other matters that may properly come before the Annual Meeting, all such matters shall be determined by a majority of the votes cast without regard to either broker non-votes or proxies marked "ABSTAIN" as to that matter.

         Shares of AcuBid Common Stock represented at the meeting by properly executed proxies received prior to or at the meeting, and which are not revoked, will be voted as instructed on the proxies. If no instructions are given, such proxies will be voted:

         - "FOR" approval and adoption of the Agreement;

         - "FOR" approval and adoption of amendments to the Company's Certificate of Incorporation;

         - "FOR" election of nominees proposed by the Board of Directors;

         - "FOR" approval and adoption of the 1999 Incentive Equity Plan;

         - "FOR" approval and adoption of the 1999 Stock Option Plan for Non-Employee Directors;

         - "FOR" ratification of the appointment of Israeloff, Trattner & Co., P.C. as the Company's independent auditors for the fiscal year ending August 31, 2000; and

         - In the discretion of the proxy holders on any other matter voted on. This includes a motion to adjourn or postpone the meeting to solicit additional proxies. However, no proxy voted against a proposal will be voted in favor of any adjournment or postponement to solicit additional votes in favor of that proposal.

         If any other matters are voted on at the meeting, the persons named in the proxy will have authority to vote on the matters at their discretion. AcuBid does not know of any other matters to be presented at the meeting.

         AcuBid stockholders who grant their proxy can revoke the proxy before it is voted by:

         - Delivering to the Corporate Secretary of AcuBid, at or before the taking of the vote at the meeting, a written notice of revocation bearing a later date than the date of the proxy;

         - Executing a later-dated proxy relating to the same shares and delivering it to the Corporate Secretary of AcuBid before the taking of the vote at the meeting; or

         - Attending the meeting and voting in person. Attendance at the meeting will not in and of itself constitute revocation of the proxy.

         Any written notice of revocation or subsequently executed proxy should be delivered to AcuBid.com, Inc., 1947 Camino Vida Roble, Suite 102, Carlsbad, California 92008, Attention: Corporate Secretary, or hand delivered to AcuBid's Corporate Secretary at that address on or before the day of the meeting or to the Inspector of Elections of the meeting before the taking of the vote. IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO BE ADMITTED TO THE MEETING. Examples of such documentation include a broker's statement, letter or other document confirming your ownership of shares.

         AcuBid will pay for the solicitation of proxies from the holders of AcuBid stock. Proxies may be solicited by mail, by directors, officers and employees of AcuBid in person or by telephone, telegram or other means of communication. Directors, officers and employees who solicit proxies will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses they incur in the solicitation. Further, AcuBid will make arrangements with brokerage firms and other custodians, nominees and fiduciaries to send proxy materials to their principals and will reimburse those parties for their expenses in doing so.

         HOLDERS OF ACUBID COMMON STOCK ARE REQUESTED TO PROMPTLY COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY TO ACUBID IN THE ENCLOSED POSTAGE-PAID, PRE-ADDRESSED ENVELOPE.

PRINCIPAL STOCKHOLDERS

         As of March 31, 2000, directors and executive officers of AcuBid, and persons closely associated with them, may be deemed to have owned and were entitled to vote 864,850 shares of AcuBid Common Stock. This equals 10.0% of the outstanding Common Stock that may be voted at the AcuBid meeting. This figure does not include shares which may be acquired through stock options under the AcuBid stock incentive plan. These persons informed AcuBid that they intend to vote or direct the vote of their shares FOR approval of the Agreement, FOR the election of the nominees named herein and FOR the approval of the other proposals to be presented at the Annual Meeting. In addition, as of March 31, 2000, JDI, its subsidiaries and the directors and executive officers of JDI owned no shares of AcuBid Common Stock.

BENEFICIAL OWNERSHIP OF ACUBID COMMON STOCK

OWNERS OF MORE THAN 5% OF ACUBID COMMON STOCK

         Other than those persons listed below, AcuBid is not aware of any person who may be considered to be the owner of more than 5% of the outstanding shares of AcuBid common stock as of March 31, 2000. For the purposes of the following table and the table set forth under Management-Information with Respect to the Nominees, Continuing Directors and Certain Executive Officers" a person may be considered to own any shares of AcuBid Common Stock (1) over which he or she has, directly or indirectly, sole or shared voting or investing power, or (2) of which he or she has the right to acquire ownership, including the right to acquire ownership by the exercise of stock options, within 60 days after March 31, 2000.


                                                             AMOUNT AND
                                                             NATURE OF
                                                             BENEFICIAL     PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                         OWNERSHIP(1)   CLASS(2)
------------------------------------                         ---------      ----------

Andora Holdings Ltd.                                           924,450(3)   11.0%
c/o Lennox Patton
Devonshire House Queen Street
Nassau, Bahamas

Canadian Commercial Workers Industry Pension Plan            1,540,750(4)   18.0%
135 Queens Plate Drive, Suite 220
Etobicoke, Ontario
M6W 6V1
Canada

------------------
(1) Each person effectively exercises sole voting or dispositive power as to shares reported herein (except as otherwise noted).

(2) Calculated on the basis of 8,790,408 shares of AcuBid Common Stock issued and outstanding as of March 31, 2000.

(3) Includes 375,000 warrants exercisable for shares of Common Stock on a one-for-one basis at an exercise price of $2.00 per share up to and including February 1, 2001 and at an exercise price of $3.00 per share from February 2, 2001 to July 31, 2004.

(4) Includes 625,000 warrants exercisable for shares of Common Stock on a one-for-one basis at an exercise price of $2.00 per share up to and including February 1, 2001 and at an exercise price of $3.00 per share from February 2, 2001 to July 31, 2004.

PROPOSALS TO BE VOTED AT THE ANNUAL MEETING

                      PROPOSAL I. APPROVAL OF THE AGREEMENT

         The following information relates to matters contained in the Agreement. It describes the material aspects of the Acquisition but is not a complete description of the Agreement. The Agreement is attached as Annex A. Stockholders are urged to read the Agreement carefully.

GENERAL

         Pursuant to the Agreement, AcuBid, through Acquisition Corp., will purchase from Sulisto or his assignee 90% of the issued and outstanding shares of JDI in exchange for 44,000,000 shares of AcuBid Common Stock which will be issued to Sulisto or his assignee. In addition, the Silem K. Zilkha Trust has indicated an interest in purchasing 5,000,000 shares of AcuBid Common Stock at $2.00 per share at or about the time of the Acquisition. Zilkha, however, is under no obligation to purchase these shares. The Acquisition is subject to the satisfaction of certain conditions, including receipt of all necessary regulatory approvals and the approval of the stockholders of AcuBid and Acquisition Corp.

RECOMMENDATION OF THE ACUBID BOARD; ACUBID'S REASONS FOR THE ACQUISITION

         The terms of the Agreement were the result of negotiations between the Boards of Directors and representatives of AcuBid and JDI. We are proposing to acquire the JDI common stock because we believe that such an acquisition will create a stronger and more diversified company that will provide more advantages to our stockholders. We believe that the acquisition will provide us with access to the Asian Internet market and enable us to compete in that area in the Internet and multi-media industries. The acquisition of JDI common stock by AcuBid presents significant opportunities for growth and synergy. The new business combination intends to become a leading Internet Service Provider, content provider and e-commerce company in Asia and in particular, Indonesia. The new business combination will offer:

         -    Dial-Up and/or cable modem and satellite-based Internet services;

         -    Web development, web hosting and server collection services;

         - Business-to-consumer, business-to-business and consumer-to-consumer e-commerce solutions; and

         - International and Indonesian content derived from JDI's affiliates' media sources.

INTERESTS OF ACUBID'S DIRECTORS AND OFFICERS IN THE JDI ACQUISITION THAT ARE DIFFERENT FROM YOUR INTERESTS

         Some members of AcuBid's management and the AcuBid board may have interests in the Acquisition that are in addition to, or different from the interests of stockholders. The AcuBid board was aware of these interests and considered them in approving the Agreement.

         EMPLOYMENT AGREEMENTS. AcuBid has agreed to enter into an employment agreement with Michael Schaffer on or before the Closing Date. Pursuant to the Agreement, Mr. Schaffer agrees to serve for five (5) years as Chief Executive Officer will receive an annual salary of $150,000. Mr. Schaffer will also receive a grant of 500,000 stock options exercisable into Common Stock at a per share exercise price of $2.50. Of the 500,000 stock options granted, Mr. Schaffer will receive 200,000 incentive stock options and 300,000 non-qualified stock options. The 200,000 incentive stock options will vest over a five year period with 40,000 stock options vesting each year beginning on the first anniversary of the date the employment agreement is signed. Vesting in the non-qualified stock options will be over a two year period with 150,000 stock options vesting each year beginning on the first anniversary date of the employment agreement. AcuBid may at any time terminate this employment agreement, but must provide him with a severance package.

         In addition, AcuBid has agreed to enter into similar employment agreements with Waddy Stephenson and Lawrence Schaffer at their current salaries. Pursuant to Mr. Stephenson's employment agreement, Mr. Stephenson will receive a grant of 100,000 incentive stock options exercisable into common stock at a per share exercise price of $2.50. The incentive stock options will vest pursuant to the 1999 Incentive Equity Plan.

MANAGEMENT AND OPERATIONS AFTER THE ACQUISITION

         BOARD OF DIRECTORS. The Board of Directors currently consists of Michael A. Schaffer, Lawrence Schaffer and Waddy Stephenson. Pursuant to the terms of the Agreement and only upon consummation of the Acquisition, AcuBid is required to nominate and elect up to six (6) members to the Board of Directors who are selected by Sulisto. Stockholders will be voting at the Annual Meeting for six (6) individuals selected by Sulisto for nomination to AcuBid's Board of Directors in addition to Michael Schaffer and Waddy Stephenson who are being nominated by the Board for reelection as directors. The six (6) nominees selected by Sulisto will only serve on AcuBid's Board of Directors if the Acquisition is consummated. Until the Acquisition is consummated, the three current directors of AcuBid will remain on and continue to serve on AcuBid's Board.

          MANAGEMENT. Pursuant to the Agreement, AcuBid has agreed to enter into an employment agreement with Michael Schaffer, Lawrence Schaffer and Waddy Stephenson. See - "Interests of AcuBid's Directors and Officers in the Acquisition That are Different from Your Interests." In addition, Mr. Tjahjono Soerjodibroto, currently a nominee for the Board of Directors, will be receiving an employment agreement to serve as Chairman of the Board of the Company following the completion of the Acquisition. It is expected that he will receive an annual compensation of $200,000 and the possibility of special bonuses payable upon the satisfaction of specified criteria. In additon, he will be granted 75,000 stock options exercisable into Common Stock at a per share exercise price of US $2.50 over a five year period and an aggregate of 75,000 shares of Common Stock over a period of five years with 15,000 shares being issued each year at the close of the fiscal year.

CONDITIONS TO THE ACQUISITION

         The obligations of Sulisto or his assignee to close the Acquisition are conditioned on the following being satisfied at or prior to the completion of the Acquisition:

         (1) The representations and warranties made by each of AcuBid and Acquisition Corp. in the Agreement shall be true and correct in all material respects both as of the date of the Agreement and as of the Closing Date. Each of AcuBid and Acquisition Corp. will deliver an officer's certificate dated as of the Closing Date attesting to this fact;

         (2) Each of AcuBid and Acquisition Corp. will have properly performed, complied with, satisfied and observed its covenants, agreements, conditions to closing and obligations contained in the Agreement and will deliver an officer's certificate signed by its President and dated as of the Closing Date attesting to this fact;

         (3) Each of AcuBid and Acquisition Corp. will have obtained stockholder approval and all material consents from third parties required to consummate the transactions contemplated in the Agreement;

         (4) AcuBid will have provided Sulisto with copies of certified resolutions adopted by AcuBid's Board of Directors with respect to the Agreement;

         (5) Acquisition Corp. will have provided Sulisto with copies of certified resolutions adopted by Acquisition Corp.'s Board of Directors and by AcuBid as the sole stockholder of Acquisition Corp. with respect to the Agreement;

         (6) The purchase of and payment for shares of AcuBid Common Stock by Sulisto, or his assignee and issuance and sale of such shares to Sulisto under the Agreement will not be prohibited by any applicable law or governmental regulation, including, without limitation, all federal and applicable state securities laws;

         (7) There is no action, suit, investigation or proceeding pending or threatened by or before any court, arbitrator or administrative or governmental body which seeks to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by the Agreement or questions the validity or legality of any such transactions or seeks to recover damages or to obtain other relief in connection with such transactions;

         (8) AcuBid will have delivered to Sulisto or his assignee and Zilkha, if applicable, certificates in their respective names for the shares of Common Stock to be acquired by Sulisto or his assignee and Zilkha under the Agreement;

         (9) The requisite authorizations, consents, rulings, approvals, licenses, franchises, permits and certificates or exemptions therefrom by or of all governmental authorities and non-governmental administrative or regulatory agencies, domestic or foreign have jurisdiction over them, their respective assets, the Agreement, AcuBid Common Stock or the transactions contemplated herein, including without limitation, the approval of the OTCBB and the consents of all third parties pursuant to existing agreements or instruments by which the companies are bound will have been obtained by each of AcuBid and Acquisition Corp. Each of AcuBid and Acquisition Corp. will furnish Sulisto with an officer's certificate dated as of the Closing Date attesting to this fact;

         (10) Neither AcuBid nor Acquisition Corp. will have suffered any material adverse change since the date of the Agreement in its business, affairs, prospects, financial condition, working capital, assets, liabilities (absolute, accrued, contingent or otherwise), reserves or operations. Each of AcuBid and Acquisition Corp. will furnish Sulisto with a certificate signed by its President dated as of the Closing Date attesting to this fact;

         (11) Counsel for each of AcuBid and Acquisition Corp. will have delivered to Sulisto or his assignee and Zilkha, if applicable, an opinion dated as of the Closing Date, in form and substance reasonably satisfactory to Sulisto or his assignee's counsel;

         (12) No action or proceeding will have been instituted or threatened before any court or governmental agency to restrain or prohibit, or to obtain substantial damages in respect of, the Agreement, or the consummation of the transactions contemplated herein;

         (13) The Bylaws (or any other charter documents specifying the number of directors) of each of AcuBid and Acquisition Corp. will have been amended to provide for eight (8) directors; and

         (14) All directors of each of AcuBid and Acquisition Corp. will have submitted their resignations effective as of the Closing Date, except for two (2) of the current directors of each such company, and the Board of each such company duly will have appointed six (6) nominees of Sulisto to fill the vacancies created by such resignations (or additional unfilled directorships, as the case may be).

         The obligations of AcuBid and Acquisition Corp. to complete the Acquisition are also conditioned on the following:

         (1) The representations and warranties made by each of JDI and Sulisto or his assignee in the Agreement shall be true and correct in all material respects at and as of the Closing Date as though such representations and warranties were made at and as of such time, except for any changes permitted by the terms in the Agreement or consented to by AcuBid and except for any matters the aggregate cumulative effect of which on the financial condition, results of operations, prospects or assets of JDI and its subsidiaries taken as a whole, is not materially adverse;

         (2) JDI and Sulisto or his assignee will have performed and complied in all material respects with all obligations and agreements required by the Agreement to be performed and complied with by JDI and Sulisto or his assignee prior to the Closing Date;

         (3) JDI will deliver to AcuBid and Acquisition Corp. a certificate of its President Director, dated as of the Closing Date, certifying to the fulfillment of both of the forgoing conditions;

         (4) Each of AcuBid and Acquisition Corp. will have obtained approval of its respective stockholders and will have obtained all material consents from third parties required to consummate the transactions contemplated in the Agreement;

         (5) Counsel for each of JDI and Sulisto or his assignee (who may rely in part on opinions of other counsel satisfactory to AcuBid's counsel) will have delivered to each of AcuBid and Acquisition Corp. an opinion dated as of the Closing Date, in form and substance reasonably satisfactory to AcuBid's counsel;

         (6) No action or proceeding will have been instituted or threatened before any court or governmental agency to restrain or prohibit, or to obtain substantial damages in respect of, the Agreement, or the consummation of the transactions contemplated herein;

         (7) The purchase of and payment for the shares of AcuBid Common Stock to be purchased by Sulisto, and issuance and sale of such shares to Sulisto under the Agreement will not be prohibited by any applicable law or governmental regulation, including, without limitation, all federal and applicable state securities laws;

         (8) There is no action, suit, investigation or proceeding pending or threatened by or before any court, arbitrator or administrative or governmental body which seeks to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by the Agreement or questions the validity or legality of any such transactions or seeks to recover damages or to obtain other relief in connection with such transactions;

         (9) Sulisto or his assignee will have delivered to Acquisition Corp. certificates evidencing the JDI Stock to be transferred under the Agreement, registered in the name of Acquisition Corp.;

         (10) The requisite authorizations, consents, rulings, approvals, licenses, franchises, permits and certificates or exemptions by or of all governmental authorities and non-governmental administrative or regulatory agencies, domestic or foreign, having jurisdiction over them will have been obtained by each of Sulisto or his assignee and JDI. Each of Sulisto or his assignee and JDI will furnish each of AcuBid and Acquisition Corp. with a certificate signed by the President and dated as of the Closing Date attesting to this fact;

     (11) JDI will not have suffered any material adverse change since the date of the Agreement in its business, affairs, prospects, financial condition, working capital, assets, liabilities (absolute, accrued, contingent or otherwise), reserves or operations. JDI will deliver to AcuBid and Acquisition Corp. with a certificate signed by its President and dated as of the Closing Date attesting to this fact; and

     (12) AcuBid will have entered into an employment agreement with Michael Schaffer on the following principal terms: Michael Schaffer will agree to serve as Chief Executive Officer for a period of five (5) years. Michael Schaffer will receive $150,000 in annual compensation along with an agreed upon qualified option package. The Board of Directors of AcuBid may at any time terminate Michael Schaffer by providing him with a severance of 1 1/2 years of compensation at any time during the first year; 1 year of compensation during the next 3 years; and1/2year of compensation for the last year. Similar packages will be provided to Waddy Stephenson and Lawrence Schaffer at their present salary levels at AcuBid. Notwithstanding anything contrary in the Agreement, such employment agreements (including, without limitation, the agreed upon qualified option packages) will be subject to Sulisto's reasonable approval, provided, however, that the forgoing term "agreed upon qualified option package" will mean as agreed to by Sulisto and such employees.

     We cannot guarantee when, or whether, the regulatory consents and approvals necessary to complete the Acquisition will be obtained or whether all of the other conditions to the Acquisition will be satisfied or waived by the party permitted to do so. See "--Regulatory Approvals Needed to Complete the Acquisition" below. If the Acquisition is not completed on or before August 31, 2000, the Agreement may be terminated by a vote of a majority of the Board of Directors of either AcuBid or JDI. However, failure to complete the Acquisition by this time cannot be due to the breach of any representation, warranty or covenant by the party seeking to terminate.

REGULATORY APPROVALS NEEDED TO COMPLETE THE ACQUISITION

     Completion of the Acquisition is subject to the receipt of certain necessary government approvals and consents. JDI must obtain the approval of the Badan Penanaman Modal (BPM), the Indonesian capital investment authority on the conversion of JDI to a PMA company subject to the Foreign Investment Law, as amended. The sale and transfer of JDI shares is also subject to the approval of the Ministry of Laws and Legislation of the amended Articles of Association of JDI reflecting the position of AcuBid as a stockholder of JDI. JDI may be required to increase its issued capital up to the value of its authorized capital to obtain these approvals. Further, JDI may have to obtain the approval of the Minister of Communications on the changes in shareholder structure of PT Medialintas Antar Buana resulting from AcuBid's new shareholding in JDI.

     The Acquisition cannot proceed in the absence of the requisite regulatory approvals. There can be no assurance that such regulatory approvals will be obtained, and if obtained, there can be no assurance as to the date of any such approval. There can also be no assurance that any such approvals will not contain a condition or requirement that causes such approvals to fail to satisfy the condition set forth in the Agreement.

     AcuBid is not aware of any other regulatory approvals that would be required for completion of the Acquisition, except as described above. Should any other approvals be required, it is presently contemplated that such approvals would be sought. There can be no assurance that any other approvals, if required, will be obtained.

     The approval of any application merely implies the satisfaction of regulatory criteria for approval, which does not include review of the Acquisition from the standpoint of the adequacy of the consideration to be received by JDI stockholders. Furthermore, regulatory approvals do not constitute an endorsement or recommendation of the Acquisition.

CONDUCT OF BUSINESS PENDING THE ACQUISITION

     Except as expressly provided in the Agreement or as consented to by AcuBid, JDI has agreed that until the completion of the Acquisition it will carry on its business in the ordinary course consistent with past practice and will not engage in any activities or transactions which are outside the ordinary course of its business which in the aggregate will be material to it. JDI has agreed to:

o Provide AcuBid and Acquisition Corp.'s officers and authorized representatives with full access to its plants, properties, books and records;

o Furnish and cause its auditors to furnish JDI with additional financial and operating data and other information as reasonably requested by JDI from time to time; and

o Hold in strict confidence all information obtained from JDI and return all such confidential information to JDI if the sale is not consummated.

     Further, the Agreement also restricts the conduct of JDI's business prior to the completion of the Acquisition. In particular, the Agreement provides that, except as otherwise provided in the Agreement or with the prior written consent of AcuBid, which shall not be unreasonably withheld, JDI may not:

o Declare or pay any dividends on any shares of its capital stock; make any other distribution with respect to any of its capital stock; redeem, purchase or otherwise acquire any of its own capital stock; or make any other distribution of its assets to its stockholders; or

o Subject to certain exceptions, issue or sell, or issue options or warrants to purchase any capital stock or securities convertible into or rights to subscribe to, or enter into any agreements or contracts with respect to any of its capital stock, or make any other changes in its authorized, issued or outstanding capital stock.

     Except as expressly provided in the Agreement or as consented to by JDI, AcuBid has agreed that until the completion of the Acquisition it will carry on its business in the ordinary course consistent with past practice and consistent with prudent banking practices. AcuBid has agreed to use its best efforts to:

o    Preserve intact its business organization and that of its subsidiary; and

o Preserve for itself and JDI the goodwill of its and its subsidiary's customers and other with whom business relationships exist.

     In addition, the Agreement also restricts the conduct of AcuBid's business prior to the completion of the Acquisition. In particular, the Agreement provides that, except as otherwise provided in the Agreement or with the prior written consent of JDI, AcuBid may not:

o Declare, pay or make any extraordinary or special dividends or distributions in respect of its capital stock, except that AcuBid may increase its quarterly dividend on its common stock;

o Take any action that is intended or may reasonably be expected to result in any of its representations and warranties set forth in the Agreement being or becoming untrue in any material respect;

o Take any action that is intended or may reasonably be expected to result in any of the conditions to the Acquisition not being satisfied, or in a violation of any provision of the Agreement, except as required by applicable law;

o Change its methods of accounting in effect at June 30, 1999, subject to certain exceptions;

o Take or cause to be taken any action which would disqualify the Acquisition as a tax free reorganization under Section 368 of the Internal Revenue Code;

o Take any action which would cause the termination or cancellation by the FDIC of AcuBid's deposit insurance; or

o    Agree to do any of the foregoing.

REPRESENTATIONS AND WARRANTIES MADE BY PARTIES TO THE AGREEMENT

     AcuBid, Acquisition Corp., Sulisto and JDI have made certain customary representations and warranties relating to their businesses. For detailed information on these representations and warranties, please refer to the Agreement attached as Annex A. The representations and warranties must be true in all material respects through the completion of the Acquisition unless the change does not have a material negative impact on the party's business, financial condition or results of operations. See "--Conditions to the Acquisition."

REGISTRATION RIGHTS

     The Agreement grants Sulisto and Zilkha and any person to whom Sulisto or Zilkha has transferred any shares of AcuBid Common Stock received by Sulisto or Zilkha pursuant to the Agreement other than shares transferred pursuant to an effective registration statement, as permitted by Rule 144 under the Act, or shares that are unrestricted with registration rights that include one demand registration and an unlimited number of incidental or "piggyback" registrations. In all "piggyback" registrations contemplated by the Agreement, AcuBid will pay all costs and expenses with the exception of underwriting commissions and discounts, transfer taxes and legal fees for the selling stockholders. With regard to demand registration contemplated by the Agreement, AcuBid will pay all costs and expenses of such registration with the exception of underwriting commissions and discounts, transfer taxes, legal fees, SEC and NASD filing fees, and state securities registration and filing fees attributable solely to inclusion of the selling shareholders' stock in the registration statement.

WAIVING AND AMENDING PROVISIONS IN, OR TERMINATING THE AGREEMENT

     Prior to the completion of the Acquisition, any provision of the Agreement may be waived, amended or modified by the parties. However, after the vote by the stockholders of JDI, no amendment or modification may be made that would reduce the consideration to be received by JDI's stockholders under the terms of the Agreement.

     The Agreement contemplates that Closing will occur no later than August 31, 2000 and the Agreement may be terminated by either party if the Closing does not occur by that date.

ACCOUNTING TREATMENT OF THE ACQUISITION

     We will account for the Acquisition as a "reverse acquisition," pursuant to which JDI will be viewed as the purchaser for accounting purposes. Under that method of accounting, our results of operations will be combined with JDI's from the date of acquisition. The cost of the Acquisition will be determined by multiplying the Company's outstanding common shares prior to the Acquisition by their fair market value. To the extent that that amount exceeds the net book value of the Company's assets, goodwill will be recorded. (See unaudited pro forma combined condensed financial statements elsewhere in this proxy statement).

WHO PAYS FOR WHAT

     All costs and expenses incurred in connection with the Acquisition will be divided fairly amongst all the parties involved in the Acquisition.

WHEN WILL THE ACQUISITION BE COMPLETED

     The Acquisition will become effective at the time set forth in the Agreement subject to the approval of the Indonesian BPM or Investment Board, the approval of the Indonesian BPM and the Ministry of Laws and Legislation of the amended Articles of Association of JDI, and the Ministry of Communications (if necessary and applicable) on the changes in shareholder structure of MLAB resulting from AcuBid's new shareholding in JDI. The articles of combination will be filed on a date to be specified by the parties, which shall be the first day which is the last business day of a month and at least two business days after the satisfaction or waiver of all conditions to the Acquisition, unless another date is agreed to in writing by both JDI and AcuBid. See "--Conditions to the Acquisition." The closing of the transactions contemplated by the Agreement will take place on the date of such filing. It is expected that a period of time will elapse between the meeting and the completion of the Acquisition while the parties seek to obtain the regulatory approvals required to complete the Acquisition. There can be no assurance that such regulatory approvals will be obtained, and if obtained, there can be no assurance as to the date of any such approval. There can likewise be no assurance that the Indonesian BPM or the Department of Justice will not challenge the Acquisition or, if such a challenge is made, the result of the challenge. See "--Regulatory Approvals Needed to Complete the Acquisition." The Agreement may be terminated by either party if, among other reasons, the Acquisition has not been completed on or before August 31, 2000 unless failure to complete the Acquisition by that time is due to the breach of any representation, warranty or covenant by the party seeking to terminate.See "--Waiving and Amending Provisions in, or Terminating, the Agreement."

     UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED "FOR" THE APPROVAL OF THE AGREEMENT.

  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE
               AMENDED AND RESTATED STOCK PURCHASE AGREEMENT.

                 PROPOSAL II. APPROVAL OF THE AMENDMENTS TO THE
                     COMPANY'S CERTIFICATE OF INCORPORATION

              AMENDMENT TO THE ACUBID CERTIFICATE OF INCORPORATION

GENERAL

     In connection with the execution of the Agreement, the AcuBid Board approved the amendment and restatement of the Company's Certificate of Incorporation to (1) increase from 50,000,000 to 100,000,000 the number of authorized shares of AcuBid Common Stock and (2) change the name of the Company to Asia Web Holdings, Inc. (the "Certificate Amendment Proposals").

     The following description of the Certificate Amendment Proposals is qualified in its entirety by reference to the full text thereof, which is attached as Appendix B to this Proxy Statement. Stockholders are urged to read carefully the full text of the Certificate Amendment Proposals.

CERTIFICATE OF AMENDMENT PROPOSALS

     1. PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF ACUBID COMMON STOCK.

     COMMON STOCK. AcuBid is currently authorized to issue 50,000,000 shares of AcuBid Common Stock. As of April 18, 2000, 8,790,408 shares of AcuBid Common Stock were issued and outstanding and 1,750,000 shares were reserved for issuance pursuant to AcuBid's stock option plans. The AcuBid Board has approved a proposed amendment to AcuBid's Certificate of Incorporation which would increase the number of authorized shares of AcuBid Common Stock from 50,000,000 to 100,000,000.

     PURPOSE AND EFFECTS. Approval of the Amendment to the Certificate of Incorporation by the requisite vote of holders of AcuBid Common Stock is a condition to consummation of the Acquisition. There are, at present, no plans, understandings, agreements or arrangements concerning the issuance of additional shares of AcuBid Common Stock, except for the shares to be issued (i) pursuant to the Acquisition and (ii) upon the exercise of AcuBid stock options.

     Uncommitted authorized but unissued shares of AcuBid Common Stock may be issued from time to time to such person and for such consideration as the AcuBid Board may determine, and holders of the then-outstanding shares of AcuBid Common Stock may or may not be given the opportunity to vote thereon, depending upon the nature of any such transactions, applicable law, as the case may be, and the judgment of the AcuBid Board regarding the submission of such issuance to a vote of the AcuBid stockholders. AcuBid stockholders have no preemptive rights to subscribe to newly issued shares.

     As described above, the AcuBid Board believes that the proposed increase in the number of authorized shares of AcuBid Common Stock will provide flexibility needed to meet corporate objectives and is in the best interests of AcuBid and its stockholders.

     2.   PROPOSAL TO CHANGE THE NAME OF THE COMPANY TO ASIA WEB HOLDINGS, INC.

     The Board of Directors of AcuBid has proposed that the Company's Certificate of Incorporation be amended to change the Company's name from AcuBid.com, Inc. to Asia Web Holdings, Inc.

     UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED "FOR" THE APPROVAL OF THE AMENDMENTS TO THE COMPANY'S CERTIFICATE OF INCORPORATION.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE
  APPROVAL OF THE AMENDMENTS TO THE COMPANY'S CERTIFICATE OF INCORPORATION.

                       PROPOSAL III. ELECTION OF DIRECTORS

     The Board of Directors of the Company currently consists of three (3) directors. In accordance with the Agreement, the Board of Directors has amended the Company's Bylaws to increase the maximum number of Board members from seven (7) to eight (8). Directors serve until the annual meeting next succeeding their election or until their successors are elected and qualified.

     The eight (8) nominees proposed for election at this Annual Meeting are Waddy E. Stephenson, Michael A. Schaffer, Gordon C. Holterman, Terry Giles, Raj Singam, Tjahjono Soerjodibroto, Bosko Djordjevic and William H. Millard. Six (6) of the nominees listed above are being proposed for election pursuant to the Agreement. The six (6) nominees selected by Sulisto for nomination to AcuBid's Board of Directors will only serve on the Board of Directors if the Acquisition is consummated.

     In the event that any such nominee is unable to serve or declines to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve.

     UNLESS AUTHORITY TO VOTE FOR THE NOMINEE IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE
          ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

                                   MANAGEMENT

INFORMATION WITH RESPECT TO THE NOMINEES, CONTINUING DIRECTORS AND CERTAIN EXECUTIVE OFFICERS

     The following table sets forth the names of the nominees, continuing directors and Named Executive Officers (as defined herein) as well as their ages, the year in which each director became a director of the Company and the year in which their terms (or in the case of the nominees, their proposed terms) as director of the Company expire. The table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each director, nominee and Named Executive Officer and all directors and executive officers as a group as of March 31, 2000.

                                                                              SHARES OF
                                                             EXPIRATION OF  COMMON STOCK
                                                 DIRECTOR       TERM AS     BENEFICIALLY   PERCENT OF
               NAME AND TITLE               AGE    SINCE        DIRECTOR      OWNED (1)     CLASS (2)
               --------------               ---    -----        --------      ---------     ---------

Michael A. Schaffer                          57    1994           2001         370,500(4)      4.2%
Chairman of the Board and
Chief Executive Officer

Waddy Stephenson                             39    1999           2001         140,000(3)(4)   1.6%
Director and Vice President of Technical
Development

Lawrence Schaffer                            31    1994           2000         354,350(4)      4.0%
Director and President

Gordon C. Holterman                          34     --            2001          22,000           *
Nominee

Terry Giles                                  51     --            2001            --            --
Nominee

Raj Singam                                   54     --            2001            --            --
Nominee

Tjahjono Soerjodibroto                       47     --            2001            --            --
Nominee

Bosko Djordjevic                             46     --            2001            --            --
Nominee

William H. Millard                           68     --            2001            --            --
Nominee

Stock ownership of all Directors and
Executive Officers as a Group (3 persons)           --             --          864,850         9.8%

----------------------
*    Denotes less than 1%.

(1) Each person effectively exercises sole (or shares with spouse or other immediate family member) voting or dispositive power as to shares reported herein (except as noted).

(2) Based on 8,790,408 shares of AcuBid common stock issued and outstanding as of March 31, 2000.

(3) Includes immediately exercisable options for 100,000 shares of common stock.

(4) The address for such person is the same as the Company's address.

BIOGRAPHIES OF DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

     MICHAEL A. SCHAFFER. 57, Chairman of the Board and Chief Executive Officer. Mr. Schaffer joined the Company in April 1994 (when it was known as International AcuVision Systems, Inc.) as its Chief Executive Officer and a Director. Since 1975, Mr. Schaffer has been a private investor. In addition, since 1970, Mr. Schaffer has had a high degree of involvement with collectibles, such as rare stamps, American art and sports memorabilia. Mr. Schaffer received a Bachelor of Arts degree from Hunter College and a Juris Doctorate from Brooklyn Law School. Mr. Schaffer was admitted to the practice of law in the State of New York in 1967 and practiced law through 1974.

     LAWRENCE C. SCHAFFER. 31, Director and President. Mr. Schaffer has served as President and a Director of the Company since June, 1994 (when it was known as International AcuVision Systems, Inc.). Since July, 1999, Mr. Schaffer has devoted 100% of his time and effort to AcuBid's business. From March, 1998 to July, 1999, Mr. Schaffer devoted part of his time to his position as an officer of WebGalaxy, Inc., a publicly traded Internet service provider. In addition, Mr. Schaffer has five years of experience in administration and marketing for several small-cap public companies. Mr. Schaffer received a Bachelor of Arts degree from the University of Arizona in 1991.

     WADDY STEPHENSON. 39, Director and Vice President of Technical Development. Mr. Stephenson joined the Company as a Director in March, 1999. Since May, 1999, Mr. Stephenson has been AcuBid's Vice President of Technical Development, overseeing all of the technical acquisitions and development of the Company. Mr. Stephenson is also the President of Software Initiatives, a software consulting firm which has provided consulting services to AcuBid and other companies. Mr. Stephenson has fifteen years of experience working on client/server based applications. Since 1986, Mr. Stephenson has worked on Internet based applications for both commercial entities and Government agencies, including DirecTV, Ocean Systems Engineering, Stellcom Technologies, IfusionCom, and the United States Marine Corps and Navy. Mr. Stephenson received a Bachelors Degree in Computer Science and Mathematics from the University of North Florida in 1985.

     GORDON C. HOLTERMAN. 34, Nominee. Since August, 1998, Mr. Holterman has been the President of San Francisco Sentry Relative Value Advisors, part of the San Francisco Sentry Investment Group. Mr. Holterman splits his time between San Francisco and Singapore focussing on Investment opportunities in Southeast Asia. From June, 1996 to July, 1998, Mr. Holterman was the Chief Operating Officer for Farallon Fixed Income Associates in Cambridge, MA. Mr. Holterman was a Director of Swiss Bank Corporation from 1992 to 1996, where he co-managed the West Coast Capital Markets effort. Mr. Holterman received his J.D. from Stanford Law School and received a B.S. in electrical engineering and computer science from the Massachusetts Institute of Technology.

     TERRY M. GILES. 51, Nominee. A highly successful attorney since 1975,
Mr. Giles founded and built his law firm in California, handling civil and criminal cases in 22 states and 3 countries. Mr. Giles is the owner of Tekniko Licensing Corporation, which licenses intellectual properties owned by Tekniko to businesses throughout the world. Mr. Giles resides on several boards, including Merchant House Inc., Pacific Biometrics Inc., Pepperdine University Board of Regents, and the Horatio Alger Association of Distinguished Americans, where he is the Vice President of this most prestigious board. Mr. Giles was also a recipient of the Horatio Alger Award in 1994. He co-founded The Giles Foundation, a non-profit charitable foundation, in 1987. After getting his BA degree in 1970 from California State University at

Fullerton, Mr. Giles attended Pepperdine University School of Law where he received his Juris Doctorate in 1974.

     R. RAJ SINGAM. 54, Nominee. Mr. Singam is the Senior Partner of Drew and Napier of Singapore where he has practiced since 1971. His practice includes Trial and Appellate Litigation in the areas of Company Banking Industry and Partnership Law, arbitration, building contracts, property rights injunctions, and administrative law. Mr. Singam is currently a Director of United Pulp and Paper Company. He serves as a Director on ABR Ltd's board and on its Audit Committee. He is Barrister-at-Law at the Middle Temple in London and was appointed Honorary Legal Advisor to the British High Commission and Panel Member of the U.S. Embassy. Mr. Singam is a member of several other prominent boards and association including the International Bar
Association and Singapore Institute of Directors, to name a few.

     TJAHJONO SOERJODIBROTO. 47, Nominee. In 1999, Mr. Soerjodibroto was named the President Commissioner of PT Tunas Sepadan Investama, a holding company based in Jakarta, Indonesia specializing in corporate restructuring and asset disposal. In addition, since 1996, Mr. Soerjodibroto has been the President Commissioner of PT Yasawirya Tama Cipta, a multi-media production company, also in Jakarta. As President and CEO of PT Indosat from 1991 - 1999, Mr. Soerjodibroto brought this telecommunications company success with its IPO listing on the New York Stock Exchange in 1994. Since 1995, Mr. Soerjodibroto has been a member of the board of Yayasan Pendidikan dan Pembinaan Manajemen, an educational institution specializing in management education and consulting. Since 1999, Mr. Soerjodibroto has been a member of the board of Yayasan Pendidikan Kristen Satyawacana, a university located in Salatiga, Indonesia. Tjahjono Soerjodibroto graduated from Bandung Institute of Technology with a major in electronics engineering, and continued his education at the University of Southern California in Los Angeles, receiving his MBA in International Business in 1990.

     BOSKO DJORDJEVIC. 46, Nominee. Mr. Djordjevic, a private investor for the past five years, is a Founder and a Director of LIPID Sciences Inc., a medical technology company based in Los Angeles, California.

     WILLIAM H. MILLARD. 68, Nominee. Mr. Millard is an entrepreneur and early pioneer of the personal computer industry. Since 1985, Mr. Millard has been a private investor. He was the founder and former Chairman (1976-1985) of ComputerLand Corporation, which was, during his Chairmanship, the largest retailer of personal computers in the world.

COMPENSATION OF DIRECTORS

         Officers of the Company receive no additional compensation for their services as directors. Directors of the Company currently receive no cash compensation for their attendance at Board meetings except reimbursement for travel expenses. Although no other compensation is currently contemplated for directors of the Company, the Board reserves the right to change its policy as to compensation of directors from time to time based upon the financial condition of the Company, future performance and other relevant factors.



                           EXECUTIVE COMPENSATION

     The following Summary Compensation Table sets forth certain information as to the total remuneration paid by AcuBid to the Chief Executive Officer and other executive officers who received salary and bonus in excess of $100,000 (the "Named Executive Officers") during the period September 1, 1998 through August 31, 1999. No other executive officer's salary and bonus exceeded $100,000 in the applicable period. The following information includes the dollar value of base salaries bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.


                                    ANNUAL COMPENSATION(1)                           LONG-TERM COMPENSATION
                          --------------------------------------   --------------------------------------------------------------
                                                                                 AWARDS                        PAYOUTS
                                                                    -------------------------------   ----------------------------
                                                        OTHER        RESTRICTED        SECURITIES
NAME AND PRINCIPAL                                      ANNUAL          STOCK           UNDERLYING        LTIP         ALL OTHER
POSITIONS            YEAR   SALARY($)   BONUS($)   COMPENSATION($)   AWARD(S) ($)    OPTIONS/SARS(#)   PAYOUTS($)   COMPENSATION($)
---------            ----   ---------   --------   ---------------   ------------    ---------------   ----------   ---------------

Michael Schaffer     1999    $25,000      -0-            -0-          65,000             -0-             -0-            -0-
Chief Executive
Officer
and Chairman of
the Board


EMPLOYMENT AGREEMENTS

     Pursuant to the Agreement, Michael Schaffer will enter into an employment agreement with the Company prior to the completion of the Acquisition. The employment agreement provides for Mr. Schaffer's employment as Chief Executive Officer of the Company for a five year term. Under the employment agreement, Mr. Schaffer will receive an annual salary of $150,000, payable biweekly. Mr. Schaffer will also receive a grant of 500,000 stock options exercisable into Common Stock at a per share exercise price of $2.50. Of the 500,000 stock options granted, Mr. Schaffer will receive 200,000 incentive stock options, which are taxed at a capital gains rate, and 300,000 non-qualified stock options, which are taxed as ordinary income. Mr. Schaffer will vest in the 200,000 incentive stock options over a five year period with 40,000 stock options each year beginning on the first anniversary date the employment agreement is signed. Vesting in the non-qualified stock options will be over a two year period with 150,000 stock options over the next two years beginning on the first anniversary date of the employment agreement. In addition, Mr. Schaffer will receive the following under the employment agreement: 21 days of annual vacation time, in addition to United States legal holidays, which, if not used, the remaining time will accrue from year to year; (ii) 15 days of annual sick leave; (iii) reimbursement for all reasonable expenses incurred in promoting the business of the Company; (iv) a monthly car allowance; (v) group medical insurance coverage; (vi) death benefits, whereby Mr. Schaffer's estate will receive the sum of sixty percent (60%) of his annual salary payable for the remainder of the employment agreement; (vii) permanent disability benefits, under which Mr. Schaffer will receive sixty percent (60%) of his annual compensation to be paid for the remainder of the term of the employment agreement; and (viii) participation in all other benefits regularly offered to other Company employees.

     As consideration for entering into the employment agreement, Mr. Schaffer agreed to devote substantially all his productivity, time, ability and attention to the business of the Company for the term of the employment agreement. Mr. Schaffer further agreed, among other things, (i) not to compete, directly or indirectly, in any capacity with the Company; (ii) to maintain confidentiality of Company trade secrets and trade secret data; (iii) that intellectual property conceived, developed or written by Mr. Schaffer during the term of the employment agreement is the sole and exclusive property of the Company; and (iv) not to use any confidential information or circulate such information, except as authorized by the Company.

     The employment agreement provides for termination of Mr. Schaffer's employment without cause and "for cause." Termination "for cause" includes (1) willful breaches or habitual negligence by the employee of his duties, which he is obligated under the employment agreement to perform or (2) acts of dishonesty, fraud, misrepresentation, or other acts of moral turpitude committed by the employee that would prevent effective performance of his duties. Mr. Schaffer may also be terminated by the Company "without cause," in the event of his (a) death or (b) upon suffering any physical or mental disability that prevents his performance of his essential duties for a period of two months after the injury occurs. Regardless of whether Mr. Schaffer is terminated "for cause" or "without cause" by the Company, he will be entitled to severance pay which shall be equal to one and a half of his annual compensation if terminated in the first year of the employment agreement, one year of compensation if terminated during the next three years of the agreement or half a year of salary if terminated during the last year. If Mr. Schaffer was terminated by the Company during the first year of the employment agreement, he would be entitled to salary totaling $225,000. Mr. Schaffer may terminate his obligations under the employment agreement by giving the Company three months notice of such termination or tendering to the Company three months of his annual salary.

     Pursuant to the employment agreement, Mr. Schaffer agreed that for a period of six months following termination of his employment, that he will not (i) directly or indirectly disclose to the names and addresses of any of the Company customers to any person, firm or corporation or any other information relating to such customers or (ii) attempt to or actually call on solicit or take away any Company customers whom he called upon or became acquainted with during his employment. Mr. Schaffer further agreed that for a period of two years following his termination that he will not directly or indirectly, solicit, hire, recruit or encourage any other employee of the Company to leave their employment or to work for any person or entity in competition with the Company.

     In the event of a voluntary or involuntary dissolution of the Company from a merger or consolidation where the Company is not the surviving corporation or transfer of substantially all assets of the Company, the employment agreement will not terminate and the Company's rights, benefits and obligations under the employment agreement will be assigned to the surviving corporation or transferee of the Company's assets.

                        CERTAIN RELATED TRANSACTIONS

     From May 1999 through April 2000, AcuBid engaged the consulting services of Software Initiatives Corporation for technical assistance in its software development and network administration. Mr. Waddy Stephenson, an officer and director of AcuBid, is the President of Software Initiatives Corporation. Software Initiatives was paid a monthly consulting fee of $8,333.00 or a total of $99,996 for its services during the twelve month period. No other compensation was provided to Mr. Stephenson by AcuBid during this period.

             PROPOSAL IV. APPROVAL OF THE 1999 INCENTIVE EQUITY PLAN

     The Board of Directors adopted the 1999 Incentive Equity Plan of the Company in August, 1999 by unanimous written consent, subject to approval by the stockholders of the Company at the Annual Meeting. The following general description of certain features of the Incentive Plan is qualified in its entirety by reference to the Incentive Plan.

PURPOSE OF THE INCENTIVE PLAN

     The purpose of the Incentive Plan is to enable the Company to attract officers and other key employees and consultants and to provide them with appropriate incentives and rewards for superior performance. The Incentive Plan affords the Company the ability to respond to changes in the competitive and legal environments by providing the Company with greater flexibility in key employee and executive compensation. This plan is designed to be an omnibus plan allowing the company to grant a wide range of compensatory awards including stock options, stock appreciation rights, restricted stock, deferred stock and performance shares or units. The Incentive Plan is intended to encourage stock ownership by recipients by providing for or increasing their proprietary interests in the Company, thereby encouraging them to remain in the Company's employment. The Incentive Plan has been prepared to comply with all applicable tax and securities laws, including Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and state and federal tax laws.

DESCRIPTION OF THE INCENTIVE PLAN

     GENERAL. The following general description of certain features of the Incentive Plan is qualified in its entirety by reference to the Incentive Plan which will be made available upon request. Subject to adjustment as provided in the Incentive Plan, the number of shares of Common Stock that may be issued or transferred, plus the amount of shares of Common Stock covered by outstanding awards granted under the Incentive Plan, shall not in the aggregate exceed 1,500,000. The number of Performance Units granted under the Incentive Plan shall not in the aggregate exceed 100,000. The number of shares of Common Stock granted under the Incentive Plan to any individual in any calendar year shall not in the aggregate exceed 100,000.

     ELIGIBILITY. Officers, including officers who are members of the Board of Directors, and other key employees of and consultants to the Company may be selected by the Committee (as defined below) to receive benefits under the Incentive Plan.

     TERMS OF OPTIONS AND OTHER POSSIBLE AWARDS. The Incentive Plan authorizes the granting of options to purchase shares of Common Stock ("Option Rights"), stock appreciation rights ("Appreciation Rights"), restricted shares ("Restricted Shares"), deferred shares ("Deferred Shares"), performance shares ("Performance Shares") and performance units ("Performance Units"). The terms applicable to these various types of awards, including those terms that may be established by the Committee when making or administering particular awards, are set forth in detail in the 1999 Incentive Plan.

     OPTION RIGHTS. The Committee may grant Option Rights that entitle the optionee to purchase shares of Common Stock at a price less than, equal to or greater than market value on the date of grant. The option price is payable at the time of exercise (i) in cash or cash equivalent, (ii) by the transfer to the Company of shares of Common Stock that are already owned by the optionee and have a value at the time of exercise equal to the option price, (iii) with any other legal consideration the Committee may deem appropriate or (iv) by any combination of the foregoing methods of payment. Any grant may provide for deferred payment of the option price from the proceeds of sale through a broker on the date of exercise of some or all of the shares of Common Stock to which the exercise relates. With respect to nonqualified stock options, the Committee has the authority to specify at any time that Restricted Shares or other shares of Common Stock which are subject to a risk of forfeiture or restrictions on transfer will be accepted for part or all of the option price. In such event, the shares of Common Stock received upon exercise of the nonqualified stock option will be subject to the same risks of forfeiture or restrictions on transfer which applied to the shares used as payment for the option price. The Committee also may provide that additional Option Rights (so-called "reload options rights") automatically will be granted to an optionee upon the exercise of Option Rights.

     Option Rights granted under the Incentive Plan may be Option Rights that are intended to qualify as incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986 (the "Code") or Option Rights that are not intended to so qualify ("Nonqualified stock options"). The Incentive Plan permits the granting of incentive stock options or non-qualified stock options at the discretion of the Committee. The exercise price for nonqualified stock options granted may not be less than 85% of the fair market value per share of Common Stock on the date of grant. The exercise price for ISOs may not be less than 100% of the fair market value per share of Common Stock on the date of grant, and ISOs granted to persons owning more than 10% of the Company's voting stock must have an exercise price of not less than 110% of the fair market value per share of Common Stock on the date of grant. All options granted must be exercised within ten years of grant, except that ISOs granted to 10% or greater stockholders must be exercised within five years of grant. The aggregate market value (as determined as of the date of grant) of the Common Stock for which any optionee may be awarded ISOs which are first exercisable by such optionee during any calendar year may not exceed $100,000. At or after the date of grant of any non-qualified stock options, the Committee may provide for the payment of dividend equivalents to the optionee on a current, deferred or contingent basis or may provide that dividend equivalents be credited against the option price.

     Individual grants must specify the conditions, including as and to the extent determined by the Committee, the period or periods of continuous employment or continuous engagement of consulting services of the optionee by the Company or any subsidiary, or the achievement of Management Objectives (as defined in the Incentive Plan), that are necessary before the Option

Rights will become exercisable, and may provide for the earlier exercise of the Option Rights, including, without limitation, in the event of a change in control of the Company or other similar transaction or event. Successive grants may be made to the same optionee regardless of whether Option Rights previously granted to him or her remain unexercised.

     APPRECIATION RIGHTS. Appreciation Rights granted under the Incentive Plan either may be free-standing or granted in tandem with Option Rights. An Appreciation Right represents the right to receive from the Company the difference (the "Spread"), or a percentage thereof not in excess of 100 percent, between the base price per share of Common Stock in the case of a free-standing Appreciation Right, or the option price of the related Option Right in the case of a tandem Appreciation Right, and the market value of the Common Stock on the date of exercise of the Appreciation Right. Tandem Appreciation Rights only may be exercised at a time when the related Option Right is exercisable and the Spread is positive. The exercise of a tandem Appreciation Right requires the surrender and cancellation of the related Option Right.

     A free-standing Appreciation Right must have a base price per share that is at least equal to the fair market value of a share of Common Stock on the date of grant, must specify the conditions, including as and to the extent determined by the Committee, the period of continuous employment or continuous engagement of consulting services, or the achievement of Management Objectives, that are necessary before the Appreciation Right becomes exercisable (except that it may provide for its earlier exercise, including, without limitation, in the event of a change in control of the Company or other similar transaction or event) and may not be exercised more than 10 years from the date of grant. Any grant of Appreciation Rights may specify that the amount payable by the Company upon exercise may be paid in cash, shares of Common Stock or a combination thereof, and the Committee either may reserve or grant to the recipient the right to elect among those alternatives. The Committee may provide with respect to any grant of Appreciation Rights for the payment of dividend equivalents thereon in cash or Common Stock on a current, deferred or contingent basis.

     RESTRICTED SHARES. An award of Restricted Shares involves the immediate transfer by the Company to a participant of ownership of a specific number of shares of Common Stock in consideration of the performance of services or, as and to the extent determined by the Committee, the achievement of Management Objectives. The participant is entitled immediately to voting, dividend and other ownership rights in the shares. The transfer may be made without additional consideration from the participant or in consideration of a payment by the participant that is less than the fair market value of the shares on the date of grant, as the Committee may determine.

     Restricted Shares must be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Committee. An example would be a provision that the Restricted Shares would be forfeited if the participant ceased to serve the Company as an officer or other key employee within a specified number of years. In order to enforce these forfeiture provisions, the transferability of Restricted Shares will be prohibited or restricted in a manner and to the extent prescribed by the Committee for the period during which the forfeiture provisions are in effect. The Committee may provide for a shorter period during which the forfeiture provisions are to apply, including, without limitation, in the event of a change in control of the Company or other similar transaction or event.

     DEFERRED SHARES. An award of Deferred Shares constitutes an agreement by the Company to deliver shares of Common Stock to the participant in the future in consideration of the performance of services, subject to the fulfillment of such conditions during the Deferral

Period (as defined in the Incentive Plan) as the Committee may specify. During the Deferral Period, the participant has no right to transfer any rights under the award and no right to vote the shares covered by the award. On or after the date of any grant of Deferred Shares, the Committee may authorize the payment of dividend equivalents thereon on a current, deferred or contingent basis in either cash or additional shares of Common Stock. Grants of Deferred Shares may be made without additional consideration from the participant or for consideration in an amount that is less than the fair market value of the shares on the date of grant. Deferred Shares must be subject to a Deferral Period, as determined by the Committee on the date of grant, except that the Committee may provide for a shorter Deferral Period, including, without limitation, in the event of a change in control of the Company or other similar transaction or event.

     PERFORMANCE SHARES AND PERFORMANCE UNITS. A Performance Share is the equivalent of one share of Common Stock, and a Performance Unit is the equivalent of $1.00. A participant may be granted any number of Performance Shares or Performance Units. The participant will be given one or more Management Objectives to meet within a specified period (a "Performance Period") which may be subject to earlier termination, including, without limitation, in the event of a change in control of the Company or other similar transaction or event. A minimum level of acceptable achievement also will be established by the Committee. If by the end of the Performance Period the participant has achieved the specified Management Objectives, he or she will be deemed to have fully earned the Performance Shares or Performance Units. If the participant has not achieved the Management Objective(s) but has attained or exceeded the predetermined minimum level of acceptable achievement, he or she will be deemed to have partly earned the Performance Shares or Performance Units in accordance with a predetermined formula. To the extent earned, the Performance Shares or Performance Units will be paid to the participant at the time and in the manner determined by the Committee in cash, shares of Common Stock or any combination thereof, and the Committee either may grant to the recipient or retain the right to elect among these alternatives. At or after the date of grant of any Performance Shares, the Committee may provide for the payment of dividend equivalents to the participant on a current, deferred or contingent basis.

     MANAGEMENT OBJECTIVES. Management Objectives mean the achievement of performance objectives established pursuant to the Incentive Plan. The Committee may adjust Management Objectives and related minimum acceptable levels of achievement if events or transactions have occurred after the date an award was granted that are unrelated to the performance of the participant and result in distortion of the Management Objectives or the related minimum levels. Management Objectives may be described in terms of either Company-wide objectives or objectives that are related to the performance of the individual participant or the division, subsidiary, department or function within the Company or a subsidiary in which the participant is employed or with respect to which the participant provides consulting services.

     CHANGE IN CONTROL. Upon a Change in Control, all Option Rights that would become exercisable through the Company's next annual stockholders' meeting following a Change in Control will become immediately exercisable in full. If any event or series of events constituting a Change in Control is abandoned, the effect thereof will be null and the exercisability of Option Rights will be governed by the provisions of the Directors Plan described above. The Directors Plan defines a Change in Control as the occurrence of any of the following events: (i) execution by the Company of an agreement for the merger, consolidation or reorganization into or with another corporation or other legal person, unless as a result of such transaction not less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by holders of securities entitled to vote generally in the election of Directors of the Company ("Voting Securities") immediately prior to such transaction; (ii) execution by the Company of an agreement for the sale or other transfer of all or substantially all of its assets to another corporation or legal person, unless as a result of such transaction not less than a majority of the combined voting power of the then-outstanding securities of such corporation or legal person immediately after such transaction is held in the aggregate by the holders of Voting Securities of the Company immediately prior to such transaction; (iii) a report is filed on Schedule 13D or Schedule 14D-1 disclosing that any person (other than a person who holds more than 10% of the Common Stock on the date of consummation of the Offering) has or intends to become the beneficial owner of a majority or more of the combined voting power of the then-outstanding Voting Securities; (iv) during any period of two consecutive years, individuals who at the beginning of any such period constitute at least a majority thereof (each Director first elected or first nominated for election by a vote of at least two-thirds of the Directors then in office who were Directors of the Company at the beginning of any such period being deemed to have been a Director of the Company at the beginning of such period); or (v) the Company adopts a plan for the liquidation or dissolution of the Company other than pursuant to a merger, consolidation or reorganization which would not constitute a Change in Control, as described in clause (i) above.

     TRANSFERABILITY. No Option Right or other "derivative security" within the meaning of Rule 16b-3 under the Exchange Act granted under the Plan, is transferable by a participant except by will or the laws of descent and distribution. Option Rights and Appreciation Rights may not be exercised during a participant's lifetime except by the participant or, in the event of his or her incapacity, by his or her guardian or legal representative acting in a fiduciary capacity on behalf of the participant under state law and court supervision.

     ADJUSTMENTS. The maximum number of shares of Common Stock that may be issued or transferred under the Incentive Plan, the number of shares covered by outstanding awards and the option prices or base prices per share applicable thereto, are subject to adjustment in the event of stock dividends, stock splits, combinations of shares, recapitalization, mergers, consolidations, spin-offs, reorganizations, liquidations, issuances of rights or warrants, and similar transactions or events. In the event of any such transaction or event, the Committee may in its discretion provide in substitution for any or all outstanding awards under the Incentive Plan such alternative consideration as it may in good faith determine to be equitable in the circumstances and may require the surrender of all awards so replaced.

     ADMINISTRATION AND AMENDMENTS. The Incentive Plan is to be administered by a committee ("Committee") of the Board of Directors which shall consist of not less than two directors, each of whom is a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act. In connection with its administration of the Incentive Plan, the Committee is authorized to interpret the Incentive Plan and related agreements and other documents. The Committee may make grants to participants under any or a combination of all of the various categories of awards that are authorized under the Incentive Plan. The Committee may with the concurrence of the affected participant cancel any agreement evidencing an award granted under the Incentive Plan. In the event of any such cancellation, the Committee may authorize the granting of a new award under the Incentive Plan in such manner, at such price and subject to such other terms, conditions and discretion as would have been applicable under the Incentive Plan had the canceled award not been granted. The Committee also may grant any award or combination of awards authorized under the Incentive Plan, including without limitation an award that as granted prior to the adoption of the Incentive Plan, and any such award or combination of awards so granted under the Incentive Plan may or may not cover the same number of shares of Common Stock as had been covered by the canceled award and will be subject to such other terms, conditions and discretion as would have been permitted under the Incentive Plan had the canceled award not been granted.

     The Incentive Plan may be amended from time to time by the Committee, but without further approval by the Stockholders of the Company, no such amendment (unless expressly allowed pursuant to the adjustment provisions described above) may (i) increase the aggregate number of shares that may be issued or transferred plus the amount of shares covered by outstanding awards, or increase the aggregate number of Performance Units that may be granted thereunder or (ii) otherwise cause Rule 16b-3 under the Exchange Act to cease to be applicable to the Incentive Plan.

     FEDERAL INCOME TAX CONSEQUENCES TO PARTICIPANTS IN PLAN. The following is a brief summary of certain of the federal income tax consequences of certain transactions under the Incentive Plan. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

     NON-QUALIFIED STOCK OPTIONS. Nonqualified stock options granted under the Option Plan do not qualify as "incentive stock options" and will not qualify for any special tax benefits to the optionee. An optionee generally will not recognize any taxable income at the time he or she is granted a nonqualified option. However, upon its exercise, the optionee will recognize ordinary income for federal income tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income realized by the optionee will be subject to income and other employee withholding taxes. The optionee's basis for determination of gain or loss upon the subsequent disposition of shares acquired upon the exercise of a nonqualified stock option will be the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such option. Upon disposition of any shares acquired pursuant to the exercise of a nonqualified stock option, the difference between the sale price and the optionee's basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year at their disposition. In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of a nonqualified stock option or a sale or disposition of the shares acquired upon the exercise of a nonqualified stock option. However, upon the exercise of a nonqualified stock option, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that an optionee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

     INCENTIVE STOCK OPTIONS. If an option granted under the Option Plan is treated as an incentive stock option, the optionee will not recognize any income upon either the grant or the exercise of the option, and the Company will not be allowed a deduction for federal tax purposes. Upon a sale of the shares, the tax treatment to the optionee and the Company will depend primarily upon whether the optionee has met certain holding period requirements at the time he or she sells the shares. In addition, as discussed below, the exercise of an incentive stock option may subject the optionee to alternative minimum tax liability. If an optionee exercises an incentive stock option and does not dispose of the shares received within two years after the date of such option or within one year after the transfer of the shares to him or her, any gain realized upon the disposition will be characterized as long-term capital gain and, in such case, the Company will not be entitled to a federal tax deduction. If the optionee disposes of the shares either within two years after the date the option is granted or within one year after the transfer of the shares to him or her, such disposition will be treated as a disqualifying disposition and an amount equal to the lesser of
(1) the fair market value of the shares on the date of exercise minus the purchase price, or (2) the amount realized on the disposition minus the purchase price, will be taxed as ordinary income to the optionee in the taxable year in which the disposition occurs. (However, in the case of gifts, sales to related parties, and certain other transactions, the full difference between the fair market value of the stock and the purchase price will be treated as compensation income). The excess, if any, of the amount realized upon disposition over the fair market value at the time of the exercise of the option will be treated as long-term capital gain if the shares have been held for more than one year following the exercise of the option. The exercise of an incentive stock option may subject an optionee to alternative minimum tax liability because the excess of the fair market value of the shares at the time an incentive stock option is exercised over the purchase price of the shares is included in income for purposes of the alternative minimum tax even though it is not included in taxable income for purposes of determining the regular tax liability of an employee. Consequently, an optionee may be obligated to pay alternative minimum tax in the year he or she exercises an incentive stock option.

     In general, there will be no federal income tax deductions allowed to the Company upon the grant, exercise or termination of an incentive stock option. However, in the event an optionee sells or disposes of stock received on the exercise of an incentive stock option in a disqualifying disposition, the Company will be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income, if any, recognized by the optionee upon disposition of the shares, provided that the deduction is not otherwise disallowed under the Code.

     APPRECIATION RIGHTS. Appreciation Rights are taxed to recipients and are deductible by the Company in substantially the same manner as nonqualified stock options. A recipient generally will not recognize any taxable income at the time he or she is granted an Appreciation Right. However, upon its exercise, the recipient will recognize ordinary income for federal income tax purposes measured by the excess of (i) the then fair market value on the date of exercise of one share of Common Stock over (ii) the price per share specified in the Award Agreement, multiplied by (iii) the number of shares awarded. Upon exercise, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that a recipient is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

     RESTRICTED SHARES. A recipient of Restricted Shares generally will be subject to tax at ordinary income rates on the fair market value of the Restricted Shares reduced by any amount paid by the recipient at such time as the shares are no longer subject to a substantial risk of forfeiture or restrictions on transfer for purposes of Section 83 of the Code. However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of the share (determined without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the shares. If a Section 83(b) election has not been made, any non-restricted dividends received with respect to Restricted Shares that are subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient.

     DEFERRED SHARES. A recipient generally will not recognize ordinary income upon the grant of Deferred Shares. The recipient generally will recognize ordinary income on the fair market value of non-restricted shares of Common Stock on the date that the Deferred Shares subsequently are transferred to the recipient, reduced by any amount paid by the recipient. The holding period for the Deferred Shares will commence on the date of receipt.

     PERFORMANCE SHARES AND PERFORMANCE UNITS. No income generally will be recognized upon the grant of Performance Shares or Performances Units. Upon payment in respect of the earn-out of Performance Shares or Performance Units, the recipient generally will be required to include as ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any non-restricted shares of Common Stock received.

VOTE REQUIRED

     Approval and ratification of the 1999 Incentive Equity Plan requires the affirmative vote of the holders of a majority of the voting shares present at the meeting, in person or by proxy.

     UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED "FOR" THE APPROVAL AND RATIFICATION OF THE 1999 INCENTIVE EQUITY PLAN.

    THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL AND
         RATIFICATION OF THE 1999 INCENTIVE EQUITY PLAN.

               PROPOSAL V. APPROVAL OF THE 1999 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

     The Board of Directors adopted the 1999 Stock Option Plan for Non-Employee Directors of the Company (the "Directors Plan") in August, 1999 by unanimous written consent, subject to approval by the stockholders of the Company at the Annual Meeting.

                  PRIOR HISTORY OF DIRECTORS STOCK OPTION PLANS

     The Company, in the past, has never provided a stock option plan or plan of compensation for non-employee directors.

                        DESCRIPTION OF THE DIRECTORS PLAN

GENERAL

     The following general description of certain features of the Directors Plan is qualified in its entirety by reference to the Directors Plan. The Directors Plan is intended to encourage outside Directors of the Company to own shares of the Company's stock and thereby to align their interests more closely with the interests of the other stockholders of the Company, to encourage the highest level of outside Director performance by providing such Directors with a direct interest in the Company's attainment of its financial goals, and to provide financial incentives that will help attract and retain the most qualified outside Directors.

ADMINISTRATION AND ELIGIBILITY

     The Directors Plan will be administered by a committee ("Committee") of the Board of Directors, consisting of not less than two members of the Board. Only members of the Board of Directors who are not employees of the Company (each a "Director") will be eligible to participate in the Directors Plan. For purposes of the Directors Plan, an "employee" is a person whose compensation from the Company is subject to withholding under the Internal Revenue Code of 1986.

MAXIMUM SHARES

     Subject to adjustment as described below, the number of shares issued or transferred, plus the number of shares covered by outstanding options under the Directors Plan shall not exceed 250,000 shares of Common Stock. Shares of Common Stock covered by an option, which is canceled or terminated, will again be available to be issued or to be the subject of a stock option granted under the Directors Plan.

INITIAL OPTIONS

     Each non-employee Director of the Company, who is a Director on the effective date of the Directors Plan is granted an immediate option to purchase 3,000 shares of Common Stock, and will also receive automatic grants of additional options to purchase 3,000 shares of Common Stock on the first day after each succeeding annual meeting thereafter for so long as he or she continues to serve as a Director. Individuals becoming Directors after the effective date of the Directors Plan receive an immediate option to purchase 3,000 shares of Common Stock, and will also receive automatic grants of additional options to purchase 3,000 shares of Common Stock on the first day following the next annual stockholder's meeting thereafter, for so long as he or she continues to serve as a Director, provided that he or she has served as a Director for at least six months prior thereto.

     The exercise price of the options granted is equal to the fair market value per share of Common Stock on the date of grant. Options granted under the Directors Plan shall become exercisable to the extent of 20% of the Common Shares subject thereto on the Date of Grant and to the extent of an additional 20% of the Common Shares subject thereto after each of the first four anniversaries of such date, for so long as the Optionee continues to serve as a member of the Board. To the extent exercisable, each Option shall be exercisable in whole or in part from time to time. All options granted under the Directors' Plan are nonqualified stock options and are not intended to qualify as incentive stock options under Section 422 of the Code.

     In the event a grantee ceases to be a Director of the Company, vested options granted to non-employee Directors must be exercised within three months after the Director's termination (in the event that termination was due to other than death or disability), or one year after termination (in the event that termination was due to death or disability), or by the tenth anniversary of the date of grant, whichever occurs first.

PURCHASE PRICE

     The purchase price of stock options granted under the Directors Plan may be paid in cash, shares of Common Stock held by the optionee for at least six months, or a combination thereof. Shares of Common Stock issued pursuant to the Directors Plan may be authorized but unissued shares or treasury shares. Fractional shares will not be issued in connection with the exercise of a stock option, and cash in lieu thereof will be paid by the Company.

CHANGE IN CONTROL

     Upon a Change in Control, all Option Rights that would become exercisable through the Company's next annual stockholders' meeting following a Change in Control will become immediately exercisable in full. If any event or series of events constituting a Change in Control is abandoned, the effect thereof will be null and the exercisability of Option Rights will be governed by the provisions of the Directors Plan described above. The Directors Plan defines a Change in Control as the occurrence of any of the following events: (i) execution by the Company of an agreement for the merger, consolidation or reorganization into or with another corporation or other legal person, unless as a result of such transaction not less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by holders of securities entitled to vote generally in the election of Directors of the Company ("Voting Securities") immediately prior to such transaction; (ii) execution by the Company of an agreement for the sale or other transfer of all or substantially all of its assets to another corporation or legal person, unless as a result of such transaction not less than a majority of the combined voting power of the then-outstanding securities of such corporation or legal person immediately after such transaction is held in the aggregate by the holders of Voting Securities of the Company immediately prior to such transaction; (iii) a report is filed on Schedule 13D or Schedule 14D-1 disclosing that any person (other than a person who holds more than 10% of the Common Stock on the date of consummation of the Offering) has or intends to become the beneficial owner of a majority or more of the combined voting power of the then-outstanding Voting Securities; (iv) during any period of two consecutive years, individuals who at the beginning of any such period constitute at least a majority thereof (each Director first elected or first nominated for election by a vote of at least two-thirds of the Directors then in office who were Directors of the Company at the beginning of any such period being deemed to have been a Director of the Company at the beginning of such period); or (v) the Company adopts a plan for the liquidation or dissolution of the Company other than pursuant to a merger, consolidation or reorganization which would not constitute a Change in Control, as described in clause (i) above.

ADJUSTMENT

     The Committee will make or provide for adjustments to the maximum number of shares issuable pursuant to the Directors Plan, the number and kind of shares of Common Stock or other securities that are covered by outstanding options, and the option price applicable to outstanding options as the Committee will in good faith determine to be equitably required to prevent dilution or expansion of the rights of optionees which would otherwise result from any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing.

AMENDMENT OR TERMINATION

     The Board may at any time amend or terminate the Directors Plan. Notwithstanding the foregoing, (i) except for the adjustments described above, without the approval of the stockholders of the Company, no such amendment will increase the maximum number of shares covered by the Directors Plan, materially modify the requirements as to eligibility for participation in the Directors Plan, or otherwise cause the Director Plan or any grant, award or election made pursuant thereto to cease to satisfy any applicable condition of Rule 16b-3 promulgated under the Exchange Act, (ii) no such amendment will cause any Director to fail to qualify as a "disinterested person" within the meaning of Rule 16b-3, (iii) provisions relating to the amount and price of securities to be awarded and the timing of awards under the Director Plan will not be amended more than once every six months, other than to comport with changes in the Code, the Employment Retirement Income Security Act, or the rules promulgated thereunder, and (iv) no amendment or termination will adversely affect any outstanding award without the consent of the Director holding such award.

OTHER PROVISIONS

     No Option Rights may be granted under the Directors Plan more than ten years after the date of approval of the Directors Plan by the Company's stockholders.

FEDERAL INCOME TAX CONSEQUENCES

     Nonqualified stock options granted under the Directors' Plan do not qualify as "incentive stock options" and will not qualify for any special tax benefits to the optionee. An optionee generally will not recognize any taxable income at the time he or she is granted a nonqualified option. However, upon its exercise, the optionee will recognize ordinary income for federal income tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income realized by the optionee will be subject to income and other employee withholding taxes. The optionee's basis for determination of gain or loss upon the subsequent disposition of shares acquired upon the exercise of a nonqualified stock option will be the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such option. Upon disposition of any shares acquired pursuant to the exercise of a nonqualified stock option, the difference between the sale price and the optionee's basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year at their disposition. In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of a nonqualified stock option or a sale or disposition of the shares acquired upon the exercise of a nonqualified stock option. However, upon the exercise of a nonqualified stock option, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that an optionee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

     To the extent that an optionee recognizes ordinary income in the circumstance described above, the Company will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense and is not an "excess parachute payment" within the meaning of Section 280G of the Code.

VOTE REQUIRED

     Approval and ratification of the 1999 Stock Option Plan for Non-Employee Directors requires the affirmative vote of the holders of a majority of the voting shares present at the Meeting, in person or by proxy.

    THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL AND RATIFICATION OF THE 1999 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS



          PROPOSAL VI. RATIFICATION OF ISRAELOFF, TRATTNER & CO., P.C.

     The Company's Board of Directors has re-appointed Israeloff, Trattner & Co., P.C. to continue as independent auditors for the Company for the fiscal year ending August 31, 2000, subject to ratification of such appointment by the stockholders. Representatives of Israeloff, Trattner & Co., P.C. are expected to attend the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

     UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD WILL BE VOTED "FOR" RATIFICATION OF THE APPOINTMENT OF ISRAELOFF, TRATTNER & CO., P.C. AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING AUGUST 31, 2000.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ISRAELOFF, TRATTNER & CO., P.C. AS THE INDEPENDENT AUDITORS OF
                                 THE COMPANY.

                             INDEPENDENT ACCOUNTANTS

     From September 2, 1997, until March, 1999, the Company's accountant's were Elliot Tulk Pryce Anderson ("Elliot Tulk"), 750 W. Pender, Suite 1101 Vancouver, B.C. V6C2T8. During this period of time, the Company's stock was traded on the Vancouver Stock Exchange and the Company was required to have its financial statements audited in accordance with Canadian accounting principles. The Company voluntarily delisted its stock on the Vancouver Stock Exchange on March 15, 1999 and terminated the services of Elliot Tulk. This action was approved by the Company's Board of Directors.

     Elliot Tulk's report on the financial statements for each of the fiscal years ending August 31, 1998 and August 31, 1997 did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles. There were no disagreements with Elliot Tulk on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     The Company then retained Kelly & Company, 3931 MacArthur Boulevard, Suite 205, Newport Beach, California 92660 to re-audit the Company's financial statements for fiscal years ending August 31, 1998 and August 31, 1997 in accordance with United States Generally Accepted Accounting Principles. The Company subsequently terminated the services of Kelly & Company as their auditors. This action was approved by the Company's Board of Directors.

     Kelly & Company's report on the financial statements for each of the fiscal years ending August 31, 1998 and August 31, 1997 did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles. There were no disagreements with Kelly & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     On October 7, 1999, the Company engaged the firm of Israeloff Trattner & Co., P.C., 11 Sunrise Plaza, Valley Stream, New York 11580 as principal accountants to audit the Company's financial statements. The Company did not consult Israeloff Trattner & Co., P.C., on any matter required to be reported in this Item.

                              STOCKHOLDER PROPOSALS

     To be considered for inclusion in our proxy statement and form of proxy relating to the Annual Meeting of Stockholders to be held in 2001 a stockholder proposal must be received by the Corporate Secretary at the AcuBid's principal executive offices not later than December 28, 2000. Any such proposal will be subject to Rules and Regulations under the Securities Exchange Act of 1934, as amended.

     Our Bylaws provide an advance notice procedure for a stockholder to properly bring business before an annual meeting. The stockholder must give written advance notice to the Corporate Secretary not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, to be timely notice by the stockholder must be received not later than the close of business on the tenth (10th) day following the date on which our notice to stockholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by stockholders must include the stockholder's name and address, as they appear on our records of stockholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of common stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business.

                                 OTHER BUSINESS

     The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the accompanying Notice of Annual Meeting of Stockholders. If, however, other matters are properly introduced, the persons named in the accompanying proxy will vote the shares they represent in accordance with their best judgment.


                                 By Order of the Board of Directors

                                 /s/ Michael A. Schaffer
                                 ----------------------------------
                                 Michael A. Schaffer
                                 CHAIRMAN OF THE BOARD AND
                                 CHIEF EXECUTIVE OFFICER

Carlsbad, California
May 3, 2000

           YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.
             WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE
                 REQUESTED TO COMPLETE, DATE, SIGN AND PROMPTLY
                    RETURN THE ACCOMPANYING PROXY CARD IN THE
                         ENCLOSED POSTAGE-PAID ENVELOPE.

                           INDEX TO FINANCIAL STATEMENTS
                                    OF ACUBID


Financial Statements as of February 29, 2000 and the
     six months ended February 29, 2000 and February 28, 1999 (unaudited)
     Condensed Balance Sheet as of
          August 31, 1999 and February 29, 2000 ..........................................F-1
     Condensed Statements of Operations For
          the Six Months Ended February 29, 2000 and February 28, 1999 ...................F-2
     Condensed Statements of Shareholders' Equity
          for the Six Months ended February 29, 2000 .....................................F-3
     Condensed Statements of Cash Flows For the Six
          Months Ended February 29, 2000 and February 28, 1999............................F-4
     Notes to Condensed Financial Statements..............................................F-6

Financial Statements as of August 31, 1999 and for the two
     years then ended
     Reports of Independent Auditors......................................................F-15
     Balance Sheet as of August 31, 1999..................................................F-17
     Statements of Operations For the Years Ended August 31, 1999 and 1998 ...............F-18
     Statements of Shareholders' Equity
          For the Years Ended August 31, 1999 and 1998....................................F-19
     Statements of Cash Flows For the Years Ended August 31, 1999 and 1998................F-20
     Notes to Financial Statements
          For the Years Ended August 31, 1999 and 1998....................................F-22

                                ACUBID.COM INC.

                         CONDENSED FINANCIAL STATEMENTS

                            FOR THE SIX MONTHS ENDED
                     FEBRUARY 29, 2000 AND FEBRUARY 28, 1999

                                   (UNAUDITED)

                                 ACUBID.COM INC.

                             CONDENSED BALANCE SHEET

                      FEBRUARY 29, 2000 AND AUGUST 31, 1999

                                     ASSETS


                                                                                     February 29,             August 31,
                                                                                       2000                      1999
                                                                                    ------------              ----------
                                                                                    (Unaudited)
CURRENT ASSETS
     Cash and cash equivalents (Note 1)                                               $    192,101            $4,093,919
     Short-term investments (Note 1)                                                     3,094,465                   -
     Inventory (Note 1)                                                                    213,389               188,953
     Prepaid expenses and other                                                             71,768                60,000
     Due from officers and directors                                                        42,000                   -
                                                                                      ------------            ----------
              Total current assets                                                       3,613,723             4,342,872

PROPERTY AND EQUIPMENT, net of accumulated
     depreciation (Note 1)                                                                 200,842               196,487

OTHER ASSETS                                                                                13,268                14,742
                                                                                      ------------            ----------

              TOTAL ASSETS                                                            $  3,827,833            $4,554,101
                                                                                      ============            ==========

                                       LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES

    Accounts payable                                                                  $     45,536            $  121,602
    Accrued liabilities (Note 1)                                                            44,610                88,962
    Due to related parties                                                                  13,290                13,290
                                                                                      ------------            ----------

        Total current liabilities                                                          103,436               223,854
                                                                                      ------------            ----------

OTHER PAYABLE (Note 4)                                                                         -                  53,437
                                                                                      ------------            ----------

COMMITMENTS AND CONTINGENCIES (Note 2)

6% REDEEMABLE cumulative convertible preferred stock; par value $.001;
     10,000,000 shares authorized; no shares issued and outstanding at February
     29, 2000, 3,800,000 Series A shares issued
     and outstanding at August 31, 1999 (Note 2)                                               -               3,800,000
                                                                                      ------------            ----------

SHAREHOLDERS' EQUITY (Notes 2, 3 and 4) Common stock; par value of $0.001 per share; 50,000,000 shares authorized; 8,778,160 and 5,738,151 shares issued
     and outstanding at February 29, 2000 and August 31, 1999, respectively                  8,780                 5,739
        Additional paid-in capital                                                      13,552,718             9,300,786
        Accumulated deficit                                                             (9,837,101)           (8,829,715)
                                                                                      ------------            ----------
          Total shareholders' equity                                                     3,724,397               476,810
                                                                                      ------------            ----------

     TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                       $  3,827,833            $4,554,101
                                                                                      ============            ==========


                 See accompanying notes to financial statements

                                 ACUBID.COM INC.

                       CONDENSED STATEMENTS OF OPERATIONS

                            FOR THE SIX MONTHS ENDED
                     FEBRUARY 29, 2000 AND FEBRUARY 28, 1999

                                   (UNAUDITED)


                                                                  Six Months Ended
                                                                   February 29/28,
                                                            -------------------------------
                                                               2000              1999
                                                            -------------     -------------

Revenues                                                    $      17,464     $           -
Cost of revenues                                                   95,829                 -
                                                            -------------     -------------

     Gross profit (loss)                                          (78,365)                -
                                                            -------------     -------------

Operating Costs and Expenses
     Selling, general and administrative,
         excluding depreciation, including
         $232,000 and $225,000 in the form of
         common stock issued to employees and others
         for services provided in the six and three
         month periods ended February 29, 2000,
         respectively                                             957,824            53,758
     Depreciation                                                  45,204               926
                                                            -------------     --------------

         Total operating costs and expenses                     1,003,028            54,684
                                                            -------------     --------------

         Loss from Operations                                  (1,081,393)          (54,684)
                                                            -------------     --------------

Other Income
     Interest and dividend income                                  74,007               199
                                                            -------------    ---------------

         Total other expenses (income)                             74,007               199
                                                            -------------    ---------------

         Loss before provision for income taxes                (1,007,386)          (54,485)

Provision for income taxes                                             -                 -
                                                            -------------     --------------
         Net loss                                              (1,007,386)          (54,485)

Distribution to converting preferred
     shareholders in form of common stock                         788,960               -
                                                            -------------    ---------------

         Net loss applicable to common
              shareholders                                 $   (1,796,346)   $      (54,485)
                                                           ==============    ==============

Net loss applicable to common shares -
     basic and diluted

     Net loss                                              $        (0.31)   $        (0.01)
                                                           ==============    ==============

     Weight average number of common shares                     5,827,358         2,639,301
                                                           ==============    ==============


                 See accompanying notes to financial statements.

                                 ACUBID.COM INC.

                  CONDENSED STATEMENTS OF SHAREHOLDERS' EQUITY

                   FOR THE SIX MONTHS ENDED FEBRUARY 29, 2000

                                   (UNAUDITED)



                                           Common Stock
                                    --------------------------           Additional
                                                                          Paid-In             Accumulated
                                     Shares            Amount             Capital                Deficit               Total
                                    ---------         --------         ------------           -----------           -----------
Balance, September 1, 1999          5,738,151          $5,739          $  9,300,786           $(8,829,715)          $   476,810


Net loss for the period                   -               -                     -              (1,007,386)           (1,007,386)

Settlement of liabilities by the
     issuance of common stock          57,739              58                60,879                   -                  60,937

Issuance of shares of common
     stock for services                88,500              89               224,947                   -                 225,036

Preferred stock dividends                 -               -                 (54,250)                  -                 (54,250)

Exchange of series A preferred
     shares for common stock        2,893,770           2,894             4,020,356                   -               4,023,250
                                    ---------          ------          ------------           -----------           -----------

Balance, February 29, 2000
     (Unaudited)                    8,778,160          $8,780          $ 13,552,718           $(9,837,101)          $ 3,724,397
                                    ==========         =======         =============          ===========           ===========


                 See accompanying notes to financial statements.

                                 ACUBID.COM INC.

                       CONDENSED STATEMENTS OF CASH FLOWS

                            FOR THE SIX MONTHS ENDED
                     FEBRUARY 29, 2000 AND FEBRUARY 28, 1999

                                   (UNAUDITED)



                                                                                            February 29/28
                                                                                  -----------------------------------
                                                                                       2000                1999
                                                                                  ---------------    ----------------
CASH FLOWS FROM OPERATING ACTIVITIES

     Net loss                                                                     $    (1,007,386)   $        (54,485)
                                                                                    -------------       -------------
     Adjustments to reconcile net loss to net cash
         provided by operating activities:
              Depreciation                                                                 45,204                 926
              Shares issued for services                                                  232,536                  -
              Changes in assets and liabilities:
                  Inventory                                                               (24,436)                 -
                  Prepaid expenses and other                                              (11,768)                 -
                  Accounts payable                                                        (76,066)                 -
                  Accrued liabilities                                                     (25,352)                 -
                  Due from (to) related parties                                           (42,000)                 -
                  Other                                                                     1,474               3,606
                                                                                    -------------       -------------

                  Total adjustments                                                        99,592               4,532
                                                                                    -------------       -------------

                  Net cash used in operating activities                                  (907,794)            (49,953)
                                                                                    -------------       -------------

CASH FLOWS FROM INVESTING ACTIVITIES

     Payments for property and equipment                                                  (49,559)                 -
     Increase in short-term investments                                                (3,094,465)                 -
                                                                                    -------------       -------------

                  Cash used in investing activities                                    (3,144,024)                 -
                                                                                    -------------       -------------

CASH FLOWS FROM FINANCING ACTIVITIES

     Proceeds from notes payable                                                               -                5,827
     Proceeds from issuance of redeemable preferred
         stock in a private placement                                                     150,000                  -
     Increase in due to related parties                                                        -               35,123
                                                                                    -------------       -------------

                  Cash provided by financing activities                                   150,000              40,950
                                                                                    -------------       -------------

NET DECREASE IN CASH AND CASH EQUIVALENT                                               (3,901,818)             (9,003)

CASH AND CASH EQUIVALENTS - beginning                                                   4,093,919               9,871
                                                                                    -------------       -------------

CASH AND CASH EQUIVALENTS - end                                                     $     192,101       $         868
                                                                                    =============       =============


                 See accompanying notes to financial statements.

                                 ACUBID.COM INC.

                       CONDENSED STATEMENTS OF CASH FLOWS

                            FOR THE SIX MONTHS ENDED
                     FEBRUARY 29, 2000 AND FEBRUARY 28, 1999

                SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION



                                                                                            February 29/28
                                                                                  -----------------------------------

                                                                                       2000                1999
                                                                                  ---------------    ----------------

Cash paid during the period for:

     Interest                                                                     $            -     $             -
     Income taxes                                                                 $            -     $             -




      SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES

Common stock issued for settlement of liabilities:

     Common stock                                                                 $        53,385                  -
     Additional paid in capital                                                   $            52                  -
     Long-term liability                                                          $        53,437                  -

Common stock issued in exchange for preferred
     stock and accrued dividends                                                  $     4,023,250                  -


                 See accompanying notes to financial statements.

                                 ACUBID.COM INC.

                     NOTES TO CONDENSED FINANCIAL STATEMENTS

                            FOR THE SIX MONTHS ENDED
                     FEBRUARY 29, 2000 AND FEBRUARY 28, 1999

                                   (UNAUDITED)

1.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       DESCRIPTION OF COMPANY'S BUSINESS

       AcuBid.Com, Inc. (formerly International AcuVision Systems, Inc.) (the "Company") was formed in Canada in 1983. It was subsequently incorporated under the laws of the state of Delaware in September 1993. Through August 31, 1998, the Company was in the business of developing, marketing and selling vision training equipment (the "AcuVision Product Line"). The Company owns a patent regarding the above equipment and software and has expensed all costs in developing the patent and prototypes.

       Subsequent to August 31, 1999, management made a determination to substantively discontinue the Company's AcuVision Product Line. In addition, during fiscal 1999, the Company changed its name from International AcuVision Systems, Inc. to AcuBid.Com Inc. and expanded its business objective to include the development of a premier website to facilitate the buying and selling of high-end collectibles. The Company has started to accumulate an inventory of rare and hard to find items, which it has begun to auction to the public over its website. In addition, the Company has developed and implemented the technological requirements needed to act as a broker to provide a venue for sellers and dealers to display their collectibles to potential purchasers throughout the world via the AcuBid.Com website.

       BASIS OF PRESENTATION

       In the opinion of the Company, the accompanying unaudited condensed financial statements contain all adjustments (consisting of only normal recurring adjustments, except as noted elsewhere in the notes to the condensed financial statements) necessary to present fairly its financial position as of February 29, 2000 and the results of its operations and cash flows for the three and six months ended February 29, 2000 and February 28, 1999. These statements are condensed and therefore do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. The statements should be read in conjunction with the financial statement and footnotes included in the Company's annual report on Form 10-KSB for the year ended August 31, 1999. The results of operations for the three and six months ended February 29, 2000 are not necessarily indicative of the results to be expected for the full year.

       REVENUE RECOGNITION

       Revenues derived from placement fees charged for the listing of items on the Company's on-line auction site, and success fees calculated as a percentage of the final sales transaction value are recognized at the time an item is listed, while those related to success fees are recognized at the time the auction is successfully concluded.

       PRODUCT DEVELOPMENT COSTS

       Product development costs include expenses incurred by the Company to develop, enhance, manage, monitor and operate the Company's website. Product development costs are expensed as incurred.

       CASH AND CASH EQUIVALENTS

       Cash and cash equivalents include short-term, highly liquid investments with original maturities of three months or less. The Company has no requirements for compensating balances. At February 29, 2000, cash balances in excess of federally insured limits amounted to approximately $92,000.

                                 ACUBID.COM INC.

                     NOTES TO CONDENSED FINANCIAL STATEMENTS

                            FOR THE SIX MONTHS ENDED
                     FEBRUARY 29, 2000 AND FEBRUARY 28, 1999

                                   (UNAUDITED)

1.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

       MARKETABLE SECURITIES

       Approximately $3,094,000 is maintained in a liquid asset management account which invests primarily in investment grade short-term commercial paper, corporate bonds and taxable auction rate notes.

       The Company accounts for its marketable securities in accordance with the provisions of Statement of Financial Accounting Standards No. 115 "Accounting for Certain Investments in Debt and Equity Securities" (SFAS
       115). The Company has classified all investment securities as trading securities which are measured at fair value in the financial statements with unrealized gains and losses included in results of operations. Net unrealized holding gains of approximately $10,129 have been included in results of operations for the six months ended February 29, 2000. All investment securities have a maturity date which is less than one year from February 29, 2000.

       INVENTORY

       Inventory, consisting of sports memorabilia and other collectibles is stated at the lower of cost or market. Inventory cost is determined by using the first-in, first-out method. Substantially all inventory consists of goods held for sale. The Company's management monitors inventory for slow moving items and makes necessary valuation adjustments when required. During the six and three months ended February 29, 2000, the Company recorded valuation adjustments of approximately $83,000 with respect to such items.

       PROPERTY AND EQUIPMENT

       Property and equipment are recorded at cost and are depreciated using the straight-line method over the expected lives, which range from three to five years. Expenditures for normal maintenance and repairs are charged to operations. Renewals and betterments that materially extend the life of the assets are capitalized.

       IMPAIRMENT OF LONG-LIVED ASSETS

       The Company evaluates its long-lived assets for potential impairment whenever circumstances indicate that the carrying amount of an asset is not recoverable. The estimated undiscounted cash flows associated with the assets are compared to the carrying amounts to determine if a write-down to fair value is required. The Company has determined that there was no such impairment present at February 29, 2000.

       INCOME TAXES

       The Company accounts for current and deferred income taxes using the liability method. Under this method deferred income tax liabilities and assets are computed based on the tax liability or benefit in future years of the reversal of temporary differences in the recognition of income or deduction of expenses between financial and tax reporting. Deferred tax assets and/or liabilities are classified as current and noncurrent based on the classification of the related asset or liability for financial reporting purposes, or based on the expected reversal date for deferred taxes that are not related to an asset or liability. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

                                 ACUBID.COM INC.

                     NOTES TO CONDENSED FINANCIAL STATEMENTS

                            FOR THE SIX MONTHS ENDED
                     FEBRUARY 29, 2000 AND FEBRUARY 28, 1999

                                   (UNAUDITED)

1.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

       FAIR VALUE OF FINANCIAL INSTRUMENTS

       The Company accounts for the value of financial instruments using the fair value method.

       The estimated fair value amounts of all financial instruments have been determined by the Company using available market information and appropriate valuation methodologies. Fair value is described as the amount at which the instrument could be exchanged in a current transaction between informed willing parties, other than in a forced liquidation. However, considerable judgment is necessarily required in interpreting market data to develop the estimates of fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amount that the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have material effect on the estimated fair value amounts. The Company is not a party to any derivative instruments. The Company does not have any off balance sheet financial instruments.

       The following methods and assumptions were used by the Company in estimating fair value disclosures for financial instruments:

              Cash and equivalents, accounts receivable, inventory, other current assets, accounts payable, and certain other current liability amounts are reported in the balance sheet at approximate fair value due to the short-term maturities of these instruments.

       USE OF ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

       STOCK-BASED COMPENSATION

       Statement of Financial Accounting Standards ("SFAS") No. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION, established accounting and disclosure requirements using a fair-value-based method of accounting for stock-based employee compensation plans. SFAS No. 123 allows the use of Accounting Principles Board Opinion ("APB") No. 25, ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES, which is the intrinsic value method of accounting as described below, for options granted to employees, provided the pro forma discloses requirements of SFAS No. 123 are adopted.

       The Company accounts for stock-based compensation using the intrinsic value method prescribed in APB No. 25. Compensation cost for stock options granted employees, if any, is measured as the excess of the quoted market price of the Company's stock at the date of grant over the amount an employee must pay to acquire the stock. Restricted stock is recorded as compensation cost over the requisite vesting periods based on the market value on the date of grant. The Company accounts for stock and stock options issued and granted to non-employees in accordance with the provisions of SFAS No. 123 and records compensation as the fair value of the underlying security issued.

                                 ACUBID.COM INC.

                     NOTES TO CONDENSED FINANCIAL STATEMENTS

                            FOR THE SIX MONTHS ENDED
                     FEBRUARY 29, 2000 AND FEBRUARY 28, 1999

                                   (UNAUDITED)

1.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

       COMMON SHARES AND PER SHARE AMOUNTS

       In March 1999, the Company effected a one-for-two reverse stock split. All common shares and per share amounts have been adjusted to give effect to that stock split.

       LOSS PER COMMON SHARE

       The Company adopted the Financial Accounting Standards Board SFAS No. 128, EARNINGS PER SHARE. This pronouncement replaced the previously reported primary and fully dilutive earnings per share with basic and diluted earnings per share. Loss per common share has been calculated in accordance with the requirements of this statement for the six and three month periods February 29, 2000 and February 28, 1999.

       Basic loss per share is computed by dividing loss available to common shareholders by the weighted average number of common shares outstanding for the year. Diluted earnings per share reflects the potential dilution that could occur if dilutive securities and other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the Company's earnings. Diluted loss per share does not consider the potentially dilutive securities on an "as if converted" basis, as the effect of their inclusion would be anti-dilutive.

       ADVERTISING COSTS

       Advertising costs are charged to operations as they are incurred.

2.     PRIVATE PLACEMENT OF 6% CUMULATIVE CONVERTIBLE REDEEMABLE
       PREFERRED STOCK

       In July 1999, the Company initiated a private placement to sell 400 units at $10,000 per unit. Each unit consisted of 10,000 shares of 6% cumulative convertible preferred stock and warrants to purchase 5,000 shares of the Company's common stock. Dividends are payable semi-annually. Each preferred share was convertible into .666 common shares in the first year, .4 shares in the second year, and .285 shares thereafter. No preferred shares could utilize the conversion feature until six months after the offering had been concluded. The warrants to purchase common shares are exercisable at $2.00 per share in the first year and $3.00 per share thereafter. The warrants expire five years from the date of issue. The Company raised approximately $3,950,000 from this offering, of which $3,800,000 had been subscribed and received as of August 31, 1999 and $150,000 was received during the six months ended February 29, 2000. Pursuant to the terms of the preferred stock, the Company was not permitted to declare or pay any dividends on its common stock unless all preferred dividends due have been paid.

       In January 2000, the Company commenced an exchange offer with its preferred share-holders. Pursuant thereto, the Company agreed to exchange each outstanding preferred share for common stock in the ratio set forth in the preferred stock purchase agreement, .666 common shares for each outstanding preferred share. Additionally, as an incentive to the preferred shareholders, the Company agreed to issue one additional common share for every 10 common shares issued in the exchange.

       As of February 29, 2000, all 3,950,000 preferred shares which had been outstanding were exchanged, which resulted in the issuance of 2,893,770 common shares. The number of shares issued as "incentive" shares amounted to 263,070. For accounting purposes, these shares have been recorded as a distribution to the preferred shareholders (net of accrued dividends due the preferred shareholders which were cancelled in connection with exchange offer).

                                 ACUBID.COM INC.

                     NOTES TO CONDENSED FINANCIAL STATEMENTS

                            FOR THE SIX MONTHS ENDED
                     FEBRUARY 29, 2000 AND FEBRUARY 28, 1999

                                   (UNAUDITED)

3.     STOCKHOLDERS' EQUITY

       COMMON SHARES ISSUED FOR SETTLEMENT OF DEBT

       During the six months ended February 29, 2000, the Company issued 104,500 shares of its common stock for services provided to the Company. The shares were valued at the market value of the Company's common stock on the date that they were issued.

       In October 1999, the Company agreed to issue a total of 41,739 shares of its common stock to a consultant as settlement of an amount due.

       WARRANTS

       In November 1997, the Company issued debentures with detachable, non-transferable warrants to purchase 87,500 shares of its common stock. These warrants were immediately exercisable on issuance and expired in November 1999.

       The Company issued 1,975,000 common stock purchase warrants in connection with the issuance of its 6% convertible redeemable preferred stock (Note
       2). The warrants, which expire five years from the date of the preferred stock offering, can be exercised commencing six months after the offering for a period of twelve months for $2.00 per share. Thereafter, until they expire, the warrants can be exercised for $3.00 per share.

       The following summarizes information about warrants granted and outstanding at February 29, 2000 and February 28, 1999, and changes during each of the related six month periods.



                                                                    Six Months Ended
                                                                     February 29/28,
                                          ---------------------------------------------------------------------
                                                        2000                                 1999
                                          ---------------------------------------------------------------------

                                                               Weighted                              Weighted
                                                                Average                               Average
                                                               Exercise                              Exercise
                                             Warrants            Price            Warrants             Price
                                          --------------       ----------       --------------      -----------
       Outstanding,
           beginning of period                 1,935,000        $   1.97               100,000       $     1.18
                Granted                           75,000            2.00                87,500             0.56
                Exercised                             -                -                    -                -
                Cancelled/expired                (35,000)              -                    -                -
                                          --------------          -------       --------------          -------
       Outstanding, end of period              1,975,000        $    2.00              187,500       $     0.89
                                          ==============          =======       ==============          =======

4.     STOCK OPTIONS AND INCENTIVE EQUITY PLANS

       STOCK OPTIONS

       The Company granted options to purchase shares of its common stock as indicated below. The options were fully vested on the dates of grant.

       During 1999, the Company granted options to certain employees, directors and consultants to purchase 735,000 shares of common stock at exercise prices ranging from $.45 to $2.50 per share. The options expire between two and three years from the time of the grant. As of August 31, 1999, 100,000 options had been exercised. No options were exercised during the six months ended February 29, 2000.

                                 ACUBID.COM INC.

                     NOTES TO CONDENSED FINANCIAL STATEMENTS

                            FOR THE SIX MONTHS ENDED
                     FEBRUARY 29, 2000 AND FEBRUARY 28, 1999

                                   (UNAUDITED)

4.     STOCK OPTIONS AND INCENTIVE EQUITY PLANS (CONTINUED)

       STOCK OPTIONS (CONTINUED)

       The following summarizes information about stock options granted and outstanding at February 29, 2000 and February 28, 1999, and changes during each of the related six month periods.

                                                                    Six Months Ended
                                                                     February 29/28,
                                           -------------------------------------------------------------------
                                                        2000                                 1999
                                           -------------------------------------------------------------------
                                                               Weighted                              Weighted
                                                                Average                               Average
                                                               Exercise                              Exercise
                                              Options            Price             Options             Price
                                           -------------       ----------        -------------     -----------
       Outstanding,
           beginning of period                   635,000        $     .75                   -        $      -
                Granted                           50,000             1.44                   -               -
                Exercised                             -                -                    -               -
                Cancelled/expired                 65,000             2.88                   -               -
                                           -------------          -------        -------------          ------

       Outstanding, end of period                620,000        $    0.58                   -        $      -
                                           =============          =======        =============          ======

       INCENTIVE EQUITY PLANS

       During August 1999, the Company adopted its 1999 Incentive Equity Plan ("Incentive Plan") and the 1999 Stock Option Plan for Non-Employee Directors ("Directors Plan").

       Officers, including officers who are members of the Board of Directors, and other key employees of and consultants to the Company may be selected by the Committee to receive benefits under the Incentive Plan.

       The Incentive Plan authorizes the granting of options to purchase shares of common stock ("Option Rights"), stock appreciation rights ("Appreciation Rights"), restricted shares ("Restricted Shares"), deferred shares ("Deferred Shares"), performance shares ("Performance Shares") and performance units ("Performance Units").

       Subject to adjustment as provided in the Incentive Plan, the number of shares of common stock that may be issued or transferred, plus the amount of shares of common stock covered by outstanding awards granted under the Incentive plan, shall not in the aggregate exceed 1,500,000 shares. The number of Performance Units granted under the Incentive plan shall not in the aggregate exceed 100,000. The number of shares of common stock granted under the Incentive Plan to any individual in any calendar year shall not in the aggregate exceed 100,000. As of February 29, 2000 no options have been granted pursuant to the incentive equity plans.

                                 ACUBID.COM INC.

                     NOTES TO CONDENSED FINANCIAL STATEMENTS

                            FOR THE SIX MONTHS ENDED
                     FEBRUARY 29, 2000 AND FEBRUARY 28, 1999

                                   (UNAUDITED)

4.     STOCK OPTIONS AND INCENTIVE EQUITY PLANS (CONTINUED)

       OPTION RIGHTS

       The Company may grant Option Rights that entitle the optionee to purchase shares of common stock at a price less than, equal to or greater than market value on the date of grant.

       The exercise price for nonqualified stock options granted may not be less than 85% of the fair market value per share of common stock on the date of grant. The exercise price for ISOs may not be less than the fair market value per share of common stock on the date, and ISOs granted to persons owning more than 10% of the Company's voting stock must have an exercise price of not less than 110% of the fair market value per share of common stock on the date of grant. All options granted must be exercised within ten years of grant, except that ISOs granted to 10% or more stockholders must be exercised within five years of grant. The aggregate market value (as determined as of the date of grant) of the common stock for which any optionee may be awarded ISOs which are first exercisable by such optionee during any calendar year may not exceed $100,000.

       APPRECIATION RIGHTS

       Appreciation Rights granted under the Incentive Plan may be either free-standing or granted in tandem with Option Rights. An Appreciation Right represents the right to receive from the Company the difference ("Spread"), or a percentage thereof not in excess of 100 percent, between the base price per share of common stock in the case of a free-standing Appreciation Right, or the option price of the related Option Right in the case of a tandem Appreciation Right, and the market value of the common stock on the date of exercise of the Appreciation Right. Tandem Appreciation Rights may only be exercised at a time when the related Option Right is exercisable and the Spread is positive, and the exercise of a tandem Appreciation Right requires the surrender of the related Option Right for cancellation.

       A free-standing Appreciation Right must have a base price that is at least equal to the fair market value of a share of common stock on the date of grant must specify certain other criteria that are necessary before the Appreciation Right becomes exercisable and may not be exercised more than 10 years from the date of grant.

       RESTRICTED SHARES

       An award of Restricted Shares involves the immediate transfer by the Company to a participant of ownership of a specific number of shares of common stock in consideration of the performance of services, or, as and to the extent determined by the Company, the achievement of certain objectives. The participant is entitled immediately to voting, dividend and other ownership rights in the shares. The transfer may be made without additional consideration from the participant or in consideration of a payment by the participant that is less than the market value of the shares on the date of grant, as the Committee may determine.

                                 ACUBID.COM INC.

                     NOTES TO CONDENSED FINANCIAL STATEMENTS

                            FOR THE SIX MONTHS ENDED
                     FEBRUARY 29, 2000 AND FEBRUARY 28, 1999

                                   (UNAUDITED)

4.     STOCK OPTIONS AND INCENTIVE EQUITY PLANS (CONTINUED)

       DEFERRED SHARES

       An award of Deferred Shares constitutes an agreement by the Company to deliver shares of common stock to the participant in the future in consideration of the performance of services, subject to the fulfillment of such conditions during the deferral period (as defined in the Incentive Plan) as the Company may specify.

       THE DIRECTORS PLAN

       The Directors Plan will be administered by a committee ("Committee") of the Board of Directors, consisting of no less than two members of the Board. Only members of the Board of Directors who are not employees of the Company (each a "Director") will be eligible to participate in the Directors Plan.

       Subject to adjustment as described below, the number of shares issued or transferred, plus the number of shares covered by outstanding options under the Director Plan shall not exceed 250,000 shares of common stock. Shares of common stock covered by an option, which is cancelled or terminated, will again be available to be issued or to be the subject of a stock option granted under the Directors Plan.

       The exercise price of the options granted is equal to the fair market value per share of common stock on the date of grant. Options granted under the Directors Plan shall become exercisable to the extent of 20% of the common shares subject thereto on the Date of Grant and to the extent of an additional 20% of the common shares subject thereto after each of the first four anniversaries of such date, for so long as the Optionee continues to serve as a member of the Board.

                                 ACUBID.COM INC.
                (FORMERLY INTERNATIONAL ACUVISION SYSTEMS, INC.)

                              FINANCIAL STATEMENTS

                                       AND

                                AUDITORS' REPORT

                       FOR THE YEAR ENDED AUGUST 31, 1999

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders
AcuBid.Com Inc.
(formerly International AcuVision Systems, Inc.)

We have audited the accompanying balance sheet of AcuBid.Com Inc. (formerly International AcuVision Systems, Inc.) as of August 31, 1999, and the related statements of operations, shareholders' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AcuBid.Com Inc. as of August 31, 1999, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

Valley Stream, New York                          Israeloff, Trattner & Co., P.C.
December 2, 1999

                          [KELLY & COMPANY LETTERHEAD]
                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of AcuBid.Com, Inc.

We have audited the accompanying statements of operations, shareholders' deficit, and cash flows of AcuBid.Com, Inc. (a Delaware corporation) for the year ended August 31, 1998 that appear in this Form 10 SB/A (SEC file Number 0-27757). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of operations, shareholders' deficit, and cash flows are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of operations, shareholders' deficit and cash flows. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of operations, shareholders' deficit, and cash flows. We believe that our audit of these financial statements provides a reasonable basis for our opinion.

In our opinion, the statements of operations, shareholders' deficit, and cash flows referred to above present fairly, in all material respects, the results of the operations of AcuBid.Com, Inc. for the year ended August 31, 1998, in conformity with generally accepted accounting principles.

/s/ Kelly & Company

Kelly & Company
Newport Beach, California
August 12, 1999

                                 ACUBID.COM INC.
                (FORMERLY INTERNATIONAL ACUVISION SYSTEMS, INC.)

                                  BALANCE SHEET

                                 AUGUST 31, 1999

                                     ASSETS

CURRENT ASSETS

     Cash and cash equivalents (Note 1)                                             $   4,093,919
     Inventory (Note 1)                                                                   188,953
     Prepaid expenses                                                                      60,000
                                                                                    -------------

              Total current assets                                                                      $   4,342,872

PROPERTY AND EQUIPMENT, net of accumulated
     depreciation (Notes 1 and 2)                                                                             196,487

OTHER ASSETS                                                                                                   14,742
                                                                                                       --------------

              TOTAL ASSETS                                                                              $   4,554,101
                                                                                                        =============


                                       LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES

         Accounts payable                                                          $ 121,602
         Accrued liabilities                                                          88,962
         Due to related parties (Note 3)                                              13,290
                                                                                    --------

                  Total current liabilities                                                             $     223,854

OTHER PAYABLE (Note 6)                                                                                         53,437

COMMITMENTS AND CONTINGENCIES (Note 8)

6%       REDEEMABLE CUMULATIVE CONVERTIBLE PREFERRED STOCK; par value $.001;
         10,000,000 shares authorized; 3,800,000 Series A shares issued and
         outstanding (Note 9)                                                                               3,800,000

SHAREHOLDERS' EQUITY (Notes 1, 4, 5, 10 and 11) Common stock; par value of
         $0.001 per share;

              50,000,000 shares authorized, 5,738,151
              shares issued and outstanding                                            5,739
         Additional paid-in capital                                                9,300,786
         Accumulated deficit                                                      (8,829,715)
                                                                                  ----------

              Total shareholders' equity                                                                      476,810
                                                                                                        -------------
              TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                                $   4,554,101
                                                                                                        =============

                 See accompanying notes to financial statements.

                                 ACUBID.COM INC.
                (FORMERLY INTERNATIONAL ACUVISION SYSTEMS, INC.)

                            STATEMENTS OF OPERATIONS

                  FOR THE YEARS ENDED AUGUST 31, 1999 AND 1998



                                                                              1999                1998
                                                                         -----------           ---------
Revenues                                                                 $       840      $          -
Cost of revenues                                                                   -                 -
                                                                         -----------           ---------

         Gross profit                                                            840                 -
                                                                         -----------           ---------
Operating Costs and Expenses
  Selling, general and administrative, excluding
    depreciation (including $1,283,745 in 1999 in the
    form of common stock issued and stock options
    granted) (Notes 10 and 11)                                             1,799,364             222,972
  Depreciation                                                                39,458               6,960
                                                                         -----------           ---------
       Total operating costs and expenses                                  1,838,822             229,932
                                                                         -----------           ---------

       Loss from Operations                                               (1,837,982)           (229,932)
                                                                         -----------           ---------
Other Expenses (Income)
  Interest expense                                                            13,211                   -
  Interest income                                                            (20,612)               (747)
  Other                                                                       (4,575)                  -
                                                                         -----------           ---------
       Total other expenses (income)                                         (11,976)               (747)
                                                                         -----------           ---------
       Loss from continuing operations before provision
         for income taxes and extraordinary items                         (1,826,006)           (229,185)

Provision for income taxes (Notes 1 and 7)                                       800                 800
                                                                         -----------           ---------


       Loss from continuing operations before
         extraordinary items                                             (1,826,806)           (229,985)

Discontinued Operations (Note 13)
  Loss from operations                                                            -             (43,314)
                                                                         -----------           ---------
       Loss before extraordinary items                                   (1,826,806)           (273,299)

Extraordinary items
  Gain on debt forgiveness                                                   72,745                   -
  Loss on extinguishment of debt                                           (120,421)                  -
                                                                         -----------           ---------
       Net loss                                                          (1,874,482)           (273,299)

Preferred dividends                                                           19,000                   -
                                                                         -----------           ---------
       Net loss applicable to common shareholders                        $(1,893,482)          $(273,299)
                                                                         ===========           =========

Net loss per common share - basic and diluted (Note 12)

  Loss from continuing operations before extraordinary item              $     (0.46)          $   (0.09)

  Loss from discontinued operations                                                -               (0.01)

  Extraordinary items                                                          (0.01)                  -
                                                                         -----------           ---------
  Net loss                                                               $     (0.47)          $   (0.10)
                                                                         ===========           =========

                 See accompanying notes to financial statements.

                                 ACUBID.COM INC.
                (FORMERLY INTERNATIONAL ACUVISION SYSTEMS, INC.)

                  STATEMENTS OF SHAREHOLDERS' EQUITY (DEFICIT)

                  FOR THE YEARS ENDED AUGUST 31, 1999 AND 1998



                                                                                   Additional
                                                  Common Stock                       Paid-in           Accumulated
                                         ------------------------------
                                           Shares               Amount               Capital              Deficit          Total
                                         ---------           -----------           -----------         -----------     -----------

Balance, September 1, 1997               2,639,301           $     2,640           $ 6,713,103        $(6,681,934)     $    33,809

Issuance of detachable stock
     purchase warrants                         -                     -                  21,250                -             21,250

Net loss                                       -                     -                     -             (273,299)        (273,299)
                                         ---------           -----------           -----------         -----------     -----------
Balance, August 31, 1998                 2,639,301                 2,640             6,734,353         (6,955,233)        (218,240)

Shares issued in satisfaction of
     debt                                  322,100                   322               213,456                -            213,778

Shares issued in exchange for
     services                              456,000                   456               571,664                -            572,120
Release of escrowed shares                     -                     -                 193,375                -            193,375

Sale of stock in private placement
     offering, net of costs of $4,135    1,110,000                 1,110               494,265                -            495,375

Exercise of stock purchase
     warrants                            1,162,500                 1,163               530,880                -            532,043

Exercise of stock options                  100,000                   100                44,900                -             45,000

Options granted on common
     stock to employees and
     directors for services                    -                     -                 518,250                -            518,250

Cancellation of common shares              (51,750)                  (52)                   52                -                -

Forgiveness of debt                            -                     -                  18,591                -             18,591

Net loss                                       -                     -                     -           (1,874,482)      (1,874,482)

Preferred dividends                            -                     -                 (19,000)               -            (19,000)
                                         ---------           -----------           -----------        -----------      -----------
Balance, August 31, 1999                 5,738,151           $     5,739           $ 9,300,786        $(8,829,715)     $   476,810
                                         =========           ===========           ===========        ===========      ===========


                 See accompanying notes to financial statements.

                                 ACUBID.COM INC.
                (FORMERLY INTERNATIONAL ACUVISION SYSTEMS, INC.)

                            STATEMENTS OF CASH FLOWS

                  FOR THE YEARS ENDED AUGUST 31, 1999 AND 1998



                                                                                       1999                1998
                                                                                  ---------------    ----------------

CASH FLOWS FROM OPERATING ACTIVITIES

     Net loss                                                                     $    (1,874,482)   $       (273,299)
                                                                                    -------------       -------------
     Adjustments to reconcile net loss to net cash
         provided by operating activities:
              Loss from discontinued operations                                                -               43,314
              Depreciation                                                                 39,458               6,960
              Amortization of debt discount                                                12,000              13,662
              Shares issued and released from escrow
                  for compensation                                                        765,495                  -
              Options granted for compensation                                            518,250                  -
              Extraordinary gain on debt forgiveness                                      (72,745)                 -
              Extraordinary loss on extinguishment of debt                                120,421                  -
              Changes in assets and liabilities:
                  Inventory                                                              (188,953)                 -
                  Prepaid expenses and other                                              (60,000)              6,459
                  Accounts payable                                                        102,194                  -
                  Accrued liabilities                                                      25,087              19,954
                  Due to related parties                                                     (500)             16,400
                  Other payable                                                            53,437                  -
                                                                                    -------------       -------------

                  Total adjustments                                                     1,314,144             106,749
                                                                                    -------------       -------------

                  Cash used in continuing operations                                     (560,338)           (166,550)

                  Cash provided by discontinued operations                                  8,045              21,786
                                                                                    -------------       -------------

                  Net cash used in operating activities                                  (552,293)           (144,764)
                                                                                    -------------       -------------

CASH FLOWS FROM INVESTING ACTIVITIES

     Payments for property and equipment                                                 (236,076)                 -
                                                                                    -------------       -------------

CASH FLOWS FROM FINANCING ACTIVITIES

     Proceeds from notes payable from related parties                                          -              100,000
     Payment on note payable from related party                                                -               (7,500)
     Proceeds from exercise of warrants                                                   532,043                  -
     Proceeds from exercise of options                                                     45,000                  -
     Net proceeds from issuance of common stock in
         a private placement                                                              495,375                  -
     Proceeds from issuance of redeemable preferred
         stock in a private placement                                                   3,800,000                  -
                                                                                    -------------       -------------

                  Net cash provided by financing activities                             4,872,418              92,500
                                                                                    -------------       -------------

NET INCREASE (DECREASE) IN CASH                                                         4,084,049             (52,264)

CASH - beginning                                                                            9,870               62,134
                                                                                    -------------       -------------

CASH AND CASH EQUIVALENTS - end                                                   $     4,093,919    $          9,870
                                                                                    =============       =============

                 See accompanying notes to financial statements.

                                 ACUBID.COM INC.
                (FORMERLY INTERNATIONAL ACUVISION SYSTEMS, INC.)

                            STATEMENTS OF CASH FLOWS

                  FOR THE YEARS ENDED AUGUST 31, 1999 AND 1998

                SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION



                                                                                       1999                1998
                                                                                  ---------------    ----------------
Cash paid during the year for:

     Interest                                                                     $         1,211    $         12,253
     Income taxes                                                                 $           800    $            800




      SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES

Common shares issued for settlement of debt:

     Accounts payable and accruals                                                $       (18,357)
     Debenture payable                                                            $       (25,000)
     Notes payable                                                                $       (50,000)
     Common stock                                                                 $           322
     Additional paid-in capital                                                   $       213,456


                 See accompanying notes to financial statements.

                                 ACUBID.COM INC.
                (FORMERLY INTERNATIONAL ACUVISION SYSTEMS, INC.)

                          NOTES TO FINANCIAL STATEMENTS

                  FOR THE YEARS ENDED AUGUST 31, 1999 AND 1998

1.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       DESCRIPTION OF COMPANY'S BUSINESS

       AcuBid.Com Inc. (formerly International AcuVision Systems, Inc.) (the "Company") was formed in Canada in 1983. It was subsequently incorporated under the laws of the state of Delaware in September 1993. Through August 31, 1998, the Company was in the business of developing, marketing and selling vision training equipment (the "AcuVision Product Line"). The Company owns a patent regarding the above equipment and software and has expensed all costs in developing the patent and prototypes.

       Subsequent to August 31, 1999, management made a determination to substantively discontinue the Company's AcuVision Product Line. In addition, during fiscal 1999, the Company changed its name from International AcuVision Systems, Inc. to AcuBid.Com Inc. and expanded its business objective to include the development of a premier website to facilitate the buying and selling of high-end collectibles. The Company has started to accumulate an inventory of rare and hard to find items, which it has begun to auction to the public over its website. In addition, the Company has developed and implemented the technological requirements needed to act as a broker to provide a venue for sellers and dealers to display their collectibles to potential purchasers throughout the world via the AcuBid.Com website.

       REVENUE RECOGNITION

       Revenues are anticipated to be derived from placement fees charged for the listing of items and success fees calculated as a percentage of the final sales transaction value. Revenues related to placement fees will be recognized at the time an item is listed, while those related to success fees will be recognized at the time that the auction is successfully concluded.

       PRODUCT DEVELOPMENT COSTS

       Product development costs include expenses incurred by the Company to develop, enhance, manage, monitor and operate the Company's website. Product development costs are expensed as incurred.

       CASH AND CASH EQUIVALENTS

       Cash and cash equivalents include short-term, highly liquid investments with original maturities of three months or less. The Company has no requirements for compensating balances. At August 31, 1999, cash balances in excess of federally insured limits amounted to approximately $3,843,000.

       CONCENTRATION OF CREDIT RISK

       For the year ended August 31, 1998, in connection with the AcuVision Product Line, one customer accounted for 46% of revenues.

       INVENTORY

       Inventory, consisting of sports memorabilia and other collectibles is stated at the lower of cost or market. Inventory cost is determined by using the first-in, first-out method. Substantially all inventory consists of goods held for sale. The Company's management monitors inventory for slow moving items and makes necessary valuation adjustments when required.

                                 ACUBID.COM INC.
                (FORMERLY INTERNATIONAL ACUVISION SYSTEMS, INC.)

                          NOTES TO FINANCIAL STATEMENTS

                  FOR THE YEARS ENDED AUGUST 31, 1999 AND 1998

1.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

       PROPERTY AND EQUIPMENT

       Property and equipment are recorded at cost and are depreciated using the straight-line method over the expected lives, which range from three to five years. Expenditures for normal maintenance and repairs are charged to operations. Renewals and betterments that materially extend the life of the assets are capitalized.

       IMPAIRMENT OF LONG-LIVED ASSETS

       The Company evaluates its long-lived assets for potential impairment whenever circumstances indicate that the carrying amount of an asset is not recoverable. The estimated undiscounted cash flows associated with the assets are compared to the carrying amounts to determine if a write-down to fair value is required. The Company has determined that there was no such impairment present at August 31, 1999.

       INCOME TAXES

       The Company accounts for current and deferred income taxes using the liability method. Under this method deferred income tax liabilities and assets are computed based on the tax liability or benefit in future years of the reversal of temporary differences in the recognition of income or deduction of expenses between financial and tax reporting. Deferred tax assets and/or liabilities are classified as current and noncurrent based on the classification of the related asset or liability for financial reporting purposes, or based on the expected reversal date for deferred taxes that are not related to an asset or liability. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

       FAIR VALUE OF FINANCIAL INSTRUMENTS

       The Company accounts for the value of financial instruments using the fair value method.

       The estimated fair value amounts of all financial instruments have been determined by the Company using available market information and appropriate valuation methodologies. Fair value is described as the amount at which the instrument could be exchanged in a current transaction between informed willing parties, other than in a forced liquidation. However, considerable judgment is necessarily required in interpreting market data to develop the estimates of fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amount that the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have material effect on the estimated fair value amounts. The Company is not a party to any derivative instruments. The Company does not have any off balance sheet financial instruments.

       The following methods and assumptions were used by the Company in estimating fair value disclosures for financial instruments:

          Cash and equivalents, accounts receivable, inventory, other current assets, accounts payable, and certain other current liability amounts are reported in the balance sheet at approximate fair value due to the short-term maturities of these instruments.

                                 ACUBID.COM INC.
                (FORMERLY INTERNATIONAL ACUVISION SYSTEMS, INC.)

                          NOTES TO FINANCIAL STATEMENTS

                  FOR THE YEARS ENDED AUGUST 31, 1999 AND 1998

1.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

       USE OF ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

       STOCK-BASED COMPENSATION

       Statement of Financial Accounting Standards ("SFAS") No. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION, established accounting and disclosure requirements using a fair-value-based method of accounting for stock-based employee compensation plans. SFAS No. 123 allows the use of Accounting Principles Board Opinion ("APB") No. 25, ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES, which is the intrinsic value method of accounting as described below, for options granted to employees, provided the pro forma discloses requirements of SFAS No. 123 are adopted.

       The Company accounts for stock-based compensation using the intrinsic value method prescribed in APB No. 25. Compensation cost for stock options granted employees, if any, is measured as the excess of the quoted market price of the Company's stock at the date of grant over the amount an employee must pay to acquire the stock. Restricted stock is recorded as compensation cost over the requisite vesting periods based on the market value on the date of grant. The Company accounts for stock and stock options issued and granted to non-employees in accordance with the provisions of SFAS No. 123 and records compensation as the fair value of the underlying security issued.

       COMMON SHARES AND PER SHARE AMOUNTS

       In March 1999, the Company effected a one-for-two reverse stock split. All common shares and per share amounts have been adjusted to give effect to that stock split.

       LOSS PER COMMON SHARE

       The Company adopted the Financial Accounting Standards Board SFAS No. 128, EARNINGS PER SHARE. This pronouncement replaced the previously reported primary and fully dilutive earnings per share with basic and diluted earnings per share. Loss per common share has been calculated in accordance with the requirements of this statement for the years ended August 31, 1999 and 1998.

       Basic loss per share is computed by dividing loss available to common shareholders by the weighted average number of common shares outstanding for the year. Diluted earnings per share reflects the potential dilution that could occur if dilutive securities and other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the Company's earnings. Diluted loss per share does not consider the potentially dilutive securities on an "as if converted" basis, as the effect of their inclusion would be anti-dilutive.

       ADVERTISING COSTS

       Advertising costs are charged to operations as they are incurred. Advertising expense was $82,153 and $12,725 for the years ended August 31, 1999 and 1998, respectively.

                                 ACUBID.COM INC.
                (FORMERLY INTERNATIONAL ACUVISION SYSTEMS, INC.)

                          NOTES TO FINANCIAL STATEMENTS

                  FOR THE YEARS ENDED AUGUST 31, 1999 AND 1998

2.     PROPERTY AND EQUIPMENT

       Property and equipment consist of the following:

Computer equipment                        $211,839
Furniture                                   22,990
Office equipment and other                  20,438
                                          --------
                                           255,267
Less:  Accumulated depreciation             58,780
                                          --------
      Total property and equipment, net   $196,487
                                          ========


       Depreciation expense for the years ended August 31, 1999 and 1998 was $39,458 and $6,960.

3.     DUE TO RELATED PARTIES

       During the year ended August 31, 1998, the Company leased office space and utilized administrative services from an entity owned by two officers of the Company. In addition, the Company received advances of $8,000 from the entity during fiscal year 1998. Total related party rent and administrative expenses charged was $8,400 for the year ended August 31, 1998. Amounts due to the related party were $13,290 at August 31, 1999. Such amounts are non-interest bearing with no specific due date.

4.     DEBENTURES PAYABLE

       In November 1997, the Company issued debentures totalling $125,000 to three individuals for $100,000 in cash and the retirement of a $25,000 note payable to an officer. The debentures bore interest at 10% per annum, payable quarterly commencing on March 1, 1998. Principal payments began on February 15, 1998 at the greater of 10% of the original principal amount per month or 50% of the gross proceeds received from the sale of AcuVision products during each month until paid.

       The debentures were issued with detachable, non-transferable warrants to purchase additional shares of the Company's common stock at one share for each $1.00 Canadian of the principal amount. The warrants were exercisable anytime at $0.40 Canadian per share through November 30, 1998, and $0.46 Canadian per share through November 30, 1999, at which time they expire. At the date of the transaction, this represented warrants to purchase 87,500 post-split common shares at $0.56 U.S. and $0.66 U.S. per share through these respective dates. The proceeds from the issuance of the debentures were allocated between the fair value of the debentures and the fair value of the warrants, and a related discount of $26,250 was recognized. The discount was amortized on an effective interest method over the life of the debentures.

       In March 1999, the Company retired two of the debentures and related accrued interest of approximately $78,980 in exchange for the issuance of 200,000 shares of its common stock. (See Note 10 for extraordinary loss recorded in connection with the exchange.) The remaining debenture with a principal balance of $67,500 was forgiven by the debenture holder and an extraordinary gain of $72,745, consisting of principal plus accrued interest, was recognized.

                                 ACUBID.COM INC.
                (FORMERLY INTERNATIONAL ACUVISION SYSTEMS, INC.)

                          NOTES TO FINANCIAL STATEMENTS

                  FOR THE YEARS ENDED AUGUST 31, 1999 AND 1998

5.     NOTE PAYABLE - SHAREHOLDER

       The note payable to a shareholder for $25,000, with an interest rate of 10% per annum, was collateralized by all assets of the Company, with interest payable semi-annually, due July 25, 1998. In March 1999, the note and related accrued interest approximating $26,417, was exchanged for 100,000 shares of the Company's common stock.

6.     OTHER PAYABLE

       In October 1999, the Company agreed to issue a total of 41,739 shares of its common stock to a consultant as settlement of an amount due. Accordingly, the amount due to this consultant of August 31, 1999 (calculated based upon the fair value of the related common shares issued in October 1999) has been presented as a long-term liability in accordance with generally accepted accounting principles.

7.     INCOME TAXES

       The components of the provision for income taxes are as follows:


                                           FOR THE YEARS ENDED AUGUST 31,
                                           -------------------------------
                                                   1999   1998
                                                 ------- ------
       Current income tax expenses:
           Federal                                 $--    $--
           State                                    800    800
                                                   ----   ----
                                                    800    800
                                                   ----   ----
       Deferred income tax expense (benefit):
           Federal                                  --     --
           State                                    --     --
                                                   ----   ----
                                                    --     --
                                                   ----   ----
                Total provision for income taxes   $800   $800
                                                   ====   ====


       Significant components of the Company's deferred income tax assets and liabilities are as follows:


                                                         AUGUST 31,
                                                  -----------------------
                                                     1999         1998
                                                  ---------    ----------
       Deferred income tax assets:
           Net operating loss carryforward        $ 893,504    $ 306,464
           Allowance for doubtful accounts            1,992        1,992
           Other                                        272          272
                                                  ---------    ---------
                Total deferred income tax asset     895,768      308,728

           Valuation allowance                     (895,768)    (308,728)
                                                  ---------    ---------
                Net deferred income tax asset     $    --      $    --
                                                  =========    =========


                                 ACUBID.COM INC.
                (FORMERLY INTERNATIONAL ACUVISION SYSTEMS, INC.)

                          NOTES TO FINANCIAL STATEMENTS

                  FOR THE YEARS ENDED AUGUST 31, 1999 AND 1998

7.     INCOME TAXES (CONTINUED)

       Reconciliation of effective tax rate to the U.S. statutory rate is as follows:


                                    FOR THE YEARS ENDED AUGUST 31,
                                    ------------------------------
                                          1999      1998
                                        --------   ------
       Tax expense at U.S. statutory     (34.0)%   (34.0)%
       State tax provision                  --       0.3
       Change in valuation allowance      34.0      34.0
                                         ------    ------

            Effective income tax rate      0.0 %     0.3 %
                                         =======   ======


       The Company has available at August 31, 1999 federal net operating loss carryforwards of approximately $2,611,000. The net operating loss carryforward will begin to expire in 2009. A significant portion of prior period net operating losses were not related to United States tax jurisdiction as the Company was a foreign corporation through September 1993.

8.     COMMITMENTS AND CONTINGENCIES

       Leases

       During 1999, the Company entered into an operating lease for its office space with an initial term which expires in 2002. The lease requires minimum annual rentals plus increases based on real estate taxes and operating costs. The Company, at its option, may renew the lease for one two year period. Rental expense for the year ended August 31, 1999 was $13,390. (See Note 3 for leasing arrangements in fiscal 1998.)

       Future minimum annual rentals under the Company's non-cancellable operating leases with initial terms greater than one year consist of the following:


       YEAR ENDING AUGUST 31,
       ----------------------
            2000                  $     59,200
            2001                        59,200
            2002                        49,200
                                      --------
                                      $167,600
                                      ========


       Employment Agreements

       On April 26, 1999, the Company entered into a one year employment agreement with an officer commencing on May 1, 1999. The Company will pay the officer $100,000 for the year. Pursuant to the agreement, the officer received 30,000 shares of common stock for services previously rendered and an option to purchase 100,000 shares of the Company's common stock at $0.45 per share. The Company anticipates that at the end of the one year term, it will enter into a new employment agreement with the officer.

       The Company has also entered into a one year employment agreement with another officer, commencing on August 1, 1999. The Company will pay the officer $84,000 per year. Pursuant to the agreement, the officer will be issued 5,000 shares of common stock on September 1, 1999, December 1, 1999 and March 1, 2000. Additionally, the agreement provides that the officer is to receive a qualified stock option to purchase 50,000 shares of common stock at an exercise price of $3.00 per share, expiring on July 1, 2001.

                                 ACUBID.COM INC.
                (FORMERLY INTERNATIONAL ACUVISION SYSTEMS, INC.)

                          NOTES TO FINANCIAL STATEMENTS

                  FOR THE YEARS ENDED AUGUST 31, 1999 AND 1998

8.     COMMITMENTS AND CONTINGENCIES (CONTINUED)

       Year 2000 Disclosure

       The Company has conducted a comprehensive review of its computer operations to identify the systems that could be adversely affected by the Year 2000 Issue and has developed and implemented a plan that it believes has resolved the issue. The Year 2000 Issue is a result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's programs that have time-sensitive software might have recognized a date using "00" as the year 1900 rather than the 2000. This could have resulted in a major system failure or miscalculations. The Company presently believes that, with modifications already made to existing software and conversion to new software, the Year 2000 problem will not pose significant operations problems for the Company's computer systems as so modified and converted.

9.     Private Placement of 6% Cumulative Convertible Redeemable
       Preferred Stock

       In July 1999, the Company initiated a private placement to sell 400 units at $10,000 per unit. Each unit consists of 10,000 shares of 6% cumulative convertible preferred stock and warrants to purchase 5,000 shares of the Company's common stock. Dividends are payable semi-annually. Each preferred share is convertible into .666 common shares in the first year, .4 shares in the second year, and .285 shares thereafter. No preferred shares can utilize the conversion feature until six months after the offering has been concluded. The warrants to purchase common shares are exercisable at $2.00 per share in the first year and $3.00 per share thereafter. The warrants expire five years from the date of issue. The Company raised approximately $3,950,000 from this offering, of which $3,800,000 had been subscribed and received as of August 31, 1999. Pursuant to the terms of the preferred stock, the Company is not permitted to declare or pay any dividends on its common stock unless all preferred dividends due have been paid.

       RIGHT TO REDEMPTION

       At any time on or after the fifth anniversary of the issuance of the Series A Preferred, the holders of the Series A Preferred may elect to require the Company to redeem such holders' shares of Series A Preferred at a price equal to $1 per share plus all accrued and unpaid dividends accrued as of such date. The holders of Series A Preferred may require the Company to effect such a redemption by giving written notice to the Company of such election.

10.    STOCKHOLDERS' EQUITY

       COMMON SHARES ISSUED FOR SETTLEMENT OF DEBT

       During March 1999, the Company restructured certain liabilities. Debentures outstanding at their face amount of $75,000, and related accrued interest of $8,423, were extinguished in exchange for which the debenture holders were issued an aggregate of 300,000 shares of the Company's common stock (See Notes 4 and 5).

       Additionally, outstanding professional fees of approximately $9,900 were settled by the issuance of 22,100 shares of common stock to the creditor.

       In connection with the debt settlements referred to above, the excess of the fair value of the common shares issued, less the recorded value of the liabilities settled, in the amount of $120,421 has been reflected as an extraordinary loss in the accompanying statement of operations for 1999.

                                 ACUBID.COM INC.
                (FORMERLY INTERNATIONAL ACUVISION SYSTEMS, INC.)

                          NOTES TO FINANCIAL STATEMENTS

                  FOR THE YEARS ENDED AUGUST 31, 1999 AND 1998

10.    STOCKHOLDERS' EQUITY (CONTINUED)

       COMMON STOCK ISSUED IN EXCHANGE FOR SERVICES

       In March 1999, the Company issued an aggregate of 355,000 shares of its common stock to certain officers (200,000 shares), members of the Company's advisory board (70,000 shares) and consultants (85,000 shares) for services previously rendered to the Company. Compensation expense, which was based on the estimated fair value of the shares issued at the time of issuance ($.65 per share or $230,750) was recorded at that time.

       In April 1999, 31,000 shares of the Company's common stock were issued to consultants. The estimated fair value of the shares ($2.02 per share) was recorded at the time resulting in a charge to operations of approximately $63,000.

       In July 1999, an aggregate of 40,000 shares of the Company's common stock was issued to consultants and compensation expense recorded in the amount of $170,000 based on the fair market value of such shares at the time of issuance.

       In connection with an agreement between the Company and a consultant in August 1999, 30,000 shares of common stock were issued to the consultant. The fair value of such shares issued based on the price of the common stock, $108,750, was charged to operations. Additionally, the Company agreed to compensate the consultant with 70% of the proceeds (as defined) of all memorabilia sold by the Company pursuant to the agreement.

       COMMON SHARES RELEASED FROM ESCROW

       In August 1999, the Company's Board of Directors approved the release of 59,500 shares of the Company's common stock originally issued to an officer and previously held in escrow. The release of the shares resulted in a charge to operations of $193,375 based on the fair market value of the shares.

       PRIVATE PLACEMENTS OF COMMON STOCK

       In March 1999, the Company completed the sale of 111 units at $4,500 per unit in a private placement offering. Each unit consisted of 10,000 shares of its common stock and 1 warrant to purchase 10,000 shares of common stock at $0.45 per share. The warrants were exercisable at any time, and all warrants issued were exercised. Accordingly, the Company issued 2,220,000 shares of its common stock and received proceeds of $994,865, net of $4,135 of related costs.

                                 ACUBID.COM INC.
                (FORMERLY INTERNATIONAL ACUVISION SYSTEMS, INC.)

                          NOTES TO FINANCIAL STATEMENTS

                  FOR THE YEARS ENDED AUGUST 31, 1999 AND 1998

10.    STOCKHOLDERS' EQUITY (CONTINUED)

       WARRANTS

       In fiscal year 1997, the Company, in connection with a private placement, issued warrants to purchase 100,000 shares of its common stock. The warrants were immediately exercisable. The warrants expired unexercised in February 1999.

       In November 1997, the Company issued debentures with detachable, non-transferable warrants to purchase 87,500 shares of its common stock (Note 4). These warrants were immediately exercisable on issuance and expired in November 1999.

       The Company issued 1,900,000 common stock purchase warrants in connection with the issuance of its 6% convertible redeemable preferred stock (Note
       9). The warrants, which expire five years from the date of the preferred stock offering, can be exercised commencing six months after the offering for a period of twelve months for $2.00 per share. Thereafter, until they expire, the warrants can be exercised for $3.00 per share.

       The following summarizes information about warrants granted and outstanding at August 31, 1999 and 1998, and changes during the years then ended.


                                       FOR THE YEAR ENDED      FOR THE YEAR ENDED
                                         AUGUST 31, 1999        AUGUST 31, 1998
                                    ----------------------- ---------------------
                                                   WEIGHTED              WEIGHTED
                                                   AVERAGE               AVERAGE
                                                   EXERCISE              EXERCISE
                                     WARRANTS        PRICE   WARRANTS      PRICE
                                    -----------   ---------  --------   -----------
       Outstanding,
           beginning of year           187,500    $   0.89   100,000   $   1.18
                Granted              1,900,000        2.00    87,500       0.56
                Exercised              (52,500)       0.56      --           --
                Cancelled/expired     (100,000)       1.18      --           --
                                    ----------       -----   -------       -----
       Outstanding, end of year      1,935,000    $   1.97   187,500   $   0.89
                                    ==========       =====   =======      =====


11.    STOCK OPTIONS AND INCENTIVE EQUITY PLANS

       STOCK OPTIONS

       The Company granted options to purchase shares of its common stock as indicated below. The options were fully vested on the dates of grant.

       In 1996, the Company granted options to purchase 212,500 shares of its common stock to officers, directors, and employees of the Company, which expired in January and May 1998. Exercise prices ranged from $0.70 to $1.58 Canadian per share ($0.66 to $1.16 U.S. per share at the date of grant). Options to purchase 113,750 shares of its common stock were exercised in fiscal year 1997 and options to purchase 98,750 of its common stock expired in fiscal year 1998.

                                 ACUBID.COM INC.
                (FORMERLY INTERNATIONAL ACUVISION SYSTEMS, INC.)

                          NOTES TO FINANCIAL STATEMENTS

                  FOR THE YEARS ENDED AUGUST 31, 1999 AND 1998

11.    STOCK OPTIONS AND INCENTIVE EQUITY PLANS (CONTINUED)

       STOCK OPTIONS (CONTINUED)

       In 1997, the Company granted options to purchase 235,000 shares of the Company's common stock to directors and officers of the Company, which expired in June and July 1999. Exercise prices ranged from $0.70 and $3.70 Canadian per share ($1.02 to $2.72 U.S. per share at the date of grant). Options to purchase 75,000 shares were cancelled in fiscal year 1997, and options to purchase 160,000 shares were cancelled in fiscal year 1998.

       In fiscal year 1998, the Company granted options to purchase 50,000 shares of the Company's common stock to an employee of the Company, which were to expire in September 1999. The exercise price was $1.60 Canadian per share ($1.44 U.S. per share at the date of grant). All of these options were cancelled in fiscal year 1998.

       During 1999, the Company granted options to certain employees, directors and consultants to purchase 735,000 shares of common stock at exercise prices ranging from $.45 to $2.50 per share. The option expire between 2 and 3 years from the time of the grant. Compensation expense recorded pursuant to the provision of SFAS No. 123 and APB 25 amounted to approximately $518,250. As of August 31, 1999, 100,000 options had been exercised.

       The following summarizes information about stock options granted and outstanding at August 31, 1999 and 1998, and changes during the years then ended.


                                       FOR THE YEAR ENDED      FOR THE YEAR ENDED
                                      AUGUST 31, 1999            AUGUST 31, 1998
                                    -----------------------  -----------------------
                                                 WEIGHTED                 WEIGHTED
                                                 AVERAGE                  AVERAGE
                                                 EXERCISE                 EXERCISE
                                    OPTIONS       PRICE      OPTIONS        PRICE
                                    ----------  ----------   ---------   ----------
       Outstanding,
           beginning of year            --      $    --       258,750    $   0.90
                Granted              735,000        0.71       50,000        0.26
                Exercised           (100,000)      (0.45)       --           0.00
                Cancelled/expired       --           --      (308,750)       0.80
                                    --------        -----    --------       -----
       Outstanding, end of year      635,000    $   0.75        --       $   0.00
                                    ========        =====    ========       =====


                                 ACUBID.COM INC.
                (FORMERLY INTERNATIONAL ACUVISION SYSTEMS, INC.)

                          NOTES TO FINANCIAL STATEMENTS

                  FOR THE YEARS ENDED AUGUST 31, 1999 AND 1998

11.    STOCK OPTIONS AND INCENTIVE EQUITY PLANS (CONTINUED)

       STOCK OPTIONS (CONTINUED)

       The weighted average assumptions used to calculate the fair value of the stock options granted in 1999 and 1998 are:


                                         1999          1998
                                     ------------   ----------
       Dividend yield                        0%           0%
       Risk free interest rate            4.74%        5.57%
       Fair value                    $     0.70     $   0.76
       Expected contractual life      2.5 Years      2 Years


       SFAS No. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION, requires the use of option valuation models to provide supplemental information regarding options granted after 1994. Pro forma information regarding net income and earnings per share shown below was determined as if the Company had accounted for its employee stock options under the fair value method of that statement.

       For purposes of pro forma disclosures, the estimated fair value of the options is amortized over the options' vesting periods. The pro forma effect on net loss for 1999 and 1998 may not be representative of the actual results had the Company accounted for the stock options using the fair value method.


                                                                                  1999                 1998
                                                                           ------------------  -----------------
       Net loss, as reported                                            $     (1,874,482)      $   (273,299)
       Pro forma net loss                                                     (2,010,482)          (273,299)
       Basic and diluted net loss per share, as reported                           (0.47)             (0.10)
       Pro forma basic and diluted net loss per share                              (0.50)             (0.10)


       INCENTIVE EQUITY PLANS

       During August 1999, the Company adopted its 1999 Incentive Equity Plan ("Incentive Plan") and the 1999 Stock Option Plan for Non-Employee Directors ("Directors Plan").

       Officers, including officers who are members of the Board of Directors, and other key employees of and consultants to the Company may be selected by the Committee (as defined below) to receive benefits under the Incentive Plan.

       The Incentive Plan authorizes the granting of options to purchase shares of common stock ("Option Rights"), stock appreciation rights ("Appreciation Rights"), restricted shares ("Restricted Shares"), deferred shares ("Deferred Shares"), performance shares ("Performance Shares") and performance units ("Performance Units").

       Subject to adjustment as provided in the Incentive Plan, the number of shares of common stock that may be issued or transferred, plus the amount of shares of common stock covered by outstanding awards granted under the Incentive plan, shall not in the aggregate exceed 1,500,000 shares. The number of Performance Units granted under the Incentive plan shall not in the aggregate exceed 100,000. The number of shares of common stock granted under the Incentive

       Plan to any individual in any calendar year shall not in the aggregate exceed 100,000. As of August 31, 1999, no options have been granted pursuant to the incentive equity plans.

                                 ACUBID.COM INC.
                (FORMERLY INTERNATIONAL ACUVISION SYSTEMS, INC.)

                          NOTES TO FINANCIAL STATEMENTS

                  FOR THE YEARS ENDED AUGUST 31, 1999 AND 1998

11.    STOCK OPTIONS AND INCENTIVE EQUITY PLANS (CONTINUED)

       OPTION RIGHTS

       The Company may grant Option Rights that entitle the optionee to purchase shares of common stock at a price less than, equal to or greater than market value on the date of grant.

       The exercise price for nonqualified stock options granted may not be less than 85% of the fair market value per share of common stock on the date of grant. The exercise price for ISOs may not be less than the fair market value per share of common stock on the date, and ISOs granted to persons owning more than 10% of the Company's voting stock must have an exercise price of not less than 110% of the fair market value per share of common stock on the date of grant. All options granted must be exercised within ten years of grant, except that ISOs granted to 10% or more stockholders must be exercised within five years of grant. The aggregate market value (as determined as of the date of grant) of the common stock for which any optionee may be awarded ISOs which are first exercisable by such optionee during any calendar year may not exceed $100,000.

       APPRECIATION RIGHTS

       Appreciation Rights granted under the Incentive Plan may be either free-standing or granted in tandem with Option Rights. An Appreciation Right represents the right to receive from the Company the difference ("Spread"), or a percentage thereof not in excess of 100 percent, between the base price per share of common stock in the case of a free-standing Appreciation Right, or the option price of the related Option Right in the case of a tandem Appreciation Right, and the market value of the common stock on the date of exercise of the Appreciation Right. Tandem Appreciation Rights may only be exercised at a time when the related Option Right is exercisable and the Spread is positive, and the exercise of a tandem Appreciation Right requires the surrender of the related Option Right for cancellation.

       A free-standing Appreciation Right must have a base price that is at least equal to the fair market value of a share of common stock on the date of grant must specify certain other criteria that are necessary before the Appreciation Right becomes exercisable and may not be exercised more than 10 years from the date of grant.

       RESTRICTED SHARES

       An award of Restricted Shares involves the immediate transfer by the Company to a participant of ownership of a specific number of shares of common stock in consideration of the performance of services, or, as and to the extent determined by the Company, the achievement of certain objectives. The participant is entitled immediately to voting, dividend and other ownership rights in the shares. The transfer may be made without additional consideration from the participant or in consideration of a payment by the participant that is less than the market value of the shares on the date of grant, as the Committee may determine.

                                 ACUBID.COM INC.
                (FORMERLY INTERNATIONAL ACUVISION SYSTEMS, INC.)

                          NOTES TO FINANCIAL STATEMENTS

                  FOR THE YEARS ENDED AUGUST 31, 1999 AND 1998

11.    STOCK OPTIONS AND INCENTIVE EQUITY PLANS (CONTINUED)

       DEFERRED SHARES

       An award of Deferred Shares constitutes an agreement by the Company to deliver shares of common stock to the participant in the future in consideration of the performance of services, subject to the fulfillment of such conditions during the deferral period (as defined in the Incentive Plan) as the Company may specify.

       THE DIRECTORS PLAN

       The Directors Plan will be administered by a committee ("Committee") of the Board of Directors, consisting of no less than two members of the Board. Only members of the Board of Directors who are not employees of the Company (each a "Director") will be eligible to participate in the Directors Plan.

       Subject to adjustment as described below, the number of shares issued or transferred, plus the number of shares covered by outstanding options under the Director Plan shall not exceed 250,000 shares of common stock. Shares of common stock covered by an option, which is cancelled or terminated, will again be available to be issued or to be the subject of a stock option granted under the Directors Plan.

       The exercise price of the options granted is equal to the fair market value per share of common stock on the date of grant. Options granted under the Directors Plan shall become exercisable to the extent of 20% of the common shares subject thereto on the Date of Grant and to the extent of an additional 20% of the common shares subject thereto after each of the first four anniversaries of such date, for so long as the Optionee continues to serve as a member of the Board.

12.    LOSS PER SHARE

       The computations of net loss per common share for the years ended August 31, 1999 and 1998 are as follows:


                                                                              1999             1998
                                                                          ------------   ---------------
Loss from continuing operations before
    extraordinary items                                                   $(1,826,806)   $      (229,985)
Less: Preferred dividends                                                      19,000               --
                                                                          -----------    ---------------
Loss from continuing operations before
    extraordinary items applicable to common
    shareholders                                                          $(1,845,806)   $      (229,985)
                                                                          ===========    ===============

Weighted average number of common shares
    outstanding - basic and diluted                                         4,040,496          2,649,301
                                                                          ===========    ===============
Basic and diluted loss from continuing operations
    per common share before extraordinary items                           $     (0.46)   $         (0.09)
                                                                          ===========    ===============


                                 ACUBID.COM INC.
                (FORMERLY INTERNATIONAL ACUVISION SYSTEMS, INC.)

                          NOTES TO FINANCIAL STATEMENTS

                  FOR THE YEARS ENDED AUGUST 31, 1999 AND 1998

12.    LOSS PER SHARE (CONTINUED)

       The effect of the potentially dilutive securities listed below were not included in the computation of diluted loss per share, because to do so would have been antidilutive for the period presented.


                                                        1999      1998
                                                      --------  --------
Shares of common stock issuable under:
  Stock options                                     635,000      --
  Common stock purchase warrants                     35,000   187,500


13.    DISCONTINUED OPERATIONS

       In December 1999, the Company formalized its decision to, in substance, discontinue its AcuVision Product Line. This decision was reached after efforts to secure alternative contract manufacturers were not successful, and the Company decided that the economics of this business did not warrant the expenditure of further effort at the present time. Results of this discontinued operation for the years ended August 31, 1999 and 1998 were as follows:


                          FOR THE YEARS ENDED AUGUST 31,
                          ------------------------------
                                 1999          1998
                           ---------------   ---------
Net sales                  $          --     $ 157,140
Cost of sales                         --       117,881
                           ---------------   ---------

    Gross margin                      --        39,259

Operating expenses                    --        82,573
                           ---------------   ---------

    Loss from operations   $          --     $ (43,314)
                           ===============   =========


                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS
                                     OF JDI

Independent Auditors' Report..................................................................G-1
Consolidated Balance Sheet - December 31, 1999................................................G-3
Consolidated Statement of Operations for the Period from Inception
 (February 25, 1999) to December 31, 1999.....................................................G-4
Statement of Change in Stockholders' Equity for the Period from Inception
 (February 25, 1999) to December 31, 1999.....................................................G-5
Consolidated Statement of Cash Flows for the Period from Inception
 (February 25, 1999) to December 31, 1999.....................................................G-6
Notes to Consolidated Financial Statements
For Years Ended December 31, 1999 and 1998....................................................G-7


                            PT JARING DATA INTERAKTIF
                                 AND SUBSIDIARY
                      (COMPANIES IN THE DEVELOPMENT STAGE)

                        CONSOLIDATED FINANCIAL STATEMENTS
                FOR THE PERIOD FROM INCEPTION (FEBRUARY 25, 1999)
                              TO DECEMBER 31, 1999
                                       AND
                          INDEPENDENT AUDITORS' REPORT













                               INDONESIAN CURRENCY
                  (WITH TRANSLATION INTO UNITED STATES DOLLAR)

            THIS REPORT IS ORIGINALLY ISSUED IN INDONESIAN LANGUAGE.







                          INDEPENDENT AUDITORS' REPORT

REPORT NO. 33435S

The Board of Directors and Stockholders
PT JARING DATA INTERAKTIF

We have audited the consolidated balance sheet of PT Jaring Data Interaktif and Subsidiary (companies in the development stage) as of December 31, 1999, and the related consolidated statements of operations, changes in stockholders' equity and cash flows for the period from inception (February 25, 1999) to December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with auditing standards established by the Indonesian Institute of Accountants. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of PT Jaring Data Interaktif and Subsidiary as of December 31, 1999, and the results of their operations and their cash flows for the period then ended in conformity with generally accepted accounting principles.

            THIS REPORT IS ORIGINALLY ISSUED IN INDONESIAN LANGUAGE.

Note 14 to the consolidated financial statements summarizes the effects the economic condition in Indonesia has had on the Company, as well as the measures the Company plans to implement in response to the economic condition.









PRASETIO, UTOMO & CO.
License No. 98.2.0024









Drs. Rusdy Daryono
License No. 98.1.0061








March 1, 2000

                                NOTICE TO READERS

The accompanying consolidated financial statements are intended to present the financial position, results of operations and cash flows in accordance with accounting principles and practices generally accepted in Indonesia and not those of any other jurisdictions. The standards, procedures and practices to audit such financial statements are those generally accepted and applied in Indonesia.

        These Consolidated Financial Statements are Originally Issued in
                              Indonesian Language.

                    PT JARING DATA INTERAKTIF AND SUBSIDIARY
                      (Companies in the Development Stage)
                           CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1999


                                     ASSETS

-------------------------------------------------------------------------------
                                           Notes       Rp          U.S.$ (Note 3)
                                          ------  --------------   --------------
CURRENT ASSETS

Cash on hand and in banks                   2,4   1,012,828,166         141,456
Accounts receivable                                  55,650,000           7,772
Advances for expenses                        11     123,954,500          17,312
Prepaid tax                                           4,110,317             574
                                                  -------------   -------------
Total Current Assets                              1,196,542,983         167,114

DEFERRED TAX ASSET                          2,8     473,725,647          66,163

PROPERTY AND EQUIPMENT
Net of Accumulated Depreciation             2,5   3,383,841,532         472,604

OTHER ASSETS

Refundable deposits                        6,11     401,139,050          56,025
                                                  -------------

TOTAL ASSETS                                      5,455,249,212         761,906
                                                  =============   =============



                                        LIABILITIES AND STOCKHOLDERS' EQUITY
-------------------------------------------------------------------------------------------------------------
                                                      Notes               Rp                U.S.$ (Note 3)
                                                     ---------    --------------------    -------------------
CURRENT LIABILITIES
Accounts payable                                        7               1,020,766,800                142,565
Due to stockholder                                     2,9                230,473,100                 32,189
Taxes payable                                           8                 112,341,502                 15,690
Accrued expenses                                                          238,260,495                 33,277
                                                                  --------------------    -------------------
Total Current Liabilities                                               1,601,841,897                223,721
                                                                  --------------------    -------------------
MINORITY INTEREST                                       2                 171,284,098                 23,922
                                                                  --------------------    -------------------
STOCKHOLDERS' EQUITY
Capital stock - Rp 25 par value
     Authorized, subscribed and fully paid -
     200,000,000  shares                                10              5,000,000,000                698,324
Net loss during the development stage                                  (1,317,876,783)              (184,061)
                                                                  --------------------    -------------------
Net Stockholders' Equity                                                3,682,123,217                514,263
                                                                  --------------------    -------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                              5,455,249,212                761,906
                                                                  ====================    ===================



        See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

        These Consolidated Financial Statements are Originally Issued in
                              Indonesian Language.

                    PT JARING DATA INTERAKTIF AND SUBSIDIARY
                      (Companies in the Development Stage)
                      CONSOLIDATED STATEMENT OF OPERATIONS
                          FOR THE PERIOD FROM INCEPTION
                    (February 25, 1999) TO DECEMBER 31, 1999


                                                            Notes               Rp                U.S.$ (note 3)
                                                          ----------    --------------------    --------------------
REVENUE                                                       2
     Subscription Agreement                                  11                  24,450,000                   3,415
                                                                        --------------------    --------------------
EXPENSES                                                      2
     Salaries and employee benefits                                             687,855,828                  96,069
     Representation and entertainment                                           316,714,301                  44,234
     Professional fees                                                          182,505,909                  25,490
     Depreciation                                            2,5                166,109,536                  23,200
     Advertising and promotion                                                  153,251,462                  21,404
     Rental                                                                     135,973,966                  18,991
     Transportation                                                             108,010,769                  15,085
     Service fee                                                                 94,832,470                  13,245
     Telephone and electricity                                                   86,456,043                  12,075
     Installation and related expenses                                           73,183,690                  10,221
     Stationery and office supplies                                              61,463,151                   8,584
     Permit and taxes                                                            21,307,500                   2,976
     Miscellaneous                                                                7,241,690                   1,011
                                                                        --------------------    --------------------
Total Expense                                                                 2,094,906,315                 292,585
                                                                        --------------------    --------------------
LOSS FROM OPERATIONS                                                          2,070,456,315                 289,170
                                                                        --------------------    --------------------
OTHER INCOME
     Gain on foreign exchange - net                           2                 131,353,926                  18,345
     Interest income - net                                                        8,784,057                   1,227
                                                                        --------------------    --------------------
Total Other Income                                                              140,137,983                  19,572
                                                                        --------------------    --------------------
LOSS BEFORE PROVISION FOR INCOME TAX                                          1,930,318,332                 269,598
PROVISION FOR INCOME TAX
     Deferred                                                2,8               (473,725,647)                (66,163)
                                                                        --------------------    --------------------
LOSS BEFORE MINORITY INTEREST                                                 1,456,592,685                 203,435

MINORITY INTEREST IN
     NET LOSS OF SUBSIDIARY                                   2                (138,715,902)                (19,374)
                                                                        --------------------    --------------------
NET LOSS                                                                      1,317,876,783                 184,061
                                                                        ====================    ====================


        See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

        These Consolidated Financial Statements are Originally Issued in
                              Indonesian Language.

                    PT JARING DATA INTERAKTIF AND SUBSIDIARY
                      (Companies in the Development Stage)
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                          FOR THE PERIOD FROM INCEPTION
                    (February 25, 1999) TO DECEMBER 31, 1999

                                                                                                                   Net Loss
                                                                                                                 during the
           Description                 Note   No. of Shares      Per Share                Amount              Development Stage
----------------------------------   -------  -------------  ----------------      -------------------      --------------------
Initial issuance for cash                         250,000    Rp         1,000       Rp     250,000,000      Rp         --

Change in par value                       10

     Old                                         (250,000)             (1,000)            (250,000,000)                --

     New                                       10,000,000                  25              250,000,000                 --

Additional issuance for cash              10  190,000,000                  25            4,750,000,000                 --

Net Loss                                               --                --                         --           1,317,876,783
                                          ---------------                          --------------------     ------------------
     Balance at December 31, 1999             200,000,000                             Rp 5,000,000,000      Rp   1,317,876,783
                                          ===============                          ====================     ==================


           Description                 Net Stockholders' Equity
----------------------------------     ------------------------
Initial issuance for cash                 Rp    250,000,000

Change in par value

     Old                                       (250,000,000)

     New                                        250,000,000

Additional issuance for cash                  4,750,000,000

Net Loss                                     (1,317,876,783)
                                         ------------------
     Balance at December 31, 1999        Rp   3,682,123,217
                                         ==================


        See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

        These Consolidated Financial Statements are Originally Issued in
                              Indonesian Language.

                    PT JARING DATA INTERAKTIF AND SUBSIDIARY
                      (Companies in the Development Stage)
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                          FOR THE PERIOD FROM INCEPTION
                    (February 25, 1999) TO DECEMBER 31, 1999


                                                                                    Rp              U.S.$ (Note 3)
                                                                              ---------------       -------------
CASH FLOWS FROM
OPERATING ACTIVITIES
Net Loss                                                                      (1,317,876,783)         (184,061)
Adjustments to reconcile net loss to net cash used in operating activities:
       Depreciation                                                              166,109,536            23,200
       Provision for Income Tax - deferred                                      (473,725,647)          (66,163)
       Minority interest in net loss of subsidiary                              (138,715,902)          (19,374)
       Operating assets and liabilities
             Accounts receivable                                                 (55,650,000)           (7,772)
             Advances for expenses                                              (123,954,500)          (17,312)
             Prepaid tax                                                          (4,110,317)             (574)
             Refundable deposits                                                (401,139,050)          (56,025)
             Accounts payable                                                  1,020,766,800           142,565
             Taxes payable                                                       112,341,502            15,690
             Accrued expenses                                                    238,260,495            33,277
                                                                              --------------    --------------
Net Cash Used in Operating Activities                                           (977,693,866)         (136,549)

CASH FLOWS FROM INVESTING

ACTIVITY
Acquisitions of property and equipment                                        (3,549,951,068)         (495,804)
                                                                              --------------    --------------
CASH FLOWS FROM FINANCING
ACTIVITIES
Issuance of capital stock                                                      5,000,000,000           698,324
Capital contributions from minority interest
       in subsidiary                                                             310,000,000            43,296
Advances from stockholder                                                        230,473,100            32,189
                                                                              --------------    --------------
Net Cash Provided by Financing Activities                                      5,540,473,100           773,809
                                                                              --------------    --------------
CASH ON HAND AND IN BANKS AT END
OF PERIOD                                                                      1,012,828,166           141,456
                                                                              ==============    ==============


        See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

        These Consolidated Financial Statements are Originally Issued in
                              Indonesian Language.

                    PT JARING DATA INTERAKTIF AND SUBSIDIARY
                      (Companies in the Development Stage)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1.       General

       PT Jaring Data Interaktif ("the Company") was established on February 25, 1999 based on the notarial deed No. 2 of Uus Sumirat S.H. The deed of establishment was approved by the Ministry of Justice in its decision letter No. C-17528.HT.01.01.Th 99 dated October 12, 1999. Based on the Stockholders' Extraordinary Meeting held on November 12, 1999, the Company's articles of association has been amended to increase the Company's authorized, subscribed and fully paid capital stock (see Note
       10).

     According to article 3 of its articles of association, the Company shall engage in trading, construction, manufacturing, agriculture, transportation, printing, multimedia satellite and service. Its activities since its establishment have been related mainly to the development and marketing of a television program starting in 1999.

     PT Medialintas Antarbuana ("MLB"), the Company's 69%-owned subsidiary, was established in 1995 but had been dormant until 1998. In 1999, it established the groundwork to provide internet-related services to the Company. It obtained a principal license to engage as an internet service provider from the Directorate General of Post and Telecommunication of the Ministry of Transportation in its letter No. 19/DIRJEN/2000 dated February 4, 2000.

     As of December 31, 1999, the Companies are in the development stage as defined under Statement of Financial Accounting Standards No. 6, "Accounting and Reporting by Development Stage Enterprises".

     Based on the amendment of the Company's articles of association which is notarized under notarial deed No. 1 dated April 12, 1999 of Uus Sumirat S.H., the composition of the Company's Board of Commissioners and Directors is as follows:

 President Commissioner            :  Mr. Ahmad Sidik Mauladi Iskandar Dinata
 Vice President Commissioner       :  Mr. Priyatno Sulisto
 Commissioner                      :  Mr. Ichyar Musa
 Commissioner                      :  Mr. Adisatrya Suryo Sulisto
 Commissioner                      :  Mr. Doopy Irwan
 Commissioner                      :  Mrs. Dewi Allice Lydia Gontha

 President Director                :  Mr. Suhardi Gunawan Halim
 Director                          :  Mr. Agusjulianto Sunjoto
 Director                          :  Mr. Cecil Constantino Alexander

        These Consolidated Financial Statements are Originally Issued in
                              Indonesian Language.

                    PT JARING DATA INTERAKTIF AND SUBSIDIARY
                      (Companies in the Development Stage)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The total number of the Company's employees as of December 31, 1999 is 18 persons. The Company's office is located at Mezzanine Floor, Wisma Indovision, JI. Raya Panjang Z/III, Jakarta.

        These Consolidated Financial Statements are Originally Issued in
                              Indonesian Language.


                    PT JARING DATA INTERAKTIF AND SUBSIDIARY
                      (Companies in the Development Stage)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF CONSOLIDATED FINANCIAL STATEMENTS

     The consolidated financial statements have been prepared on the historical cost basis of accounting.

     The consolidated statement of cash flows presents cash receipts and payments into operating, investing and financing activities. The cash flows from operating activities are reported under the indirect method.

     PRINCIPLES OF CONSOLIDATION

     The consolidated financial statements include the accounts of the Company and PT Medialintas Antarbuana. All significant inter-company accounts and transactions have been eliminated.

     TRANSACTIONS WITH RELATED PARTIES

     The Company has transactions with certain parties which are regarded as having special relationship as defined under Statement of Financial Accounting Standards No. 7, "Related Party Disclosures".

     The nature and extent of these transactions with related parties are disclosed in Note 9.

     PROPERTY AND EQUIPMENT

     Property and equipment are stated at cost less accumulated depreciation. Depreciation is computed on the straight-line method over the estimated useful lives of the assets as follows:


                                             Years
                                         ------------
Infrastructure                                 4
Operating equipment                            4
Office furniture and equipment                 4


     The cost of maintenance and repairs is charged to income as incurred; significant renewals and betterments are capitalized to the related property and equipment account. When assets are retired or otherwise disposed of, their costs and the related accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected in income for the period.

        These Consolidated Financial Statements are Originally Issued in
                              Indonesian Language.

                    PT JARING DATA INTERAKTIF AND SUBSIDIARY
                      (Companies in the Development Stage)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

     REVENUE AND EXPENSE RECOGNITION

     Revenue from subscription is recognized when the service is delivered to the subscriber based on the respective subscription terms.

     Expenses are recognized when incurred.

     FOREIGN CURRENCY TRANSACTIONS AND BALANCES

     Transactions involving foreign currencies are recorded at the rates of exchange prevailing at the time the transactions are made. At balance sheet date, assets and liabilities denominated in foreign currencies are adjusted to reflect the rates of exchange prevailing at such date as published by Bank Indonesia (Central Bank), and the resulting gains or losses are credited or charged to current operations.

     For December 31, 1999, the average buying rate of exchange used was Rp 7,100 to U.S.$1.

     DEFERRED INCOME TAX

     The Company follows the deferred tax liability method in accounting for Income Tax. Under this method, the tax effects are recognized for timing differences between financial reporting and Income Tax purposes and fiscal loss carry-over, that will result in taxable or deductible amounts in determining taxable profit of future periods when the carrying amount of the asset or liability is recovered or settled.


3.       TRANSLATIONS OF RUPIAH INTO UNITED STATES DOLLAR

     The financial statements are stated in rupiah. The translations of the rupiah amounts into United States dollar are included solely for the convenience of the readers, using the average of Rp 7,160 to U.S.$1 of the market buying and selling rates published by Bank of Indonesia on March 1, 2000. The convenience translations should not be construed as representations that h rupiah amounts have been, could have been, or could in the future be, converted into United States dollar at this or any other rate of exchange.

        These Consolidated Financial Statements are Originally Issued in
                              Indonesian Language.

                    PT JARING DATA INTERAKTIF AND SUBSIDIARY
                      (Companies in the Development Stage)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.       CASH ON HAND AND IN BANKS

     This account consists of the following:

Cash on hand                             Rp      17,886,200

Cash in banks
       PT Bank Central Asia                     954,256,616
       PT Bank Universal                         35,791,220
       Others                                     4,894,130
                                              -------------
Total                                    Rp   1,012,828,166
                                              =============


5.       PROPERTY AND EQUIPMENT

     The details of property and equipment are as follows:


                                                           Transactions during the Period
                                      --------------------------------------------------------------------------
                                         Beginning
                                          Balance            Additions        Deductions       Ending Balance
                                      ----------------- -------------------- --------------  -------------------
     Cost:

     Infrastructure                   Rp      --        Rp  1,695,543,600    Rp    --        Rp  1,695,543,600
     Operating equipment                      --            1,539,835,200          --            1,539,835,200
     Office furniture and equipment           --              314,572,268          --              314,572,268
                                      ----------------- -------------------- --------------  -------------------

     Total Cost                               --            3,549,951,068          --            3,549,951,068
                                      ----------------- -------------------- --------------  -------------------

     Accumulated Depreciation:

     Infrastructure                           --                3,592,500          --                3,592,500
     Operating equipment                      --              134,083,561          --              134,083,561
     Office furniture and equipment           --               28,433,475          --               28,433,475
                                      ----------------- -------------------- --------------  -------------------

     Total Accumulated Depreciation           --              166,109,536          --              166,109,536
                                      ----------------- -------------------- --------------  -------------------
     Net Book Value                   Rp      --                                             Rp  3,383,841,532
                                      =================                                      ===================


     Depreciation charged to operations amounted to Rp 166,109,536 during the period.

6.       REFUNDABLE DEPOSITS

     This account  consists of the deposits  amounting to U.S.$49,500
     (Rp  351,450,000)  and Rp 49,689,050 paid to Loral Orion Service Inc.
     - U.S.A. and other parties, respectively.

THESE CONSOLIDATED FINANCIAL STATEMENTS ARE ORIGINALLY ISSUED IN INDONESIAN LANGUAGE.

                    PT JARING DATA INTERAKTIF AND SUBSIDIARY

                      (COMPANIES IN THE DEVELOPMENT STAGE)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


--------------------------------------------------------------------------------
7.       ACCOUNTS PAYABLE

     This account consists of the following:

     PT Sentradata Mitra Cakrawala                                         Rp                861,258,400
     PT Grasindo                                                                              72,000,000
     PT Duta Tiara Kusuma                                                                     38,800,000
     PT Indo Bhakti Karya                                                                     31,943,000
     Others                                                                                   16,765,400
                                                                           -----------------------------------
     Total                                                                 Rp              1,020,766,800
                                                                           ===================================


--------------------------------------------------------------------------------
8.       TAXES PAYABLE

     This account consists of the following Income Taxes:

     Article 21                                                            Rp                 97,664,918
     Article 23                                                                               14,676,584
     Article 26                                                                                  -
                                                                           -----------------------------------
     Total                                                                 Rp                112,341,502
                                                                           ===================================

     A reconciliation between loss before provision for Income Tax, as shown in the consolidated statement of operations, and estimated fiscal loss for the period follows:

     Loss before provision for Income Tax per
          consolidated statement of operations                             (Rp            1,930,318,332)

     Timing difference -
          Depreciation                                                     (              1,608,865,998)

     Permanent differences:
          Non-deductible expenses
              Representation and entertainment                                              316,714,301
              Salaries and employee benefits                                                 51,975,300
          Interest income already subjected to final tax                   (                 17,456,760)
                                                                           -----------------------------------
     Estimated fiscal loss                                                 Rp             3,187,951,489
                                                                           ===================================

THESE CONSOLIDATED FINANCIAL STATEMENTS ARE ORIGINALLY ISSUED IN INDONESIAN LANGUAGE.

                    PT JARING DATA INTERAKTIF AND SUBSIDIARY

                      (COMPANIES IN THE DEVELOPMENT STAGE)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


     The computation of the provisions for Income Tax - deferred is as follows:

     Effection fiscal loss at enacted maximum tax rate of 30%                        Rp           956,385,446

     Effection timing differences at enacted maximum tax rate of 30% -

          Depreciation                                                               (           482,659,799)
                                                                                     -------------------------
     Provision for Income Tax - deferred                                             Rp           473,725,647
                                                                                     =========================


     The reconciliation between the provision for Income Tax calculated by applying the applicable tax rate of 30% to the loss before provision for Income Tax, and the provision for Income Tax shown in the consolidated statement of operations for the period is as follows:

     Loss before provision for Income Tax
          per consolidated statement of operations                                   Rp         1,930,318,332
                                                                                     =========================

     Provision for Income Tax at the applicable tax rate of 30%                      Rp           579,095,499

     Tax effect on permanent differences:

          Representation and entertainment                                           (            95,014,290)
          Salaries and employee benefits                                             (            15,592,590)
          Interest income already subject to final tax                                              5,237,028
                                                                                     -------------------------
     Provision for Income Tax per consolidated statement of operations               Rp           473,725,647
                                                                                     =========================

     The breakdown of the deferred tax assets as of December 31, 1999 is as follows:

     Fiscal loss carryover                                                           Rp           956,385,446
     Depreciation                                                                    (           482,659,799)
                                                                                     -------------------------
     Deferred tax asset - net                                                        Rp           473,725,647
                                                                                     =========================

     The timing difference on which deferred tax asset has been computed relates to the differences in the book and tax bases of property and equipment due to the use of different depreciation periods and methods for Income Tax and financial reporting purposes.

--------------------------------------------------------------------------------
9.       TRANSACTIONS WITH A RELATED PARTY

THESE CONSOLIDATED FINANCIAL STATEMENTS ARE ORIGINALLY ISSUED IN INDONESIAN LANGUAGE.

                    PT JARING DATA INTERAKTIF AND SUBSIDIARY

                      (COMPANIES IN THE DEVELOPMENT STAGE)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


     The Company obtained advances totaling U.S.$32,461 (Rp 230,473,100) from Mrs. Dewi Allice Lydia Gontha (stockholder). These advances, which are outstanding as of December 31, 1999, are non-interest bearing. There are no fixed repayment terms.

THESE CONSOLIDATED FINANCIAL STATEMENTS ARE ORIGINALLY ISSUED IN INDONESIAN LANGUAGE.

                    PT JARING DATA INTERAKTIF AND SUBSIDIARY

                      (COMPANIES IN THE DEVELOPMENT STAGE)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


--------------------------------------------------------------------------------
10.      CAPITAL STOCK

     The Company's stockholders as of December 31, 1999 are as follows:

                                      Number of Shares  Subscribed  Percentage      of
     Stockholders                     and Fully Paid                Ownership (%)       Amount
     -------------------------------  ----------------------------- ------------------- -----------------------
     Dewi Allice Lydia Gontha                  154,500,000                77.25%        Rp      3,862,500,000
     Adisatrya Suryo Sulisto                    40,000,000                20.00                 1,000,000,000
     Priyatno Sulisto                            2,000,000                 1.00                    50,000,000
     Cecil Constantino Alexander                 2,000,000                 1.00                    50,000,000
     Doopy Irwan                                   500,000                 0.25                    12,500,000
     Agusjulianto Sunjoto                          500,000                 0.25                    12,500,000
     Suhardi Gunawan Halim                         500,000                 0.25                    12,500,000
                                      ----------------------------- ------------------- -----------------------
     Total                                     200,000,000                100.00%       Rp      5,000,000,000
                                      ============================= =================== =======================

     In the Company's Stockholders' Extraordinary General Meeting held on November 12, 1999 the minutes of which are notarized under deed No. 1 dated December 1, 1999 of Uus Sumirat S.H., the stockholders resolved to amend the original articles of association for the following:

- increase in the authorized capital stock from Rp 1,000,000,000 consisting of 1,000,000 shares at Rp 1,000 par value per share to Rp 5,000,000,000 consisting of 200,000,000 shares at Rp 25 par value per share; and

- increase of Rp 4,750,000,000 in the paid-up capital from Rp 250,000,000 (250,000 shares at Rp 1,000 par value per share) to Rp 5,000,000,000 (200,000,000 shares at Rp 25 par value per share), which increase shall be subscribed and fully paid by Mrs. Dewi Allice Lydia Gontha and Mr. Adisatrya Suryo Sulisto in the amounts of Rp 3,800,000,000 and Rp 950,000,000, respectively.

     As of December 31, 1999, Mrs. Dewi Allice Lydia Gontha and Mr. Adisatrya Suryo Sulisto have fully paid their additional capital stock subscriptions totaling Rp 4,750,000,000.

     The above amendment to the Company's articles of association has been approved by the Ministry of Justice in its decision letter No. C-3665HT.01.04.TH.2000 dated February 23, 2000.

--------------------------------------------------------------------------------
11.      AGREEMENTS

     a.  LORAL ORION SERVICES INC., USA ("LORAL")

         On December 6, 1999, MLB entered into an agreement with Loral, whereby Loral agreed to provide telecommunication network services ("the services") for transporting Internet Protocol ("IP") packets between Loral Internet Gateways and MLB's site. The service consists, among others, of providing: (i) simplex Permanent Virtual Circuits ("PVC") between Loral Internet Gateway and MLB's site, (ii) Borday Gateway Protocol service between the router at MLB's site and Loral-designated U.S. Internet Service Provider

THESE CONSOLIDATED FINANCIAL STATEMENTS ARE ORIGINALLY ISSUED IN INDONESIAN LANGUAGE.

                    PT JARING DATA INTERAKTIF AND SUBSIDIARY

                      (COMPANIES IN THE DEVELOPMENT STAGE)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



         ("ISP"), (iii) required space segment, satellite uplink and downlink services, and (iv) technical consultancy service. MLB is obligated to pay Loral the following: (i) one-time installation fee of U.S.$5,000,
         (ii) monthly service fee of U.S.$16,500, and (iii) refundable deposit of U.S.$49,500.

THESE CONSOLIDATED FINANCIAL STATEMENTS ARE ORIGINALLY ISSUED IN INDONESIAN LANGUAGE.

                    PT JARING DATA INTERAKTIF AND SUBSIDIARY

                      (COMPANIES IN THE DEVELOPMENT STAGE)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


         As of December 31, 1999, MLB has paid to Loral refundable deposit amounting to U.S.$49,500 (Rp 351,450,000), installation fee amounting to U.S.$5,000 or Rp 35,690,000 (charged to Installation and Related Expenses) and service fee amounting to U.S.$16,500 or Rp 117,150,000 (charged to Advances).

         On December 8, 1999, the Company entered into an agreement with MLB, whereby MLB agreed to provide the services to the Company. In return, the Company agreed to reimburse MLB (i) monthly service fee of U.S.$16,500 and refundable deposit of U.S.$49,500 which have been paid by MLB to Loral as discussed above, and (ii) VSAT rental fees payable to Infokom (see "d" below) and IIX ("Indonesian Internet Exchange") fees amounting to U.S.$2,500 and U.S.$1,500 per month, respectively.

     b.  PT MESANA INVESTAMA UTAMA ("MESANA")

         The Company has an agreement with Mesana, a related company which is an Indonesian securities company. Under the agreement which is dated December 3, 1999, the Company agreed to provide Mesana online electronic stock trading, website development and maintenance, news and data supply, software license, web hosting and mail hosting. In return, Mesana shall pay the Company 25% of the total net commission on stock trading generated by Mesana of Rp 12,500,000 per month, whichever amount is greater.

     c.  PT INDONESIAN SATELLITE CORPORATION TBK ("INDOSAT")

         On October 1, 1999, the Company entered into a contract with Indosat, for the use of Indosat's Indosatnet facility by the Company for a compensation of Rp 7,500,000 per month. As of December 31, 1999, Indosat has billed the Company installation fee and rental fee amounting to Rp 2,500,000 and Rp 22,500,000, respectively.

     d.  PT INFOKOM ELECTRINDO ("INFOKOM")

         On October 6, 1999, MLB entered into a lease agreement with Infokom, for the use of Infokom's Very Small Aperture Terminal ("VSAT") equipment to be installed in MLB's site. In return, the Company agreed to pay Infokom, service fee amounting to U.S.$30,000 per year. The lease agreement will expire on November 17, 2000. As of December 31, 1999, the amounts of U.S.$2,375 and Rp 17,000,000 (charged to Service
         Fee) have been billed by Infokom to MLB.

     e.  PT TANJUNG BANGUN SEMESTA ("TBS")

         On September 1, 1999, the Company signed a memorandum of understanding with TBS whereby the Company agreed to provide TBS with Quick Financial Channel Program either

THESE CONSOLIDATED FINANCIAL STATEMENTS ARE ORIGINALLY ISSUED IN INDONESIAN LANGUAGE.

                    PT JARING DATA INTERAKTIF AND SUBSIDIARY

                      (COMPANIES IN THE DEVELOPMENT STAGE)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


         through direct cable connection or via Broadcast Satellite under certain terms and conditions as provided in the memorandum. The subscription revenue earned from TBS amounted to Rp 1,800,000 during the period.

THESE CONSOLIDATED FINANCIAL STATEMENTS ARE ORIGINALLY ISSUED IN INDONESIAN LANGUAGE.

                    PT JARING DATA INTERAKTIF AND SUBSIDIARY

                      (COMPANIES IN THE DEVELOPMENT STAGE)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


     f.  PT MATAHARI LINTAS CAKRAWALA ("MLC")

         On September 1, 1999, the Company entered into an agreement with MLC whereby the Company agreed to provide MLC with Quick Financial Channel Program through a direct cable connection which will become part of the subscription television service currently being provided by MLC. The revenue earned will be shared between the Company and MLC at the rates of 70% and 30%, respectively. The subscription revenue earned from MLC amounted to Rp 22,650,000 during the period.

     g.  PT BURSA EFEK JAKARTA ("BEJ")

         (i) On March 3, 1999, the Company and BEJ entered into an agreement whereby both parties agreed, among other matters, to cooperate in the development and provision of programming services such as:
              Stock Channel and TV Interactive/Web TV ("Program Channel"), which will be distributed via cable television operators in Indonesia, MLC's Indovision Digital channel and/or other media.

              Under the agreement, BEJ will: (i) provide certain supporting equipment and space in the Jakarta Stock Exchange which will be available to the Company in order to provide the programming service to other third parties and (ii) make available to the Company certain data and other information related with securities transactions in the Jakarta Stock Exchange. The calculated gross profit earned will be shared between the Company and BEJ at certain rate, which will vary from time to time, according to a table stipulated in the agreement.

         (ii) On September 24, 1999, the Company and BEJ entered into an agreement with the Directorate General of Tourism of the Republic of Indonesia, whereby the Company and BEJ agreed to broadcast the "Let's Go Indonesia" logo and to provide space/page in the Quick Financial Channel program without any charges. In return, the Directorate General of Tourism will require the Indonesian Hotel and Restaurant Association ("PHRI") to promote among their members the Quick Financial Channel program provided through MLC's Indovision broadcasting program.

     h.  BRIDGE INFORMATION SYSTEM (S) PTE. LTD., SINGAPORE ("BRIDGE")

         (i) On July 1, 1999, the Company entered into an agreement with Bridge whereby Bridge agreed to:

- install required equipment units in the Company's premises and ensure accurate and timely transmission of data, such as real-time information from commodity exchange, money market and stock exchange, etc.;

THESE CONSOLIDATED FINANCIAL STATEMENTS ARE ORIGINALLY ISSUED IN INDONESIAN LANGUAGE.

                    PT JARING DATA INTERAKTIF AND SUBSIDIARY

                      (COMPANIES IN THE DEVELOPMENT STAGE)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


- transmit the data and other information as stipulated in the agreement to the Company through a leased telecommunication line or satellite downlink, in respect of which the Company shall bear all cost and charges incurred; and

- grant the Company the license to use the data in accordance with the terms and conditions as stipulated in the agreement.

              In return, the Company is obligated to pay one-time installation fee of U.S.$300, monthly subscription fee of U.S.$1,000 and communication fees to be billed to the Company based on actual telecommunication lines used to deliver the data to the Company's site. The monthly subscription fees are waived for the first six months commencing on the date the equipment units are installed.

         (ii) On July 1, 1999, the Company entered into another agreement with Bridge whereby Bridge agreed to, among others:

- grant a license to the Company to access and utilize Bridge's product and service ("Bridge Services") in the production of the Company's television programming service in Indonesia (known as "Stockwatch");

- provide training and support to the Company in relation to the use of Bridge Services and assistance in converting the news and data contained in the Bridge Services into a variety of formats for presentation in Stockwatch; and

- provide access to the Bridge journalists in Asia for market moving stories.

 In recognition of Bridge's assistance, the Company will provide, among others:

- commercial airtime on the Stockwatch program and will produce Bridge commercials free of charge. The minimum airtime shall be three 30-second spots per day for one month every three months;

-        on-air marketing and attribution rights to Bridge; and

-        communication link between Bridge's office and the Company's premises.

--------------------------------------------------------------------------------
12.      ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

The Company has monetary assets and liabilities in U.S. dollar only as of December 31, 1999, as follows:

                                                            U.S. Dollar               Rupiah Equivalent (i)
                                                      -------------------------     ---------------------------
     Assets:
     Cash on hand and in banks                                       10,279                      72,980,900
     Advances                                                        16,500                     117,150,000
     Refundable deposits                                             49,500                     351,450,000

THESE CONSOLIDATED FINANCIAL STATEMENTS ARE ORIGINALLY ISSUED IN INDONESIAN LANGUAGE.

                    PT JARING DATA INTERAKTIF AND SUBSIDIARY

                      (COMPANIES IN THE DEVELOPMENT STAGE)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                      -------------------------     ---------------------------
     Total assets                                                    76,279                     541,580,900
                                                      =========================     ===========================

THESE CONSOLIDATED FINANCIAL STATEMENTS ARE ORIGINALLY ISSUED IN INDONESIAN LANGUAGE.

                    PT JARING DATA INTERAKTIF AND SUBSIDIARY

                      (COMPANIES IN THE DEVELOPMENT STAGE)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)




                                                            U.S. Dollar               Rupiah Equivalent (i)
                                                      -------------------------     ---------------------------
     Liabilities:
     Accounts payable                                               121,304                     861,258,400
     Due to stockholder                                              32,461                     230,473,100
     Accrued expense                                                  2,500                      17,750,000
                                                      -------------------------     ---------------------------
     Total liabilities                                              156,265                   1,109,481,500
                                                      -------------------------     ---------------------------
     Net liabilities                                                 79,986                     567,900,600
                                                      =========================     ===========================

     (i) THE RUPIAH EQUIVALENT BALANCES PRESENTED HAVE BEEN TRANSLATED USING THE PREVAILING RATE AT BALANCE SHEET DATE.

--------------------------------------------------------------------------------
13.      SUBSEQUENT EVENTS

     a. On January 26, 2000, the Company and AcuBid.com ("AcuBid", a U.S.A. company,) entered into a memorandum of understanding whereby:

     - AcuBid expressed its desire to form an Internet Service/Content Provider (ISP) which will provide e-commerce solutions to the markets of Asia, including Indonesia; and

     - AcuBid granted the Company an option to acquire 33 million of AcuBid's common stock. In return, the Company will provide 90% of its ISP contracts, licenses and assets to AcuBid, which will be formalized in an agreement to be entered into by and between both parties.

     b. On January 26, 2000, the Company entered into an agreement with PT Mediacitra Indostar (MCI) whereby the latter agreed to provide transponders with capacity of 16 Mbps to be used for transmitting Company data. The Company is obligated to pay MCI, fees amounting to U.S.$320,000 per year payable in twelve equal monthly installments starting on July 10, 2000. The agreement shall be valid for five years commencing June 1, 2000, and the amount of the fees is fixed during the 5-year period.

     c. On January 27, 2000, MLB entered into a contract with PT Telekomunikasi Indonesia Tbk Regional Division II ("PT Telkom"), whereby the latter agreed to provide telecommunications infrastructure and facilities to be used by MLB. The charges on the use of the infrastructure and facilities have been determined according to PT Telkom's list of tariff as stipulated in the agreement. The agreement is valid for two years commencing from the date of the agreement.

     d. In the Company's Stockholders' Meeting held on February 24, 2000 the minutes of which are notarized under deed No. 23 dated February 25, 2000 of Neneng Salmiah, S.H., M. Hum, the stockholders resolved to:

THESE CONSOLIDATED FINANCIAL STATEMENTS ARE ORIGINALLY ISSUED IN INDONESIAN LANGUAGE.

                    PT JARING DATA INTERAKTIF AND SUBSIDIARY

                      (COMPANIES IN THE DEVELOPMENT STAGE)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


     - approve the plan of Mrs. Dewi Allice Lydia Gontha and Mr. Adisatrya Suryo Sulisto to sell their stock ownership in the Company totaling 150,000,000 and 30,000,000 shares, respectively, to Alanberg Pte. Ltd. ("Alanberg"), a Singapore limited liability company, or to another party which will be appointed by Alanberg; and

     - change the Company's status from a domestic investment company to a foreign investment company.

     e. On different dates from January 1, 2000 to March 1, 2000, the Company entered into agreements with several companies, whereby the Company agreed to provide the following: (i) web development and design, web maintenance, web hosting, mail hosting and internet connection services for which the Company shall receive one-time design fees of Rp 10,000,000 and Rp 15,135,000 per month for web maintenance and internet connection services, respectively; and (ii) dedicated leased-line service for which the Company shall receive an amount ranging from Rp 3,500,000 to Rp 24,000,000 per month, depending on the capacity provided.

--------------------------------------------------------------------------------
14.      CURRENT ECONOMIC CONDITION

     Since the second half of 1997, Indonesia has been experiencing economic difficulties characterized by the depreciation of the rupiah, high interest rates, sharply reduced economic activities, high unemployment rate, lack of liquidity, tightening of available credit and increasing number of business insolvencies.

     Despite the above factors, the stockholders still established the Company. However, they have carefully considered the factors and are undertaking the following actions/plans:

     - Intensifying their marketing efforts on the Quick Financial Channel Program;

     - Adoption of stringent criteria in the evaluation of investment activities; and

     - Negotiation with investors to invest in the Company's equity or cooperate in the Company's project development.

     Although the volatility of the foreign exchange rates has been reduced and interest rates declined significantly in 1999 as compared to the condition in 1997 and 1998, the resolution of the economic condition is dependent on the fiscal, monetary and other measures that are being taken by the government, actions which are beyond the Company's control, to achieve economic recovery. It is not possible to determine the future development on the economic condition and its impact to the Company's liquidity and earnings.

                                                                      ANNEX A



                  AMENDED AND RESTATED STOCK PURCHASE AGREEMENT

Agreement dated March 24, 2000, by and among AcuBid.com Inc., a Delaware Corporation with its principal executive offices located at 1947 Camino Vida Roble, Suite 102, Carlsbad, California 92008 (hereinafter referred to as "AcuBid"), AcuBid Acquisition Corporation, a Delaware corporation wholly owned by AcuBid (hereinafter referred to as "Acquisition Corp."), PT. Jaring Data Interaktif, an Indonesian corporation with its principal offices located at Wisma Indovision, Mezzanine Floor, JL. Raya Panjang Z/lll Green Garden, Jakarta 11520, Indonesia (hereinafter referred to as "JDI") and Adisatrya Surya Sulisto (hereinafter referred to as "Seller").

                              W I T N E S S E T H:

         WHEREAS, Seller is the owner of at least ninety percent (90%) of all of the outstanding capital stock of JDI, and

         WHEREAS, Acquisition Corp. desires to purchase from Seller, and Seller desires to sell to Acquisition Corp., ninety percent (90%) of all of the issued and outstanding shares of JDI for consideration all upon and subject to the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the foregoing and of the mutual promises, covenants, representations, warranties and conditions herein contained, the parties hereto agree as follows:

                ARTICLE I -- SALE AND PURCHASE OF CAPITAL STOCK.

         Upon the terms and subject to the conditions set forth in this Agreement, the Seller agrees to sell, assign, transfer and deliver to Acquisition Corp. and Acquisition

Corp. agrees to purchase from the Seller, on the Closing
Date (as hereinafter defined) ninety percent (90%) of the issued and outstanding shares of JDI ("JDI Stock").

                    ARTICLE II -- PURCHASE PRICE AND PAYMENT.

         2.1 Subject to adjustments as provided in paragraph 3 below, the aggregate purchase price to be paid to Seller for all the shares of JDI Stock to be purchased by Acquisition Corp. hereunder shall be 44,000,000 shares of AcuBid Common Stock, $.001 par value ("AcuBid Common Stock").

         ARTICLE III -- ADJUSTMENTS OF PURCHASE PRICE.

         3.1 Seller contemplates arranging for the Selim K. Zilkha Trust ("Zilkha"), to purchase 5,000,000 shares (the "Additional Shares") of AcuBid Common Stock at $2.00 per share, for an aggregate cash purchase price of $10,000,000, at and subject to the Closing. AcuBid agrees to issue and sell the Additional Shares to Zilkha at such price subject to Zilkha making the same investment representations required of Seller under Section 4.20 of this Agreement. This Agreement is made in part for the benefit of Zilkha, and Zilkha shall be entitled to all rights, remedies and other benefits under this Agreement to which Seller is entitled, on a pro rata basis in accordance with the number of shares of AcuBid Common Stock issued or to be issued to each. Such rights, remedies and other benefits shall include, without limitation, all representations, warranties, covenants and agreements of AcuBid and Acquisition Corp. hereunder and all registration rights granted to Seller under this Agreement. The parties acknowledge that after the Closing, Zilkha may transfer some or all of the Additional Shares to the children or grandchildren of Selim
K. Zilka, or to trusts for their benefit, subject to such transferees making the same investment representations required of Seller under Section 4.20 of this Agreement.

     ARTICLE IV -- REPRESENTATIONS AND WARRANTIES OF SELLER

         Seller hereby represents and warrants to AcuBid and Acquisition Corp. as follows:

         4.1 CORPORATE ORGANIZATION; GOOD STANDING JDI is a corporation duly organized, validly existing and in good standing under the laws of Indonesia, and has the corporate power and authority to carry on its business as presently conducted. The copies of JDI's Certificate of Incorporation and By-Laws, and all amendments thereto, which have heretofore been delivered to AcuBid and Acquisition Corp. are complete and correct as of the date hereof. JDI is duly qualified to do business and is in good standing in Indonesia.

         4.2 CAPITALIZATION As of the date hereof, the authorized capital stock of JDI consists of 20,000,000,000 shares of Common Stock, par value 25 Indonesian Rupiahs per share, of which 200,000,000 shares are issued and outstanding and owned of record and beneficially by the JDI Shareholders. There are no outstanding options, warrants, or other rights to subscribe for or purchase any capital stock of JDI or securities convertible into or exchangeable for capital stock of JDI.

         4.3 SUBSIDIARIES JDI does not own, directly or indirectly, any shares of capital stock of any corporation other than PT. Media Lintas Antarbuana ("PT. MLA"), which validly exists and is in good standing under the laws of Indonesia, has the corporate power and authority to carry on its business as presently conducted. The JDI Schedule attached hereto and made a part hereof sets forth an accurate description of the capitalization of PT. MLA, and the number of shares and percentage of outstanding shares of each class of its capital stock owned (directly or indirectly) by JDI. The shares of capital stock of PT. MLA stated therein to be owned by JDI are so owned free and clear of all liens, options, charges or encumbrances of any kind, and are validly issued fully paid and non-assessable, and there are no outstanding options or agreements of any kind relating to the issuance to any person of any shares of capital stock or securities convertible into or exchange for capital stock of PT. MLA.

         4.4 FINANCIAL STATEMENTS Seller has furnished AcuBid and Acquisition Corp. with (i) the Consolidated Balance Sheet of JDI as at December 31, 1999, and the related

Consolidated Statements of Operations Changes in Stockholder Equity and Cash Flows from inception (February 25, 1999) to December 31, 1999, including the notes thereto, all certified by Arthur Andersen, independent certified public accountants. All such financial statements have been prepared in accordance with generally accepted accounting principals consistently applied and fairly present the financial position, results of operations, additional paid in capital and retained earnings and changes in financial position of JDI at such dates and for the period indicated. The Balance Sheet as at December 31, 1999 is hereinafter referred to as the "JDI Balance Sheet" and the date thereof as the "JDI Balance Sheet Date".

         4.5 ABSENCE OF CERTAIN EVENTS Since the JDI Balance Sheet Date there has not been any:

                  a. Material adverse changes in the business, operations, or financial condition of JDI or any physical damage, destruction or loss (whether or not covered by insurance) materially adversely affecting the property or business of JDI;

                  b. Declaration, setting aside or payment of dividends or other distribution by JDI in respect of its capital stock, or any redemption, purchase or other acquisition of any such stock;

                  c. Issuance, transfer, sale of, or contract to sell, any shares, warrants, options or other corporate securities or obligations convertible into shares of JDI capital stock, except as already acknowledged by AcuBid and Acquisition Corp.;

                  d. Indebtedness incurred by JDI for borrowed money except for short term borrowings incurred in the ordinary course of business, except as already acknowledged by AcuBid and Acquisition Corp.;

                  e. Mortgage, pledge or subjection to lien of any of the material assets or properties of JDI, except in the ordinary course of business; or

                  f. Labor strike or other occurrence, event or condition of any similar character which materially adversely affects the business, operations or financial condition of JDI.

         4.6 LIABILITIES As of the date hereof, there are no material liabilities, debt or obligations of JDI, of the type normally shown on a balance sheet (including notes thereto) in accordance with generally accepted accounting principles, whether accrued, absolute, contingent or otherwise and whether due or to become due, including, but not limited to, liabilities or obligations on account of taxes or other government charges, other than (i) liabilities disclosed in the JDI Balance Sheet or in the contracts or agreements referred to therein, and (ii) liabilities incurred in the ordinary course of business since the JDI Balance Sheet Date none of which has been materially adverse to the business, operations or financial condition of JDI.

         4.7 TAX RETURNS JDI has duly filed all tax reports and returns (including, without limitation, income tax, franchise tax, gross receipts and sales tax and real personal property tax returns) required to be filed by it and it has paid all taxes as shown on said returns and all assessments which it has received to the extent that such have become due or are not being contested in proceedings with respect thereto. The reserves for taxes reflected in the JDI Balance Sheet, and carried on JDI's books as of the date hereof, are in the opinion of JDI adequate, and except as otherwise shown on the JDI Balance Sheet, there are no pending claims asserted for taxes or assessments against JDI.

         4.8 TITLE TO PROPERTIES; ENCUMBRANCES JDI has good and marketable title to all its material tangible property and assets reflected in the JDI Balance Sheet (except for properties and assets which since the JDI Balance Sheet Date have been sold or disposed of in the ordinary course of business), in each case subject to no mortgage, pledge, lien, conditional sale agreement, option to purchase, encumbrance or charge of any kind (except liens reflected in the JDI Balance Sheet or the notes thereto, liens for taxes not yet due, and minor imperfections of title and encumbrances, if any, which are not substantial in amount, do not materially detract from the value, or the present or contemplated use of the property subject thereto, and do not materially impair the operations of JDI.).

         4.9 LITIGATION There are no claims, actions, proceedings or investigations pending, or to the best of JDI's knowledge and belief, threatened against or affecting JDI which, if adversely determined, would have a material adverse effect upon the business, properties, operations or prospects, financial or otherwise of JDI. JDI is not subject to or in default with respect to any material court or administrative order, writ, injunction, or decree applicable to it or its business, property or operations.

         4.10 CONTRACTS AND OTHER DOCUMENTS JDI is not a party to or bound by any material written or oral:

                   a. Employment contract or consulting agreement which is not terminable (without liability) on thirty (30) days' or less notice (subject to Indonesian laws and practice on termination of employment);

                   b. Plan, contract or arrangement for officers or directors, or for employees generally, with respect to bonuses, incentive compensation, pensions, deferred compensation or retirement payment, or any profit sharing, stock option, stock purchase, hospitalization, insurance or other employee benefit plan otherwise than provided under standard Indonesian practice;

                  c. Contract or agreement with any labor or trade union association;

                  d. Lease with respect to any property, real, personal or mixed, whether, as a lessOr or lessee, involving payment of an annual rental in excess of $10,000 except for lease of JDI office premises in Wisma Indonesia;

                   e. Continuing contract or agreement for the future purchase of any materials, equipment or supplies in excess of normal operating requirements;

                   f. Material contract which by its terms requires the consent of any party thereto to the consummation of the transactions contemplated hereby;

                   h. Contract or Commitment for the acquisition or sale of a material portion of its assets not made in the ordinary course of business;

                   i. Contract or commitment involving payment by JDI of more than $30,000 in the aggregate following the date hereof or extending beyond December 31,

2000 and not terminable by JDI prior thereto except for regular consultants (lawyers, accountants, etc.) fees in the ordinary course of business or in connection with this transaction;

                   j. Contract or commitment between JDI and any officers, directors or shareholders of JDI deviating from the ordinary course of business; or

                   k. Any other material contract or agreement not of the type covered by any of the other specific items of this Section 4.10 and not made in the ordinary course of business.

         Seller represents that neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will result in the breach of the terms and conditions of, or constitute a default under or cause the acceleration of the maturity of, or violate, as the case may be, any material agreement, lease, mortgage, note, bond, indenture, license or other document or undertaking, oral or written, to which JDI is a party or by which it is bound or by which it or any of its properties or assets may be subject, the breach of, default under, acceleration of or violation of which in the aggregate would have a material adverse affect upon JDI.

         4.11 INSURANCE Seller has delivered to AcuBid and Acquisition Corp. a schedule which contains a list of all principal policies of fire, life, liability, workman's compensation, or other forms of insurance maintained by JDI.

         4.12 EMPLOYEES There are no directors, officers, employees or consultants of JDI whose current annual compensation is in excess of $50,000.00 (U.S.).

         4.13 BANK ACCOUNTS The JDI Schedule sets forth the name of each bank in which there is an account or safe deposit box of JDI and the names of persons authorized to draw thereon or to have access thereto.

         4.14 NO VIOLATION Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will violate or conflict with (i) the Certificate of Incorporation or By-Laws of JDI or (ii) any order, writ, injunction or decree of any court, administrative agency or governmental body to which JDI is a party.

         4.15 CORPORATE AUTHORITY The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Commissioners and Shareholders of JDI and no further corporate authorization on the part of JDI is necessary to consummate the transactions contemplated herein.

         4.16 PENSION TRUST FUNDS JDI has no pension, profit sharing or similar plan with respect to which any employees of JDI are participants.

         4.17 PATENTS AND TRADEMARKS The JDI Schedule is a true and complete list of all Indonesian trademarks and applications relating thereto owned or filed or currently in the process of registration by JDI which are of material importance to the business of JDI as presently conducted. To the best of JDI's knowledge, JDI has the right and authority to use such patent and trademark rights in Indonesia in connection with the conduct of its business in the manner presently conducted and such use does not conflict with, infringe upon, or violate any patent, trademark or any application relating thereto, of any other person, firm or corporation.

         4.18 DISCLOSURE No representation or warranty of Seller or JDI set forth in this Agreement contains or will contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances in which they are made, not misleading.

         4.19 STOCK OWNERSHIP Seller is the record and beneficial owner of no less than ninety percent (90%) of the issued and outstanding shares of JDI common stock, and has the full right, power and authority to sell, transfer, assign and deliver said shares as provided in this Agreement, and, when so sold to Acquisition Corp. said shares shall be free and clear of any and all liens, claims, pledges, options, encumbrances and restrictions of whatever nature.

         4.20 SECURITIES ACT COMPLIANCE

                  a. Seller represents and warrants that the shares of AcuBid Common Stock to be acquired by him pursuant to this Agreement will be acquired for his own account and not with a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended, (the "Act") and agrees that any transfer or other disposition of any shares of AcuBid Common Stock acquired by him hereunder will be made only pursuant to a registration statement under the Act which has become effective and is current with respect to the shares of AcuBid Common Stock being sold, or pursuant to a specific exemption from registration under the Act but only upon first having obtained the prior favorable written opinion with respect to such disposition from AcuBid's counsel at the sole expense of AcuBid.

                  b. AcuBid may cause to be set forth on the certificates representing the shares of AcuBid Common Stock issued hereto or on certificates issued in exchange for all or part of such shares, a legend to the foregoing effect in form and substance reasonably satisfactory to AcuBid and AcuBid may issue such "stop transfer" instructions to its transfer agent in respect of all or any part of such shares as AcuBid deems reasonably appropriate to prevent violations of the Act.

                  c. Seller acknowledges that issuance and sale of the shares of AcuBid Common Stock to be acquired by him has not been registered under the Act and that such shares must be held indefinitely unless a subsequent disposition thereof is registered under the Act or an exemption from such registration is available. Seller understands that the exemption from registration afforded by Rule 144 of the General Rules and Regulations under the Act depends upon the satisfaction of various conditions and that, if applicable, such rule affords the basis of sales of shares only in limited amounts and, in the case of securities to which such rule is not applicable, compliance with Regulation D or some other exemption of the Act will be required. Seller acknowledges that, except as otherwise provided in this Agreement, AcuBid has not undertaken to register the shares of AcuBid Common Stock to be delivered to Seller hereunder and that AcuBid will have no obligation to effect on behalf of Seller any other exemption from registration under the Act. AcuBid agrees, however, (i) that it will not voluntarily withdraw its registration under Section 12 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the "Exchange Act"), (ii) that it will use its best efforts to comply timely with the reporting requirements of Section 13 or 15 (d) of the Exchange Act, and otherwise to keep its registration under Section 12 of the Exchange Act effective, and (iii) that it will supply Seller with such information as may be necessary to enable Seller to make sales of shares of AcuBid Common Stock under Rule 144 or its then equivalent.

              ARTICLE V - REPRESENTATIONS AND WARRANTIES OF ACUBID

         AcuBid and Acquisition Corp. hereby, jointly and severally, represent and warrant to Seller as follows:

         5.1 CORPORATE ORGANIZATION; GOOD STANDING AcuBid is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the corporate power and authority to carry on its own business as presently conducted. The copies of AcuBid's Certificate of Incorporation and By-Laws, and all amendments thereto, which have heretofore been delivered to Seller are complete and correct as of the date hereof. AcuBid is duly qualified to do business and is in good standing as a foreign corporation in every jurisdiction in which its ownership or leasing of properties requires such qualification, and, to the extent that the character of the business conducted by it may require such qualification in any other jurisdiction, the consequences of the failure so to qualify in the aggregate would not under presently applicable law have a material adverse affect on its business as now conducted (financial or otherwise) or the results of its operations.

         5.2 CAPITALIZATION As of the date hereof, the authorized capital stock of AcuBid consists of 50,000,000 shares of common stock, par value $.001 per share, of which 8,765,408 shares are issued and outstanding, and 10,000,000 shares of Preferred Stock, $.001 par value, none of which is outstanding. There are no outstanding options, warrants or other rights to subscribe for or purchase any capital stock of AcuBid or securities convertible into or exchange for capital stock of AcuBid, except for outstanding options and warrants to purchase 2,595,000 shares of AcuBid Common Stock. All such issued and outstanding shares of AcuBid Common Stock are duly authorized, validly issued, fully paid and non-assessable. Any shares of AcuBid Common Stock which may be issued upon exercise of AcuBid options or warrants in accordance with the terms thereof will be duly authorized, validly issued, fully paid and non-assessable.

         5.3 SUBSIDIARIES Neither AcuBid nor Acquisition Corp own, directly or indirectly, any shares of capital stock of any corporation other than Acquisition Corp., which is a wholly-owned subsidiary of AcuBid. All of the issued and outstanding stock of Acquisition Corp is owned by AcuBid. The shares of capital stock of Acquisition Corp stated therein to be owned by AcuBid are so owned free and clear of all liens, options, charges or encumbrances of any kind, and are validly issued fully paid and non-assessable, and there are no outstanding options or agreements of any kind relating to the issuance to any person of any shares of capital stock or securities convertible into or exchangeable for capital stock of Acquisition Corp. Acquisition Corp. is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. As of the date hereof, Acquisition Corp. in not and has not engaged in any trade or business.

         5.4 NO VIOLATION Neither the execution and delivery of this Agreement by AcuBid or Acquisition Corp. nor the consummation of the transactions contemplated hereby will violate or conflict with (i) the Certificate of Incorporation or By-Laws of AcuBid or Acquisition Corp., as respectively amended to date, or (ii) any order, writ, injunction or decree of any court, administrative agency or governmental body to which AcuBid or Acquisition Corp. is a party, and will not result in a breach, violation or default or give rise to an event which, with the giving of notice or after the passage of time, or both would result in a breach, violation or default of any of the terms or provisions of any indenture, agreement, judgment, decree or other instrument or restriction to which AcuBid or Acquisition Corp is a party or by which they may be bound or affected.

         5.5 CORPORATE AUTHORITY The execution and delivery of the Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of AcuBid and Acquisition Corp., and by AcuBid as sole shareholder of Acquisition Corp. Except for the approval of this transaction by the shareholders of AcuBid, no further corporate authorization on the part of AcuBid or Acquisition Corp. is necessary to consummate the transactions contemplated hereby.

         5.6 DISCLOSURE No representation or warranty of AcuBid or Acquisition Corp. as set forth in the Agreement or the AcuBid Schedule, attached hereto and made a part hereof, contains or will contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances in which they are made, not misleading.

         5.7 SEC FILINGS. The AcuBid Common Stock is registered pursuant to
Section 12(g) of the Exchange Act and listed for quotation on the NASDAQ Over-the-Counter Bulletin Board under the symbol "EBID." AcuBid has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (the "SEC") pursuant to the reporting requirements of the

Exchange Act, including material filed pursuant to Section 13(a) or 15(d) (all of the foregoing, including filings incorporated by reference therein, being referred to herein as the "SEC Documents"). AcuBid has delivered to the Seller true and complete copies of the SEC Documents. As of their respective dates, the SEC Documents complied, on a timely basis, in all material respects, with the reporting requirements of the Exchange Act and the rules and regulations promulgated thereunder, as well as any other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances in which they are made, not misleading. The financial statements of AcuBid included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved and fairly present in all material respects the financial position of AcuBid as of the dates thereof and the results of operations and cash flows for the periods then ended. AcuBid acknowledges that Seller will rely on all of the aforementioned documents which AcuBid has filed with the SEC.

         5.8 NO MATERIAL ADVERSE CHANGE Except as otherwise disclosed in the SEC Documents, since the date of the most recent balance sheet included in the SEC Documents, no event has occurred or exists with respect to AcuBid or any of its subsidiaries which would be likely to have, or has had, a material adverse effect on AcuBid and its subsidiaries taken as a whole.

          5.9 COMPLIANCE WITH LAW Neither AcuBid nor Acquisition Corp. is in violation of any laws, governmental orders, rules or regulations to which AcuBid, Acquisition Corp. or any of their respective properties or businesses are subject, which violation would have a material adverse effect on the business or operations of any of them.

         5.10 ISSUANCE OF ACUBID COMMON STOCK The shares of AcuBid Common Stock to be issued by AcuBid to Seller in exchange for his shares of JDI Stock, and the Additional Shares to be issued to Zilkha, all as contemplated by this Agreement, will be duly authorized, validly issued, fully paid and non-assessable.

                             ARTICLE VI - COVENANTS

         Between the date hereof and the Closing Date, AcuBid and Acquisition Corp. on the one hand, and JDI and Seller on the other hand, respectively, covenant and agree as follows:

         6.1 REGULAR COURSE OF BUSINESS JDI and AcuBid and each of their respective subsidiaries will carry on their respective business substantially in the same manner as heretofore. Neither AcuBid nor any of its subsidiaries will engage in any one or more activities or transactions outside of the ordinary course of their respective businesses as conducted as of the date hereof which in the aggregate shall be material to them as a group, and JDI will not engage in any one or more activities or transactions which shall be outside of the ordinary course of its business as conducted as of the date hereof which in the aggregate shall be material to it. Acquisition Corp. will not engage in any business.

         6.2 ADDITIONAL SECURITIES Except as expressly set forth in this Agreement, neither JDI nor AcuBid or any of its subsidiaries (including Acquisition Corp.) will issue or sell, or issue options or warrants to purchase, any capital stock or securities convertible into or rights to subscribe to, or enter into any agreement or contracts with respect to, any of its capital stock, or make any other changes in its authorized, issued or outstanding capital stock, provided that: (i) JDI may issue or sell shares of the JDI Stock upon the exercise of its options or warrants outstanding as of the date hereof; (ii) AcuBid may issue or sell shares of its Capital Stock upon the exercise of its options or warrants outstanding as of the date hereof, all as disclosed in this Agreement; and (iii) AcuBid shall solicit its shareholders to approve an amendment to AcuBid's Certificate of Incorporation to increase the authorized AcuBid Common Stock from 50,000,000 shares to 100,000,000 shares, and AcuBid shall recommend that its shareholders vote in favor of such amendment.

         6.3 DIVIDENDS AND DISTRIBUTIONS Neither JDI nor AcuBid shall declare or pay any dividend on any shares of its capital stock in cash, stock, or property; make any other distribution with respect to any shares of its capital stock or directly or indirectly redeem, purchase or otherwise acquire any of its own capital stock; or make any other distribution of its assets to its shareholders.

         6.4 FULL ACCESS JDI and AcuBid and their respective subsidiaries shall each afford to the officers and authorized representatives of the other full access to their respective plants, properties, books and records, in order that each party may have full opportunity to make such investigations as it shall deem necessary with respect to the affairs of the other; and the officers of each such party will furnish, and each such party will cause its auditors to furnish, the other party with such additional financial and operating data and other information as the other party from time to time reasonably requests. Each party hereto agrees that it will hold in strict confidence all information obtained from the other party hereto, that it will not divulge such information to any other person, firm or corporation or use the same for its own benefit or for the benefit of any of its subsidiaries or affiliates and that it will return all such confidential information to the party supplying the same if the sale herewith is not consummated for any reason. In the event that any investigation of AcuBid or Seller, as the case may be, results in the discovery of a misrepresentation or a breach of warranty as to a material matter made by the other party hereto, then AcuBid or Seller, as the case may be, shall promptly advise the party that made such misrepresentation or breach of warranty and, if such misrepresentation or breach can be cured prior to the Closing Date, the party that made such misrepresentation or breach shall be given an opportunity to attempt to cure the same. The failure to advise the other party hereto promptly of the discovery of a misrepresentation or breach of warranty as to a material matter made by such other party shall not constitute a waiver thereof, provided such other party shall be given an opportunity to cure the same.

         6.5 APPROVAL OF SHAREHOLDERS

                  a. AcuBid will cause a meeting of its shareholders to be duly called and held as soon as practicable following the date hereof and will submit and recommend the transactions contemplated by this Agreement (including, without limitation, increase in the authorized AcuBid Common Stock from 50,000,000 shares to 100,000,000 shares) to its shareholders for approval at such meeting, and JDI agrees to use its best efforts to assist AcuBid in the preparation of any information required by AcuBid in connection therewith including, without limitation, a complete description of JDI business and required financial information.

                  b. The Seller shall vote all of the JDI Stock owned by Seller for the approval of this Agreement and the transactions contemplated hereby prior to the Closing Date.

         6.6 SUPPLEMENT TO SCHEDULES AcuBid and Seller each will promptly advise the other in writing of any matter arising or discovered after the date hereof which, if existing or known at the date hereof, would have been required to be set forth or described in any Schedule referred to in this Agreement.

         6.7 CONSENTS AcuBid and Seller each agrees to use its best efforts to obtain any and all third party consents and approvals required by the Agreement or any Schedule referred to herein for the consummation of the transactions contemplated hereby.

         6.8 FURTHER ASSURANCES Each party hereto agrees to execute and deliver such instruments and take such other action as the other party may reasonably require in order to carry out the intent of this Agreement.

           ARTICLE VII - CONDITIONS PRECEDENT TO SELLER'S OBLIGATIONS

         Each and every obligation of Seller under this Agreement to be performed on or before the Closing Date shall be subject to the satisfaction, on or before the Closing Date, of the following conditions:

         7.1 REPRESENTATION AND WARRANTIES TRUE; OBLIGATIONS PERFORMED

         a. The representations and warranties made by AcuBid and Acquisition Corp. in this Agreement shall be true and correct in all material respects both as of the date of this Agreement and as of the Closing Date unless otherwise specified herein, and each of AcuBid and Acquisition Corp shall have delivered to the Seller a certificate signed by its President and dated the Closing Date to such effect.

         b. Each of AcuBid and Acquisition Corp shall have duly and properly performed, complied with, satisfied and observed its covenants, agreements, conditions to closing and obligations contained in this Agreement to be performed, complied with, satisfied and observed on or before the Closing Date, and each shall have delivered to the Seller a certificate signed by its President and dated the Closing date to such effect.

         7.2 APPROVAL OF SHAREHOLDERS, ETC. The approval of the shareholders of AcuBid and Acquisition Corp. referred to in section 6.5 hereof shall have been obtained in the manner required by applicable law; and all material consents from third parties required to consummate the transactions contemplated hereby shall have been obtained. Seller shall have received copies, certified by the Secretary of AcuBid or Acquisition Corp., as the case may be, of all resolutions adopted by AcuBid's Board of Directors, by AcuBid as the sole shareholder of Acquisition Corp. and by Acquisition Corp.'s Board of Directors, with respect to this Agreement.

         7.3 PURCHASE PERMITTED BY APPLICABLE LAWS. The purchase of and payment for the shares of AcuBid Common Stock to be purchased by Seller hereunder, and the issuance and sale of such shares to Seller hereunder, shall not be prohibited by any applicable law or governmental regulation, including, without limitation, all federal and applicable state securities laws.

         7.4 NO ADVERSE DECISION. There shall be no action, suit, investigation or proceeding pending or threatened by or before any court, arbitrator or administrative or governmental body which seeks to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Agreement or questions the validity or legality of any such transactions or seeks to recover damages or to obtain other relief in connection with any such transactions.

         7.5 DELIVERY OF ACUBID SHARES. AcuBid shall have delivered to Seller and Zilkha, if applicable, certificates in their respective names for the shares of AcuBid Common Stock to be acquired by each hereunder.

          7.6 APPROVALS AND CONSENTS. AcuBid and Acquisition Corp. each shall have duly obtained all authorizations, consents, rulings, approvals, licenses, franchises, permits and certificates, or exemptions therefrom, by or of all governmental authorities and non-governmental administrative or regulatory agencies, domestic or foreign, having jurisdiction over them, their respective assets, this Agreement, the AcuBid Common Stock or the transactions contemplated hereby, including without limitation, the approval of The NASDAQ Over-the-Counter Bulletin Board market, if required, and the consents of all third parties pursuant to existing agreements or instruments by which AcuBid or Acquisition Corp. is bound, which are required for AcuBid's or Acquisition Corp.'s execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, at no cost or other adverse consequence to Seller, and all thereof shall be in full force and effect at the time of Closing, and AcuBid and Acquisition Corp. each shall have delivered to Seller a certificate signed by its President and dated the Closing Date to such effect (which may be stated to the best knowledge of such President).

         7.7 ADVERSE CHANGE. Neither AcuBid nor Acquisition Corp shall have suffered any material adverse change since the date of this Agreement in its business, affairs, prospects, financial condition, working capital, assets, liabilities (absolute, accrued, contingent or otherwise), reserves or operations, and each shall have delivered to Seller a certificate signed by its President and dated the Closing Date, to such effect (which may be stated to the best knowledge of such President).

         7.8 OPINIONS OF COUNSEL FOR ACUBID AND ACQUISITION CORP. Seller and Zilkha, if applicable, shall have received from counsel for AcuBid and Acquisition Corp. (who may rely in part on opinions of other counsel satisfactory to Seller's counsel), an opinion dated the Closing Date, in form and substance reasonably satisfactory to Seller's counsel, to the effect that:

                           a. AcuBid is a corporation duly organized, validly
existing and in good standing under the laws of its jurisdiction of incorporation;

                           b. AcuBid has the corporate power and authority to
conduct its business as now being conducted; c. The authorized capital stock of AcuBid consists of 100,000,000 shares of Common Stock, par value $.001 per share, and 10,000,000 shares of Preferred Stock, par value $.001 per share, and the issued and outstanding shares, warrants and options of AcuBid's capital stock (the number of which shall be stated) have been duly and validly authorized and issued and are fully paid and non-assessable with no pre-emptive rights attaching to the ownership thereof.

                           d. The authorized capital stock of Acquisition Corp.
consists of 1,000 shares of common stock, $.001 par value, of which 100 shares are issued and outstanding and owned by AcuBid and are fully paid and non-assessable.

                           e. The shares of AcuBid Common Stock to be issued to
Seller or Zilkha pursuant to this Agreement are duly authorized and, when issued, will be validly issued, fully paid and non-assessable;

                           f. This Agreement has been duly executed and
delivered by AcuBid and Acquisition Corp. and is the valid and binding obligation of AcuBid and Acquisition

Corp., and all corporate action by AcuBid and Acquisition Corp. required in order to authorize the transactions contemplated hereby has been duly taken;

                           g. Neither the execution and delivery of this
Agreement by AcuBid or Acquisition Corp., nor the consummation of the transactions contemplated thereby, will violate the Certificate of Incorporation or By-Laws of AcuBid or Acquisition Corp., or, to the best of the knowledge of such counsel, will result in a material violation of any material contract or agreement to which AcuBid or Acquisition Corp. is a party or will result in a material default under, or cause any acceleration in the maturity of, any material obligation to which AcuBid or Acquisition Corp. is a party (consents having been obtained), or violate any material order, writ injunction or decree of any court, administrative agency or governmental body binding upon Acquisition Corp. or AcuBid.

                           h. Except as set forth in said opinion, there is no
litigation, proceeding or governmental investigation pending or, to the best of such counsel's knowledge, threatened against or relating to AcuBid, its properties or business, officers or directors, or the transactions contemplated by this Agreement which if adversely determined could have a material adverse effect on the business, prospects, properties, assets, results of operations or financial condition of AcuBid.

         In rendering such opinion, counsel may rely on certificates of public officials and upon certificates of officers of AcuBid and Acquisition Corp. as to factual matters and on opinions of other counsel of good standing whom they believe to be reliable as to matters to which the laws of jurisdictions other than Delaware are applicable.

         7.8 No action or proceeding shall have been instituted or threatened before any court or governmental agency to restrain or prohibit, or to obtain substantial damages in respect of, this Agreement, or the consummation of the transactions contemplated herein.

         7.10 The Bylaws (or any other charter documents specifying the number of directors) of AcuBid and Acquisition Corp. shall have been amended to provide for eight (8) directors. All directors of AcuBid and Acquisition Corp. will have submitted their resignations effective as of the Closing, except for two (2) of the current directors of each such company, and the Board of each such company duly shall have appointed six (6) nominees of Seller to fill the vacancies created by such resignations (or additional unfilled directorships, as the case may be).

             ARTICLE VIII - CONDITIONS PRECEDENT TO THE OBLIGATIONS

                         OF ACUBID AND ACQUISITION CORP.

         Each and every obligation of AcuBid and Acquisition Corp. under this Agreement to be performed on or before the Closing Date shall be subject to the satisfaction, on or before the Closing Date, of the following conditions:

         8.1 REPRESENTATIONS AND WARRANTIES TRUE; OBLIGATIONS PERFORMED

                  a. The representations and warranties made by JDI and Seller in this Agreement shall be true and correct in all material respects at and as of the Closing Date as though such representations and warranties were made at and as of such time, except for any changes permitted by the terms hereof or consented to by AcuBid and except for any matters the aggregate cumulative effect of which on the financial condition, results of operations, prospects or assets of JDI and its subsidiaries taken as a whole, is not materially adverse.

                  b. JDI and Seller shall have performed and complied in all material respects with all obligations and agreements required by this Agreement to be performed and complied with by JDI and Seller prior to the Closing Date.

                  c. JDI shall have delivered to AcuBid and Acquisition Corp. a certificate of its President Director, dated the Closing Date, certifying to the fulfillment of both of the forgoing conditions.

         8.2 APPROVAL OF SHAREHOLDERS, ETC. The approval of the shareholders of AcuBid and Acquisition Corp. referred to in Section 6.5 hereof shall have been obtained in the manner required by applicable law; and all material consents from third parties required to consummate the transactions contemplated hereby shall have been obtained. AcuBid and Acquisition Corp. shall have received copies, certified by the President Director of JDI of all resolutions adopted by JDI's Board of Directors and Board of Commissioners and shareholders with respect to the approval of this Agreement and the transactions contemplated thereby.

         8.3 OPINION OF COUNSEL FOR JDI AcuBid and Acquisition Corp. shall have received from counsel for JDI and Seller (who may rely in part on opinions of other counsel satisfactory to AcuBid's counsel), an opinion dated the Closing Date, in form and substance reasonably satisfactory to AcuBid's counsel, to the effect that:

                  a. JDI is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation;

                  b. JDI has the corporate power and authority to conduct its business as now being conducted;

                  c. The authorized capital stock of JDI consists of 20,000,000,000 shares of Common Stock, par value 25 Indonesian Rupiahs per share, and the issued and outstanding shares of JDI's capital stock (the number of which shall be stated) have been fully and validly authorized and issued and are fully paid and non-assessable;

                  d. This Agreement has been duly executed and delivered by JDI and is a valid and binding obligation of JDI; and all corporate action by JDI required in order to authorize the transactions contemplated hereby has been duly taken;

                  e. Subject to Sections 12.11 and 12.17 herein, neither the execution and delivery of this Agreement by JDI, nor the consummation of the transactions contemplated thereby, will violate the Certificate of Incorporation or By-Laws of JDI, or, to the best of the knowledge of such counsel, will result in a material violation of any material contract or agreement to which JDI is a party or will result in a material default under, or cause any acceleration in the maturity of, any material obligation to which JDI is a party (consents having been obtained), or violate any material order, writ injunction or decree of any court, administrative agency or governmental body binding upon JDI.

                  f. This Agreement and all other agreements and instruments to be executed in connection herewith by Seller have been fully executed and delivered by Seller and constitute the legal, valid and binding obligation of Seller, except as limited by bankruptcy, insolvency or other laws affecting generally the enforcement of creditors' rights;

                  g. Seller has full right, power, legal capacity and authority to enter into this Agreement and to sell, transfer and deliver to Acquisition Corp. the shares of JDI Stock as provided in this Agreement; and that upon delivery of certificates representing said shares in accordance with the terms of this Agreement, good and marketable title thereto, free and clear of any and all claims, liens, charges, restrictions, encumbrances and equities, will pass to Acquisition Corp. and

                  h. Except as set forth in said opinion, there is no litigation, proceeding or governmental investigation pending or, to the best of such counsel's knowledge, threatened against or relating to JDI, its properties or business, officers or directors, or the transactions contemplated by this Agreement which if adversely determined could have a material adverse effect on the business, prospects, properties, assets, results of operations or financial condition of JDI.

         In rendering such opinion, counsel may rely on certificates of public officials and upon certificates of Seller and officers of JDI as to factual matters and on opinions of other counsel of good standing whom they believe to be reliable as to matters to which the laws of jurisdictions other than Indonesia are applicable.

         8.4 No action or proceeding shall have been instituted or threatened before any court or governmental agency to restrain or prohibit, or to obtain substantial damages in respect of, this Agreement, or the consummation of the transactions contemplated herein.

         8.5 PURCHASE PERMITTED BY APPLICABLE LAWS. The purchase of and payment for the shares of AcuBid Common Stock to be purchased by Seller hereunder, and the issuance and sale of such shares to Seller hereunder, shall not be prohibited by any applicable law or governmental regulation, including, without limitation, all federal and applicable state securities laws.

         8.6 NO ADVERSE DECISION. There shall be no action, suit, investigation or proceeding pending or threatened by or before any court, arbitrator or administrative or governmental body which seeks to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Agreement or questions the validity or legality of any such transactions or seeks to recover damages or to obtain other relief in connection with any such transactions.

         8.7 DELIVERY OF JDI SHARES. Seller shall have delivered to Acquisition Corp. certificates evidencing the JDI Stock to be transferred hereunder, registered in the name of Acquisition Corp.

          8.8 APPROVALS AND CONSENTS. Seller and JDI each shall have duly obtained all authorizations, consents, rulings, approvals, licenses, franchises, permits and certificates, or exemptions therefrom, by or of all governmental authorities and non-governmental administrative or regulatory agencies, domestic or foreign, having jurisdiction over them, their respective assets, this Agreement, the JDI Stock or the transactions contemplated hereby, and the consents of all third parties pursuant to existing agreements or instruments by which Seller or JDI is bound, which are required for Seller's or JDI's execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, at no cost or other adverse consequence to AcuBid or Acquisition Corp., and all thereof shall be in full force and effect at the time of Closing, and Seller and JDI each shall have delivered to AcuBid and Acquisition Corp. a certificate signed by Seller or JDI's President, as the case may be, and dated the Closing Date to such effect (which may be stated to the best knowledge of such person).

         8.9 ADVERSE CHANGE. JDI shall not have suffered any material adverse change since the date of this Agreement in its business, affairs, prospects, financial condition, working capital, assets, liabilities (absolute, accrued, contingent or otherwise), reserves or operations, and JDI shall have delivered to AcuBid and Acquisition Corp. a certificate signed by its President and dated the Closing Date, to such effect (which may be stated to the best knowledge of such President).

         8.10 EMPLOYMENT AGREEMENT. AcuBid shall have entered into an employment agreement with Michael Schaffer on the following principal terms: Michael Schaffer shall agree to serve as Chief Executive Officer for a period of five
(5) years. Michael Schaffer shall receive $150,000 in annual compensation along with an agreed upon qualified option package. The Board of Directors of AcuBid may at any time terminate Michael Schaffer by providing him with a severance of 1-1/2 years of compensation at any time during the first year; 1 year of compensation during the next 3 years, and 1/2 year of compensation for the last year. Similar packages shall be provided to Waddy Stephenson and Larry Schaffer at their present salary levels at AcuBid. Notwithstanding anything to the contrary in this Agreement, such employment agreements (including, without limitation, the agreed upon qualified option packages) shall be subject to Seller's reasonable approval, provided, however, that the foregoing term "agreed upon qualified option package" shall mean as agreed to by Seller and such employees.


                             ARTICLE IX -- CLOSING.

         9.1 The Closing under this Agreement shall take place at a mutually agreed upon location upon five (5) days prior written notice from AcuBid to Seller or at such other time and place as mutually may be agreed upon by the parties hereto; provided, however, that the Closing shall take place no later than August 31, 2000. The time and date of the Closing is referred to in this Agreement as the "Closing Date".

                  a. On the Closing Date, Seller and JDI shall deliver or cause to be delivered to AcuBid and Acquisition Corp. the following:

                           i. Certificates representing all of the shares of JDI
Stock to be acquired by Acquisition Corp. hereunder, registered in the name of Acquisition Corp;

                           ii. The certificates, executed by JDI, referred to in
paragraphs 8.1 (c) and 8.2;

                           iii. The opinion of counsel for Seller referred to in
paragraph 8.3;

                           iv. Such other documents and instruments as
reasonably may be requested by, and in form and substance satisfactory to, counsel for AcuBid and Acquisition Corp.;

                  b. On the Closing Date, AcuBid and/or Acquisition Corp. shall deliver to Seller the following:

                           i. Stock certificates registered in the name of
Seller and Zilkha, if applicable, representing the number of shares of AcuBid Common Stock to be received by each hereunder:

                           ii. The certificates of the respective Presidents of
AcuBid and Acquisition Corp. referred to in Article VII;

                           iii. An opinion of counsel for AcuBid and Acquisition
Corp. referred to in paragraph 7.8;

                           iv. Certified copies of resolutions referred to in
paragraph 7.2;

                           v. Corporate and tax good standing certificates of
AcuBid and Acquisition Corp from the respective jurisdiction in which they are incorporated or transact business;

                           vi. Certified copies of the Articles of Incorporation
and Bylaws of AcuBid and Acquisition Corp;

                           vii. The written resignation of the directors of
AcuBid and Acquisition Corp and all documents necessary to elect or appoint the appropriate individuals to such positions in accordance with this Agreement, all as provided in Section 7.10;

                           viii. All documents necessary or appropriate to
change the authorized signatories of AcuBid's and Acquisition Corp's bank accounts and to otherwise take possession and full operational control of AcuBid and Acquisition Corp and their respective assets; and

                           ix. Such other documents and instruments as
reasonably may be requested by, and in form and substance satisfactory to, counsel for the Seller.

                    ARTICLE X - TERMINATION OF REPRESENTATIVE
                      AND WARRANTIES; SURVIVAL OF COVENANTS

                  The respective representations and warranties of Acubid, Acquisition Corp., JDI, and Seller contained in this Agreement shall expire and terminate on the Closing Date. The obligations under all covenants and agreements which are to be performed after the Closing Date shall survive the Closing Date. All other covenants, agreements, and certificates shall expire and terminate on the Closing Date.

                        ARTICLE XI - REGISTRATION RIGHTS

         11.1 DEFINED TERMS. As used in this Article XI, the following terms shall have the following respective meanings: a. "Eligible Shareholders" shall mean Seller, Zilkha and any Transferee holding Restricted Stock.

                           b. "Maximum Includable Underwritten Shares" shall
mean the maximum number of shares of Acubid Common Stock and other classes of stock of Acubid that a managing or principal underwriter, in its good faith judgment, deems it practicable to offer and sell at that time in a firm commitment underwritten offering at a reasonable price.

                           c. "Prospectus" shall mean any Preliminary Prospectus
and final Prospectus (as such may be amended or supplemented) which constitutes
Part I of a Registration Statement filed with the SEC.

                           d. "Registration Expenses" shall mean all expenses
arising out of or related to the preparation, filing, amendment and supplementing of a Registration Statement, including, without limitation, all legal and accounting fees, transfer agents' and registrars' fees, SEC filing fees, NASD filing fees, printing costs, registration or qualification fees and expenses to comply with "blue sky" or other state securities laws, the fees of other experts, and any expenses or other compensation paid to the underwriters; provided however, that Registration Expenses shall not include underwriting commissions and discounts and transfer taxes, if any, payable in connection with the sale of shares of Acubid Common Stock, and any legal fees for counsel to a Holder.

                           e. "Restricted Stock" shall mean the shares of Acubid
Common Stock received by Seller or Zilkha pursuant to this Agreement (restricted only in terms of the Act), whether held by such persons or by any Transferee; provided, however, that shares of Acubid Common Stock transferred by an Eligible Shareholder pursuant to an effective Registration Statement or amendment thereto, or in a transaction permitted by Rule 144 under the Act, or any successor rule or regulation, or shares of Acubid Common Stock no longer subject to any restriction against transferability under the Act, shall not thereafter be considered Restricted Stock.

                           f. "Holder" shall mean each holder of Restricted
Stock for whom shares are included or proposed to be included in a Registration Statement filed or to be filed by Acubid.

                           g. "Transfer" shall include any sale, pledge,
assignment, encumbrance or other disposition of any shares of Restricted Stock or of any part thereof or interest therein.

                           h. "Transferee" shall mean any person to which Seller
or Zilkha shall have Transferred Restricted Stock in compliance with an available exemption from registration under the Act, to the extent that any of such persons shares remain Restricted Stock after such Transfer.

                           i. "Market Value" shall mean the mean between the bid
and asked quotations in the over the counter market as determined by the NASDAQ system for the 10 trading days immediately prior to the date of the includable shares notice.

                  11.2 INCIDENTAL REGISTRATIONS.

                   a. If at any time Acubid proposes to file on its behalf and/or on behalf of any of its security holders a Registration Statement under the Act on form S-1, or on any other form for the general registration of securities to be sold for cash with respect to any class of equity security (as defined in Section 3(a)(11) under the Exchange
Act), Acubid shall be required to give written notice to each Eligible Shareholder at least thirty (30) days before the filing with the Commission of such Registration Statement. The notice shall offer to include in such filing on the same terms and conditions as the securities proposed to be included in such Registration Statement of Acubid and/or any of its security holders such number of shares of Restricted Stock as the Eligible Shareholders may request, subject to the limitations hereinafter set forth. Those Eligible Shareholders desiring to have Restricted Stock registered under this section 11.2 shall be required
(i) to so advise Acubid in writing within twenty (20) days after the date of receipt of such offer from Acubid, setting for the number of shares of Restricted Stock for which registration is requested, and (ii) to deliver to Acubid a letter from counsel (who shall be reasonably satisfactory to Acubid) for those Eligible Shareholders requesting registration to the effect that registration under the Act of the proposed sale of such Restricted Stock is required under the Act in order to Transfer such Restricted Stock in the manner contemplated. Acubid shall thereupon include in such filing subject to the limitations hereinafter set forth, the Restricted Stock proposed to be offered for sale by the Eligible Shareholders making such request, on the same terms and conditions as the securities proposed to be included in such filing on behalf of Acubid and/or any of its security holders, and shall use its best efforts to effect registration under the Act of the sale of such shares.

                  b. The right of the Eligible Shareholders to have Restricted Stock included in any Registration Statement filed by Acubid in accordance with the provisions of this Section 11.2 shall be subject to the following limitations and conditions:

                           i. Acubid shall, in its sole discretion, select the
underwriter or underwriters, if any, who are to undertake the sale and distribution of the Restricted Stock to be included in a Registration Statement filed under the provisions of this Section 11.2;

                           ii. In the event the Registration Statement proposed
to be filed by Acubid pursuant to this Section 11.2 shall be, in whole or in part, for a firm commitment underwritten primary public offering of securities of Acubid, Acubid shall, as soon as practicable after the expiration of the twenty (20) day period provided for in Section

11.2(a) furnish each Holder with a written statement of the managing or principal underwriter as to the Maximum Includable Underwritten Shares (the "Includable Shares Notice"). If the total number of shares of Acubid Common Stock and other classes of stock of Acubid proposed to be included in such underwritten public offering is in excess of the Maximum Includable Underwritten Shares, the number of shares of Restricted Stock to be included within the coverage of such Registration Statement and which are to be underwritten shall be reduced to the Maximum Includable Underwritten Shares as follows: (A) First, AcuBid shall be entitled to include all securities it proposes to sell; (B) Second, the Holders (on a pro rata basis or as they otherwise may agree) shall be entitled to include the shares of Restricted Stock as to which they have requested registration to the extent that such shares, together with the shares to be included under clause (A), do not exceed the Maximum Includable Underwritten Shares; and (C) any other security holders with registration rights shall be entitled to include their securities to the extent that such securities, together with the shares to be included under clauses (A) and (B), do not exceed the Maximum Includable Underwritten Shares.

                  c. No reduction shall be made in the number or amount or securities to be registered for the account of Acubid;

                  d. The right to required incidental registration of shares of Restricted Stock under this Section 11.2 shall terminate upon the expiration of five (5) years following the Closing Date.

                  e. Anything contained in this Section 11.2 to the contrary notwithstanding, the right to require incidental registration of shares of Restricted Stock hereunder shall not apply to a Registration Statement relating to an offering solely for the account of security holders of a single corporation with respect to securities issued or to be issued by Acubid in connection with the acquisition of the stock or assets, or the merger or consolidation, of such corporation by or with Acubid, which Registration Statement is filed by Acubid within ninety (90) days following the closing of such acquisition.

                  f. Acubid agrees to furnish each Holder with such number of copies of the Prospectus as such Holder may reasonably request in order to facilitate the sale and distribution of his Restricted Stock.

                  11.3 REQUESTED REGISTRATIONS.

                  a. If any Eligible Shareholder proposes, on or after the later of July 31, 2000 or thirty (30) days after the Closing Date to offer for sale, sell or transfer any Restricted Stock pursuant to Section 5 of the Act, then they will give Acubid written notice to that effect specifying the number of shares proposed to be sold, the identity of the proposed underwriter and the plan for distribution of such shares. Such notice shall be delivered to Acubid, together with a letter from counsel (who shall be reasonably satisfactory to Acubid) for such Eligible Shareholder to the effect that registration under the Act of the proposed sale of such Restricted Stock is required under the Act in order to Transfer such Restricted Stock in the manner contemplated.

                  b. If and when Acubid shall be required by the provisions of this Section 11.3 to effect the registration of any Restricted Stock under the Act, Acubid will, as expeditiously as possible:

                           i. Give written notice to all Eligible Shareholders,
who were not a party to the aforementioned notice to Acubid requesting registration of shares, advising them of its intention to effect a proposed registration and to include in such proposed registration the shares of Restricted Stock which any such Eligible Shareholder requests Acubid to register, provided such request is furnished to Acubid in writing within twenty
(20) days after the date of receipt of the aforesaid notice from Acubid.

                           ii. Prepare and file a Registration Statement on Form
S-1, or other form for the general registration of securities as may be appropriate (giving effect to the plan or distribution of the Restricted Stock proposed to be transferred), and use its best efforts to cause such Registration Statement to become effective in order that the Holders may sell their Restricted Stock in accordance with their proposed plan of distribution.

                           iii. Prepare and file with the SEC such amendments
and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Act with respect to the offer of the Restricted Stock covered by such Registration Statement during the period required by the Holders for distribution of the Restricted Stock; and

                           iv. Furnish to each Holder such number of copies of
the Prospectus as such Holder may reasonably request in order to facilitate the transfer of the Restricted Stock.

                  c. The right of the Eligible Shareholders to have Restricted Stock registered under the Act pursuant to the provisions of this section 11.3 shall be subject to the following limitations and conditions:

                           i. If a request for registration is made within
thirty (30) days prior to or following the conclusion of Acubid's then current fiscal year, Acubid shall have the right to delay the filing of a Registration Statement for a period of ninety (90) days, or for such a period in time until Acubid receives its audited financial statements for such fiscal year, whichever first occurs;

                           ii. In the event that the Holders request to sell
Restricted Stock in an underwritten offering and fifty (50%) percent or more of the Market Value (as determined in accordance with Section 11.2(b)) of the Acubid securities proposed to be included in any such Registration Statement shall be for the account of Acubid and any shareholders of Acubid other than Eligible Shareholders, then Acubid shall have the right to select the underwriter or underwriters to undertake the sale of the stock included in the Registration Statement. If more than fifty (50%) percent of the Market Value of the Acubid securities proposed to be included in any such Registration Statement shall be for the account of Eligible Shareholders, then the Holders shall have the right to select the underwriter or underwriters who are to undertake the sale and distribution of Restricted Stock to be included in a Registration Statement filed under the provisions of this Section 11.3, subject to the prior approval thereof by Acubid, which approval will not be unreasonably withheld or delayed;

                           iii. The Eligible Shareholders shall not be entitled
to request more than one (1) Registration Statement under the provisions of this
Section 11.3; provided, however, if more than fifty (50%) percent of the Market Value (as determined pursuant to Section 11.2(b)) of the Acubid securities included in any such Registration Statement shall be for the account of Acubid and any shareholders of Acubid other than Eligible Shareholders, then such Registration Statement shall not constitute a Registration Statement requested by Eligible Shareholders for the purpose of this Section 11.3 but shall be deemed an incidental registration under Section 11.2;

                           iv. Any request for a Registration Statement required
to be filed by Acubid pursuant to this Section 11.3 shall be made by Eligible Shareholders owning beneficially a minimum of 5,000,000 shares of Restricted Stock who propose to register up to 17,500,000 shares of Restricted Stock in such Registration Statement;

                           v. The shares of Restricted Stock referred to in this
Section 11.3 shall be adjusted to reflect any changes in the capitalization of Acubid through reorganization, re-capitalization, stock split, stock dividend, combination of shares, merger, consolidation or otherwise;

                           vi. Acubid shall have the right to include any Acubid
securities in any Registration Statement filed by Acubid pursuant to this
Section 11.3; provided, however, if the managing underwriter determines that the total number of Acubid securities proposed to be included in any such Registration Statement exceeds the Maximum Includable Underwritten Shares, then all of the Acubid securities proposed to be included in such Registration Statement by Acubid and by any other shareholders of Acubid, shall be excluded from such Registration Statement before any shares to be offered by the Holders shall be excluded; provided, further, if the managing underwriter determines that the number of Acubid securities proposed to be included in such Registration Statement should be further reduced, then such reduction shall be pro rata based upon the number of shares of Acubid Common Stock which each Holder requested to have registered (unless the Holders have agreed to a different allocation);

                           vii. Acubid shall not be required to file a
Registration Statement on behalf of any Eligible Shareholder pursuant to the provisions of this Section 11.3 within a period of six (6) months after the effective date of any Registration Statement filed by Acubid with respect to which Acubid complied with the incidental registration provisions of Section 11.2; provided, however, that Acubid shall have registered all of the shares of Restricted Stock with respect to which registration was requested by such Eligible Shareholder and such registration shall have remained effective for a period of not less than thirty (30) consecutive days (unless all such shares of Restricted Stock were previously sold pursuant to such registration); and

                           viii. The right to require registration of Restricted
Stock under this Section 11.3 shall terminate upon the expiration of five (5) years following the Closing Date.

                  11.4 GENERAL

                  a. Acubid shall have sole control in connection with preparing, filing, withdrawing, amending or supplementing any Registration Statement under the Act to be filed on behalf of the Holders.

                  b. Acubid shall use its best efforts to register or qualify the Restricted Stock covered by any Registration Statement under the Act filed on behalf of any Holder under such securities or Blue Sky laws in such jurisdictions as the Holders may reasonably request; provided, however, that Acubid reserves the right, in its sole discretion, not to register or qualify shares of Restricted Stock in any jurisdiction where such shares do not meet the requirements of such jurisdiction, or where registration or qualification would be contrary to Acubid's best interests.

                  c. In the event any Eligible Shareholder proposed to include his or its Restricted Stock in any Registration Statement filed pursuant to
Section 11.2 and said Restricted Stock is proposed to be sold in an underwritten offering, such Eligible Shareholder agrees to enter into an underwriting agreement containing customary terms and conditions.

         11.5 INDEMNIFICATION In the event of the registration of any Restricted Stock under the Act pursuant to the provisions of this Agreement, AcuBid agrees to indemnify and hold harmless the Holder of such Restricted Stock, each underwriter, if any, of such Restricted Stock, and each person who controls such Holder or any such underwriter within the meaning of Section 15 of the Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which such Holder, underwriter or controlling person may become subject under the Act or at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any Registration Statement under which such Restricted Stock was registered under the Act, and Prospectus contained therein, or any amendment or supplement thereto or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (in the case of a Prospectus) necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and will reimburse such Holder, each such underwriter, and each such controlling person for any legal or any other expenses reasonably incurred by such Holder, underwriter or controlling person in connection with investigating or defending any such losses, claim, damages, liability or action; provided, however, that AcuBid will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, such Prospectus or such amendment or supplement in reliance upon and in conformity with written information furnished to AcuBid by such Holder, underwriter or controlling person specifically for use in preparation thereof.

         In the event of the registration of any Restricted Stock under the Act pursuant to the provisions hereof, each Holder of Restricted Stock, each underwriter, if any, of such Restricted Stock, and each person who controls such Holder or any such underwriter within the meaning of Section 15 of the Act, severally and not jointly agrees to indemnify and hold harmless AcuBid, each person who controls AcuBid within the meaning of Section 15 of the Act, each of its officers who signs the Registration statement and each director of AcuBid, from and against any losses, claims, damages or liabilities, joint or several, to which AcuBid, such controlling person or any such officer or director may become subject under the Act or at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any Registration Statement under which such Restricted Stock was registered under the Act, any Prospectus contained therein, or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (in the case of a Prospectus) necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, which untrue statement or omission or alleged omission was made therein in reliance upon and in conformity with, written information furnished to AcuBid by such Holder, controlling person or underwriter, specifically for use in connection with the preparation thereof; and will reimburse AcuBid, such controlling person or each such officer or director for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

         Promptly after receipt by an indemnified party of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give written notice to such indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability to which it may have to any indemnified party otherwise than pursuant to the provisions of this Section 11.5. In case any such action is brought against any indemnified party, and it notifies any indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than the reasonable cost of investigation.

         11.6 EXPENSES.

                  a. In connection with any incidental registration on behalf of the Eligible Shareholders of any Restricted Stock under the Act pursuant to the provisions of Section 11.2 of this Agreement, AcuBid shall pay all Registration Expenses.

                  b. In connection with the requested registration on behalf of the Eligible Shareholders of any Restricted Stock under the Act pursuant to the provisions of Section 11.3 of this Agreement, AcuBid shall pay all Registration Expenses, except that the Holders shall pay SEC, NASD and Blue Sky registration and filing fees attributable solely to inclusion of the Holders' shares of Restricted Stock in such Registration Statement and the related filings under Blue Sky laws.

         11.7 TRANSFEREES In the event that any shares of the Restricted stock shall at any time be transferred of record by any Eligible Shareholder other than pursuant to an effective Registration Statement or pursuant to Rule 144 of the Act, the rights herein conferred upon such Eligible Shareholder shall extend to the transferee of such shares, subject in any event to the limitations and conditions set forth herein.

         11.8 EXISTING REGISTRATION RIGHTS. AcuBid represents and warrants that the only outstanding registration rights held by other security holders of AcuBid are incidental or "piggyback" registration rights for "to include . . . shares in up to two (2) registration statements filed by [AcuBid] to the extent [AcuBid], any underwriter and any other party to the registration statement deem it feasible to include such shares."

                     ARTICLE XII - MISCELLANEOUS PROVISIONS

         12.1 GOVERNING LAW This Agreement and the legal relations between the parties shall be governed by and construed in accordance with the laws of the State of Delaware, except insofar as the internal law of any other political entity or jurisdiction shall specifically and mandatorily apply to any of the transactions contemplated hereby.

         12.2 AMENDMENT AND MODIFICATION Subject to applicable law, this Agreement may be amended, modified and supplemented by mutual written agreement of the respective parties hereto, at any time prior to the Closing Date with respect to any of the terms contained herein, whether before or after the approval of this Agreement by the shareholders of AcuBid: provided, however, that no such amendment, modification or supplement may be executed which would materially and adversely affect the rights of AcuBid shareholders after approval by AcuBid shareholders.

         12.3 ASSIGNMENT This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise provided herein, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of each of the other parties.

         12.4 NOTICES All notices, requests, demands, and other communications hereunder shall be deemed to have been duly given if delivered by hand or mailed, certified or registered mail, with postage prepaid:

                  a. If to AcuBid or Acquisition Corp.

                                             1947 Camino Vida Roble, Suite 102
                                             Carlsbad, California 92008
                                             Attn: Michael Schaffer

                                    with a copy to:

                                             Jeffrey Marcus
                                             777 Third Avenue, 19th Floor
                                             New York, New York 10017

                  b. If to JDI or Seller

                                             Wisma Indovision
                                             Mezzanine Floor
                                             JI. Raya Panjang

                                             Z/lll Green Garden
                                             Jakarta 11520, Indonesia
                                             Attn: Dewi A.L. Gontha

                                    with a copy to:

                                             Noor Meurling
                                             Minang Warman Sofyan & Associates
                                             Chase Plaza, 5th Floor
                                             Jl. Jend. Sudirman
                                             Kav. 21, Jakarta 12910
                                             Indonesia

or to such other person or address as may be designated in writing in accordance with this Section 12.4

         12.5 BROKERS AcuBid and Acquisition Corp., on the one hand, and JDI and Seller, on the other hand represent, warrant and agree with the other, that no brokers, agents or finders are entitled to any brokerage fee, finder's fee, commission or other compensation on account of this Agreement or any matter contemplated hereby. Each party hereto agrees to indemnify and hold the other parties harmless form and against any and all claims and liabilities for brokerage commissions or finders' fees brought by any person incurred as a result of any action taken by such indemnifying party.

         12.6 COUNTERPARTS This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         12.7 HEADINGS The headings of the Articles and Sections of this Agreement are inserted for convenience only and shall not constitute a part hereof.

         12.8 ENTIRE AGREEMENT This Agreement, including other documents referred to herein which form a part hereof, contains the entire understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties, covenants, or undertakings, other than those expressly set forth herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         12.9 EXPENSES Each of the parties hereto will pay its own fees and expenses, including its own counsel fees and accountants' fees, incurred in connection with this Agreement or any transaction contemplated by this Agreement.

         12.10 WAIVER Any condition to a party's obligation hereunder may be waived in writing by such party.

         12.11 FOREIGN INVESTMENT APPROVAL The sale and transfer by the Seller of his shares in JDI as contemplated herein is subject to the approval of the Indonesian capital investment authority (the Badan Penanaman Modal, BPM) and that of the Ministry of Law and Legislation (MOLAL) to the amended Articles of Association of JDI. The Seller warrants to arrange for and file the BPM application as soon as practicable upon the execution of this Agreement.

         12.12 TRANSFER OF JDI SHARES It is acknowledged and agreed that it is the intention of the Seller to transfer the JDI Stock to an offshore entity (the "Third Party") subsequent to execution hereof and prior to the Closing Date. AcuBid and Acquisition Corp. hereby agree to such transfer by the Seller (subject only to notice of such transfer to be made to them in writing). The parties herein acknowledge that subsequent to such transfer, the Third Party shall be deemed to be substituted in this Agreement in place of the Seller and all the Seller's rights and obligations in this Agreement shall transfer to the Third Party as if this Agreement had been executed by the Third Party, and Seller shall be released from his obligations under this Agreement.

         12.13 ANNOUNCEMENTS/CONFIDENTIALITY

         (a) None of the parties shall, without prior written consent of the others make or authorize any announcement concerning the subject matter of this Agreement or any matter ancillary thereto otherwise than as may be required by law or applicable regulatory requirements. In the event that this Agreement lapses for any reason whatsoever, the parties agree to keep all information related to hereto confidential. This provision shall survive termination of this Agreement.

         (b) The parties hereto agree that the information exchanged between them prior to and after Closing Date is and shall remain the property of the party disclosing it (the "Discloser"). No written information disclosed by a party to the other party shall be copied and/or reproduced without the express written permission of the Discloser. The parties herein specifically agree that they shall not, and they shall ensure that the present Directors, officers and employees of JDI, AcuBid and Acquisition Corp. (the "Companies") shall not, disclose any information pertaining to the Companies to any third party, without the express permission in writing of the other parties herein.

         12.14  ARBITRATION

         (a) Any and all disputes, controversies, and conflicts between the parties herein in connection with this Agreement shall, so far as possible, be settled amicably.

         (b) Failing such amicable settlement, any and all disputes, controversies and conflicts arising out of or in connection with this Agreement or its performance (including the validity or this Agreement) shall be settled by arbitration by a one (1) member arbitration board which will hold its sessions in the United States in English under the ICC (International Chamber Commerce) Rules. The tribunal of one (1) arbitrator shall be appointed by the Chairman of the ICC.

         (c) The one (1) member of the board of arbitration shall be appointed in accordance with the ICC Rules regarding the appointment of arbitrators.

         (d) The arbitral proceeding shall accord to each of the parties the right of cross-examination of witnesses, the right to provide witnesses including expert witnesses, and the right to make both written and oral submissions.

         (e) The arbitral award made and granted by the arbitrators shall be final, binding and incontestable and may be used as a basis for judgment thereon in the United States; the Republic of Indonesia or elsewhere. All costs of arbitration in the appointment of the one (1) member of the arbitration board shall be shared equally among the parties.

         (f) None of the parties herein shall be entitled to commence or maintain any action in a court of law upon any matter in dispute arising from or in relation to this Agreement except for the enforcement of an arbitral award granted pursuant to this paragraph.

         (g) During the period of submission to arbitration and thereafter until the granting of the arbitral award, the parties shall, except in the event of termination, continue to perform all their obligations under this Agreement without prejudice to a final adjustment in accordance with the said award.

         (h) The parties expressly waive the Article 68 (b) of Indonesian Law No. 30/1999 (Arbitration and Alternatives).

         (i) The provisions contained herein shall survive the termination and/or expiration of this Agreement.

         12.15 WAIVER OF ARTICLE 1266 OF THE INDONESIAN CIVIL CODE For the purposes of this Agreement the parties waive Article 1266 of the Indonesian Code to the extent that judicial cancellation of this Agreement is required as a precondition to terminate.

         12.16 BOARD OF DIRECTORS OF ACUBID FOLLOWING THE CLOSING DATE AcuBid agrees that at such times as it solicits proxies for the approval of this Agreement by shareholders, it shall also solicit proxies for the election of a Board of Directors consisting of eight persons, six (6) of whom shall be designated by Seller and two (2) of whom shall be designated by management.

         12.17 OTHER GOVERNMENT APPROVALS The Closing hereunder is subject to receipt of all necessary government approvals and consents required to consummate the transactions contemplated hereby including without limitation the following:

                  (a) approval of BPM (Investment Board) on the conversion of JDI to a PMA company subject to the Foreign Investment Law, as amended;

                  (b) approval of the Ministry of Laws and Legislation of the amended Articles of Association of JDI reflecting the position of AcuBid as a shareholder; and

                  (c) approval of the Minister of Communications (if required) on the changes in shareholding structure of PT Medialintas Antarbuana resulting from the AcuBid entry into JDI.

         12.18 TERMINATION. The parties herein or any one of them may terminate this Agreement for breach or if the Closing does not occur on or before August 31, 2000.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                     ACUBID.COM INC.


                                     By: /s/ Michael A. Schaffer
                                        -------------------------------


                                     PT. JARING DATA INTERAKTIF


                                     By: /s/ Dicky I. Dinata
                                        -------------------------------

                                     ACUBID ACQUISITION CORP.


                                     By: /s/ Michael A. Schaffer
                                        -------------------------------

                                     SELLER:

                                     /s/ Adi Sulisto
                                     -------------------------------
                                     Adisatrya Suryo Sulisto

         WITNESSES:



1. /s/ Rolando Marcelo                       2. /s/ Agus Julianto



3.                                           4.

         THE JDI SCHEDULE


                  (A)      Corporate Structure of PT Media Lintas Antarbuana

                           Authorized capital-Rupiah 2.800.000.00

                           Issued capital-Rupiah 700.000.000

                           Shareholders:

                           Alex Kristiawan                  217 shares

                           PT Jaring Data Interaktif        483 shares

                           Par value:           Rupiah 1.000.000

                  (B)      JDI Bank Acccounts

                           Bank Internasional Indonesia

                           Bank Central Asia

                           Bank Bukopin

                           Signatories:  Dicky Iskandar Dinata; Suhardi Gunawan;

                                         Agus Julianto; Rolly Marcelo.

                  (C)      JDI Trademarks

                           Web 88888.com (now in process of registration)

                           Web 88888 (now in process of registration)

                                                                     ANNEX B




                                    RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                                ACUBID.COM, INC.

1. (a) The present name of the corporation (hereinafter called the "corporation") is AcuBid.com, Inc.

         (b) The name under which the corporation was originally incorporated is International AcuVision Systems, Inc., and the date of filing the original certificate of incorporation of the corporation with the Secretary of State of the State of Delaware is March 15, 1993.

2. This Restated Certificate of Incorporation restates and integrates and further amends the Certificate of Incorporation of this corporation by changing the name of the corporation to Asia Web Holdings, Inc. and increasing the number of authorized shares to one hundred million (100,000,000), by striking out Articles FIRST and FOURTH thereof and by substituting in lieu thereof new Articles FIRST and FOURTH, and further amends the Certificate of Incorporation of this corporation by striking out in its entirety Article FIFTH and renumbering all subsequent Articles accordingly; all such changes are set forth in the Restated Certificate of Incorporation hereinafter provided for.

3. The provisions of the certificate of incorporation of the corporation as heretofore amended and/or supplemented, and as herein amended, are hereby restated and integrated into the single instrument which is hereinafter set forth, and which is entitled Restated Certificate of Incorporation of Asia Web Holdings.com, Inc. without any further amendments other than the amendments herein certified and without any discrepancy between the provisions of the certificate of incorporation as heretofore amended and supplemented and the provisions of the said single instrument hereinafter set forth.

4. The amendments and the restatement of the restated certificate of incorporation herein certified have been duly adopted by the stockholders in accordance with the provisions of Section 242 and of Section 245 of the General Corporation Law of the State of Delaware.

5. The certificate of incorporation of the corporation, as amended and restated herein, shall at the effective time of this Restated Certificate of Incorporation, read as follows:

                                    RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                            ASIA WEB HOLDINGS, INC.

         The undersigned, a natural person, for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware (particularly Chapter 1, Title 8 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified, and referred to as the "General Corporation Law of the State of Delaware"), hereby certifies that:

         FIRST: The name of the corporation (hereinafter called the "corporation") is Asia Web Holdings, Inc.

         SECOND: The address, including street, number, city, and county, of the registered office of the corporation in the State of Delaware is 32 Loockerman Square, suite L-100, City of Dover 19901, County of Kent; and the name of the registered agent of the corporation in the State of Delaware at such address is The Prentice-Hall Corporation Systems, Inc.

         THIRD: The nature of the business and the purposes to be conducted and promoted by the corporation, which shall be in addition to the authority of the corporation to conduct any lawful business, to promote any lawful purpose, and to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, are as follows:

         To purchase, receive, take by grant, gift, devise, bequest, or otherwise, lease, or otherwise acquire, own, hold, improve, employ, use, and otherwise deal in and with real or personal property, or any interest therein, wherever situated, and to sell, convey, lease, exchange, transfer, or otherwise dispose of, or mortgage or pledge, all or any of its property and assets, or any interest therein, wherever situated. To carry on a general mercantile, industrial, investing, and trading business in all its branches; to devise, invent, manufacture, fabricate, assemble, install, service, maintain, alter, buy, sell, import, export, license as licensor or licensee, lease as lessor or lessee, distribute, job, enter into negotiate, execute, acquire, and assign contracts in respect of, acquire, receive, grant, and assign licensing arrangements, options, franchises, and other rights in respect of, and generally deal in and with, at wholesale and retail, as principal, and as sales, business, special, or general agent, representative, broker, factor, merchant, distributor, jobber, advisor, and in any other lawful capacity, goods, wares, merchandise, commodities, and unimproved, improved, finished, processed, and other real, personal, and mixed property of any and all kinds, together with the components, resultants, and by-products thereof.

         To engage generally in the real estate business as principal, agent, broker, and in any lawful capacity, and generally to take, lease, purchase, or otherwise acquire, and to own, use, hold, sell, convey, exchange, lease, mortgage, work, clear, improve, develop, divide, and otherwise handle, manage, operate, deal in, and dispose of real estate, real property, lands, multiple-dwelling structures, houses, buildings, and other works, and any interest or right therein; to take, lease, purchase, or otherwise acquire, and to own, use, hold, sell, convey, exchange, hire, lease, pledge, mortgage, and otherwise handle, and deal in and dispose of, as principal, agent, broker, and in any lawful capacity, such personal property, chattels, chattels real, rights, easements, privileges, choses in action, notes, bonds, mortgages, and securities as may lawfully be acquired, held, or disposed of; and to acquire, purchase, sell, assign, transfer, dispose of, and generally deal in and with as principal agent, broker, and in any lawful capacity, mortgages and other interests in real, personal, and mixed properties; to carry on a general construction, contracting, building, and realty management business as principal, agent, representative, contractor, subcontractor, and in any other lawful capacity.

         To apply for, register, obtain, purchase, lease, take licenses in respect of or otherwise acquire, and to hold, own, use, operate, develop, enjoy, turn to account, grant licenses and immunities in respect of, manufacture under and to introduce, sell, assign, mortgage, pledge, or otherwise dispose of, and, in any manner deal with and contract with reference to:

                  (a) inventions, devices, formulae, processes, and any improvements and modifications thereof;

                  (b) letters patent, patent rights, patented processes, copyrights, designs, and similar rights, trade-marks, trade names, trade symbols, and other indications of origin and ownership granted by or recognized under the laws of the United States of America, the District of Columbia, any state or subdivision thereof, and any commonwealth, territory, possession, dependency, colony, agency or instrumentality of the United States of America and of any foreign country, and all rights connected therewith or appertaining thereunto;

                  (c) franchises, licenses, grants, and concessions.

         To guarantee, purchase, take, receive, subscribe for, and otherwise acquire, own, hold, use, and otherwise employ, sell, lease, exchange, transfer, and otherwise dispose of, mortgage, lend, pledge, and otherwise deal in and with, securities (which term, for the purpose of this Article THIRD, includes, without limitation of the generality thereof, any shares of stock bonds, debentures, notes, mortgages, other obligations, and any certificates, receipts, or other instruments representing rights to receive, purchase, or subscribe for the same, or representing any other rights or interests therein or in any property or assets) of any persons, domestic and foreign firms, associations, and corporations, and of any government or agency or instrumentality thereof; to make payment therefor in any lawful manner; and, while owner of any such securities, to exercise any and all rights, powers, and privileges in respect thereof, including the right to vote.

         To make, enter into, perform, and carry out contracts of every kind and description with any person, firm, association, corporation, or government or agency or instrumentality thereof.

         To acquire by purchase, exchange, or otherwise, all, or any part of, or any interest in, the properties, assets, business, and good will of any one or more persons, firms, associations, or corporations heretofore or hereafter engaged in any business for which a corporation may now or hereafter be organized under the laws of the State of Delaware; to pay for the same in cash, property, or its own or other securities; to hold, operate, reorganize, liquidate, sell, or in any manner dispose of the whole or any part thereof; and in connection therewith, to assume or guarantee performance of any liabilities, obligations, or contracts of such persons, firms, associations, or corporations, and to conduct the whole or any part of any business thus acquired.

         To lend money in furtherance of its corporate purposes and to invest and reinvest its funds from time to time to such extent, to such persons, firms, associations, corporations, governments or agencies or instrumentalities thereof, and on such terms and on such security, if any, as the Board of Directors of the corporation may determine.

         To make contracts of guaranty and suretyship of all kinds and endorse or guarantee the payment of principal, interest, or dividends upon, and to guarantee the performance of sinking fund or other obligations of, any securities, and to guarantee in any way permitted by law the performance of any of the contracts or other undertakings in which the corporation may otherwise be or become interested, of any person, firm, association, corporation, government or agency or instrumentality thereof, or of any other combination, organization, or entity whatsoever.

         To borrow money without limit as to amount and at such rates of interest as it may determine; from time to time to issue and sell its own securities, including its shares of stock, notes, bonds, debentures, and other obligations, in such amounts, on such terms and conditions, for such purposes and for such prices, now or hereafter permitted by the laws of the State of Delaware and by this certificate of incorporation, as the Board of Directors of the corporation may determine; and to secure any of its obligations by mortgage, pledge, or other encumbrance of all or any of its property, franchises, and income.

         To be a promoter or manager of other corporations of any type or kind; and to participate with others in any corporation, partnership, limited partnership, joint venture, or other association of any kind, or in any transaction, undertaking, or arrangement which the corporation would have power to conduct by itself, whether or not such participation involves sharing or delegation of control with or to others.

         To draw, make, accept, endorse, discount, execute, and issue promissory notes, drafts, bills of exchange, warrants, bonds, debentures, and other negotiable or transferable instruments and evidences of indebtedness whether secured by mortgage or otherwise, as well as to secure the same by mortgage or otherwise, so far as may be permitted by the laws of the State of Delaware.

         To purchase, receive, take, reacquire, or otherwise acquire, own and hold, sell, lend, exchange, reissue, transfer, or otherwise dispose of, pledge, use, cancel, and otherwise deal in and with its own shares and its other securities from time to time to such an extent and in such manner and upon such terms as the Board of Directors of the corporation shall determine; provided that the corporation shall not use its funds or property for the purchase of its own shares of capital stock when its capital is impaired or when such use would cause any impairment of its capital, except to the extent permitted by law.

         To organize, as an incorporator, or cause to be organized under the laws of the State of Delaware, or of any other State of the United States of America, or of the District of Columbia, or of any commonwealth, territory, dependency, colony, possession agency, or instrumentality of the United States of America, or of any foreign country, a corporation or corporations for the purpose of conducting and promoting any business or purpose for which corporations may be organized, and to dissolve, wind up, liquidate, merge, or consolidated any such corporation or corporations or to cause the same to be dissolved, wound up, liquidated, merged, or consolidated.

         To conduct its business, promote its purposes, and carry on its operations in any and all of its branches and maintain offices both within and without the State of Delaware, in any and all States of the United States of America, in the District of Columbia, and in any all commonwealths, territories, dependencies, colonies, possessions, agencies, or instrumentalities of the United States of America and of foreign governments.

         To promote and exercise all or any part of the foregoing purposes and powers in any and all parts of the world, and to conduct its business in all or any of its branches as principal, agent, broker, factor, contractor, and in any other lawful capacity, either alone or through or in conjunction with any corporations, associations, partnerships, firms, trustees, syndicates, individuals, organizations, and other entities in any part of the world, and, in conducting its business and promoting any of its purposes, to maintain offices, branches, and agencies in any partof the world, to make and perform any contracts and to do any acts and things, and to carry on any business, and to exercise any powers and privileges suitable, convenient, or proper for the conduct, promotion, and attainment of any of the business and purposes herein specified or which at any time may be incidental thereto or may appear conducive to or expedient for the accomplishment of any of such business and purposes and which might be engaged in or carried on by a corporation incorporated or organized under the General Corporation Law of the State of Delaware, and to have and exercise all of the powers conferred by the laws of the State of Delaware upon corporations incorporated or organized under the General Corporation Law of the State of Delaware.

         The foregoing provisions of this Article THIRD shall be construed both as purposes and powers and each as an independent purpose and power. The foregoing enumeration of specific purposes and powers shall not be held to limit or restrict in any manner the purposes and powers of the corporation, and the purposes and powers herein specified shall, except when otherwise provided in this Article THIRD, be in no wise limited or restricted by reference to, or inference from, the terms of any provision of this or any other Article of this certificate of incorporation; provided, that the corporation shall not conduct any business, promote any purpose, or exercise any power or privilege within or without the State of Delaware which, under the laws thereof, the corporation may not lawfully conduct, promote, or exercise.

         FOURTH: The corporation is authorized to issue two classes of stock, designated, respectively, "common shares" and "preferred shares." The number of authorized common shares is one hundred million (100,000,000) and the number of authorized preferred shares is ten million (10,000,000). Each of the common shares and preferred shares shall have a par value of $.001 per share.

         A statement of the rights, preferences, privileges, and restrictions granted to or imposed on the respective classes of shares or on their holders is as follows:

         The Board of Directors shall fix the number of shares of each series of preferred stock and will determine or alter the rights, preferences, privileges, and restrictions granted to or imposed on any wholly unissued series of the preferred stock. The Board may increase or decrease the number of shares of any wholly unissued series of preferred stock subsequent to the issuance of those shares.

         The Board of Directors has fixed the designations, voting powers, preferences and relative, participating, optional, redemption and other special rights (the "Rights and Preferences") of Series A Convertible Preferred Stock as follows:

         1. Designation and Amount. The designation of the series of preferred stock created is the Series A Convertible Preferred Stock, par value $0.001 per share (the "Series A Preferred"). The number of shares which shall constitute the Series A Preferred shall be 4,000,000 shares.

         2. Stated Value. The stated value for each share of the Series A Preferred shall be $1.00 (the "Stated Value").

         3. Rank. The Series A Preferred shall, with respect to dividend rights, redemption rights, and rights on liquidation, winding up, and dissolution, rank junior to the "Senior Securities" (as defined below), on a parity with the "Parity Securities" (as defined below), and senior to the Company's Common Stock and to all other classes and series of stock of the Company now or hereafter authorized, issued, or outstanding which are not expressly designated as senior to the Series A Preferred and the Parity Securities (collectively, the "Junior Securities"). For purposes hereof, "Senior Securities" shall consist of any class or series of stock that ranks senior to the Series A Preferred as to dividend rights, redemption rights, and rights on liquidation, winding up, and dissolution, and "Parity Securities" shall consist of any class or series of stock that ranks on a parity with the Series A Preferred as to dividend rights, redemption rights, and rights on liquidation, winding up, and dissolution.

         4. Dividends.

         (a) The holders of the Series A Preferred, in preference to the holders of Junior Securities, shall be entitled to receive, when, as, and if declared by the Board of Directors of the Company, out of any assets of the Company legally available for the payment of dividends, cumulative annual dividends per share at the applicable per annum rate set forth in paragraph 4(b). Such dividends shall be payable in cash. The amount of dividends per share not so paid shall be added to the aggregate amount of dividends per share unpaid on prior payment dates which remain unpaid on such date, and this total (the "Cumulative Deferred Amount per share") shall be added to the Stated Value per share for purposes of determining the amount of annual dividends per share which shall thereafter accumulate on the Series A Preferred. Any payment of cash dividends by the Company shall first be applied to reduce the Cumulative Deferred Amount per share. The holders of the Series A Preferred shall not be entitled to participate in any dividends payable in respect of any other class or series of capital stock of the Company.

         (b) The applicable per annum rate of annual dividends per share for the Series A Preferred shall be six percent (6%) of the Stated Value per share, payable on a semi-annual basis each June 30 and December 31.

         (c) Dividends for Series A Preferred shall accrue and be cumulative, whether or not declared, on each share of such series from and after the date of issuance thereof. Except for the additional amounts due in respect of the Cumulative Deferred Amount per share, no interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the shares of Series A Preferred which may be in arrears.

         (d) Subject to paragraph 4(g), so long as any shares of the Series A Preferred are outstanding, the Company shall not (i) declare, pay, or set apart for payment any dividend on any of the Junior Securities, except if all accrued dividends on Series A Preferred have been paid to date on the date such other dividend is declared, or (ii) make any payment on account of, or set apart for payment money for a sinking or other similar fund for, the purchase, redemption, retirement, or other acquisition for value of any of, or redeem, purchase, retire, or otherwise acquire for value any of, the Junior Securities or any warrants, rights, calls, or options exercisable for or convertible into any of the Junior Securities, or (iii) make any distribution in respect of the Junior Securities or any warrants, rights, calls, or options exercisable for or convertible into any of the Junior Securities, in any such case either directly or indirectly, and whether in cash, obligations, or shares of the Company or other property (other than distributions or dividends payable solely in a particular class or series of Junior Securities), unless prior to or concurrently with such declaration, payment, setting apart for payment, purchase, redemption, other acquisition for value, or distribution, as the case may be, all accrued and unpaid dividends, if any, on shares of the Series A Preferred not paid on the dates provided for in paragraph 4(c) hereof shall have been paid or declared and set aside for payment.

         (e) The date on which the Company initially issues any shares of the Series A Preferred shall be deemed to be the "date of issuance" of such shares regardless of the number of times transfers of shares of such series are made on the stock transfer books maintained by or for the Company and regardless of the number of certificates that may be issued to evidence such shares of Series A Preferred.

         (f) So long as any shares of Series A Preferred are outstanding, the Company shall not declare, pay, or set apart for payment any dividend on any Parity Securities unless concurrently with such declaration, payment, or setting apart for payment, as the case may be all accrued and unpaid dividends and repayments upon redemption of the Series A Preferred and all Parity Securities have been paid or made, as the case may be. The Series A Preferred and all Parity Securities shall share ratably in the amount of such payment in accordance with the sums that would be payable on such shares if all dividends were paid in full. Any repurchase, redemption, or retirement of Parity Securities shall be made on a pro rata basis with respect to the Series A Preferred unless all accrued and unpaid dividends and repayments upon redemption on the Series A Preferred have been paid or made, as the case may be.

         (g) Subject to the foregoing provisions of this paragraph and to the provisions of paragraph 5 hereof, the Board of Directors may declare and the Company may pay or set apart for payment dividends and other distributions on any of the Junior Securities, and may purchase or otherwise redeem any of the Junior Securities or any warrants, rights, or options exercisable for or convertible into any of the Junior Securities, and the holders of the shares of Series A Preferred shall not be entitled to share therein.

         5. Liquidation Preference.

         (a) In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the Company or sale of substantially all assets, the holders of shares of any unconverted Series A Preferred then outstanding shall be entitled to receive, in conjunction with any provision then being made for holders of Parity Securities, if any, an amount in cash equal to the Stated Value for each share outstanding, plus an amount in cash equal to all accrued but unpaid dividends thereon to the date fixed for liquidation, dissolution, or winding up before any payment shall be made or any assets distributed to the holders of any of the Junior Securities. After payment of the full amount of the liquidation preference payable to the holders of shares of Series A Preferred and the payment of any other liquidation preferences payable with respect to any Senior Securities or Parity Securities, holders of Series A Preferred shall be entitled to share ratably in the distribution of the remaining available assets of the Company in the proportion that each holder's shares, calculated on an as conversed basis, bears to the total number of shares of capital stock of the Company outstanding and eligible to participate in such distribution, assuming conversion as applicable. If the assets of the Company are not sufficient to pay in full the liquidation payments payable to the holders of outstanding shares of Series A Preferred and the holders of Parity Securities, if any, then the holders of all such shares shall share ratably in such distribution of assets in accordance with the amount which would be payable on such distribution if the amounts to which the holders of outstanding shares of Series A Preferred and the holders of Parity Securities were paid in full.

         (b) For the purposes of this paragraph, neither the voluntary sale, lease, conveyance, exchange, or transfer (for cash, shares of stock, securities, or other consideration) of all or substantially all the property or assets of the Company nor the consolidation or merger of the Company with one or more other corporations shall be deemed to be a liquidation, dissolution, or winding up, voluntary or involuntary, unless such voluntary sale, lease, conveyance, exchange, or transfer shall be in connection with a plan of liquidation, dissolution, or winding up of the Company.

         6. Redemption.

         (a) Right to Redemption. At any time on or after the fifth anniversary of the issuance of the Series A Preferred, the holders of Series A Preferred may elect to require the Company to redeem such holders' shares of Series A Preferred at a price equal to the Stated Value per share plus all accrued and unpaid dividends accrued as of such date. The holders of Series A Preferred may require the Company to effect such a redemption by giving written notice to the Company of such election. Upon receipt of such notice, the Company (and such holders) will be obligated to redeem the percentage of shares of Series A Preferred specified in the notice of redemption (ratably among the holders of each series of the Series A Preferred).

         (b) Continuing Obligation. If the funds of the Company legally available for redemption of Series A Preferred upon any demand for redemption by holders of the Series A Preferred are insufficient to redeem the total number of shares of Series A Preferred to be redeemed in a requested redemption, at the option of the holders of Series A Preferred demanding redemption, those funds that are legally available will be used to redeem the maximum possible number of shares of Series A Preferred ratably among the holders of the Series A Preferred to be redeemed based upon the aggregate redemption price of such shares held by each such holder. In such case, at any time and from time to time thereafter when additional funds of the Company are legally available for redemption of shares of Series A Preferred, such funds immediately will be used to redeem the balance of the shares of Series A Preferred which the Company has become obligated to redeem but which it has not redeemed and such funds will not be used for any other purpose, including to redeem any shares of Series A Preferred which the Company is obligated to redeem in connection with any subsequently requested redemption.

         (c) Failure to Redeem. An Event of Default (as defined in Section 8(f) hereof) shall be deemed to occur in the event the Company is unable to legally redeem or otherwise fails to redeem any shares of Series A Preferred included in a demand for redemption within 15 days following receipt by the Company of the notice of such requested redemption.

         (d) Dividends; Rights of Holders. No share of Series A Preferred is entitled to any dividends accruing after the date on which the redemption price of such share of Series A Preferred is paid. On such date, all rights of the holder of such share of Series A Preferred will cease, and such share of Series A Preferred will not be deemed to be outstanding.

         (e) Reissuance; New Certificates. Any shares of Series A Preferred which are redeemed or otherwise acquired by the Company will be canceled and will not be reissued, sold or transferred. If fewer than the total number of shares of Series A Preferred represented by any certificate are redeemed, a new certificate representing the number of unredeemed shares of Series A Preferred will be issued to the holder thereof without cost to such holder within three (3) business days after surrender of the certificate representing the redeemed shares.

         (f) Ratable Offers. Neither the Company nor any subsidiary will redeem, repurchase or otherwise acquire any shares of Series A Preferred pursuant to this Section 6, except as expressly authorized herein or pursuant to a purchase offer made pro-rata to all holders of shares of Series A Preferred on the basis of the number of shares of Series A Preferred owned by each such holder.

         7. Conversion. The holders of Series A Preferred have conversion rights as follows (the "Conversion Rights"):

         (a) Right to Convert. Except as set forth in Section 7(b) below, each share of Series A Preferred shall initially be convertible, at the option of the holder thereof, at any time on or after six months from the date of issuance thereof, into a number of fully paid and nonassessable shares of Class A Common Stock, par value $.01 per share, of the Company (the "Common Stock") as follows ("Conversion Rate"): (i) if conversion occurs on or before the first anniversary following issuance, such Series A Preferred will convert at a rate of .666 shares of Common Stock for each share of Series A Preferred; (ii) if conversion occurs after the first anniversary but on or before the second anniversary following issuance, such Series

         A Preferred will convert at a rate of .400 shares of Common Stock for each share of Series A Preferred; (iii) if conversion occurs after the second anniversary but on or before the third anniversary following issuance, such Series A Preferred will convert at a rate of .285 shares of Common Stock for each share of Series A Preferred; (iv) if conversion occurs after the third anniversary following issuance, such Series A Preferred will convert at a rate of .200 shares of Common Stock for each share of Series A Preferred. The Conversion Rate of the Series A Preferred shall be subject to adjustment from time to time as provided in Section 7(d) hereof. The Stated Value of each series of Series A Preferred shall not be subject to adjustment (except as provided in Section 7(d)). Upon conversion, all accrued or unpaid dividends on the shares of Series A Preferred so converted shall, at the option of the Company, be paid in either cash, to the extent permitted by applicable law (and if not then permitted by applicable law, at such time as the Company is permitted by applicable law to pay any such dividends) or, at the Company's option, converted into the number of fully paid and nonassessable shares of Common Stock which results from dividing the fair market value of a share of Common Stock (as determined in good faith by the Board of Directors) at such time into the aggregate of all such accrued or unpaid dividends on the Series A Preferred so converted. Notwithstanding anything else contained herein to the contrary, if, in respect of any shares of Series A Preferred, the Company elects (whether as a result of a voluntary or automatic conversion) to pay all accrued or unpaid dividends in cash, then the Company shall pay all accrued or unpaid dividends (whether declared or undeclared) on the remaining shares of Series A Preferred in cash, and, if, in respect of any shares of Series A Preferred, the Company elects (whether as a result of a voluntary or automatic conversion) to pay all accrued or unpaid dividends in shares of Common Stock, then the Company shall pay all accrued or unpaid declared dividends on the remaining shares of Series A Preferred in shares of Common Stock.

         (b) Automatic Conversion. Each share of Series A Preferred shall automatically be converted into shares of Common Stock upon the closing of an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, which covers the offer and sale of Common Stock for the account of the Company to the public with gross proceeds that are equal to or greater than $20,000,000 (before deducting offering expenses and underwriting discounts Each share of Series A Preferred shall also automatically convert, at any time after the date hereof, upon any capital reorganization or any reclassification of the stock of the Company (other than as a result of a stock dividend, or subdivision, split-up or combination of shares), or the consolidation, acquisition, purchase of substantially all Company assets or merger of the Company with or into another person (other than a consolidation or merger in which the Company is the continuing entity and which does not result in any change in the Common Stock) the Series A Preferred shall, after such reorganization, reclassification, consolidation, asset purchase or merger be convertible into the kind and number of shares of stock or other securities or property of the Company or otherwise to which such holder would have been entitled if immediately prior to such reorganization, reclassification, consolidation, asset purchase or merger such holder had converted his or its shares of Series A Preferred into Common Stock. Upon automatic conversion, all accrued or unpaid dividends (whether declared or undeclared) on the Series A Preferred shall, at the option of the Company, be paid in cash, to the extent permitted by applicable law (and if not then permitted by applicable law, at such time as the Company is permitted by applicable law to pay any such dividends) or converted into the number of fully paid and nonassessable shares of Common Stock which results from dividing the fair market value of a share of Common Stock (using the offering price in the applicable underwriting), into the aggregate of all such accrued or unpaid dividends.

         (c) Mechanics of Conversion. Before any holder of Series A Preferred shall be entitled to convert the same into shares of Common Stock and to receive certificates therefor, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the principal office of the Company or of any transfer agent for the Series A Preferred, and shall give written notice to the Company at such office that such holder elects to convert the same; provided, however, that in the event of an automatic conversion pursuant to Section 7(b) hereof, the outstanding shares of Series A Preferred shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent; and provided, further, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such automatic conversion unless and until the certificates evidencing such shares of Series A Preferred are either delivered to the Company or its transfer agent as provided above, or the holder notifies the Company or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates. The Company shall as soon as practicable after such delivery, or after such agreement and indemnification, issue and deliver at such office to such holder of Series A Preferred, a certificate or certificates for the number of shares of Common Stock to which it, he or she shall be entitled as aforesaid and, at the option of the Company, either a check payable to the holder in the amount of any accrued and unpaid dividends (whether declared or undeclared) payable pursuant to Section 4 hereof, if any, or the number of fully paid and nonassessable shares of Common Stock which results from dividing the fair market value of a share of Common Stock (as determined in good faith by the Board of Directors or using the offering price in an underwriting, if the conversion is pursuant to
         Section 7(b)) into the aggregate of all such accrued or unpaid dividends (whether declared or undeclared). Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred to be converted, or, in the case of automatic conversion, simultaneously upon the occurrence of the event leading to such automatic conversion, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

         (d) Conversion Rate and Stated Value Adjustments. In the event the outstanding shares of Common Stock shall be subdivided, combined or consolidated, by stock split, stock dividend, combination or like event, into a greater or lesser number of shares of Common Stock, the Conversion Rate and Stated Value in effect immediately prior to such subdivision, combination, consolidation, or stock dividend shall, concurrently with the effectiveness of such subdivision, combination, consolidation or stock dividend, be proportionately adjusted.

         (e) Status of Converted Stock. In case any shares of Series A Preferred shall be converted pursuant to Section 7 hereof, the shares so converted shall be canceled, shall not be reissuable and shall cease to be a part of the authorized capital stock of the Company.

         (f) Fractional Shares. In lieu of any fractional shares in the aggregate to which the holder of Series A Preferred would otherwise be entitled upon conversion, the Company shall pay cash equal to such fraction multiplied by the fair market value of one share of Common Stock as determined by the Board of Directors in the good faith exercise of its reasonable business judgment.

         (g) Miscellaneous.

         (i) All calculations under this Section 7 shall be made to the nearest cent or to the nearest one hundredth (1/100) of a share, as the case may be.

         (ii) No adjustment in the Conversion Rate will be made if such adjustment would result in a change in such Conversion Rate of less than .01. Any adjustment of less than .01 which is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of .01 or more in the Conversion Rate.

         (h) No Impairment. The Company will not, through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 7 and in the taking of all action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of Series A Preferred against impairment.

         (i) Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series A Preferred, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Preferred. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then issued and outstanding shares of Series A Preferred, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

         8. Registration Rights

         Holders of Series A Preferred shall have registration rights under a Registration Rights Agreement which shall be negotiated between the holders of Series A Preferred and the Company.

         9. Record Holders. The Company and any transfer agent may deem and treat the record holder of any shares of Series A Preferred as the true and lawful owner thereof for all purposes, and neither the Company nor any transfer agent shall be affected by any notice to the contrary.

         10. Notice. Any notice or other communication to be given under this resolution shall be in writing and shall be deemed to have been duly given or made (a) if delivered personally, at the time of such delivery, (b) if transmitted by first class registered or certified mail, postage prepaid, return receipt requested, three (3) business days after the date of such mailing, (c) if sent by prepaid overnight delivery service, the next business day after being sent, or (d) if transmitted by cable, telegram, facsimile, or telex, at the time of such transmission, addressed as follows: (x) if to the Company, at its principal executive offices, and (y) if to a holder of Series A
Preferred, at the last address of such holder as it shall appear on the register maintained by or for the Company.

         FIFTH: The corporation is to have perpetual existence.

         SIXTH: Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

         SEVENTH: For the management of the business and for the conduct of the affairs of the corporation, and in further definition, limitation, and regulation of the powers of the corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided:

         1. The management of the business and the conduct of the affairs of the corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the Bylaws. The phrase "whole Board" and the phrase "total number of directors" shall be deemed to have the same meaning, to wit, the total number of directors which the corporation would have if there were no vacancies. No election of directors need be by written ballot.

         2. After the original or other Bylaws of the corporation have been adopted, amended, or repealed, as the case may be, in accordance with the provisions of Section 109 of the General Corporation Law of the State of Delaware, and, after the corporation has received any payment for any of its stock, the power to adopt, amend, or repeal the Bylaws of the corporation may be exercised by the Board of Directors of the corporation; provided, however, that any provision for the classification of directors of the corporation for staggered terms pursuant to the provisions of subsection (d) of Section 141 of the General Corporation Law of the State of Delaware shall be set forth in an initial Bylaw or in a Bylaw adopted by the stockholders entitled to vote of the corporation unless provisions for such classification shall be set forth in this certificate of incorporation.

         3. Whenever the corporation shall be authorized to issue only one class of stock, each outstanding share shall entitle the holder thereof to notice of, and the right to vote at, any meeting of stockholders. Whenever the corporation shall be authorized to issue more than one class of stock, no outstanding share of any class of stock which is denied voting power under the provisions of the certificate of incorporation shall entitle the holder thereof to the right to vote at any meeting of stockholders except as the provisions of paragraph (2) of subsection (b) of Section 242 of the General Corporation Law of the State of Delaware shall otherwise require; provided, that no share of any such class which is otherwise denied voting power shall entitle the holder thereof to vote upon the increase or decrease in the number of authorized shares of said class.

         EIGHTH: The personal liability of the directors of the corporation is hereby eliminated to the fullest extent permitted by the provisions of paragraph
(7) of subsection (b) of Section 102 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented.

         NINTH: The corporation shall, to the fullest extent permitted by the provisions of Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

         TENTH: From time to time any of the provisions of this certificate of incorporation may be amended, altered, or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the corporation by this certificate of incorporation are granted subject to the provisions of this Article TENTH."

IN WITNESS WHEREOF, the corporation has caused this Restated Certificate of Incorporation to be signed by Lawrence Schaffer, its President, this _____ day of ____________, 2000.

                                    -------------------------------------
                                    Lawrence Schaffer
                                    President

                                                                      ANNEX C




                                AcuBid.com, Inc.

                           1999 INCENTIVE EQUITY PLAN

                                ACUBID.COM, INC.

                              INCENTIVE EQUITY PLAN

                                TABLE OF CONTENTS


                                                                                                 PAGE
                                                                                                 ----

 1.      Purpose .................................................................................................1

 2.      Definitions .............................................................................................1

 3.      Shares and Performance Units Available under the Plan ...................................................3

 4.      Option Rights ...........................................................................................4

 5.      Appreciation Rights .....................................................................................6

 6.      Restricted Shares .......................................................................................8

 7.      Deferred Shares .........................................................................................9

 8.      Performance Shares and Performance Units...............................................................  9

 9.      Transferability ....................................................................................... 10

 10.     Adjustments ............................................................................................11

 11.     Fractional Shares ..................................................................................... 11

 12.     Withholding Taxes ......................................................................................11

 13.     Certain Terminations of Employment or Consulting
         Services, Hardship and Approved Leaves of Absence ......................................................12

 14.     Administration of the Plan .............................................................................12

 15.     Amendments and Other Matters ...........................................................................12

 16.     Change in Control ......................................................................................13

 17.     Termination of the Plan ................................................................................14


 18.     Effective Date..........................................................................................14


                                ACUBID.COM, INC.

                              INCENTIVE EQUITY PLAN

         1. PURPOSE. The purpose this Plan is to attract and retain officers and other key employees of and consultants to AcuBid.com, Inc. (the "Corporation") and its Subsidiaries and to provide such persons with incentives and rewards for superior performance.

         2. DEFINITIONS. As used in this Plan,

         "APPRECIATION RIGHT" means a right granted Pursuant to Section 5 of this Plan, including a Free-standing Appreciation Right and a Tandem Appreciation Right.

         "BASE PRICE" means the price to be used as the basis for determining the Spread upon the exercise of a Free-standing Appreciation Right.

         "BOARD" means the Board of Directors of the Corporation.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         "COMMITTEE" means the committee described in Section 14(a) of this Plan.

         "COMMON SHARES" means (i) shares of the Common Stock, .001 par value, of the Corporation and (ii) any security into which Common Shares may be converted by reason of any transaction or event of the type referred to in
Section 10 of this Plan.

         "DATE OF GRANT" means the date specified by the Committee on which a grant of Option Rights, Appreciation Rights, Performance Shares or Performance Units or a grant or sale of Restricted Shares or Deferred Shares shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.

         "DEFERRAL PERIOD" means the period of time during which Deferred Shares are subject to deferral limitations under Section 7 of this Plan.

         "DEFERRED SHARES" means an award pursuant to Section 7 of this Plan of the right to receive Common Shares at the end of a specified Deferral Period.

         "EFFECTIVE DATE" shall have the meaning set forth in Section 17.

         "FREE-STANDING APPRECIATION RIGHT" means an Appreciation Right granted pursuant to Section 5 of this Plan that is not granted in tandem with an Option Right or similar right.

         "INCENTIVE STOCK OPTION" means an Option Right that is intended to qualify as an "incentive stock option" under Section 422 of the Code or any successor provision thereto. "Management Objectives" means the achievement of performance objectives established pursuant to this Plan, which may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Participant, or the Subsidiary, division, department or function within the corporation or Subsidiary in which the Participant is employed or with respect to which the Participant provides consulting services. The Committee may adjust Management Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the Date of Grant that are unrelated to the performance of the Participant and result in distortion of the Management Objectives or the related minimum acceptable level of achievement.

         "MARKET VALUE PER SHARE" as of a given date means (a) the closing sale price of the Common Shares on the principal securities exchange on which such Common Shares are then trading on such date, or (b) if the Common Shares are not listed on a securities exchange, the closing sale price of the Common Shares as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on such date. If there are no Common Share transactions on such date, the Market Value per Common Share shall be determined as of the immediately preceding date on which there were Common Share transactions.

         "NONQUALIFIED OPTION" means an Option Right that is not intended to qualify as an Incentive Stock Option.

         "OPTIONEE" means the person so designated in an agreement evidencing an outstanding Option Right or the Successor of an Optionee, as the context so requires.

         "OPTION PRICE" means the purchase price payable upon the exercise of an Option Right.

         "OPTION RIGHT" means the right to purchase Common Shares from the Corporation upon the exercise of a Nonqualified Option or an Incentive Stock Option granted pursuant to Section 4 of this Plan.

         "PARTICIPANT" means a person who is selected by the Committee to receive benefits under this Plan and (i) is at that time an officer, including without limitation an officer who may also be a member of the Board, or other key employee of or a consultant to the Corporation or any Subsidiary or (ii) has agreed to commence serving in any such capacity, or the Successor of a Participant, as the context requires.

         "PERFORMANCE PERIOD" means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating thereto are to be achieved.

         "PERFORMANCE SHARE" means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 8 of this Plan.

         "PERFORMANCE UNIT" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 8 of this Plan.

         "RELOAD OPTION RIGHTS" means additional Option Rights automatically granted to an Optionee upon the exercise of Option Rights pursuant to Section 4(f) of this Plan.

         "RESTRICTED SHARES" means Common Shares granted or sold pursuant to
Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the restrictions on transfer referred to in Section 6 hereof has expired.

         "RULE 16B-3" means Rule 16b-3, as promulgated and amended from time to time by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule to the same effect.

         "SPREAD" means, in the case of a Free-standing Appreciation Right, the amount by which the Market Value per Share on the date when the Appreciation Right is exercised exceeds the Base Price specified therein or, in the case of a Tandem Appreciation Right, the amount by which the Market Value per Share on the date when the Appreciation Right is exercised exceeds the Option Price specified in the related Option Right.

         "SUBSIDIARY" means any corporation in which the Corporation owns or controls directly or indirectly more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation at the time of the grant.

         "SUCCESSOR" of a Participant means the legal representative of the estate of a deceased Participant or the person or persons who shall acquire the right to exercise an award hereunder by bequest or inheritance or by reason of death of the Participant.

         "TANDEM APPRECIATION RIGHT" means an Appreciation Right granted pursuant to Section 5 of this Plan that is granted in tandem with an Option Right or any similar right granted under any other plan of the Corporation.

         3. SHARES AND PERFORMANCE UNITS AVAILABLE UNDER THE PLAN. (a) Subject to adjustment as provided in Section 10 of this Plan, the number of Common Shares granted under this Plan, shall not in the aggregate exceed 1,250,000 Shares, which may be Common Shares of original issuance or Common Shares held in treasury or a combination thereof. For the purposes of this Section 3(a):

          (i) Upon payment in cash of the benefit provided by any award granted under this Plan, any Common Shares that were covered by that award shall again be available for issuance hereunder.

          (ii) Common Shares covered by any award granted under this Plan shall be deemed to have been issued, and shall cease to be available for future issuance in respect of any other award granted hereunder, at the earlier of the time when they are actually issued or the time when dividends or dividend equivalents are paid thereon; provided, however, that Restricted Shares shall be deemed to have been issued at the earlier of the time when they cease to be subject to a substantial risk of forfeiture or the time when dividends are paid thereon.

         (b) The number of Performance Units that may be granted under this Plan shall not in the aggregate exceed 100,000. Performance Units that are granted under this Plan, but are paid in Common Shares or are not earned by the Participant at the end of the Performance Period, shall be available for future grants of Performance Units hereunder.

         4. OPTION RIGHTS. The Committee may from time to time authorize grants to Participants of options to purchase Common Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

                  (a) Each grant shall specify the number of Common Shares to which it pertains; provided, however, that no participant shall be granted Option Rights for more than 100,000 Common Shares in any one fiscal year of the Corporation, subject to adjustment as provided in Section 10 of this Plan.

                  (b) Each grant shall specify an Option Price per Common Share, which may be less than, equal to or greater than the Market Value per Share on the Date of Grant; provided, however, (i) the Option Price shall equal at least 85% of the Market Value per Share on the Date of Grant, or (ii) the Option Price with respect to each Incentive Stock Option shall not be less than 100% (or 110%, in the case of an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners)) of the Market Value per Share on the Date of Grant.

                  (c) Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalents acceptable to the Committee, (ii) subject to Section 4(d), nonforfeitable, unrestricted Common Shares, which are already owned by the Optionee and have a value at the time of exercise that is equal to the Option Price, (iii) any other legal consideration that the Committee may deem appropriate, including without limitation any form of consideration authorized under Section 4(d) below, on such basis as the Committee may determine in accordance with this Plan and (iv) any combination of the foregoing.

                  (d) On or after the Date of Grant of any Nonqualified Option, the Committee may determine that payment of the Option Price may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Committee on or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 4(d), the Common Shares received by the Optionee upon the exercise of the Nonqualified Option shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Optionee; provided, however, that such risks of forfeiture and restrictions on transfer shall apply only to the same number of Common Shares received by the Optionee as applied to the forfeitable or restricted Common Shares surrendered by the Optionee.

                  (e) Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a broker on the date of exercise of some or all of the Common Shares to which the exercise relates.

                  (f) On or after the Date of Grant of any Option Rights, the Committee may provide for the automatic grant to the Optionee of Reload Option Rights upon the exercise of Option Rights, including Reload Option Rights for Common Shares or any other noncash consideration authorized under Sections 4(c) and (d) above.

                  (g) Successive grants may be made to the same Participant regardless of whether any Option Rights previously granted to the Participant remain unexercised.

                  (h) Each grant shall specify the conditions, including as and to the extent determined by the Committee, the period or periods of continuous employment, or continuous engagement of the consulting services, of the Optionee by the Corporation or any Subsidiary, or the achievement of Management Objectives, that are necessary before the Option Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of the Option Rights, including, without limitation, in the event of a change in control of the Corporation or other similar transaction or event.

                  (i) Option Rights granted pursuant to this Section 4 may be Nonqualified Options or Incentive Stock Options or combinations thereof, as set forth in the award agreement.

                  (j) On or after the Date of Grant of any Nonqualified Option, the Committee may provide for the payment to the Optionee of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis, or the Committee may provide that any dividend equivalents shall be credited against the Option Price.

                  (k) No Option Right granted pursuant to this Section 4 may be exercised more than 10 years from the Date of Grant (except that, in the case of an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners) who is granted an Incentive Stock Option, the term of such Option Right shall be no more than five years from the Date of Grant).

                  (l) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Optionee and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

                  (m) The aggregate Market Value per Share, determined as of the Date of Grant, of the Common Shares for which any Optionee may be awarded Incentive Stock Options which are first exercisable by the Optionee during any calendar year under this Plan (or any other stock option plan required to be taken into account under Section 422(d) of the Code) shall not exceed $100,000.

                  (n) Options granted pursuant to this Section 4 shall terminate on the earliest of the following dates:
                      (1) On the date on which the Optionee ceases to be an employee of the Company or a Subsidiary unless he ceases to be such an employee in a manner described in (2) or (3) below.
                      (2) 60 days after the Optionee ceases to be an employee of the Company or any Subsidiary if (i) Optionee retires from employment with the Company or any Subsidiary after reaching the age of 65 years, or (ii) Optionee's employment is terminated under circumstances determined by the Committee to be for the convenience of the Company.
                      (3) 90 days after the date on which Optionee's employment is terminated as a result of the Optionee's death or Disability (as hereinafter defined).
                      (4) Ten years from the date of this Agreement.
                      (5) In the event the Optionee shall intentionally commit an act materially inimical to the interests of the Company or a Subsidiary, and the Committee shall so find, the Option shall terminate at the time of such act, notwithstanding any other provision of this Agreement.

                  (o) If and to the extent otherwise advisable herein or under the applicable option agreement, upon and after the death of an Optionee, such Optionee's Option Rights, to the extent exercisable after death may be exercised by the Successors of the Optionee. An Option Right may be exercised, and payment in full of the aggregate Option Price made, by the Successors of an Optionee only by written notice (in the form prescribed by the Committee) to the Corporation specifying the number of Common Shares to be purchased. Such notice shall state that the aggregate Option Price will be paid in full, or that the Option Right will be exercised as otherwise provided hereunder, in the discretion of the Corporation or the Committee, if and as applicable.

         5. APPRECIATION RIGHTS. The Committee may also authorize grants to Participants of Appreciation Rights. An Appreciation Right shall be a right of the Participant to receive from the Corporation an amount, which shall be determined by the Committee and shall be expressed by a percentage (not exceeding 100 percent) of the Spread at the time of the exercise of an Appreciation Right. Any grant of Appreciation Rights under this Plan shall be upon such terms and conditions as the Committee may determine in accordance with the following provisions:

                  (a) Any grant may specify that the amount payable upon the exercise of an Appreciation Right may be paid by the Corporation in cash, Common Shares or any combination thereof and may (i) either grant to the Participant or reserve to the Committee the right to elect among those alternatives or (ii) preclude the right of the Participant to receive and the Corporation to issue Common Shares or other equity securities in lieu of cash; provided, however, that no form of consideration or manner of payment that would cause Rule 16b-3 to cease to apply to this Plan shall be permitted.

                  (b) Any grant may specify that the amount payable upon the exercise of an Appreciation Right shall not exceed a maximum specified by the Committee on the Date of Grant.

                  (c) Any grant may specify (i) a waiting period or periods before Appreciation Rights shall become exercisable and (ii) permissible dates or periods an or during which Appreciation Rights shall be exercisable.

                  (d) Any grant may specify that an Appreciation Right may be exercised only in the event of a change in control of the Corporation or other similar transaction or event.

                  (e) On or after the Date of Grant of any Appreciation Rights, the Committee may provide for the payment to the Participant of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis.

                  (f) Each grant shall be evidenced by an agreement, which shall be executed an behalf of the Corporation by any officer thereof and delivered to and accepted by the Optionee and shall contain such other terms and provisions an the Committee may determine consistent with this Plan.

                  (g) Regarding Tandem Appreciation Rights only: Each grant shall provide that a Tandem Appreciation Right may be exercised only (i) at a time when the related Option Right (or any similar right granted under any other plan of the Corporation) is also exercisable and the Spread is positive and (ii) by surrender of the related Option Right (or such other right) for cancellation.

                  (h) Regarding Free-standing Appreciation Rights only:

                      (i) Each grant shall specify in respect of each Free-standing Appreciation Right a Base Price per Common Share, which shall be equal to or greater than the Market Value per Share on the Date of Grant;

                      (ii) Successive grants may be made to the same Participant regardless of whether any Free-standing Appreciation Rights previously granted to the Participant remain unexercised; provided, however , that no participant shall be granted more than 100,000 Freestanding Appreciation Rights in any one fiscal year of the Corporation, subject to adjustment as provided in
                            Section 10 of this Plan;

                      (iii) Each grant shall specify the conditions, including
                            as and to the extent determined by the Committee, the period or periods of continuous employment, or continuous engagement of the consulting services, of the Participant by the Corporation or any Subsidiary, or the achievement of Management Objectives, that are necessary before the Free-standing Appreciation Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of the Free-standing Appreciation Rights, including, without limitation, in the event of a change in control of the Corporation or other similar transaction or event; and

                      (iv) No Free-standing Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

         6. RESTRICTED SHARES. The Committee may also authorize grants or sales to Participants of Restricted Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

                  (a) Each grant or sale shall constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, or as and to the extent determined by the Committee, the achievement of Management Objectives, entitling such Participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

                  (b) Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant.

                  (c) Each grant or sale shall provide that the Restricted Shares covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Committee on the Date of Grant, and any grant or sale may provide for the earlier termination of such period, including without limitation, in the event of a change in control of the Corporation or other similar transaction or event.

                  (d) Each grant or sale shall provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Committee on the Date of Grant. Such restrictions may include, without limitation, rights of repurchase or first refusal in the Corporation or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

                  (e) Any grant or sale may require that any or all dividends or other distributions paid on the Restricted Shares during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in additional Common Shares, which may be subject to the same restrictions as the underlying award or such other restrictions as the Committee may determine.

                  (f) Each grant or sale shall be evidenced by an agreement, which shall be executed an behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan. Unless otherwise directed by the Committee, all certificates representing Restricted Shares, together with a stock power that shall be endorsed in blank by the Participant with respect to the Restricted Shares, shall be held in custody by the Corporation until all restrictions thereon lapse.

         7. DEFERRED SHARES. The Committee may also authorize grants or sales of Deferred Shares to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:

                  (a) Each grant or sale shall constitute the agreement by the Corporation to issue or transfer Common Shares to the Participant in the future in consideration of the performance of services rendered, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

                  (b) Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market value per Share on the Date of Grant.

                  (c) Each grant or sale shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the Date of Grant, and any grant or sale may provide for the earlier termination of the Deferral Period, including without limitation, in the event of a change in control of the Corporation or other similar transaction or event.

                  (d) During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote the Deferred Shares, but the Committee may on or after the Date of Grant authorize the payment of dividend equivalents on the Deferred

Shares in cash or additional Common Shares on a current, deferred or contingent basis.

                  (e) Each grant or sale shall be evidenced by an agreement, which shall be executed an behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

         8. PERFORMANCE SHARES AND PERFORMANCE UNITS. The Committee may also authorize grants of Performance Shares and Performance Units, which shall become payable to the Participant upon the achievement of specified Management Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

                  (a) Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

                  (b) The Performance Period with respect to each Performance Share or Performance Unit shall be determined by the Committee on the Date of Grant and may be subject to earlier termination, including, without limitation, in the event of a change in control of the Corporation or other similar transaction or event.

                  (c) Each grant shall specify the Management Objectives that are to be achieved by the Participant.

                  (d) Each grant shall specify in respect of the specified Management Objectives a minimum acceptable level of achievement below which no payment will be made and shall set forth a formula for determining the amount of any payment to be made if performance is at or above the minimum acceptable level but falls short of full achievement of the specified Management Objectives.

                  (e) Each grant shall specify the time and manner of payment of Performance Shares or Performance units that shall have been earned, and any grant may specify that any such amount may be paid by the Corporation in cash, Common Shares or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives; provided, however, that no form of consideration or manner of payment that would cause Rule 16b-3 to cease to apply to this Plan shall be permitted.

                  (f) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the Date of Grant. Any grant of Performance Units may specify that the amount payable, or the number of Common Shares issued, with respect thereto may not exceed maximums specified by the Committee on the Date of Grant.

                  (g) On or after the Date of Grant of Performance Shares, the Committee may provide for the payment to the Participant of dividend equivalents thereon in cash or additional Common Shares on a current, deferred or contingent basis.

                  (h) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

         9. TRANSFERABILITY. (a) No Option Right or other derivative security (as that term is used in Rule 16b-3) granted under this Plan may be transferred by a Participant except by will or the laws of descent and distribution. Option Rights and Appreciation Rights granted under this Plan may not be exercised during a Participant's lifetime except by the Participant or, in the event of the Participant's legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law and court supervision. The Committee may (but need not) permit other transfers, to the extent consistent with Rule 16b-3; where the Committee concludes that such transferability does not result in accelerated taxation and is otherwise appropriate and desirable.

                  (b) Any grant made under this Plan may provide that all or any part of the Common Shares that are to be issued or transferred by the Corporation upon the exercise of Option Rights or Appreciation Rights or upon the termination of the Deferral Period applicable to Deferred Shares or in payment of Performance Shares or Performance Units, or are no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in
Section 6 of this Plan, shall be subject to further restrictions upon transfer.

         10. ADJUSTMENTS. The Committee may make or provide for such adjustments in the number of Common Shares covered by outstanding awards granted hereunder, the Option Prices per Common Share or Base Prices per Common Share applicable to any such awards, and the kind of shares (including shares of another issuer) covered thereby, as the Committee may in good faith determine to be equitably required in order to prevent dilution or expansion of the rights of Participants that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation or (b) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. Moreover, the Committee may on or after the Date of Grant provide in the agreement evidencing any award under this Plan that the holder of the award may elect to receive an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect, or the Committee may provide that the holder will automatically be entitled to receive such an equivalent award. The Committee may also make or provide for such adjustments in the maximum number of Common Shares specified in Section 3(a) of this Plan, the maximum number of Performance Units specified in Section 3(b), and the maximum number of Common Shares and Free-standing Appreciation Rights specified in Sections 4(a) and 5(h)(ii) of this Plan as the Committee may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section 10.

         11. FRACTIONAL SHARES. The Corporation shall not be required to issue any fractional Common Shares pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement thereof in cash.

         12. WITHHOLDING TAXES. To the extent that the Corporation is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Corporation for the withholding are insufficient, it shall be a condition to the receipt of any such payment or the realization of any such benefit that the Participant or such other person make arrangements satisfactory to the Corporation for payment of the balance of any taxes required to be withheld. At the discretion of the Committee and subject to the provisions of Rule 16b-3, any such arrangements may include relinquishment of a portion of any such payment or benefit. The Corporation and any Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

         13. CERTAIN TERMINATIONS OF EMPLOYMENT OR CONSULTING SERVICES, HARDSHIP AND APPROVED LEAVES OF ABSENCE. Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment or consulting services by reason of death, disability, normal retirement, early retirement, with the consent of the Corporation, termination of employment or consulting services to enter public service with the consent of the Corporation or leave of absence approved by the Corporation, or in the event of hardship or other special circumstances, of a Participant who holds an Option Right or Appreciation Right that is not immediately and fully exercisable, any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, any Deferred Shares as to which the Deferral Period is not complete, any Performance Shares or Performance Units that have not been fully earned, or any Common Shares that are subject to any transfer restriction pursuant to Section 9(b) of this Plan, the Committee may take any action that it deems to be equitable under the circumstances or in the best interests of the Corporation, including without limitation, waiving or modifying any limitation or requirement with respect to any award under this Plan.

         14. ADMINISTRATION OF THE PLAN. (a) This Plan shall be administered by a Committee of the Board, which shall be composed of not less than two members of the Board, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3.

                  (b) The interpretation and construction by the Committee of any provision of this Plan or any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares or Performance Units, and any determination by the Committee pursuant to any provision of this Plan or any such agreement, notification or document, shall be final and conclusive. No member of the Committee shall be liable for any such action taken or determination made in good faith.

         15. AMENDMENTS AND OTHER MATTERS. (a) This Plan may be amended from time to time by the Committee; provided, however, that except as expressly authorized by this Plan, no such amendment shall increase the number of Common Shares specified in Section 3(a) hereof, increase the number of Performance Units specified in Section 3(b) hereof, or otherwise cause this Plan to cease to satisfy any applicable condition of Rule 16b-3, without further approval of the stockholders of the Corporation.

                  (b) With the concurrence of the affected Participant, the Committee may cancel any agreement evidencing Option Rights or any other award granted under this Plan. In the event of any such cancellation, the Committee may authorize the granting of new Option Rights or other awards hereunder, which may or may not cover the same number of Common Shares or Performance Units as had been covered by the canceled Option Rights or other award, at such Option Price, in such manner and subject to such other terms, conditions and discretion as would have been permitted under this Plan had the canceled Option Rights or other award not been granted.

                  (c) The Committee may grant under this Plan any award or combination of awards authorized under this Plan in exchange for the cancellation of an award that was not granted under this Plan, including without limitation any award that was granted prior to the adoption of this Plan by the Board, and any such award or combination of awards so granted under this Plan may or may not cover the same number of Common Shares as had been covered by the cancelled award and shall be subject to such other terms, conditions and discretion as would have been permitted under this Plan had the cancelled award not been granted.

                  (d) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Corporation or any Subsidiary and shall not interfere in any way with any right that the Corporation or any Subsidiary would otherwise have to terminate any Participant's employment or other service at any time.

                      (i) To the extent that any provision of this Plan would prevent any Option Right that was intended to quality as an Incentive Stock Option from so qualifying, any such provision shall be null and void with respect to any such Option Right: provided, however, that any such provision shall remain in effect with respect to other Option Rights, and there shall be no further effect on any provision of this Plan.

                      (ii) Any award that may be made pursuant to an amendment to this Plan that shall have been adopted without the approval of the stockholders of the Corporation shall be null and void if it is subsequently determined that such approval was required in order for this Plan to continue to satisfy the applicable conditions of Rule 16b-3.

         16. CHANGE IN CONTROL. The Committee may provide that awards granted under this Plan shall vest upon a change in control (as hereinafter defined). For purposes of this Plan, "Change in Control" means the occurrence of any of the following events:

                  (a) The execution by the Corporation of an agreement for the merger, consolidation or reorganization into or with another corporation or other legal person; provided, however, that no such merger, consolidation or reorganization shall constitute a Change in Control if as a result of such merger, consolidation or reorganization not less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of securities entitled to vote generally in the election of directors of the Corporation ("Voting Stock") immediately prior to such transaction;

                  (b) The execution by the Corporation of an agreement for the sale or other transfer of all or substantially all of its assets to another corporation or other legal person; provided, however, that no such sale or other transfer shall constitute a Change in Control if as a result of such sale or transfer not less than a majority of the combined voting power of the then outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Corporation immediately prior to such sale or transfer.

                  (c) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) (other than any person (or any of their affiliates) that owns beneficially or of record more than ten percent of the Common Shares on the Effective Date) has or intends to become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing a majority or more of the combined voting power of the then-outstanding Voting Stock, including, without limitation, pursuant to a tender offer or exchange offer;

                  (d) If, during any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Corporation cease for any reason to constitute at least a majority thereof; provided, however, that for purposes of this subsection (d) each director who is first elected, or first nominated for election by the Corporation's stockholders, by a vote of at least two-thirds of the directors of the Corporation (or a committee thereof) then still in office who were directors of the Corporation at the beginning of any such period shall be deemed to have been a director of the Corporation at the beginning of such period; or

                  (e) except pursuant to a transaction described in the proviso to subsection (a) of this Section 11, the Corporation adopts a plan for the liquidation or dissolution of the Corporation.

                  Notwithstanding the foregoing, to the extent necessary for an Option Right, its exercise or the sale of Common Shares acquired thereunder to be exempt from Section 16(b) of the Exchange Act (i) except in the case of death or Disability, an Optionee shall not be entitled to exercise any Option Rights granted within six months prior to the occurrence of a Change in Control until the expiration of the six-month period following the Date of Grant of such Option Rights, or (ii) at least six months shall elapse from the Date of Grant of such Option Rights to the date of disposition of the Common Shares acquired upon exercise of such Option Rights.

         17. TERMINATION OF THE PLAN. No further awards shall be granted under this Plan after the passage of 10 years from the date on which this Plan is first approved by the stockholders of the Corporation.

         18. EFFECTIVE DATE. The effective date of this Plan (the Effective Date") shall be September 1, 1999, provided, however, that this Plan and each award granted hereunder shall be void and of no force or effect until and unless this Plan shall have been approved by a vote of the holders of the majority of the Corporation present, or represented, and entitled to vote at a meeting duly held in accordance with Delaware law.

                                                                      ANNEX D




                                AcuBid.com, Inc.

                           1999 STOCK OPTION PLAN FOR
                             NON-EMPLOYEE DIRECTORS

                                AcuBid.com, Inc.

                1999 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

                                TABLE OF CONTENTS


                                                                                                 PAGE
                                                                                                 ----

 1.      Purposes ................................................................................................1

 2.      Definitions .............................................................................................1

 3.      Shares Available under the Plan .........................................................................2

 4.      Automatic Grants of Nonqualified Options to Nonemployee
         Directors ...............................................................................................3

 5.      Adjustments .............................................................................................4

 6.      Fractional Shares .......................................................................................5

 7.      Administration of the Plan ..............................................................................5

 8.      Amendments and Other Matters ............................................................................5

 9.      No Additional Rights ....................................................................................5

 10.     Securities Law Matters ..................................................................................6

 11.     Change in Control .......................................................................................6

 12.     Termination of the Plan .................................................................................8

 13.     Effective Date ..........................................................................................8

 14.     Nontransferability ......................................................................................8


                                AcuBid.com, Inc.

                1999 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

1. PURPOSES. The purposes of this Plan are to encourage outside Directors of AcuBid.com, Inc. (the "Corporation") to own shares of the Corporation's stock and thereby to align their interests more closely with the interests of the other stockholders of the Corporation, to encourage the highest level of Director performance by providing the Directors with a direct interest in the Corporation's attainment of its financial goals, and to provide financial incentives that will help attract and retain the most qualified Directors.

2.       DEFINITIONS. As used in this Plan:

         "Board" means the Board of Directors of the Corporation.

         "Change in Control" has the meaning set forth in Section 11.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Committee" means the Committee described in Section 7 of this Plan.

         "Common Shares" means (i) shares of the Common Stock, $.01 par value, of the Corporation and (ii) any security into which Common Shares may be converted by reason of any transaction or event of the type referred to in Section 5 of this Plan.

         "Date of Grant" means the date on which a grant of Nonqualified Options shall become effective as provided in Section 4(a).

         "Director" means a member of the Board who is not an employee of the Corporation. For purposes of this Plan, an employee is an individual whose wages are subject to the withholding of federal income tax under
         Section 3401 and 3402 of the Code. A Director who becomes an employee (within the meaning of this Section) shall not forfeit any Option Right granted hereunder solely by reason of assuming employee status.

         "Disability" means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. A Director shall not be considered to be subject to a Disability until he furnishes a certification from a practicing physician in good standing to the effect that such Director meets the criteria described in this Section.

         "Effective Date" has the meaning set forth in Section 13.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Market Value" as of a given date means (a) the closing sale price of the Common Shares on the principal securities exchange on which such Common Shares are then trading on such date, or (b) if the Common Shares are not listed on a securities exchange, the closing sale price of the Common Shares as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on such date. If there are no Common Share transactions on such date, the Market Value per Common Share shall be determined as of the immediately preceding date on which there were Common Share transactions.

         "Nonqualified Option" means an option to purchase shares of Common Stock that is not intended to qualify as an incentive stock option under Section 422 of the Code.

         "Optionee" means the Director so designated in an agreement evidencing an outstanding Option Right, or the Successor of an Optionee, as the context so requires.

         "Option Price" means the purchase price payable upon the exercise of an Option Right.

         "Option Right" means the right to purchase Common Shares from the Corporation upon the exercise of a Nonqualified Option granted pursuant to this Plan. Option Rights shall be evidenced by written agreements containing terms and conditions not inconsistent with this Plan.

         "Plan" means the AcuBid.com, Inc. 1998 Stock Option Plan for NonEmployee Directors, as the same may be amended from time to time.

         "Rule 16b-3" means Rule 16b-3, as promulgated and amended from time to time by the Securities and Exchange Commission under the Exchange Act.

         "Successor" of an Optionee means the legal representative of the estate of a deceased Optionee or the person or persons who shall acquire the right to exercise a Nonqualified Option by bequest or inheritance or by reason of the death of the Optionee.

         "Termination of Service" means the time at which the Optionee ceases to serve as a member of the Board for any reason, with or without cause, which includes termination by resignation, removal, death or retirement.

         "Voting Stock" has the meaning set forth in Section 11(a).

3. SHARES AVAILABLE UNDER THE PLAN. (a) Subject to Sections 3(b) and 5 of this Plan, the number of Common Shares issued or transferred, plus the number of Common Shares covered by outstanding awards granted under this Plan, shall not in the aggregate exceed 250,000 Common Shares, which may be Common Shares of original issuance or Common Shares held in treasury or a combination thereof.

         (b) For the purposes of this Section 3, any Common Shares subject to an Option Right that has been canceled or terminated shall again be available for the grant of Option Rights under this Plan.

4.       Automatic Grants of Nonqualified Options to NonEmployee Directors.

         (a) The following Nonqualified Options shall be granted under this
         Plan:

                  (i) As of the Effective Date, a Nonqualified Option to purchase 3,000 Common Shares is granted to each person who on such date is an incumbent Director, and a Nonqualified Option to purchase 3,000 Common Shares shall be automatically granted to each such person on each year thereafter for so long as he continues to serve as a Director.

                  (ii) With respect to each person who first becomes a Director of the Corporation after the Effective Date of this Plan, an option to purchase 3,000 Common Shares shall be automatically granted as of the date such person first becomes a Director, and a Nonqualified Option to purchase 3,000 Common Shares shall be automatically granted to each such person on of each year thereafter for so long as he or she continues to serve as a Director and provided that he or she has served as a Director for at least six months prior thereto.

                  (b) The Option Price per share of each Nonqualified Option shall be the Market Value per Common Share as of the Date of Grant.

                  (c) (i) Subject to subsection (ii) of this Section 4(c) and
Section 11 of this Plan, each Nonqualified Option, until terminated as provided in Section 4(d), shall become exercisable to the extent of 20% of the Common Shares subject thereto on the Date of Grant and to the extent of an additional 20% of the Common Shares subject thereto after each of the first four anniversaries of such date, for so long as the Optionee continues to serve as a member of the Board. To the extent exercisable, each Nonqualified Option shall be exercisable in whole or in part from time to time.

                           (ii) If an Optionee ceases to be a Director by reason
of death or Disability, all Nonqualified Options held by such Optionee that would have otherwise become exercisable had such Director continuously served as a Director through the date of the Corporation's annual meeting of stockholders immediately following such death or Disability shall, notwithstanding subsection
(i) of this Section 4(c), become immediately exercisable in full.

                  (d) Each Nonqualified Option shall terminate on the earliest of the following dates:

                           (i) Three (3) months following the effective date of
the Optionee's Termination of Service, if such Termination of Service results other than from Optionee's death or Disability;

                           (ii) One (1) year following the effective date of the
Optionee's Termination of Service, if such Termination of Service results from Optionee's death or Disability; or

                           (iii) Ten (10) years from the Date of Grant.

                  (e) The Option Price shall be payable (i) in cash or by check acceptable to the Corporation, (ii) by transfer to the Corporation of Common Shares which have been owned by the Optionee for more than six months prior to the date of exercise and which have a Market Value on the date of exercise equal to the Option Price, or (iii) by a combination of such methods of payment. The requirement of payment in cash shall be deemed satisfied if the Optionee shall have made arrangements satisfactory to the Corporation with a broker who is a member of the National Association of Securities Dealers, Inc. to sell on the exercise date a sufficient number of the shares being purchased so that the net proceeds of the sale transaction will at least equal the option exercise price and pursuant to which the broker undertakes to deliver the full option exercise price to the Corporation not later than the date on which the sale transaction will settle in the ordinary course of business.

                  (f) Nonqualified Options granted pursuant to this Section 4 shall be options that are not intended to qualify under any particular provision of the Code.

                  (g) If and to the extent otherwise advisable herein or under the applicable option agreement, upon and after the death of an Optionee, such Optionee's Nonqualified Options, to the extent exercisable after death may be exercised by the Successors of the Optionee. A Nonqualified Option may be exercised, and payment in full of the aggregate Option Price made, by the Successors of an Optionee only by written notice (in the form prescribed by the Committee) to the Corporation specifying the number of Common Shares to be purchased. Such notice shall state that the aggregate Option Price will be paid in full, or that the Nonqualified Option will be exercised as otherwise provided hereunder, in the discretion of the Corporation or the Committee, if and as applicable.

                  5. ADJUSTMENTS. The Committee shall make or provide for such adjustments in the number of Common Shares covered by awards made hereunder, the Option Prices per Common Share applicable to any such awards, and the kind of shares (including shares of another issuer) covered thereby, as the Committee shall in good faith determine to be equitably required in order to prevent dilution or expansion of the rights of Optionee that otherwise would result from
(a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation, or (b) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing. The Committee shall also make or provide for such adjustments in the maximum number of Common Shares specified in Section 3(a) of this Plan as the Committee may in good faith determine to be appropriate in order to reflect any transaction or event described in this
Section 5.

                  6. FRACTIONAL SHARES. The Corporation shall not be required to issue any fractional Common Shares pursuant to this Plan. Whenever under the terms of this Plan a fractional Common Share would otherwise be required to be issued, an amount in lieu thereof shall be paid in cash based upon the Market Value of such fractional Common Share.

                  7. ADMINISTRATION OF THE PLAN. This Plan shall be administered by a committee of the Board, which shall be composed of not less than two members of the Board ("Committee"). Notwithstanding the foregoing, grants of Option Rights under this Plan shall be automatic as described in Section 4, and the Committee shall have no authority, discretion or power to determine the terms of the Option Rights to be granted pursuant to this Plan, the number of Common Shares to be issued thereunder or the time at which such Option Rights are to be granted, or establish the duration and nature of Option Rights, except in the sense of administering the Plan subject to the provisions of this Plan.

                  8. AMENDMENTS AND OTHER MATTERS.

                  (a) This Plan may be terminated, and from time to time amended, by the Board; provided, however, that except as expressly authorized by this Plan, no such amendment shall increase the number of Common Shares specified in Section 3(a) hereof, materially modify the requirements as to eligibility for participation in this Plan, or otherwise cause this Plan or any grant, award or election made pursuant to this Plan to cease to satisfy any applicable condition of Rule 16b-3, without further approval of the stockholders of the Corporation, provided, further, that Plan provisions relating to the amount and price of securities to be awarded and the timing of awards under the Plan shall not be amended more than once every six months, other than to comport with changes in the Code, the Employees Retirement Income Security Act, as amended, or the rules promulgated thereunder. No amendment or termination of this Plan shall adversely affect any outstanding award theretofore granted under the Plan without the consent of the Director holding such award.

                  (b) Any grant, award or election that may be made pursuant to an amendment to this Plan shall be null and void if it is subsequently determined that stockholder approval of such amendment was required in order for this Plan to continue to satisfy the applicable conditions of Rule 16b-3.

                  9. NO ADDITIONAL RIGHTS. Nothing contained in this Plan or in any award granted under this Plan shall interfere with or limit in any way the right of the stockholders of the Corporation to remove any Director from the Board pursuant to state law or the Bylaws or Articles of Incorporation of the Corporation, nor confer upon any Director any right to continue in the service of the Corporation.

                  10. SECURITIES LAW MATTERS.

                  (a) The Corporation may require any Optionee, as a condition of receiving Option Rights, to give written assurances in substance and form satisfactory to the Corporation and its counsel to the effect that such person is acquiring the Common Shares subject to the Option Rights for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Corporation deems necessary or appropriate in order to comply with federal and applicable state securities laws.

                  (b) Each award of Option Rights shall be subject to the requirement that, if at any time counsel to the Corporation shall determine that the listing, registration or qualification of the Common Shares subject to such Option Rights upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance of shares thereunder, such award of Option Rights may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to such counsel. Nothing herein shall be deemed to require the Corporation to apply for or to obtain such listing, registration or qualification.

                  (c) To the extent necessary for an Option Right, its exercise or the sale of Common Shares acquired thereunder to be exempt from Section 16(b) of the Exchange Act, such Option Right shall be held six months from the Date of Grant, or at least six months shall elapse from the Date of Grant to the date of disposition of the Common Shares acquired upon exercise of such Option Right.

                  11. CHANGE IN CONTROL. Upon a Change in Control (as hereinafter defined), all Nonqualified Options held by an Optionee that would become exercisable with respect to such Optionee's service as a Director through the date of the Corporation's annual meeting of stockholders immediately following such Change in Control shall, notwithstanding Section 4(c) of this Plan, become immediately exercisable in full. If any event or series of events constituting a Change in Control shall be abandoned, the effect thereof shall be null and of no further force and effect and the provisions of section 4(c) shall be reinstated but without prejudice to any exercise of any Option Right that may have occurred prior to such nullification. For purposes of this Plan, "Change in Control" means the occurrence of any of the following events:

                  (a) The execution by the Corporation of an agreement for the merger, consolidation or reorganization into or with another corporation or other legal person; provided, however, that no such merger, consolidation or reorganization shall constitute a Change in Control if as a result of such merger, consolidation or reorganization not less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of securities entitled to vote generally in the election of directors of the Corporation ("Voting Stock") immediately prior to such transaction;

                  (b) The execution by the Corporation of an agreement for the sale or other transfer of all or substantially all of its assets to another corporation or other legal person; provided, however, that no such sale or other transfer shall constitute a Change in Control if as a result of such sale or transfer not less than a majority of the combined voting power of the then outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Corporation immediately prior to such sale or transfer.

                  (c) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) (other than any person (or any of their affiliates) that owns beneficially or of record more than ten percent of the Common Shares on the Effective Date) has or intends to become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing a majority or more of the combined voting power of the then-outstanding Voting Stock, including, without limitation, pursuant to a tender offer or exchange offer;

                  (d) If, during any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Corporation cease for any reason to constitute at least a majority thereof; provided, however, that for purposes of this subsection (d) each director who is first elected, or first nominated for election by the Corporation's stockholders, by a vote of at least two-thirds of the directors of the Corporation (or a committee thereof) then still in office who were directors of the Corporation at the beginning of any such period shall be deemed to have been a director of the Corporation at the beginning of such period; or

                  (e) except pursuant to a transaction described in the proviso to subsection (a) of this Section 11, the Corporation adopts a plan for the liquidation or dissolution of the

Corporation.

                  Notwithstanding the foregoing, to the extent necessary for an Option Right, its exercise or the sale of Common Shares acquired thereunder to be exempt from Section 16(b) of the Exchange Act (i) except in the case of death or Disability, an Optionee shall not be entitled to exercise any Option Rights granted within six months prior to the occurrence of a Change in Control until the expiration of the six-month period following the Date of Grant of such Option Rights, or (ii) at least six months shall elapse from the Date of Grant of such Option Rights to the date of disposition of the Common Shares acquired upon exercise of such Option Rights.

                  12. TERMINATION OF THE PLAN. No further awards shall be granted under this Plan after the passage of ten years from the date on which this Plan is first approved by the stockholders of the Corporation.

                  13. EFFECTIVE DATE. The effective date of this Plan (the "Effective Date") shall be September 1, 1999, provided, however, that this Plan and each award granted hereunder shall be void and of no force or effect until and unless this Plan shall have been approved by a vote of the holders of the majority of the Corporation present, or represented, and entitled to vote at a meeting duly held in accordance with Delaware law.

                  14. NONTRANSFERABILITY. Each Option granted under this Plan shall by its terms be nontransferable by the Optionee except by will or the laws of decent and distribution of the state wherein the Optionee is domiciled at the time of his death; provided, however, that the committee may (but need not) permit other transfers, to the extent consistent with Rule 16b-3, where the Committee concludes that such transferability does not result in accelerated taxation and is otherwise appropriate and desirable.

                                REVOCABLE PROXY

                                ACUBID.COM, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 22, 2000
                                   10:00 A.M.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints the official proxy committee of the Board of Directors of AcuBid.com, Inc. (the "Company"), each with full power of substitution, to act as proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on May 22, 2000, at 10 a.m., Pacific time, at La Costa Resort & Spa, 2100 Costa Del Mar Road, La Costa, California, and at any and all adjournments thereof, as set forth on the reverse side.

    THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES AS DIRECTORS SPECIFIED AND FOR EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXY COMMITTEE OF THE BOARD OF DIRECTORS IN ITS BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

/X/ Please mark your votes as indicated

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED NOMINEES
                        AND "FOR" EACH OF THE PROPOSALS.

1. The approval and adoption of the Amended and Restated Stock Purchase Agreement, dated as of March 24, 2000, by and among AcuBid.com, Inc. (the "Company" or "AcuBid"), AcuBid Acquisition Corporation, a wholly-owned subsidiary of AcuBid, PT. Jaring Data Interaktif ("JDI") and Adisatrya Suryo Sulisto, owner of at least 90% of the issued and outstanding shares of JDI, and the consummation of the transactions contemplated thereby.

             FOR / /             AGAINST / /             ABSTAIN / /

2. The approval and adoption of amendments to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 100,000,000 shares and to change the name of the Company to Asia Web Holdings, Inc.

             FOR / /             AGAINST / /             ABSTAIN / /

3. The election as directors of all nominees listed (except as marked to the contrary below).

              FOR / /              VOTE WITHHELD / /

Michael A. Schaffer                Raj Singam
Waddy Stephenson                   Tjahjono Soerjodibroto
Gordon C. Holterman                Bosko Djordjevic
Terry Giles                        William H. Millard

    INSTRUCTION: To withhold your vote for any individual nominee(s), write that nominee's name on the line provided below:
--------------------------------------------------------------------------------

4. The approval and adoption of the 1999 Incentive Equity Plan.

             FOR / /             AGAINST / /             ABSTAIN / /

5. The approval and adoption of the 1999 Stock Option Plan for Non-Employee Directors.

             FOR / /             AGAINST / /             ABSTAIN / /

6. The ratification of the appointment of Israeloff, Trattner & Co., P.C. as the Company's independent auditors for the fiscal year ending August 31, 2000.

             FOR / /             AGAINST / /             ABSTAIN / /

    The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated May 3, 2000 relating to the Annual Meeting.

            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Signature of Stockholder _______________________________________________________

Date ___________________________________________________________________________

Signature of Stockholder _______________________________________________________

Date ___________________________________________________________________________

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.